As filed via EDGAR with the Securities and Exchange Commission on December 27, 1996
                                                               File No. 811-8358
                                                       Registration No. 33-75250
--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|

                         Pre-Effective Amendment No.                        |_|




                       Post-Effective Amendment No. 8                       |X|


                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940




                       Post-Effective Amendment No. 8                       |X|
                       ------------------------------
                                MUTUAL FUND TRUST
               (Exact Name of Registrant as Specified in Charter)



                              101 Park Avenue,
                            New York, New York 10178
               --------------------------------------------------
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: (212) 492-1600

                               Copies to:
George Martinez, Esq.          Peter Eldridge, Esq          Gary S. Schpero, Esq.
Mutual Fund Trust              Chemical Bank                Simpson Thacher & Bartlett
125 West 55th Street           270 Park Avenue              425 Lexington Avenue
New York, New York  10019      New York, New York 10017     New York, New York 10017
--------------------------------------------------------------------------------------

(Name and Address of Agent for Service)


It is proposed that this filing will become effective:

     |X| immediately upon filing pursuant to   | | on (          ) pursuant to
         paragraph (b)                             paragraph (b)
     |_| 60 days after filing pursuant to      |_| on (          ) pursuant to
         paragraph (a)(1)                          paragraph (a)(1)
     |_| 75 days after filing pursuant to      |_| on (           ) pursuant to
         paragraph (a)(2)                          paragraph (a)(2) rule 485.

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ------------------

The Registrant has registered an indefinite number or amount of its shares of common stock for each of its three series of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 on July 18, 1994 and the Rule 24f-2 Notice for the Registrant's fiscal year ended August 31, 1996 was filed on October 23, 1996.

                                MUTUAL FUND TRUST
                       Registration Statement on Form N-1A

                              CROSS-REFERENCE SHEET
            Pursuant to Rule 495(a) under the Securities Act of 1933


                                VISTA(SM) SHARES
                            VISTA(SM) PREMIER SHARES
                         VISTA(SM) INSTITUTIONAL SHARES
                    VISTA(SM) NEW YORK TAX FREE INCOME FUND
             VISTA(SM) CALIFORNIA INTERMEDIATE TAX FREE INCOME FUND
                         VISTA(SM) TAX FREE INCOME FUND
                VISTA(SM) PRIME MONEY MARKET FUND CLASS B SHARES


           Item Number                                                                            Statement of
           Form N-1A,                                                                              Additional
             Part A                 Prospectus Caption                                         Information Caption
           -----------              ------------------                                         -------------------

                  Captions in parenthesis indicate Income Fund
                                    Prospectus captions which do not exist in the Money Market Fund Prospectuses.

                1                   Front Cover Page                                                    *

              2(a)                  Expense Summary                                                     *

               (b)                  Not Applicable                                                      *

              3(a)                  Financial Highlights                                                *

               (b)                  Not Applicable                                                      *

               (c)                  Performance Information                                             *

              4(a)(b)               Fund Objectives and Investment Approach;                            *
                                    (Fund Objective; Investment Policies)
                                    Other Information Concerning the Fund(s)

               (c)                  Fund Objectives and Investment Approach;                            *
                                    Common Investment Policies (Money Market
                                    Funds Only); (Fund Objectives; Investment
                                    Policies)

               5(a)                 Management                                                          *

               (b)                  Management                                                          *

               (c)                  Management                                                          *

               (d)                  Other Information Concerning the Fund(s)                            *

               (e)                  Back Covers                                                         *

               (f)                  Financial Highlights; Other Information                             *
                                    Concerning the Fund(s)

            5A.(a-b)                Not Applicable                                                      *

              6(a)                  Other Information Concerning the Fund(s)                            *

               (b)                  Not Applicable                                                      *

               (c)                  Not Applicable                                                      *

           Item Number                                                                            Statement of
           Form N-1A,                                                                              Additional
             Part A                 Prospectus Caption                                         Information Caption
           -----------              ------------------                                         -------------------

               (d)                  Not Applicable                                                      *

               (e)                  How to Buy, Sell and Exchange Shares; (About
                                    Your Investment); Other Information Concerning
                                    the Fund(s)                                                         *

               (f)                  How Dividends and Distributions are Made;                           *
                                    Tax Information; (How Distributions are Made;
                                    Tax Information)

               (g)                  How Dividends and Distributions are Made;                       Tax Matters
                                    Tax Information; (How Distributions are Made;
                                    Tax Information)

               (h)                  How to Buy, Sell and Exchange Shares; (About Your
                                    Investment); Other Information Concerning the Fund(s)               *

              7(a)                  How to Buy, Sell and Exchange Shares; Other                         *
                                    Information Concerning the Fund(s)

               (b)                  How the Fund(s) Value Their (its) Shares;                           *
                                    How to Buy, Sell and Exchange Shares;
                                    Other Information Concerning the Fund(s)

               (c)                  How to Buy, Sell and Exchange Shares                                *

               (d)                  How to Buy, Sell and Exchange Shares                                *

               (e)                  Management; Other Information Concerning                            *
                                    the Fund(s)

               (f)                  Other Information Concerning the Fund(s)                   Management of the
                                                                                                Trust and Funds

              8(a)                  How to Buy, Sell and Exchange Shares                                *

               (b)                  How to Buy, Sell and Exchange Shares                                *

               (c)                  How to Buy, Sell and Exchange Shares                                *

               (d)                  How to Buy, Sell and Exchange Shares                                *

              9                     Not Applicable                                                      *

Item Number
Form N-1A,                                                           Statement of Additional
  Part B            Prospectus Caption                                 Information Caption
-----------         ------------------                               -----------------------

10                       *                                           Front Cover Page

11                       *                                           Front Cover Page

12                       *                                           Not Applicable

13                  Fund Objectives and Investment Approach          Investment Policies and
                    (Fund Objectives; Investment Policies)           Restrictions

14                       *                                           Management of the Trust and Funds

15(a)                    *                                           Not Applicable

  (b)                    *                                           Principal Holders

  (c)                    *                                           Principal Holders

16(a)               Management                                       Management of the Trust and Funds

Item Number
Form N-1A,                                                           Statement of Additional
  Part B            Prospectus Caption                                 Information Caption
-----------         ------------------                               -----------------------

  (b)               Management                                       Management of the Trust and Funds

  (c)               Other Information Concerning                     Management of the Trust and Funds
                    the Fund(s)

  (d)               Management                                       Management of the Trust and Funds

  (e)                    *                                           Not Applicable

  (f)               How to Buy, Sell and Exchange Shares;            Management of the Trust and Funds
                    Other Information Concerning the Fund(s)

  (g)                    *                                           Not Applicable

  (h)                    *                                           Management of the Trust and Funds;
                                                                     Independent Accountants


  (i)                    *                                           Not Applicable

17                  Fund Objectives and Investment Approach;         Investment Policies and
                    (Fund Objective; Investment Policies)            Restrictions

18                  Other Information Concerning the Fund(s)         General Information

19(a)               How to Buy, Sell and Exchange Shares                        *

  (b)               How the Fund(s) Value Their (its) Shares         Determination of Net Asset
                                                                     Value



Item Number
Form N-1A,                                                           Statement of Additional
  Part B            Prospectus Caption                                 Information Caption
-----------         ------------------                               -----------------------

  (c)                    *                                           Purchases, Redemptions
                                                                     and Exchanges

20                  How Dividends and Distributions Are Made;        Tax Matters
                    Tax Information; (How Distributions are
                    Made; Tax Information)

21(a)                    *                                           Management of the Trust and Funds

  (b)                    *                                           Management of the Trust and Funds

  (c)                    *                                           Not Applicable

22                       *                                           Performance Information

23                       *                                           Not Applicable

Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                  [VISTA LOGO]
                               Vista[SM] Shares

                                  PROSPECTUS
                   VISTA[SM] 100% U.S. TREASURY SECURITIES
                              MONEY MARKET FUND
                  VISTA[SM] TREASURY PLUS MONEY MARKET FUND
                     VISTA[SM] FEDERAL MONEY MARKET FUND
                 VISTA[SM] U.S. GOVERNMENT MONEY MARKET FUND
                        VISTA[SM] CASH MANAGEMENT FUND
                     VISTA[SM] TAX FREE MONEY MARKET FUND
                VISTA[SM] NEW YORK TAX FREE MONEY MARKET FUND
               VISTA[SM] CALIFORNIA TAX FREE MONEY MARKET FUND


                      INVESTMENT STRATEGY: CURRENT INCOME

December 27, 1996

This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in their December 27, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

INVESTMENTS IN THE FUNDS ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THE VISTA TAX FREE, NEW YORK TAX FREE AND CALIFORNIA TAX FREE MONEY MARKET FUNDS MAY EACH INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER; ACCORDINGLY, AN INVESTMENT IN THESE FUNDS MAY BE RISKIER THAN INVESTMENTS IN OTHER TYPES OF MONEY MARKET FUNDS.

                               TABLE OF CONTENTS

Expense Summary                                                                      4
 The expenses you pay on your Fund investment, including examples

Financial Highlights                                                                 6
 The Funds' financial history

Fund Objectives and Investment Approach
 Vista 100% U.S. Treasury Securities Money Market Fund                              20
 Vista Treasury Plus Money Market Fund                                              20
 Vista Federal Money Market Fund                                                    20
 Vista U.S. Government Money Market Fund                                            21
 Vista Cash Management Fund                                                         21
 Vista Tax Free Money Market Fund                                                   21
 Vista New York Tax Free Money Market Fund                                          22
 Vista California Tax Free Money Market Fund                                        22

Common Investment Policies                                                          23

Management                                                                          30
 Chase Manhattan Bank, the Funds' adviser; Chase Asset Management and Texas
 Commerce Bank, the Funds' sub-advisers

How to Buy, Sell and Exchange Shares                                                31

How the Funds Value Their Shares                                                    35

How Dividends and Distributions Are Made; Tax Information                           36
 How the Funds distribute their earnings, and tax treatment related to those earnings

Other Information Concerning the Funds                                              37
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization

Performance Information                                                             40
 How performance is determined, stated and/or advertised


                                EXPENSE SUMMARY


Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in a Fund based on expenses incurred in the most recent fiscal year by each Fund, other than Vista 100% U.S. Treasury Securities Money Market Fund, and based on estimated expenses for the current fiscal year for the Vista 100% U.S. Treasury Securities Money Market Fund. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.


The table is provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that a Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table below, may be incurred directly by customers of financial institutions in connection with an investment in a Fund. The Funds understand that Shareholder Servicing Agents may credit the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from a Fund with respect to those accounts. See "Other Information Concerning the Funds."


                                                             Vista
                                                             100%
                                                             U.S.          Vista                       Vista
                                                           Treasury      Treasury        Vista         U.S.
                                                         Securities        Plus         Federal    Government         Vista
                                                             Money         Money         Money         Money          Cash
                                                            Market        Market        Market        Market       Management
                                                             Fund          Fund          Fund          Fund           Fund
                                                            -------       -------       -------       -------       ---------
                                                             Vista         Vista         Vista         Vista          Vista
                                                            Shares        Shares        Shares        Shares         Shares
                                                            -------       -------       -------       -------       ---------
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee (after estimated waiver of
  fee, where indicated)                                      0.10%         0.10%         0.10%         0.10%          0.10%
12b-1 Fee **                                                 0.10%         0.10%         0.10%         0.10%           n/a
Shareholder Servicing Fee (after estimated waiver of
  fee, where indicated)                                      0.24%*        0.23%*        0.25%*        0.22%*         0.32%*
Other Expenses                                               0.15%         0.16%         0.25%         0.17%          0.17%
Total Fund Operating Expenses (after waivers of fees,
  where indicated)                                           0.59%*        0.59%*        0.70%*        0.59%*         0.59%*

EXAMPLES
Your investment of $1,000 would incur the following expenses, assuming 5% annual return:
1 year                                                      $   6         $   6         $   7         $   6          $   6
3 years                                                        19            19            22            19             19
5 years                                                       --             33            39            33             33
10 years                                                      --             74            87            74             74

[restubbed table]


                                                                           Vista
                                                                            New          Vista
                                                             Vista         York      California
                                                              Tax           Tax           Tax
                                                             Free          Free          Free
                                                             Money         Money         Money
                                                            Market        Market        Market
                                                             Fund          Fund          Fund
                                                            -------       -------       -------
                                                             Vista         Vista         Vista
                                                            Shares        Shares        Shares
                                                            -------       -------       -------
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee (after estimated waiver of
  fee, where indicated)                                      0.10%         0.10%         0.03%*
12b-1 Fee **                                                 0.10%         0.10%         0.10%
Shareholder Servicing Fee (after estimated waiver of
  fee, where indicated)                                      0.21%*        0.21%*        0.15%*
Other Expenses                                               0.18%         0.18%         0.27%
Total Fund Operating Expenses (after waivers of fees,
  where indicated)                                           0.59%*        0.59%*        0.55%*

EXAMPLES
Your investment of $1,000 would incur the following expenses, assuming 5% annual return:
1 year                                                      $   6         $   6         $   6
3 years                                                        19            19            18
5 years                                                        33            33            31
10 years                                                       74            74            69

[end of restubbed table]


* Reflects current waiver arrangements to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such waivers, the Investment Advisory Fee and Shareholder Servicing Fee would be 0.10% and 0.35%, respectively, for each such Fund, and Total Fund Operating Expenses for Vista 100% U.S. Treasury Securities Money Market Fund, Vista Treasury Plus Money Market Fund, Vista Federal Money Market Fund, Vista U.S. Government Money Market Fund, Vista Cash Management Fund, Vista Tax Free Money Market Fund, Vista New York Tax Free Money Market Fund and Vista California Tax Free Money Market Fund would be 0.70%, 0.71%, 0.82%, 0.72%, 0.62%, 0.73%, 0.73% and 0.82%, respectively. Total Fund Operating Expenses reflect the agreement by Chase voluntarily to waive fees payable to it and/or reimburse expenses for a period of at least one year commencing on May 6, 1996 to the extent necessary to prevent Total Fund Operating Expenses of Vista Shares of each Fund other than Vista Federal Money Market Fund and Vista California Tax Free Money Market Fund from exceeding the amounts indicated in the table. In addition, Chase has agreed to waive fees payable to it and/or reimburse expenses for a two year period commencing on May 6, 1996 to the extent necessary to prevent Total Fund Operating Expenses for Vista Shares of the Vista Treasury Plus Money Market Fund, Vista U.S. Government Money Market Fund, Vista Cash Management Fund, Vista Tax Free Money Market Fund and Vista New York Tax Free Money Market Fund from exceeding 0.73%, 0.76%, 0.72%, 0.74% and 0.71%, respectively, of average net assets during such period.


** Long-term shareholders in mutual funds with 12b-1 fees, such as holders of Vista Shares of all Funds except Vista Cash Management Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

                                      4 and 5

                             FINANCIAL HIGHLIGHTS

On May 3, 1996, the Hanover 100% U.S Treasury Securities Money Market Fund ("Hanover 100% Treasury Fund") merged into Vista 100% U.S. Treasury Securities Money Market Fund, which was created to be the successor to the Hanover 100% Treasury Fund. The table set forth below provides selected per share data and ratios for one Hanover 100% Treasury Fund share outstanding through May 3, 1996 and one Vista Share of the Vista 100% U.S. Treasury Securities Money Market Fund outstanding for periods thereafter. This information is supplemented by financial statements and accompanying notes appearing in the Hanover 100% Treasury Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1995 and the Fund's Annual Report to Shareholders for the period ended August 31, 1996, which both are incorporated by reference into the SAI. Shareholders may obtain a copy of these annual reports by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, for the period ended August 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Fund's Annual Report to Shareholders. Periods ended prior to December 1, 1995 were audited by other independent accountants.



                      VISTA 100% U.S. TREASURY SECURITIES
                              MONEY MARKET FUND




                                            12/01/95**                     Year Ended                     7/1/91*
                                             through        -----------------------------------------     through
                                             8/31/96      11/30/95     11/30/94   11/30/93   11/30/92     11/30/91
                                            ----------    --------     --------   --------   --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period       $     1.00   $    1.000   $    1.000   $  1.000   $  1.000     $  1.000
                                              --------      ------       ------       ----       ----      -------
 Income from Investment Operations:
  Net Investment Income                         0.035        0.050        0.033      0.026      0.033        0.021
                                              --------      ------       ------       ----       ----      -------
 Less Distributions:
  Dividends from Net Investment Income          0.035        0.050        0.033      0.026      0.033        0.021
                                              --------      ------       ------       ----       ----      -------
Net Asset Value, End of Period             $     1.00   $    1.000   $    1.000   $  1.000   $  1.000     $  1.000
                                              ========      ======       ======       ====       ====      =======
Total Return                                     3.50%        5.15%        3.32%      2.62%      3.33%        2.58%
Ratios/Supplemental Data
 Net Assets, End of Period (000
   omitted)                                $1,671,603   $1,337,549   $1,024,125   $873,631   $383,688     $141,875
 Ratio of Expenses to Average Net
   Assets#                                       0.60%        0.58%        0.59%      0.58%      0.55%        0.45%
 Ratio of Net Investment Income to
   Average Net Assets#                           4.58%        4.99%        3.26%      2.58%      3.28%        5.02%
 Ratio of Expenses without waivers and
   assumption of expenses to Average
   Net Assets#                                   0.68%        0.61%        0.62%      0.61%      0.67%        0.74%
 Ratio of Net Investment Income
   without waivers and assumption of
   expenses to Average Net Assets #              4.50%        4.96%        3.23%      2.55%      3.16%        4.73%


 *  Fund commenced operations on July 1, 1991.

**  In 1996, the Fund changed its fiscal year end from November 30 to August 31.

 #  Short periods have been annualized.


                                     6 and 7

                              FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                    VISTA TREASURY PLUS MONEY MARKET FUND




                                                                                     5/6/96*
                                                                                     through
                                                                                     8/31/96
                                                                                    ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period                                              $     1.00
                                                                                    ---------
 Income from Investment Operations:
  Net Investment Income                                                                0.015
                                                                                    ---------
  Less Dividends from Net Investment Income                                            0.015
                                                                                    ---------
Net Asset Value, End of Period                                                    $     1.00
                                                                                    =========
Total Return                                                                            1.50%
                                                                                    =========
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)                                          $1,382,184
 Ratio of Expenses to Average Net Assets#                                               0.59%
 Ratio of Net Investment Income to Average Net Assets#                                  4.63%
 Ratio of Expenses without waivers and assumption of expenses to Average Net
  Assets#                                                                               0.73%
 Ratio of Net Investment Income without waivers and assumption of expenses to
  Average Net Assets#                                                                   4.49%


  * Commencement of offering shares.

  # Short periods have been annualized.

                              FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                       VISTA FEDERAL MONEY MARKET FUND


                                                                   Year       Year      5/9/94*
                                                                   ended      ended     through
                                                                 8/31/96    8/31/95     8/31/94
                                                                    ----       ----      ------
Per Share Operating Performance
Net Asset Value, Beginning of Period                            $   1.00   $   1.00     $  1.00
                                                                    ----       ----      ------
 Income from Investment Operations:
  Net Investment Income                                            0.048      0.051       0.013
                                                                    ----       ----      ------
  Total from Investment Operations                                 0.048      0.051       0.013
 Less Distributions:
  Dividends from Net Investment Income                             0.048      0.051       0.013
                                                                    ----       ----      ------
Net Asset Value, End of Period                                  $   1.00   $   1.00     $  1.00
                                                                    ====       ====      ======
Total Return                                                        4.83%      5.20%       1.26%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)                        $352,934   $203,399     $19,955
 Ratio of Expenses to Average Net Assets#                           0.70%      0.69%       0.40%
 Ratio of Net Investment Income to Average Net Assets#              4.79%      5.16%       4.36%
 Ratio of Expenses without waivers and assumption of
  expenses to Average Net Assets#                                   0.93%      0.93%       1.02%
 Ratio of Net Investment Income without waivers and
  assumptions of expenses to Average Net Assets#                    4.56%      4.92%       3.74%


  * Commencement of offering shares.

  # Short periods have been annualized.

                              FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                   VISTA U.S. GOVERNMENT MONEY MARKET FUND




                                                           Year         Year    11/1/93      1/1/93*
                                                           ended       ended    through      through
                                                          8/31/96    8/31/95   8/31/94+     10/31/93
                                                           ------       ----       ----      -------
Per Share Operating Performance
Net Asset Value, Beginning of Period                   $     1.00   $   1.00  $    1.00    $    1.00
                                                           ------       ----       ----      -------
 Income from Investment Operations:
  Net Investment Income                                     0.049      0.049      0.025        0.019
                                                           ------       ----       ----      -------
 Less Distributions:
  Dividends from Net Investment Income                      0.049      0.049      0.025        0.019
                                                           ------       ----       ----      -------
Net Asset Value, End of Period                         $     1.00   $   1.00  $    1.00    $    1.00
                                                           ======       ====       ====      =======
Total Return                                                 4.97%      5.05%      2.48%        2.02%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)               $2,057,023   $341,336  $ 335,365    $ 323,498
 Ratio of Expenses to Average Net Assets#                    0.65%      0.80%      0.80%        0.82%
 Ratio of Net Investment Income to Average
   Net Assets#                                               4.83%      4.93%      2.94%        2.39%
 Ratio of Expenses without waivers and assumption
  of expenses to Average Net Assets#                         0.73%      0.80%      0.80%        0.82%
 Ratio of Net Investment Income without waivers and
  assumption of expenses to Average Net Assets#              4.75%      4.93%      2.94%        2.39%


  * Commencement of offering shares.

  + In 1994 the U.S. Government Money Market Fund changed its fiscal year-end from October 31 to August 31.

  # Short periods have been annualized.

                    (This Page Intentionally Left Blank)

                              FINANCIAL HIGHLIGHTS

On May 3, 1996, the Hanover Cash Management Fund merged into Vista Cash Management Fund. The table set forth below provides selected per share data and ratios for one Hanover Cash Management Fund share (the accounting survivor of the merger) outstanding through May 3, 1996 and one Vista Share of the Vista Cash Management Fund outstanding for periods thereafter. This information is supplemented by financial statements and accompanying notes appearing in the Hanover Cash Management Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1995 and the Fund's Annual Report to
Shareholders   for the period ended August 31, 1996, which both are
incorporated by reference into the SAI. Shareholders may obtain a copy of these annual reports by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, for the period ended August 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Fund's Annual Report to Shareholders. Periods ended prior to December 1, 1995 were audited by other independent accountants.

               VISTA CASH MANAGEMENT FUND


                                                                12/1/95**                      Year End
                                                                 through     -------------------------------------------
                                                                 8/31/96     11/30/95   11/30/94   11/30/93     11/30/92
                                                               ---------     --------   --------   --------     --------
Per Share Operating Performance
  Net Asset Value, Beginning of Period                        $    1.000   $    1.000   $  1.000   $  1.000     $  1.000
                                                                  ------       ------       ----       ----      -------
 Income from Investment Operations:
  Net Investment Income                                            0.037        0.054      0.036      0.027        0.035
                                                                  ------       ------       ----       ----      -------
 Less Distributions:
  Dividends from Net Investment Income                             0.037        0.054      0.036      0.027        0.035
                                                                  ------       ------       ----       ----      -------
Net Asset Value, End of Period                                $    1.000   $    1.000   $  1.000   $  1.000     $  1.000
                                                                  ======       ======       ====       ====      =======
Total Return                                                        3.69%        5.49%      3.62%      2.74%        3.51%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)                      $1,621,212   $1,634,493   $990,045   $861,025     $560,173
 Ratio of Expenses to Average Net Assets#                           0.60%        0.58%      0.58%      0.61%        0.67%
 Ratio of Net Investment Income to Average Net Assets#              4.91%        5.35%      3.62%      2.70%        3.41%
 Ratio of Expenses without waivers and assumption of
  expenses to Average Net Assets#                                   0.63%        0.62%      0.62%      0.64%        0.72%
 Ratio of Net Investment Income without waivers and
  assumption of expenses to Average Net Assets #                    4.88%        5.31%      3.58%      2.67%        3.36%



[restubbed table]

                                                                       Year End              1/17/89*
                                                                -----------------------      through
                                                                 11/30/91      11/30/90      11/30/89
                                                                 --------      --------      --------
Per Share Operating Performance
           Net Asset Value, Beginning of Period                 $  1.000      $  1.000      $  1.000
                                                                  -------       -------       -------
 Income from Investment Operations:
  Net Investment Income                                            0.059         0.077         0.076
                                                                  -------       -------       -------
 Less Distributions:
  Dividends from Net Investment Income                             0.059         0.077         0.076
                                                                  -------       -------       -------
Net Asset Value, End of Period                                  $  1.000      $  1.000      $  1.000
                                                                  =======       =======       =======
Total Return                                                        6.01%         7.94%         7.83%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)                        $343,166      $196,103      $134,503
 Ratio of Expenses to Average Net Assets#                           0.67%         0.67%         0.67%
 Ratio of Net Investment Income to Average Net Assets#              5.84%         7.65%         8.62%
 Ratio of Expenses without waivers and assumption of
  expenses to Average Net Assets#                                   0.73%         0.73%         0.74%
 Ratio of Net Investment Income without waivers and
  assumption of expenses to Average Net Assets #                    5.78%         7.59%         8.55%

[end of restubbed table]

  * Fund commenced operations January 17, 1989.

 ** In 1996, the Fund changed its fiscal year end from November 30 to August 31.

  # Short periods have been annualized.

                                    12 and 13

                              FINANCIAL HIGHLIGHTS

The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders can obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

                       VISTA TAX FREE MONEY MARKET FUND


                                            Year     Year  11/1/93                           Year End                        9/4/87*
                                            ended    ended  through  -----------------------------------------------------   through
                                           8/31/96  8/31/95 8/31/94+ 10/31/93 10/31/92 10/31/91 10/31/90 10/31/89  10/31/88 10/31/87
                                           -------  ------- -------- -------- -------- -------- -------- -------- --------  --------
Per Share Operating Performance
Net Asset Value, Beginning of Period      $  1.00  $  1.00   $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                           ------   ------    ------   ------   ------   ------   ------   ------   ------   ------
 Income from Investment Operations:
  Net Investment Income                     0.029    0.029     0.015    0.019    0.028    0.043    0.054    0.056    0.045    0.007
                                           ------   ------    ------   ------   ------   ------   ------   ------   ------   ------
 Less Distributions:
  Dividends from Net Investment Income      0.029    0.029     0.015    0.019    0.028    0.043    0.054    0.056    0.045    0.007
                                           ------   ------    ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, End of Period            $  1.00  $  1.00   $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                           ======   ======    ======   ======   ======   ======   ======   ======   ======   ======
Total Return                                 2.92%    2.99%     1.54%    1.90%    2.79%    4.37%    5.47%    5.76%    4.61%    4.50%
Ratios/Supplemental Data:
 Net Assets, End of Period
  (000 omitted)                          $574,115 $166,915  $121,710 $160,497 $145,241 $115,770 $112,770 $107,534 $116,260 $133,177
 Ratio of Expenses to
   Average Net Assets#                       0.69%    0.86%     0.85%    0.85%    0.85%    0.85%    0.85%    0.85%    0.85%    0.85%
 Ratio of Net Investment Income to
   Average Net Assets#                       2.89%    2.96%     1.82%    1.88%    2.70%    4.27%    5.33%    5.59%    4.47%    4.47%
 Ratio of Expenses without waivers and
  assumption of expenses to Average Net
  Assets#                                    0.80%    0.94%     0.85%    0.91%    0.98%    0.99%    0.97%    1.01%    1.02%    1.18%
 Ratio of Net Investment Income without
  waivers and assumption of expenses
  to Average Net Assets#                     2.78%    2.87%     1.82%    1.83%    2.57%    4.13%    5.21%    5.43%    4.30%    4.15%

  * Commencement of offering shares.

  + In 1994 the Tax Free Money Market Fund changed its fiscal year-end from
   October 31 to August 31.

  # Short periods have been annualized.

                                      14 and 15

                              FINANCIAL HIGHLIGHTS

The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders can obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

                    VISTA NEW YORK TAX FREE MONEY MARKET FUND


                                            Year     Year  11/1/93                           Year End                       9/4/87*
                                           ended    ended  through  ------------------------------------------------------  through
                                          8/31/96  8/31/95 8/31/94+ 10/31/93 10/31/92 10/31/91 10/31/90 10/31/89  10/31/88 10/31/87
                                          -------  ------- -------- -------- -------- -------- -------- -------- --------- --------
Per Share Operating Performance
Net Asset Value, Beginning of Period      $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00   $  1.00
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------   -------
Income from Investment Operations:
Net Investment Income                       0.028    0.028    0.015    0.017    0.025    0.038    0.050    0.051    0.043     0.009
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------   -------
 Less Distributions:
Dividends from Net Investment Income        0.028    0.028    0.015    0.017    0.025    0.038    0.050    0.051    0.043     0.009
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------   -------
Net Asset Value, End of Period            $  1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00
                                          =======  =======  =======  =======  =======  =======  =======  =======  =======   =======
Total Return                                 2.85%    2.88%    1.48%    1.75%    2.53%    3.87%    5.02%    5.28%    4.50%     4.71%
Ratios/Supplemental Data:
 Net Assets, End of Period
   (000 omitted)                         $890,413 $378,400 $365,669 $300,425 $285,889 $230,855 $251,897 $252,201 $230,639   $ 2,385
 Ratio of Expenses to
   Average Net Assets#                       0.74%    0.86%    0.85%    0.85%    0.85%    0.85%    0.83%    0.81%    0.78%     0.25%
 Ratio of Net Investment Income to
   Average Net Assets#                       2.79%    2.84%    1.77%    1.72%    2.48%    3.83%    4.91%    5.15%    4.26%     4.71%
 Ratio of Expenses without waivers
   and assumption of expenses to
   Average Net Assets#                       0.83%    0.95%    0.85%    0.89%    0.92%    0.92%    0.91%    0.95%    1.10%     1.50%
 Ratio of Net Investment Income
   without waivers and assumption
   of expenses to Average Net Assets#        2.70%    2.75%    1.77%    1.68%    2.41%    3.76%    4.83%    5.01%    3.94%     3.46%

  * Commencement of operations.

  + In 1994 the New York Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.

  # Short periods have been annualized.

                                    16 and 17

                              FINANCIAL HIGHLIGHTS

The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders can obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.

                VISTA CALIFORNIA TAX FREE MONEY MARKET FUND FUND


                                                         Year      Year     11/1/93      Year       3/4/92*
                                                         ended     ended    through      ended      through
                                                        8/31/96   8/31/95   8/31/94+   10/31/93     10/31/92
                                                        -------   -------   --------   --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period                    $  1.00   $  1.00    $  1.00    $  1.00     $  1.00
                                                        -------   -------    -------    -------     -------
 Income from Investment Operations:
  Net Investment Income                                   0.030     0.033      0.018      0.023       0.019
                                                        -------   -------    -------    -------     -------
 Less Distributions:
  Dividends from Net Investment Income                    0.030     0.033      0.018      0.023       0.019
                                                        -------   -------    -------    -------     -------
Net Asset Value, End of Period                          $  1.00   $  1.00    $  1.00    $  1.00     $  1.00
                                                        =======   =======    =======    =======     =======
Total Return                                               3.06%     3.32%      1.82%      2.30%       2.89%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)                $42,819   $58,315    $64,423    $45,346     $44,643
 Ratio of Expenses to Average Net Assets#                  0.56%     0.48%      0.46%      0.42%       0.06%
 Ratio of Net Investment Income to Average Net
  Assets#                                                  3.03%     3.25%      2.17%      2.26%       2.86%
 Ratio of Expenses without waivers and assumption of
  expenses to Average Net Assets#                          1.02%     1.07%      0.94%      1.02%       1.23%
 Ratio of Net Investment Income without waivers and
  assumption of expenses to Average Net Assets#            2.57%     2.66%      1.69%      1.66%       1.69%

  * Commencement of operations.

  + In 1994 the California Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.

  # Short periods have been annualized.

                                    18 and 19

FUND OBJECTIVES AND
INVESTMENT APPROACH

Vista 100% U.S. Treasury
Securities Money Market Fund

The Fund's objective is to provide maximum current income consistent with maximum safety of principal and maintenance of liquidity.

The Fund invests in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. The Fund does not purchase securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, and does not enter into repurchase agreements. Income on direct investments in U.S. Treasury securities is generally not subject to state and local income taxes by reason of federal law. The dollar weighted average maturity of the Fund will be 90 days or less.

Vista Treasury Plus
Money Market Fund

The Fund's objective is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. In addition, the Fund will seek to enhance its yield by investing in repurchase agreements which are fully collateralized by obligations issued or guaranteed by the U.S. Treasury. The dollar weighted average maturity of the Fund will be 60 days or less.

Vista Federal
Money Market Fund

The Fund's objective is to provide current income consistent with preservation of capital and maintenance of liquidity.

The Fund invests primarily in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, and obligations issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. Government. Income on direct investments in U.S. Treasury securities and obligations of the agencies and instrumentalities in which the Fund invests is generally not subject to state and local income taxes by reason of federal law. The dollar weighted average maturity of the Fund will be 90 days or less. Due to state income tax considerations, the Fund will not enter into repurchase agreements.

------------------------------------------------------------------------------

Shareholders of the above Funds that reside in a state that imposes an income tax should determine through consultation with their own tax advisors whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status, and whether the Fund's capital gains and other income, if any, when distributed will be subject to the state's income tax. See "How Dividends and Distributions are Made; Tax Information."

Vista U.S. Government
Money Market Fund

The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

The Fund invests substantially all of its assets in obligations issued or guaranteed by the U.S. Treasury, or agencies or instrumentalities of the U.S. Government, and in repurchase agreements collateralized by these obligations. The dollar weighted average maturity of the Fund will be 60 days or less.

Vista Cash Management Fund

The Fund's objective is to provide maximum current income consistent with the preservation of capital and the maintenance of liquidity.

The Fund invests in high quality, short-term U.S. dollar- denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short- term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar- denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development);
(iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria; (iv) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less.

Vista Tax Free
Money Market Fund

The Fund's objective is to provide as high a level of current income which is excluded from gross income for federal income tax purposes as is consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in a non-diversified portfolio of short-term, fixed rate and variable rate Municipal Obligations (as defined under "Additional Investment Policies of the Tax Free Funds"). As a fundamental policy, under normal market conditions the Fund will have at least 80% of its assets invested in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). Although the Fund will seek to invest 100% of its assets in such Municipal Obligations, it reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation. The dollar weighted average maturity of the Fund will be 90 days or less.

Vista New York Tax Free Money Market Fund

The Fund's objective is to provide as high a level of current income which is excluded from gross income for federal income tax purposes and from New York State and New York City personal income taxes as is consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in a non- diversified portfolio of short-term, fixed rate and variable rate Municipal Obligations. Except when the Fund's advisers determine that acceptable securities are unavailable for investment, at least 65% of the assets of the Fund will be invested in New York Municipal Obligations (as defined under "Additional Investment Policies of the Tax Free Funds"), although the exact amount of its assets invested in such securities will vary from time to time. To the extent suitable New York Municipal Obligations are not available for investment, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The portion of the Fund's assets invested in such other Municipal Obligations would generally be subject to New York State and New York City personal income taxes.

As a fundamental policy, under normal market conditions the Fund will have at least 80% of its assets invested in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and which are not AMT Items. Although the Fund will seek to invest 100% of its assets in such Municipal Obligations, it reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation. The dollar weighted average maturity of the Fund will be 90 days or less.

Vista California Tax Free Money Market Fund

The Fund's objective is to provide as high a level of current income exempt from federal and State of California income taxes as is consistent with the preservation of capital and maintenance of liquidity.

The Fund invests primarily in a non-diversified portfolio of California Municipal Obligations (as defined under "Additional Investment Policies of the Tax Free Funds"). As a fundamental policy, the Fund will invest at least 65% of the value of its total assets in California Municipal Obligations, except when the Fund is maintaining a temporary defensive position. To the extent suitable California Municipal Obligations are not available for investment, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The portion of the Fund's assets invested in such other Municipal Obligations would generally be subject to California state personal income tax.

As a fundamental policy, the Fund will invest at least 80% of the value of its net assets in Municipal Obligations, except when the Fund is maintaining a temporary defensive position. Although the Fund will seek to invest 100% of its assets in Municipal Obligations, it reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation. The dollar weighted average maturity of the Fund will be 90 days or less.

COMMON INVESTMENT POLICIES

In lieu of investing directly, each Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the applicable Fund.

Each Fund seeks to maintain a net asset value of $1.00 per share.

The Funds invest only in U.S. dollar-denominated high quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be rated in the highest short-term rating category (the two highest short-term rating categories in the case of Vista New York Tax Free Money Market Fund and Vista California Tax Free Money Market Fund) by at least two national rating organizations ("NROs") (or one NRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures of the Trust. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these ratings requirements rather than the issuer of the security. Securities in which the Funds invest may not earn as high a level of current income as long-term or lower quality securities.

The Funds purchase only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations.

Although each Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

Vista Tax Free Money Market Fund, Vista New York Tax Free Money Market Fund and Vista California Tax Free Money Market Fund (together, the "Tax Free Funds") are classified as "non-diversified" funds under federal securities law. These Funds' assets may be more concentrated in the securities of any single issuer or group of issuers than if the Funds were diversified. Each Fund other than the Tax Free Funds is classified as a "diversified" fund under federal securities law.

There can be no assurance that any Fund will achieve its investment objective.

Other Investment Practices

The Funds may also engage in the following investment practices when consistent with their overall objectives and policies. These practices, and certain associated risks, are more fully described in the SAI.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund and Vista Treasury Plus Money Market Fund may also invest in other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Certain U.S. Government Obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association (GNMA), are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government Obligations, such as obligations of Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD COMMITMENTS. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund and Vista Federal Money Market Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. Each Fund other than the Tax Free Funds also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. Each Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. Each Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

STAND-BY COMMITMENTS. Each Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, a Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.

STRIPS AND ZERO COUPON OBLIGATIONS. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligations are backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". Vista Cash Management Fund and each Tax Free Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Each Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Tax Free Funds and the Vista Cash Management Fund may invest include participation certificates and, in the case of Vista Cash Management Fund, certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, a Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, a Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate a Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax exempt, and the Tax Free Funds would purchase such instruments based on opinions of bond counsel.

OTHER MONEY MARKET FUNDS. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund may invest up to 10% of its total assets in shares of other money market funds when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other money market funds.

PORTFOLIO TURNOVER. It is intended that the Funds will be fully managed by buying and selling securities, as well as holding securities to maturity. The frequency of the Funds' portfolio transactions will vary from year to year. In managing a Fund, the Fund's advisers will seek to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. More frequent turnover will generally result in higher transactions costs, including dealer mark-ups.

Additional Investment Policies of Vista Cash Management Fund

Vista Cash Management Fund may also invest in the following instruments, when consistent with its overall objective and policies. These instruments, and certain associated risks, are more fully described in the SAI.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks (including their foreign branches) and foreign banks (including their U.S. branches). These obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation. Foreign bank obligations involve certain risks associated with foreign investing.

ASSET-BACKED SECURITIES. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables.

MUNICIPAL OBLIGATIONS. The Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which it may invest. Dividends paid by this Fund that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

SECURITIES OF FOREIGN GOVERNMENTS AND SUPRANATIONAL AGENCIES. The Fund intends to invest a substantial portion of its assets from time to time in securities of foreign governments and supranational agencies. The Fund will limit its investments in foreign government obligations to commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada. Obligations of supranational agencies, such as the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

CUSTODIAL RECEIPTS. The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U.S. Government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Additional Investment Policies of the Tax Free Funds

The following provides additional information regarding the permitted investments of the Tax Free Funds. These investments, and certain associated risks, are more fully described in the SAI.

MUNICIPAL OBLIGATIONS. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). "New York Municipal Obligations" are Municipal Obligations of the State of New York and its political subdivisions and of Puerto Rico, other U.S. territories and their political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from New York State and New York City personal income taxes. "California Municipal Obligations" are Municipal Obligations of the State of California, its political subdivisions, authorities and corporations, the interest on which, in the opinion of bond counsel, is exempt from State of California personal income taxes.

Municipal Obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes. The Municipal Obligations in which the Tax Free Funds invest may consist of municipal notes, municipal commercial paper and municipal bonds maturing or deemed to mature in 397 days or less.

The two principal classifications of Municipal Obligations are general obligation and revenue obligation securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue obligation securities, the credit quality of which is directly related to the private user of the facilities.

From time to time, each Tax Free Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non- governmental issuers such as hospitals or airports, provided, however, that a Tax Free Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

MUNICIPAL LEASE OBLIGATIONS. The Tax Free Funds may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Fund may invest contain "non- appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Each Tax Free Fund will limit investments in non- appropriation leases to 10% of its assets. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.

Limiting Investment Risks

Specific regulations and investment restrictions help the Funds limit investment risks for their shareholders. These regulations and restrictions prohibit each Fund from: (a) with certain limited exceptions, investing more than 5% of its total assets in the securities of any one issuer (this limitation does not apply to the Tax Free Funds or to U.S. Government Obligations held by the other Funds); (b) investing more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (c) investing more than 25% of its total assets in any one industry (excluding U.S. Government Obligations, bank obligations and, for the Tax Free Funds, obligations of states, cities, municipalities or other public authorities, as well as municipal obligations secured by bank letters of credit or guarantees). A complete description of these and other investment policies is included in the SAI. Except for each Fund's investment objective, restriction (c) above and investment policies designated as fundamental above or in the SAI, the Funds' investment policies are not fundamental. The Trustees may change any non- fundamental investment policy without shareholder approval.

Risk Factors

GENERAL. There can be no assurance that any Fund will be able to maintain a stable net asset value. Changes in interest rates may affect the value of the obligations held by the Funds. The value of fixed income securities varies inversely with changes in prevailing interest rates, although money market instruments are generally less sensitive to changes in interest rates than are longer-term securities. For a discussion of certain other risks associated with the Funds' additional investment activities, see "Other Investment Practices," "Additional Investment Policies of Vista Cash Management Fund" and "Additional Investment Policies of the Tax Free Funds."

VISTA CASH MANAGEMENT FUND. This Fund is permitted to invest any portion of its assets in obligations of domestic banks (including their foreign branches), and in obligations of foreign issuers. The ability to concentrate in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Securities issued by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches), and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

THE TAX FREE FUNDS. Each Tax Free Fund may invest without limitation in Municipal Obligations secured by letters of credit or guarantees from U.S. banks (including their foreign branches), and may also invest in Municipal Obligations backed by foreign institutions. These investments are subject to the considerations discussed in the preceding paragraphs relating to Vista Cash Management Fund. Changes in the credit quality of banks or other financial institutions backing these Funds' Municipal Obligations could cause losses to these Funds and affect their share price. Credit enhancements which are supplied by foreign or domestic banks are not subject to federal deposit insurance.

Each of the Tax Free Funds is "non-diversified," which may make the value of their shares more susceptible to developments affecting issuers in which these Funds invest. In addition, more than 25% of the assets of each Tax Free Fund may be invested in securities to be paid from revenue of similar projects, which may cause these Funds to be more susceptible to similar economic, political, or regulatory developments (particularly with respect to Vista New York Tax Free Money Market Fund and Vista California Tax Free Money Market Fund, since the issuers in which these Funds invest will generally be located in a single state).

Because the Tax Free Funds will invest primarily in obligations issued by states, cities, public authorities and other municipal issuers, the Tax Free Funds are susceptible to factors affecting such states and their municipal issuers. The New York and California Tax Free Money Market Funds will be particularly susceptible to factors affecting the State of New York, the State of California, and their respective municipal issuers. Because the New York Tax Free Money Market Fund and the California Tax Free Money Market Fund are concentrated in securities issued by their respective states or entities within those states, investments in these Funds may be riskier than an investment in other types of money market funds. A number of municipal issuers, including the State of New York, New York City, the State of California and certain California counties, have a recent history of significant financial and fiscal difficulties. California's Orange County recently defaulted on certain of its indebtedness. If a municipal issuer is unable to meet its financial obligations, the income derived by the related Fund and that Fund's ability to preserve capital and liquidity could be adversely affected. See the SAI for further information.

Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Tax Free Funds.

MANAGEMENT

The Funds' Advisers

The Chase Manhattan Bank ("Chase") acts as investment adviser to each of the Funds pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of each of the Funds, subject to the oversight of the Board of Trustees. Chase is a wholly- owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to each of the Funds, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Fund other than the Vista Cash Management Fund and the Vista Tax Free Money Market Fund, pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for each of these Funds on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of each such Fund's average daily net assets. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

Texas Commerce Bank, National Association ("TCB") is the sub- investment adviser to the Vista Cash Management Fund and the Vista Tax Free Money Market Fund pursuant to a Sub-Investment Advisory Agreement between Chase and TCB. TCB has been in the investment counselling business since 1987 and is ultimately controlled and owned by The Chase Manhattan Corporation. TCB makes investment decisions for the Vista Cash Management Fund and the Vista Tax Free Money Market Fund on a day-to-day basis. For these services, TCB is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of each such Fund's average daily net assets. TCB is located at 600 Travis, Houston, Texas 77002.

HOW TO BUY, SELL AND EXCHANGE SHARES

How to Buy Shares

You can open a Fund account with as little as $2,500 ($1,000 for IRAs, SEP-IRAs and the Systematic Investment Plan) and make additional investments at any time with as little as $100. You can buy Fund shares three ways--through an investment representative or shareholder servicing agent, through the Funds' distributor (at 1-800-34-VISTA), or through the Systematic Investment Plan.

All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until clearance of the purchase check, which may take 15 calendar days or longer. In addition, redemption of shares purchased through ACH will not be allowed until clearance of your payment, which may take 7 business days or longer. In the event a check used to pay for shares is not honored by a bank, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by a Fund. For purchases by wire, if federal funds are not received by the Vista Service Center by 4:00 Eastern time on the day of the purchase order, the order will be canceled.

Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening an account.

BUYING SHARES THROUGH THE FUNDS' DISTRIBUTOR. Complete and return the enclosed application and your check in the amount you wish to invest to the Vista Service Center.

BUYING SHARES THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank savings or checking account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin the Plan at any time by sending a signed letter and a deposit slip or voided check to the Vista Service Center. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

BUYING SHARES THROUGH AN INVESTMENT REPRESENTATIVE OR SHAREHOLDER SERVICING AGENT. Vista Shares of the Funds may be purchased through a shareholder servicing agent (i.e., a financial institution, such as a bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Funds) or by customers of brokers or certain financial institutions which have entered into Selected Dealer Agreements with the Funds' distributor. An investor may purchase Vista Shares by authorizing his shareholder servicing agent or investment representative to purchase shares on his behalf through the Funds' distributor. Shareholder servicing agents may offer additional services to their customers, including customized procedures for the purchase and redemption of Vista Shares, such as pre-authorized or systematic purchase and withdrawal programs and "sweep" checking programs. For further information, see "Other Information Concerning the Funds" in this prospectus and the SAI.

Shares are sold without a sales load at the net asset value next determined after the Vista Service Center receives your order in proper form on any business day during which the Federal Reserve Bank of New York and the New York Stock Exchange are open for business ("Fund Business Day"). To receive that day's dividend, the Vista Service Center or your investment representative or shareholder servicing agent must generally receive your order prior to a Fund's Cut-off Time. The Funds' Cut-off Times (Eastern time) are as follows:

Vista 100% U.S. Treasury
  Securities Money Market Fund           Noon
Tax Free Funds                           Noon
Vista Federal Money Market Fund          2:00 p.m.
Vista U.S. Government Money Market
  Fund                                   2:00 p.m.
Vista Cash Management Fund               2:00 p.m.
Vista Treasury Plus Money Market
  Fund                                   4:00 p.m.

Each Fund reserves the right to set an earlier Cut-off Time on any Fund Business Day on which the Public Securities Association ("PSA") recommends an early close to trading on the U.S. Government securities market. Generally, such earlier Cut-off Time will be noon (Eastern time). The PSA is the trade association that represents securities firms and banks that underwrite, trade and sell debt securities, both domestically and internationally. Orders for shares received and accepted prior to the Cut-off Times will be entitled to all dividends declared on that day. Orders received for shares after a Fund's Cut-off Time and prior to 4:00 p.m., Eastern time on any Fund Business Day will not be accepted and executed on the same day except at the Funds' discretion. Orders received and not accepted after a Fund's Cut-off Time will be considered received prior to the Fund's Cut-off Time on the following Fund Business Day and processed accordingly. Orders for shares are accepted by each Fund after funds are converted to federal funds. Orders paid by check and received before a Fund's Cut-off Time will generally be available for the purchase of shares the following Fund Business Day. The Funds reserve the right to reject any purchase order.

How to Sell Shares

You can sell your Fund shares on any Fund Business Day either directly or through your investment representative or shareholder servicing agent. A Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.

SELLING SHARES DIRECTLY TO A FUND. Send a signed letter of instruction to the Vista Service Center. The price you receive is the next net asset value calculated after your request is received in proper form.

If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. A Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.

A Fund generally sends you payment for your shares the Fund Business Day after your request is received in proper form, provided your request is received by the Vista Service Center prior to the Fund's Cut-off Time, and assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.

You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Funds. Unless an investor indicates otherwise on the account application, the Funds will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Funds with his or her account registration and address as it appears on the Funds' records.

The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither a Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, or contact your investment representative or shareholder servicing agent. The Telephone Redemption Privilege may be modified or terminated without notice.

SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals of $50 or more monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan. Call the Vista Service Center at 1-800- 34-VISTA for complete instructions.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE OR YOUR SHAREHOLDER SERVICING AGENT. Your investment representative or your shareholder servicing agent must receive your request before the Cut-off Time for your Fund to receive that day's net asset value. Your representative will be responsible for furnishing all necessary documentation to the Vista Service Center.

INVOLUNTARY REDEMPTION OF ACCOUNTS. Each Fund may involuntary redeem your shares if the aggregate net asset value of the shares in your account is less than $500 or if you purchase through the Systematic Investment Plan and fail to meet that Fund's investment minimum within a twelve month period. In the event of any such redemption, you will receive at least 60 days' notice prior to the redemption.

How to Exchange Your Shares

You can exchange your shares for Vista Shares of certain other Vista money market funds at net asset value and for certain classes of shares of the Vista non-money market funds at net asset value plus any applicable sales charge, subject to any minimum investment requirement. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference.

A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Please read the prospectus carefully before investing and keep it for future reference. Shares of certain Vista funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Funds, the Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUNDS VALUE THEIR SHARES

The net asset value of each class of shares of each Fund is currently determined daily as of 4:00 p.m., Eastern time on each Fund Business Day by dividing the net assets of a Fund attributable to such class by the number of shares of such class outstanding at the time the determination is made. Effective with the anticipated introduction of certain automated share purchase programs, the net asset value of shares of each class of Funds available through the programs will also be determined as of 6:00 p.m., Eastern time on each Fund Business Day.

The portfolio securities of each Fund are valued at their amortized cost in accordance with federal securities laws, certain requirements of which are summarized under "Common Investment Policies." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price a Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share of each Fund will remain constant at $1.00 and the Funds will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. The Board of Trustees will review the holdings of each Fund at intervals it deems appropriate to determine whether that Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based upon amortized cost. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate.

HOW DIVIDENDS AND DISTRIBUTIONS ARE MADE; TAX INFORMATION

The net investment income of each class of shares of each Fund is declared as a dividend to the shareholders each Fund Business Day. Dividends are declared as of the time of day which corresponds to the latest time on that day that a Fund's net asset value is determined. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder arranges to receive dividends in cash or by ACH to a pre-established bank account, dividends are distributed in the form of additional shares. Dividends that are otherwise taxable are still taxable to you whether received in cash or additional shares. Net realized short-term capital gains, if any, will be distributed at least annually. The Funds do not expect to realize net long-term capital gains.

Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund.

Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to you. Each Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If a Fund does not qualify as a regulated investment company for any taxable year or does not make distributions as it intends, the Fund will be subject to tax on all of its income and gains.

Distributions by a Fund of its ordinary income and short-term capital gains are generally taxable to you as ordinary income. Distributions by the Tax Free Funds of their tax-exempt interest income will not be subject to federal income tax. Such distributions will generally be subject to state and local taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which you reside. Distributions by a Fund of any net long-term capital gains would be taxable as such, regardless of the length of time you have held your shares. Distributions will be taxable in the same manner for federal income tax purposes whether received in cash or in shares through the reinvestment of distributions.

To the extent distributions are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, such distributions may be exempt from certain types of state and local taxes.

Early in each calendar year the Funds will notify you of the amount and tax status of distributions paid to you for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the Funds. You should consult your tax adviser to determine the precise effect of an investment in the Funds on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION CONCERNING THE FUNDS

Distribution Plans

The Funds' distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. Each Fund other than the Vista Cash Management Fund has adopted a Rule 12b-1 distribution plan which provides that such Fund will pay distribution fees at annual rates of up to 0.10% of the average daily net assets attributable to its Vista Shares. There is no distribution plan for the Vista Cash Management Fund. Payments under the distribution plan shall be used to compensate or reimburse the Funds' distributor and broker- dealers for services provided and expenses incurred in connection with the sale of Vista Shares, and are not tied to the amount of actual expenses incurred. Some activities intended to promote the sale of Vista Shares will be conducted generally by the Vista Family of Funds, and activities intended to promote a Fund's Vista Shares may also benefit the Fund's other shares and other Vista funds.

VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment for reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

Shareholder Servicing Agents

Each Fund has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers, including assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.35% of the average daily net assets of the Vista Shares of each Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services. The Board of Trustees has determined that the amount payable in respect of "service fees" (as defined in the NASD Rules of

Fair Practice) does not exceed 0.25% of the average annual net assets attributable to the Vista Shares of each Fund.

Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as shareholder servicing agents. For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker- dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.

Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.

Administrator and
Sub-Administrator

Chase acts as the Funds' administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.05% of each Fund's average daily net assets.

VFD provides certain sub- administrative services to each Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from each Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at 101 Park Avenue, New York, New York 10178.

Custodian

Chase acts as custodian and fund accountant for each Fund and receives compensation under an agreement with the Funds. Securities and cash of each Fund may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

Expenses

Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

Organization and Description of Shares

Each Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of a Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.

Each Fund may issue multiple classes of shares. This Prospectus relates only to Vista Shares of the Funds. Certain Funds offer other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Funds that are offered. Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation with respect to one class of shares over another.

The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION

Each Fund may advertise its annualized "yield" and its "effective yield". Annualized "yield" is determined by assuming that income generated by an investment in a Fund over a stated seven-day period (the "yield") will continue to be generated each week over a 52-week period. It is shown as a percentage of such investment. "Effective yield" is the annualized "yield" calculated assuming the reinvestment of the income earned during each week of the 52-week period. The "effective yield" will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment.

The Tax Free Funds may also quote a "tax equivalent yield", the yield that a taxable money market fund would have to generate in order to produce an after-tax yield equivalent to a Tax Free Fund's yield. The tax equivalent yield of a Tax Free Fund can then be compared to the yield of a taxable money market fund. Tax equivalent yields can be quoted on either a "yield" or "effective yield" basis.

Investment performance may from time to time be included in advertisements about the Funds. Performance is calculated separately for each class of shares. Because this performance information is based on historical earnings, it should not be considered as an indication or representation of future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of each Fund's portfolio, each Fund's operating expenses and which class of shares you purchase. Investment performance also reflects the risks associated with each Fund's investment objective and policies. These factors should be considered when comparing each Fund's investment results to those of other mutual funds and investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater if the limitation had not been in effect. Each Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[VISTA LOGO]

P.O. Box 419392
Kansas City, MO 64141-6392

                                                                   VMM-1-1296X

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[VISTA LOGO]

P.O. Box 419392
Kansas City, MO 64141-6392

                                                                   VMM-1-1296C

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[VISTA LOGO]

P.O. Box 419392
Kansas City, MO 64141-6392

                                                                    VMM-1-1296

                                 [VISTA LOGO]


                              PREMIER[SM] SHARES

                                  PROSPECTUS
                   VISTA[SM] 100% U.S. TREASURY SECURITIES
                              MONEY MARKET FUND
                  VISTA[SM] TREASURY PLUS MONEY MARKET FUND
                     VISTA[SM] FEDERAL MONEY MARKET FUND
                 VISTA[SM] U.S. GOVERNMENT MONEY MARKET FUND
                        VISTA[SM] CASH MANAGEMENT FUND
                      VISTA[SM] PRIME MONEY MARKET FUND
                     VISTA[SM] TAX FREE MONEY MARKET FUND

                 -------------------------------------------
                     INVESTMENT STRATEGY: CURRENT INCOME
                 -------------------------------------------


December 27, 1996



This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in their December 27, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-622-4273. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

INVESTMENTS IN THE FUNDS ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                     (This Page Intentionally Left Blank)

                               TABLE OF CONTENTS

Expense Summary ............................................................   4
 The expenses you pay on your Fund investment, including examples

Financial Highlights .......................................................   6
 The Funds' financial history

Fund Objectives and Investment Approach
 Vista 100% U.S. Treasury Securities Money Market Fund .....................  18
 Vista Treasury Plus Money Market Fund .....................................  18
 Vista Federal Money Market Fund ...........................................  18
 Vista U.S. Government Money Market Fund ...................................  19
 Vista Cash Management Fund ................................................  19
 Vista Prime Money Market Fund .............................................  19
 Vista Tax Free Money Market Fund ..........................................  20

Common Investment Policies .................................................  20

Management .................................................................  28
 Chase Manhattan Bank, the Funds' adviser; Chase Asset Management and Texas Commerce Bank, the Funds' sub-advisers

How to Buy, Sell and Exchange Shares .......................................  29

How the Funds Value Their Shares ...........................................  32

How Dividends and Distributions Are Made; Tax Information ..................  33
 How the Funds distribute their earnings, and tax treatment related to those earnings

Other Information Concerning the Funds .....................................  34
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization

Performance Information ....................................................  37
 How performance is determined, stated and/or advertised

                                EXPENSE SUMMARY
                                ---------------


Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in a Fund based on expenses incurred in the most recent fiscal year by each Fund, other than Vista 100% U.S. Treasury Securities Money Market Fund, and based on estimated expenses for the current fiscal year for the Vista 100% U.S. Treasury Securities Money Market Fund. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.



The table is provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that a Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.


Charges or credits, not reflected in the expense table below, may be incurred directly by customers of financial institutions in connection with an investment in a Fund. The Funds understand that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from a Fund with respect to those accounts. See "Other Information Concerning the Funds."

                                                  Vista
                                                   100%
                                                   U.S.        Vista                     Vista
                                                 Treasury     Treasury      Vista         U.S.                   Vista       Vista
                                                Securities      Plus       Federal     Government    Vista      Prime      Tax Free
                                                  Money        Money        Money        Money        Cash       Money       Money
                                                  Market       Market       Market       Market    Management    Market      Market
                                                   Fund         Fund         Fund         Fund        Fund        Fund        Fund
                                                ----------    ---------   ----------   ----------  ----------   --------   ---------
                                                 Premier      Premier      Premier      Premier     Premier     Premier     Premier
                                                  Shares       Shares       Shares       Shares      Shares      Shares      Shares
                                                ----------    ---------   ----------   ----------  ----------   --------   ---------
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee                            0.10%        0.10%        0.10%        0.10%        0.10%      0.10%       0.10%
12b-1 Fee*                                          n/a          n/a          n/a         0.10%         n/a        n/a         n/a
Shareholder Servicing Fee
  (after estimated waiver of fee, where
  indicated)                                       0.00%**      0.25%        0.23%**      0.20%**      0.24%**    0.18%**     0.25%
Other Expenses                                     0.45%        0.16%        0.17%        0.15%        0.16%      0.17%       0.18%
Total Fund Operating Expenses
  (after waivers of fees, where indicated)         0.55%**      0.51%        0.50%**      0.55%**      0.50%**    0.45%**     0.53%
Examples
Your investment of $1,000 would incur the
following expenses, assuming 5% annual return:
1 year                                            $   6        $   5        $   5        $   6        $   5      $   5       $   5
3 years                                              18           16           16           18           16         14          17
5 years                                              --           29           28           31           28         25          30
10 years                                             --           64           63           69           63         57          66


  *Long-term shareholders in mutual funds with 12b-1 fees, such as holders of Premier Shares of Vista U.S. Government Money Market Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.


 **Reflects current waiver arrangements to maintain Total Fund Operating
   Expenses at the levels indicated in the table above. Absent such waivers, the Shareholder Servicing Fee would be 0.25% for each such Fund, and Total Fund Operating Expenses for Vista 100% U.S. Treasury Securities Money Market Fund, Vista Federal Money Market Fund, Vista U.S. Government Money Market Fund, Vista Cash Management Fund and Vista Prime Money Market Fund would be 0.80%, 0.52%, 0.60%, 0.51% and 0.52%, respectively.



                                      4 & 5

                              FINANCIAL HIGHLIGHTS
                              --------------------



The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



            VISTA 100% U.S. TREASURY SECURITIES MONEY MARKET FUND



                                                                         6/3/96*
                                                                         through
                                                                         8/31/96
                                                                         -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                                      $1.00
                                                                          -----
 Income from Investment Operations:
  Net Investment Income                                                    .011
                                                                          -----
 Less Distributions:
  Dividends from Net Investment Income                                     .011
                                                                          -----
Net Asset Value, End of Period                                            $1.00
                                                                          =====
TOTAL RETURN                                                               1.11%
                                                                          =====
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)                                  $ 227
 Ratio of Expenses to Average Net Assets#                                  0.42%
 Ratio of Net Investment Income to Average Net
  Assets#                                                                  3.45%
 Ratio of Expenses without waivers and assumption of
   expenses to Average Net Assets#                                         0.42%
 Ratio of Net Investment Income without waivers and
   assumption of expenses to Average Net Assets#                           3.45%


  * Commencement of offering shares.



  # Short periods have been annualized.

                              FINANCIAL HIGHLIGHTS
                              --------------------



The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                    VISTA TREASURY PLUS MONEY MARKET FUND

                                                             Year ended        4/22/94*
                                                          -----------------    through
                                                          8/31/96   8/31/95    8/31/94
                                                          -------    ------    -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                     $   1.00   $  1.00    $ 1.00
                                                          -------    ------    ------
 Income from Investment Operations:
  Net Investment Income                                     0.050     0.050     0.014
                                                          -------    ------    ------
 Less Distributions:
  Dividends from Net Investment Income                      0.050     0.050     0.014
                                                          -------    ------    ------
Net Asset Value, End of Period                           $   1.00   $  1.00    $ 1.00
                                                          =======    ======    ======
TOTAL RETURN                                                 5.07%     5.17%     1.37%
                                                          =======    ======    ======
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)                 $106,011   $18,572    $   36
 Ratio of Expenses to Average Net Assets#                    0.52%     0.50%     0.49%
 Ratio of Net Investment Income to Average Net
  Assets#                                                    4.85%     5.23%     3.85%
 Ratio of Expenses without waivers and assumption of
   expenses to Average Net Assets#                           0.63%     1.57%     0.89%
 Ratio of Net Investment Income without waivers and
   assumption of expenses to Average Net Assets#             4.74%     4.16%     3.46%


  * Commencement of offering shares.



  # Short periods have been annualized.

                              FINANCIAL HIGHLIGHTS
                              --------------------


The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                       VISTA FEDERAL MONEY MARKET FUND

                                                             Year ended        4/22/94*
                                                         -------------------   through
                                                          8/31/96    8/31/95    8/31/94
                                                          -------    -------   -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                     $   1.00   $   1.00   $  1.00
                                                         --------   --------   --------
 Income From Investment Operations:
  Net Investment Income                                     0.050      0.053     0.015
                                                         --------   --------   --------
 Less Distributions:
  Dividends from Net Investment Income                      0.050      0.053     0.015
                                                         --------   --------   --------
Net Asset Value, End of Period                           $   1.00   $   1.00   $  1.00
                                                         ========   ========   ========
TOTAL RETURN                                                 5.14%      5.40%     1.47%
Ratios/Supplemental Data:
 Net Assets, end of Period (000 omitted)                 $248,757   $148,512   $55,768
 Ratio of Expenses to Average Net Assets#                    0.50%      0.49%     0.35%
 Ratio of Net Investment Income to Average Net
  Assets#                                                    4.99%      5.32%     4.38%
 Ratio of Expenses without waivers and assumption of
   expenses to Average Net Assets#                           0.52%      0.59%     0.74%
 Ratio of Net Investment Income without waivers and
   assumption of expenses to Average Net Assets#             4.97%      5.22%     4.00%


  * Commencement of offering shares.



  # Short periods have been annualized.

                     (This Page Intentionally Left Blank)

                              FINANCIAL HIGHLIGHTS
                              --------------------


The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, for each of the periods commencing subsequent to June 30, 1992, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders. Periods ended prior to July 1, 1992 were audited by other independent accountants.



VISTA U.S. GOVERNMENT MONEY MARKET FUND(1)


                                                  Year Ended         11/1/93
                                             -------------------     through
                                              8/31/96    8/31/95   8/31/94+++
                                             --------    -------   ----------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period         $   1.00   $   1.00    $   1.00
                                             --------   --------    --------
 Income from Investment Operations:
  Net Investment Income                         0.050      0.052       0.027
                                             --------   --------    --------
 Less Distributions:
  Dividends from Net Investment Income          0.050      0.052       0.027
                                             --------   --------    --------
Net Asset Value, End of Period               $   1.00   $   1.00    $   1.00
                                             ========   ========    ========
TOTAL RETURN                                     5.15%      5.31%       2.70%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)     $801,665   $763,609    $545,999
 Ratio of Expenses to Average Net
  Assets+                                        0.55%      0.55%       0.55%
 Ratio of Net Income to Average
   Net Assets+                                   5.04%      5.22%       3.13%
 Ratio of Expenses without waivers and
   assumption of expenses to Average
   Net Assets+                                   0.59%      0.59%       0.61%
 Ratio of Net Investment Income without
   waivers and assumption of expenses to
   Average Net Assets+                           5.00%      5.18%       3.07%




                                               Year       7/1/92                 Year Ended
                                               Ended     through      ----------------------------------
                                             10/31/93    10/31/92*    6/30/92     6/30/91    6/30/90(2)
                                            ----------   ---------    -------    --------    -----------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period        $     1.00   $   1.00     $  1.00    $   1.00     $  1.00
                                            ----------   ---------    -------    --------     -------
 Income from Investment Operations:
  Net Investment Income                          0.027      0.010       0.041(3)    0.068       0.075
                                            ----------   ---------    -------    --------     -------
 Less Distributions:
  Dividends from Net Investment Income           0.027      0.010       0.041(3)    0.068       0.075
                                            ----------   ---------    -------    --------     -------
Net Asset Value, End of Period              $     1.00   $   1.00     $  1.00    $   1.00     $  1.00
                                            ==========   =========    ========   ========     =======
TOTAL RETURN                                      2.70%      0.98%       4.68%       6.91%       8.13%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)    $1,609,704   $108,505     $78,795    $193,308     $63,774
 Ratio of Expenses to Average Net
  Assets+                                         0.55%      0.58%       0.57%       0.57%       0.72%
 Ratio of Net Income to Average
   Net Assets+                                    2.66%      2.87%       4.10%       6.76%       7.46%
 Ratio of Expenses without waivers and
   assumption of expenses to Average
   Net Assets+                                    0.67%      0.70%       0.64%       0.65%         --
 Ratio of Net Investment Income without
   waivers and assumption of expenses to
   Average Net Assets+                            2.54%      2.75%       4.03%       6.68%         --

                                     10 & 11

VISTA U.S. GOVERNMENT MONEY MARKET FUND(1)



                                                           Year Ended
                                              ---------------------------------------
                                              9/30/89   9/30/88    9/30/87   9/30/86
                                              -------   -------   -------    -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period          $  1.00   $  1.00   $  1.00    $  1.00
                                              -------   -------   -------    -------
 Income from Investment Operations:
  Net Investment Income                         0.083     0.065     0.058      0.062
                                              -------   -------   -------    -------
 Less Distributions:
  Dividends from Net Investment Income          0.083     0.065     0.058      0.062
                                              -------   -------   -------    -------
Net Asset Value, End of Period                $  1.00   $  1.00   $  1.00    $  1.00
                                              =======   =======   ========   =======
TOTAL RETURN                                     6.34%     6.54%     5.78%      6.24%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)      $84,752   $79,541   $82,068    $86,475
 Ratio of Expenses to Average Net Assets+        0.70%     0.67%     0.64%      0.68%
 Ratio of Net Income to Average Net
  Assets+                                        8.31%     6.54%     5.78%      6.24%
 Ratio of Expenses without waivers and
   assumption of expenses to Average
   Net Assets+                                     --        --        --         --
 Ratio of Net Investment Income without
   waivers and assumption of expenses to
   Average Net Assets+                             --        --        --         --



  + Short periods have been annualized.


+++In 1994 the U.S. Government Money Market Fund changed its fiscal year-end from October 31 to August 31.

  *In 1992 the Trinity Government Fund, the predecessor to the Vista U.S.
   Government Money Market Fund, changed its fiscal year-end from June 30 to October 31.

(1)Trinity Government Fund and Vista U.S. Government Money Market Fund each reorganized as a new portfolio of Mutual Fund Group effective January 1, 1993 in a tax-free reorganization, and subsequently were reorganized into the Trust on October 28, 1994. The new portfolio was named Vista U.S. Government Money Market Fund.

(2)On January 31, 1990, the Trinity Government Fund was reorganized into a series of Trinity Assets Trust. Prior to the reorganization, the Trinity Government Fund had been incorporated under the laws of the State of Florida since July 10, 1980 as Pinnacle Government Fund, Inc. with a fiscal year ended September 30. Actual per share income and capital changes for the nine-month period ended June 30, 1990 have been annualized in order to provide a comparison to prior years' results.


(3) Includes $0.001 short-term capital gain per share.



                                     12 & 13

                              FINANCIAL HIGHLIGHTS
                              --------------------



The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                          VISTA CASH MANAGEMENT FUND



                                                                        5/6/96*
                                                                        through
                                                                        8/31/96
                                                                       ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                                   $   1.00
 Income from Investment Operations:
  Net Investment Income                                                   0.016
 Less Dividends from Net Investment Income
                                                                          0.016
Net Asset Value, End of Period                                         $   1.00
                                                                       ========
TOTAL RETURN                                                               1.61%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)                               $433,302
 Ratio of Expenses to Average Net Assets#                                  0.50%
 Ratio of Net Investment Income to Average Net
  Assets#                                                                  4.93%
 Ratio of Expenses without waivers and assumption of
   expenses to Average Net Assets#                                         0.52%
 Ratio of Net Investment Income without waivers and
   assumption of expenses to Average Net Assets#                           4.91%


  * Commencement of offering shares.



  # Short periods have been annualized.

                              FINANCIAL HIGHLIGHTS
                              --------------------


The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                        VISTA PRIME MONEY MARKET FUND

                                                       Year ended                    11/15/93*
                                                  -------------------------          through
                                                  8/31/96          8/31/95         ` 8/31/94+
                                                  --------         --------          --------
Per Share Operating Performance
Net Asset Value, Beginning of Period              $   1.00         $   1.00          $   1.00
                                                  --------         --------          --------
 Income from Investment Operations:
  Net Investment Income                              0.052            0.053             0.027
  Net Realized Loss on Securities                       --           (0.003)               --
                                                  --------         --------          --------
  Total Income from Investment Operations            0.052            0.050             0.027
 Voluntary Capital Contribution                         --            0.003                --
                                                  --------         --------          --------
 Less Distributions:
  Dividends from Net Investment Income               0.052            0.053             0.027
                                                  --------         --------          --------
Net Asset Value, End of Period                    $   1.00         $   1.00          $   1.00
                                                  ========         ========          ========
Total Return (1)                                      5.32%            5.44%             2.75%
Ratios/Supplemental Data:
 Net Assets, end of Period (000 omitted)          $418,736         $ 62,737          $ 73,253
 Ratio of Expenses to Average Net Assets#             0.45%            0.45%             0.45%
 Ratio of Net Investment Income to Average
  Net Assets#                                         5.18%            5.24%             3.15%
 Ratio of Expenses without waivers and
  assumption of  expenses to Average Net
  Assets#                                             0.51%            0.65%             0.56%
 Ratio of Net Investment Income without
  waivers and assumption of expenses to
  Average Net Assets#                                 5.12%            5.04%             3.04%


  * Commencement of operations.



  +In 1994 Prime Money Market changed its fiscal year-end from October 31 to
   August 31.



  # Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS
                             --------------------



The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                        VISTA TAX FREE MONEY MARKET FUND



                                              Year         Year      11/1/93                   Year Ended                 7/18/90*
                                             Ended        Ended      through       ----------------------------------     through
                                            8/31/96      8/31/95     8/31/94+++    10/31/93     10/31/92     10/31/91     10/31/90
                                            --------     --------    ----------    --------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                            --------     --------     --------     --------     --------     --------     --------
 Income from Investment Operations:
  Net Investment Income                        0.031        0.032        0.018        0.022        0.031        0.046        0.002
                                            --------     --------     --------     --------     --------     --------     --------
 Less Distributions:
  Dividends from Net Investment Income         0.031        0.032        0.018        0.022        0.031        0.046        0.002
                                            --------     --------     --------     --------     --------     --------     --------
Net Asset Value, End of Period              $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                            ========     ========     ========     ========     ========     ========     ========
Total Return                                    3.12%        3.29%        1.79%        2.21%        3.09%        4.68%        6.82%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)    $145,221     $148,436     $229,306     $225,791     $ 87,027     $ 19,174     $ 11,320
 Ratio of Expenses to Average Net
  Assets+                                       0.58%        0.56%        0.55%        0.55%        0.55%        0.55%        0.55%
 Ratio of Net Investment Income to
   Average Net Assets+                          3.08%        3.21%        2.11%        2.16%        2.92%        4.39%        6.82%
 Ratio of Expenses without waivers and
   assumption of expenses to Average
   Net Assets+                                  0.73%        0.84%        0.78%        0.79%        0.76%        0.82%        0.71%
 Ratio of Net Investment Income without
   waivers and assumption of expenses to
   Average Net Assets+                          2.92%        2.93%        1.89%        1.92%        2.71%        4.12%        6.66%


  * Commencement of offering shares.



  + Short periods have been annualized.



+++ In 1994 the Tax Free Money Market Fund changed its fiscal year-end from
    October 31 to August 31.



                                    16 & 17

FUND OBJECTIVES AND
INVESTMENT APPROACH
-------------------

VISTA 100% U.S. TREASURY
SECURITIES MONEY MARKET FUND

The Fund's objective is to provide maximum current income consistent with maximum safety of principal and maintenance of liquidity.

The Fund invests in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. The Fund does not purchase securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, and does not enter into repurchase agreements. Income on direct investments in U.S. Treasury securities is generally not subject to state and local income taxes by reason of federal law. The dollar weighted average maturity of the Fund will be 90 days or less.

VISTA TREASURY PLUS
MONEY MARKET FUND

The Fund's objective is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity.


The Fund invests in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. In addition, the Fund will seek to enhance its yield by investing in repurchase agreements which are fully collateralized by obligations issued or guaranteed by the U.S. Treasury. The dollar weighted average maturity of the Fund will be 60 days or less.


VISTA FEDERAL MONEY
MARKET FUND

The Fund's objective is to provide current income consistent with preservation of capital and maintenance of liquidity.


The Fund invests primarily in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, and obligations issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. Government. Income on direct investments in U.S. Treasury securities and obligations of the agencies and instrumentalities in which the Fund invests is generally not subject to state and local income taxes by reason of federal law. The dollar weighted average maturity of the Fund will be 90 days or less. Due to state income tax considerations, the Fund will not enter into repurchase agreements.

--------------------------------------------------------------------------------


Shareholders of the above Funds that reside in a state that imposes an income tax should determine through consultation with their own tax advisors whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status, and whether the Fund's capital gains and other income, if any, when distributed will be subject to the state's income tax. See "How Dividends and Distributions are Made; Tax Information."

VISTA U.S. GOVERNMENT
MONEY MARKET FUND

The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

The Fund invests substantially all of its assets in obligations issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. Government, and in repurchase agreements collateralized by these obligations. The dollar weighted average maturity of the Fund will be 60 days or less.

VISTA CASH MANAGEMENT FUND

The Fund's objective is to provide maximum current income consistent with the preservation of capital and the maintenance of liquidity.

The Fund invests in high quality, short-term U.S. dollar-denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short- term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria; (iv) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less.

VISTA PRIME MONEY MARKET FUND

The Fund's objective is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in high quality, short-term U.S. dollar-denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria; (iv) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 60 days or less.

VISTA TAX FREE MONEY
MARKET FUND

The Fund's objective is to provide as high a level of current income which is excluded from gross income for federal income tax purposes as is consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in a non-diversified portfolio of short-term, fixed rate and variable rate Municipal Obligations (as defined under "Additional Investment Policies of Vista Tax Free Money Market Fund"). As a fundamental policy, under normal market conditions the Fund will have at least 80% of its assets invested in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). Although the Fund will seek to invest 100% of its assets in such Municipal Obligations, it reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation. The dollar weighted average maturity of the Fund will be 90 days or less.

COMMON INVESTMENT
POLICIES
--------

In lieu of investing directly, each Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the applicable Fund.

Each Fund seeks to maintain a net asset value of $1.00 per share.


The Funds invest only in U.S. dollar-denominated high-quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be rated in the highest short-term rating category by at least two national rating organizations ("NROs") (or one NRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures of the Trust. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these ratings requirements rather than the issuer of the security. Securities in which the Funds invest may not earn as high a level of current income as long-term or lower quality securities.


The Funds purchase only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations.

Although each Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

Vista Tax Free Money Market Fund is classified as a "non-diversified" fund under federal securities law. This Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified. Each Fund other than the Vista Tax Free Money Market Fund is classified as a "diversified" fund under federal securities laws.

There can be no assurance that any Fund will achieve its investment objective.


OTHER INVESTMENT PRACTICES

The Funds may also engage in the following investment practice, when consistent with their overall objectives and policies. These practices, and certain associated risks, are more fully described in the SAI.


U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund and Vista Treasury Plus Money Market Fund may also invest in other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Certain U.S. Government Obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association (GNMA), are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government Obligations, such as obligations of Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD COMMITMENTS. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund and Vista Federal Money Market Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. Each Fund other than the Vista Tax Free Money Market Fund also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. Each Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. Each Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

STAND-BY COMMITMENTS. Each Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, a Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.


STRIPS AND ZERO COUPON OBLIGATIONS. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligations are backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". Vista Cash Management Fund, Vista Prime Money Market Fund and Vista Tax Free Money Market Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.


FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Each Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which Vista

Tax Free Money Market Fund, Vista Cash Management Fund and Vista Prime Money Market Fund may invest include participation certificates and, in the case of Vista Cash Management Fund and Vista Prime Money Market Fund, certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, a Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, a Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate a Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax exempt, and the Tax Free Fund would purchase such instruments based on opinions of bond counsel.


OTHER MONEY MARKET FUNDS. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund may invest up to 10% of its total assets in shares of other money market funds when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other money market funds.


PORTFOLIO TURNOVER. It is intended that the Funds will be fully managed by buying and selling securities, as well as holding securities to maturity. The frequency of the Funds' portfolio transactions will vary from year to year. In managing a Fund, the Fund's advisers will seek to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. More frequent turnover will generally result in higher transactions costs, including dealer mark-ups.

ADDITIONAL INVESTMENT POLICIES
OF VISTA CASH MANAGEMENT
FUND AND VISTA PRIME MONEY
MARKET FUND

Vista Cash Management Fund and Vista Prime Money Market Fund may also invest in the following instruments, when consistent with their overall objectives and policies. These instruments, and certain associated risks, are more fully described in the SAI.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks (including their foreign branches) and foreign banks (including their U.S. branches). These obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation. Foreign bank obligations involve certain risks associated with foreign investing.

ASSET-BACKED SECURITIES. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables.

MUNICIPAL OBLIGATIONS. The Funds may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which they may invest. Dividends paid by these Funds that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

SECURITIES OF FOREIGN GOVERNMENTS AND SUPRANATIONAL AGENCIES. The Funds intend to invest a substantial portion of their assets from time to time in securities of foreign governments and supranational agencies. The Funds will limit their investments in foreign government obligations to commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada. Obligations of supranational agencies, such as the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

CUSTODIAL RECEIPTS. The Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U.S. Government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

ADDITIONAL INVESTMENT POLICIES
OF VISTA TAX FREE MONEY
MARKET FUND

The following provides additional information regarding the permitted investments of Vista Tax Free Money Market Fund. These investments, and certain associated risks, are more fully described in the SAI.

MUNICIPAL OBLIGATIONS. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax).

Municipal Obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes. The Municipal Obligations in which the Fund invests may consist of municipal notes, municipal commercial paper and municipal bonds maturing or deemed to mature in 397 days or less.

The two principal classifications of Municipal Obligations are general obligation and revenue obligation securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue obligation securities, the credit quality of which is directly related to the private user of the facilities.

From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.


MUNICIPAL LEASE OBLIGATIONS. The Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. The Fund will limit its investments in non-appropriation leases to 10% of its assets. Although "non- appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.


LIMITING INVESTMENT RISKS

Specific regulations and investment restrictions help the Funds limit investment risks for their shareholders. These regulations and restrictions prohibit each Fund from: (a) with certain limited exceptions, investing more than 5% of its total assets in the securities of any one issuer (this limitation does not apply to the Tax Free Fund or to U.S. Government Obligations held by the other Funds);
(b) investing more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (c) investing more than 25% of its total assets in any one industry (excluding U.S. Government Obligations, bank obligations and, for the Tax Free Money Market Fund, obligations of states, cities, municipalities or other public authorities, as well as municipal obligations secured by bank letters of credit or guarantees). A complete description of these and other investment policies is included in the SAI. Except for each Fund's investment objective, restriction (c) above and investment policies designated as fundamental above or in the SAI, the Funds' investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.

RISK FACTORS

GENERAL. There can be no assurance that any Fund will be able to maintain a stable net asset value. Changes in interest rates may affect the value of the obligations held by the Funds. The value of fixed income securities varies inversely with changes in prevailing interest rates, although money market instruments are generally less sensitive to changes in interest rates than are longer-term securities. For a discussion of certain other risks associated with the Funds' additional investment activities, see "Other Investment Practices," "Additional Investment Policies of Vista Cash Management Fund and Vista Prime Money Market Fund" and "Additional Investment Policies of Vista Tax Free Money Market Fund."

VISTA CASH MANAGEMENT FUND AND VISTA PRIME MONEY MARKET FUND. These Funds are permitted to invest any portion of their assets in obligations of domestic banks (including their foreign branches), and in obligations of foreign issuers. The ability to concentrate in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Securities issued by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches), and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.


VISTA TAX FREE MONEY MARKET FUND. This Fund may invest without limitation in Municipal Obligations secured by letters of credit or guarantees from U.S. banks (including their foreign branches), and may also invest in Municipal Obligations backed by foreign institutions. These investments are subject to the considerations discussed in the preceding paragraphs relating to Vista Cash Management Fund and Vista Prime Money Market Fund. Changes in the credit quality of banks or other financial institutions backing the Fund's Municipal Obligations could cause losses to the Fund and affect their share price. Credit enhancements which are supplied by foreign or domestic banks are not subject to federal deposit insurance.


This Fund is "non-diversified," which may make the value of its shares more susceptible to developments affecting issuers in which the Fund invest. In addition, more than 25% of the assets of the Fund may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory developments.

Because this Fund will invest primarily in obligations issued by states, cities, public authorities and other municipal issuers, the Fund is susceptible to factors affecting such states and their municipal issuers. A number of municipal issuers have a recent history of significant financial and fiscal difficulties. If a municipal issuer is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected.

Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Fund.

MANAGEMENT
----------

THE FUNDS' ADVISERS

The Chase Manhattan Bank ("Chase") acts as investment adviser to each of the Funds pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of each of the Funds, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to each of the Funds, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Fund other than the Vista Cash Management Fund and the Vista Tax Free Money Market Fund, pursuant to a Sub- Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for each of these Funds on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of each such Fund's average daily net assets. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

Texas Commerce Bank, National Association ("TCB") is the sub- investment adviser to the Vista Cash Management Fund and the Vista Tax Free Money Market Fund pursuant to a Sub-Investment Advisory Agreement between Chase and TCB. TCB has been in the investment counselling business since 1987 and is ultimately controlled and owned by The Chase Manhattan Corporation. TCB makes investment decisions for the Vista Cash Management Fund and the Vista Tax Free Money Market Fund on a day-to-day basis. For these services, TCB is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of each such Fund's average daily net assets. TCB is located at 600 Travis, Houston, Texas 77002.

HOW TO BUY, SELL AND
EXCHANGE SHARES
---------------

HOW TO BUY SHARES

Premier Shares may be purchased through certain investment representatives or shareholder servicing agents. Qualified investors are defined to be institutions, trusts, partnerships, corporations, qualified and other retirement plans and fiduciary accounts opened by a bank, trust company or thrift institution which exercises investment authority over such accounts.

All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until clearance of the purchase check, which may take 15 calendar days or longer. In addition, redemption of shares purchased through ACH will not be allowed until clearance of your payment, which may take 7 business days or longer. In the event a check used to pay for shares is not honored by a bank, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by a Fund.

Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening an account.


BUYING SHARES THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank savings or checking account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin the Plan at any time by sending a signed letter and a deposit slip or voided check to the Vista Service Center. Call the Vista Service Center at 1-800-622-4273 for complete instructions.


BUYING SHARES THROUGH AN INVESTMENT REPRESENTATIVE OR SHAREHOLDER SERVICING AGENT. Premier Shares of the Funds may be purchased through a shareholder servicing agent (i.e., a financial institution, such as a bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Funds) or by customers of brokers or certain financial institutions which have entered into Selected Dealer Agreements with the Funds' distributor. An investor may purchase Premier Shares by authorizing his shareholder servicing agent or investment representative to purchase shares on his behalf through the Funds' distributor. Shareholder servicing agents may offer additional services to their customers, including customized procedures for the purchase and redemption of Premier Shares, such as pre-authorized or systematic purchase and withdrawal programs and "sweep" checking programs. For further information, see "Other Information Concerning the Funds" in this prospectus and the SAI.

Shares are sold without a sales load at the net asset value next determined after the Vista Service Center receives your order in proper form on any business day during which the Federal Reserve Bank of New York and the New York Stock Exchange are open for business ("Fund Business Day"). To receive that day's dividend, the Vista Service Center or your investment representative or shareholder servicing agent must generally receive your order prior to a Fund's Cut-off Time. The Funds' Cut-off Times (Eastern time) are as follows:

 Vista 100% U.S. Treasury
  Securities Money Market Fund     Noon
Vista Tax Free Money Market
  Fund                             Noon
Vista Federal Money Market
  Fund                             2:00 p.m.
Vista U.S. Government Money
  Market Fund                      2:00 p.m.
Vista Cash Management Fund         2:00 p.m.
Vista Prime Money Market Fund      2:00 p.m.
Vista Treasury Plus Money
  Market Fund                      4:00 p.m.


Each Fund reserves the right to set an earlier Cut-off Time on any Fund Business Day on which the Public Securities Association ("PSA") recommends an early close to trading on the U.S. Government securities market. Generally, such earlier Cut-off Time will be noon (Eastern time). The PSA is the trade association that represents securities firms and banks that underwrite, trade and sell debt securities, both domestically and internationally. Orders for shares received and accepted prior to the Cut-off Times will be entitled to all dividends declared on that day. Orders received for shares after a Fund's Cut-off Time and prior to 4:00 p.m., Eastern time on any Fund Business Day will not be accepted and executed on the same day except at the Funds' discretion. Orders received and not accepted after a Fund's Cut-off Time will be considered received prior to the Fund's Cut-off Time on the following Fund Business Day and processed accordingly. Orders for shares are accepted by each Fund after funds are converted to federal funds. Orders paid by check and received before a Fund's Cut-off Time will generally be available for the purchase of shares the following Fund Business Day. For purchases by wire, if federal funds are not received by the Vista Service Center by 4:00 Eastern time on the day of the purchase order, the order will be canceled. The Funds reserve the right to reject any purchase order.


MINIMUM INVESTMENTS. Each Fund has established a minimum initial investment amount of $100,000 for the purchase of Premier Shares. Shareholders must maintain an average account balance of $100,000 in the Premier Shares of a Fund at all times. There is no minimum for subsequent investments.

HOW TO SELL SHARES

You can sell your Fund shares on any Fund Business Day either directly or through your investment representative or shareholder servicing agent. A Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.


SELLING SHARES DIRECTLY TO A FUND. Send a signed letter of instruction to the Vista Service Center. The price you receive is the next net asset value calculated after your request is received in proper form. In order to allow the advisers to most effectively manage the Funds, investors are urged to make redemption requests as early in the day as possible.


If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. A Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner.
Contact the Vista Service Center for details.

A Fund generally sends you payment for your shares the Fund Business Day after your request is received in proper form, provided your request is received by the Vista Service Center prior to the Fund's Cut-off Time, and assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.

You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Funds. Unless an investor indicates otherwise on the account application, the Funds will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Funds with his or her account registration and address as it appears on the Funds' records.

The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither a Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, or contact your investment representative or shareholder servicing agent. The Telephone Redemption Privilege may be modified or terminated without notice.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE OR YOUR SHAREHOLDER SERVICING AGENT. Your investment representative or your shareholder servicing agent must receive your request before the Cut-off Time for your Fund to receive that day's net asset value. Your representative will be responsible for furnishing all necessary documentation to the Vista Service Center.

INVOLUNTARY REDEMPTION OF ACCOUNTS. Each Fund may involuntary redeem your shares if the aggregate net asset value of the shares in your account is less than $100,000 or if you purchase through the Systematic Investment Plan and fail to meet that Fund's investment minimum within a twelve month period. In the event of any such redemption, you will receive at least 60 days' notice prior to the redemption.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares for Premier Shares of certain other Vista money market funds at net asset value and for certain classes of shares of the Vista non-money market funds at net asset value plus any applicable sales charge, subject to any minimum investment requirement. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference.

A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Please read the prospectus carefully before investing and keep it for future reference. Shares of certain Vista funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Funds, the Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUNDS VALUE
THEIR SHARES
------------

The net asset value of each class of shares of each Fund is currently determined daily as of 4:00 p.m., Eastern time on each Fund Business Day by dividing the net assets of a Fund attributable to such class by the number of shares of such class outstanding at the time the determination is made. Effective with the anticipated introduction of certain automated share purchase programs, the net asset value of shares of each class of Funds available through the programs will also be determined as of 6:00 p.m., Eastern time on each Fund Business Day.

The portfolio securities of each Fund are valued at their amortized cost in accordance with federal securities laws, certain requirements of which are summarized under "Common Investment Policies." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price a Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share of each Fund will remain constant at $1.00 and the Funds will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. The Board of Trustees will review the holdings of each Fund at intervals it deems appropriate to determine whether that Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based upon amortized cost. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate.

HOW DIVIDENDS AND
DISTRIBUTIONS ARE MADE;
TAX INFORMATION
---------------

The net investment income of each class of shares of each Fund is declared as a dividend to the shareholders each Fund Business Day. Dividends are declared as of the time of day which corresponds to the latest time on that day that a Fund's net asset value is determined. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder arranges to receive dividends in cash or by ACH to a pre-established bank account, dividends are distributed in the form of additional shares. Dividends that are otherwise taxable are still taxable to you whether received in cash or additional shares. Net realized short-term capital gains, if any, will be distributed at least annually. The Funds do not expect to realize net long-term capital gains.

Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund.

Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to you. Each Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If a Fund does not qualify as a regulated investment company for any taxable year or does not make distributions as it intends, the Fund will be subject to tax on all of its income and gains.

Distributions by a Fund of its ordinary income and short-term capital gains are generally taxable to you as ordinary income. Distributions by Vista Tax Free Money Market Fund of its tax-exempt interest income will not be subject to federal income tax. Such distributions will generally be subject to state and local taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which you reside. Distributions by a Fund of any net long-term capital gains would be taxable as such, regardless of the length of time you have held your shares. Distributions will be taxable in the same manner for federal income tax purposes whether received in cash or in shares through the reinvestment of distributions.

To the extent distributions are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, such distributions may be exempt from certain types of state and local taxes.

Early in each calendar year the Funds will notify you of the amount and tax status of distributions paid to you for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the Funds. You should consult your tax adviser to determine the precise effect of an investment in the Funds on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION
CONCERNING THE FUNDS
--------------------

DISTRIBUTION ARRANGEMENTS

The Funds' distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. Vista U.S. Government Money Market Fund has adopted a Rule 12b-1 distribution plan which provides that it will pay distribution fees at annual rates of up to 0.10% of the average daily net assets attributable to its Premier Shares. There is no distribution plan for Premier Shares of the other Funds. Payments under the distribution plan shall be used to compensate or reimburse the Funds' distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Premier Shares of Vista U.S. Government Money Market Fund, and are not tied to the amount of actual expenses incurred. Some activities intended to promote the sale of Premier Shares of Vista U.S. Government Money Market Fund will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Premier Shares may also benefit the Fund's other shares and other Vista funds.

VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

SHAREHOLDER SERVICING AGENTS
Each Fund has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers, including assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Premier Shares of each Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.


Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as shareholder servicing agents.



For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.


Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.

ADMINISTRATOR AND SUB-ADMINISTRATOR

Chase acts as the Funds' administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.05% of each Fund's average daily net assets.

VFD provides certain sub-administrative services to each Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from each Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at 101 Park Avenue, New York, New York 10178.

CUSTODIAN

Chase acts as custodian and fund accountant for each Fund and receives compensation under an agreement with the Funds. Securities and cash of each Fund may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

EXPENSES

Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


ORGANIZATION AND DESCRIPTION
OF SHARES

Each Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of a Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.

Each Fund issues multiple classes of shares. This Prospectus relates only to Premier Shares of the Funds. Premier Shares may be purchased only by qualified investors. See "How to Buy, Sell and Exchange Shares." The Funds offer other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-622-4273 to obtain additional information about other classes of shares of the Funds that are offered. Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation with respect to one class of shares over another.

The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.


Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION
-----------------------

Each Fund may advertise its annualized "yield" and its "effective yield". Annualized "yield" is determined by assuming that income generated by an investment in a Fund over a stated seven-day period (the "yield") will continue to be generated each week over a 52-week period. It is shown as a percentage of such investment. "Effective yield" is the annualized "yield" calculated assuming the reinvestment of the income earned during each week of the 52-week period. The "effective yield" will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment.

The Vista Tax Free Money Market Fund may also quote a "tax equivalent yield", the yield that a taxable money market fund would have to generate in order to produce an after-tax yield equivalent to a tax free fund's yield. The tax equivalent yield of the Vista Tax Free Money

Market Fund can then be compared to the yield of a taxable money market fund. Tax equivalent yields can be quoted on either a "yield" or "effective yield" basis.


Investment performance may from time to time be included in advertisements about the Funds. Performance is calculated separately for each class of shares. Because this performance information is based on historical earnings, it should not be considered as an indication or representation of future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of each Fund's portfolio, each Fund's operating expenses and which class of shares you purchase. Investment performance also reflects the risks associated with each Fund's investment objective and policies. These factors should be considered when comparing each Fund's investment results to those of other mutual funds and investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater if the limitation had not been in effect. Each Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                      (This Page Intentionally Left Blank)

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[VISTA LOGO]

P.O. Box 419392
Kansas City, MO 64141-6392




                                                                    VPMM-1-1296X

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[VISTA LOGO]

P.O. Box 419392
Kansas City, MO 64141-6392


                                                                    VPMM-1-1296C

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[VISTA LOGO]

P.O. Box 419392
Kansas City, MO 64141-6392

                                                                     VPMM-1-1296

                                  [VISTA LOGO]

                           INSTITUTIONAL[SM] SHARES
                                  PROSPECTUS
                   VISTA[SM] 100% U.S. TREASURY SECURITIES
                              MONEY MARKET FUND
                  VISTA[SM] TREASURY PLUS MONEY MARKET FUND
                     VISTA[SM] FEDERAL MONEY MARKET FUND
                 VISTA[SM] U.S. GOVERNMENT MONEY MARKET FUND
                        VISTA[SM] CASH MANAGEMENT FUND
                      VISTA[SM] PRIME MONEY MARKET FUND
                     VISTA[SM] TAX FREE MONEY MARKET FUND
                 -------------------------------------------
                     INVESTMENT STRATEGY: CURRENT INCOME
                 -------------------------------------------


December 27, 1996



This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in their December 27, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-622-4273. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE

CONTRARY IS A CRIMINAL OFFENSE. INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


INVESTMENTS IN THE FUNDS ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                      (This Page Intentionally Left Blank)

                               TABLE OF CONTENTS

Expense Summary ............................................................   4
 The expenses you pay on your Fund investment, including examples

Financial Highlights .......................................................   6
 The Funds' financial history

Fund Objectives and Investment Approach
 Vista 100% U.S. Treasury Securities Money Market Fund .....................  13
 Vista Treasury Plus Money Market Fund .....................................  13
 Vista Federal Money Market Fund ...........................................  13
 Vista U.S. Government Money Market Fund ...................................  14
 Vista Cash Management Fund ................................................  14
 Vista Prime Money Market Fund .............................................  14
 Vista Tax Free Money Market Fund ..........................................  15

Common Investment Policies .................................................  15

Management .................................................................  23
 Chase Manhattan Bank, the Funds' adviser; Chase Asset Management and
 Texas Commerce Bank, the Funds' sub-advisers

How to Buy, Sell and Exchange Shares .......................................  23

How the Funds Value Their Shares ...........................................  26

How Dividends and Distributions Are Made; Tax Information ..................  27
 How the Funds distribute their earnings, and tax treatment related to those earnings

Other Information Concerning the Funds .....................................  28
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization

Performance Information ....................................................  30
 How performance is determined, stated and/or advertised

                                EXPENSE SUMMARY
                                ---------------


Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in a Fund based on expenses incurred in the most recent fiscal year by each Fund, other than Vista 100% U.S. Treasury Securities Money Market Fund, and based on estimated expenses for the current fiscal year for the Vista 100% U.S. Treasury Securities Money Market Fund. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

The table is provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that a Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.



Charges or credits, not reflected in the expense table below, may be incurred directly by customers of financial institutions in connection with an investment in a Fund.

                                                Vista 100%
                                                   U.S.             Vista
                                                 Treasury         Treasury            Vista
                                                Securities          Plus             Federal
                                                   Money            Money             Money
                                                  Market           Market            Market
                                                   Fund             Fund              Fund
                                              -------------    -------------      -------------
                                              Institutional    Institutional      Institutional
                                                  Shares           Shares            Shares
                                              -------------    -------------      -------------
Annual Fund Operating Expenses
  (as a percentage of average net assets)
Investment Advisory Fee                            0.10%            0.10%            0.10%
12b-1 Fee                                           n/a              n/a              n/a
Shareholder Servicing Fee                           n/a              n/a              n/a
Other Expenses                                     0.17%            0.16%            0.17%
Total Fund Operating Expenses                      0.27%            0.26%            0.27%
Examples
Your investment of $1,000 would
incur the following expenses,
assuming 5% annual return:
1 year                                            $   3            $   3            $   3
3 years                                               9                8                9
5 years                                              --               15               15
10 years                                             --               33               34

                                                Vista U.S.          Vista            Vista             Vista
                                                Government          Cash             Prime           Tax Free
                                                   Money           Manage-           Money             Money
                                                  Market            ment            Market            Market
                                                   Fund             Fund             Fund              Fund
                                              -------------    -------------    -------------      -------------
                                              Institutional    Institutional    Institutional      Institutional
                                                  Shares           Shares           Shares            Shares
                                              -------------    -------------    -------------      -------------
Annual Fund Operating Expenses
  (as a percentage of average net assets)
Investment Advisory Fee                            0.10%            0.10%            0.10%            0.10%
12b-1 Fee                                           n/a              n/a              n/a              n/a
Shareholder Servicing Fee                           n/a              n/a              n/a              n/a
Other Expenses                                     0.14%            0.14%            0.15%            0.17%
Total Fund Operating Expenses                      0.24%            0.24%            0.25%            0.27%
Examples
Your investment of $1,000 would
incur the following expenses,
assuming 5% annual return:
1 year                                            $   2            $   2            $   3            $   3
3 years                                               8                8                8                9
5 years                                              14               14               14               15
10 years                                             31               31               32               34

                                      4 & 5

                              FINANCIAL HIGHLIGHTS
                              --------------------



The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



            VISTA 100% U.S. TREASURY SECURITIES MONEY MARKET FUND



                                                                         6/3/96*
                                                                         through
                                                                         8/31/96
                                                                         -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                                     $ 1.00
 Income from Investment Operations:
   Net Investment Income                                                  0.012

 Less Distributions:
   Dividends from net investment income                                  $ 0.12
                                                                         ======
Net Asset Value, End of Period                                           $ 1.00

TOTAL RETURN                                                               1.23%
                                                                         ======
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)                                 $    1
 Ratio of Expenses to Average Net Assets#                                  0.21%
 Ratio of Net Investment Income to Average Net Assets#                     3.65%
 Ratio of Expenses without waivers and assumption of expenses
   to Average Net Assets#                                                  0.21%
 Ratio of Net Investment Income without waivers and assumption
   of Expenses to Average Net Assets#                                      3.65%


  * Commencement of offering shares.



  # Short periods have been annualized.

                              FINANCIAL HIGHLIGHTS
                              --------------------


The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.




                    VISTA TREASURY PLUS MONEY MARKET FUND

                                                           Year       Year    4/20/94*
                                                           ended     ended     through
                                                         8/31/96   8/31/95     8/31/95
                                                       ---------   -------     -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                   $   1.00    $  1.00     $  1.00
 Income From Investment Operations:
   Net Investment Income                                  0.052      0.053       0.014
                                                       ---------   -------     -------
 Less Distributions:
   Dividends from Net Investment Income                   0.052      0.053       0.014
                                                       ---------   -------     -------
Net Asset Value, End of Period                         $   1.00    $  1.00     $  1.00
                                                       =========   =======     =======
Total Return                                               5.29%      5.36%       1.45%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)               $188,513    $17,636     $14,976
 Ratio of Expenses to Average Net Assets#                  0.30%      0.32%       0.32%
 Ratio of Net Investment Income to Average Net
  Assets#                                                  5.11%      5.21%       3.93%
 Ratio of Expenses without waivers and
   assumption of expenses to Average Net Assets#           0.38%      0.89%       0.53%
 Ratio of Net Investment Income without waivers and
   assumption of Expenses to Average Net Assets#           5.03%      4.64%       3.72%


  * Commencement of operations.



  # Short periods have been annualized.

                              FINANCIAL HIGHLIGHTS
                              --------------------


The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.




                       VISTA FEDERAL MONEY MARKET FUND

                                                           Year       Year      4/20/94*
                                                           ended      ended      through
                                                         8/31/96    8/31/95      8/31/94
                                                       ---------  ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                   $   1.00   $   1.00     $   1.00
                                                       ---------  ---------    ---------
 Income From Investment Operations:
   Net Investment Income                                  0.052      0.054        0.015
                                                       ---------  ---------    ---------
 Less Distributions:
   Dividends from Net Investment Income                   0.052      0.054        0.015
                                                       ---------  ---------    ---------
Net Asset Value, End of Period                         $   1.00   $   1.00     $   1.00
                                                       =========  =========    =========
Total Return                                               5.35%      5.57%        1.54%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)               $141,312   $113,591     $117,364
 Ratio of Expenses to Average Net Assets#                  0.30%      0.31%        0.30%
 Ratio of Net Investment Income to Average Net
  Assets#                                                  5.20%      5.45%        4.26%
 Ratio of Expenses without waivers and
   assumption of expenses to Average Net Assets#           0.30%      0.37%        0.49%
 Ratio of Net Investment Income without waivers and
   assumption of expenses to Average Net Assets#           5.20%      5.39%        4.06%


  * Commencement of operations.



  # Short periods have been annualized.

                              FINANCIAL HIGHLIGHTS
                              --------------------


The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain obtain a copy of this annual report by contacting the Fund. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.





                   VISTA U.S. GOVERNMENT MONEY MARKET FUND

                                                        Year         Year      12/10/93*
                                                        ended        ended       through
                                                       8/31/96     8/31/95      8/31/94+
                                                     -----------  ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                 $     1.00   $   1.00     $   1.00
                                                     -----------  ---------    ---------
 Income from Investment Operations:
   Net Investment Income                                  0.053      0.055        0.026
                                                     -----------  ---------    ---------
 Less Distributions:
   Dividends from net investment income                   0.053      0.055        0.026
                                                     -----------  ---------    ---------
Net Asset Value, End of Period                            $1.00      $1.00     $   1.00
                                                     ===========  =========    =========
TOTAL RETURN                                               5.45%      5.60%        2.61%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)             $1,181,763   $466,083     $212,810
 Ratio of Expenses to Average Net Assets#                  0.27%      0.27%        0.27%
 Ratio of Net Investment Income to Average Net
  Asset#                                                   5.30%      5.58%        3.81%
 Ratio of Expenses without waivers and assumption
  of expenses to Average Net Assets#                       0.27%      0.28%        0.27%
 Ratio of Net Investment Income without waivers and
  assumption of Expenses to Average Net Assets#            5.30%      5.57%        3.81%


  * Commencement of offering shares.



  # Short periods have been annualized.

                              FINANCIAL HIGHLIGHTS
                              --------------------



The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.




                           VISTA CASH MANAGEMENT FUND



                                                                  5/6/96*
                                                                  through
                                                                  8/31/96
                                                                ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                            $   1.00
 Income from Investment Operations:
   Net Investment Income                                           0.017
 Less Distributions:
   Dividends from Net Investment Income                            0.017
Net Asset Value, End of Period                                  $   1.00
                                                                =========
TOTAL RETURN                                                        1.69%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)                        $657,002
 Ratio of Expenses to Average Net Assets#                           0.25%
 Ratio of Net Investment Income to Average Net Asset#               5.22%
 Ratio of Expenses without waivers and assumption of
  expenses
   to Average Net Assets#                                           0.25%
 Ratio of Net Investment Income without waivers and
  assumption
   of Expenses to Average Net Assets#                               5.22%


  * Commencement of offering shares.



  # Short periods have been annualized.

                              FINANCIAL HIGHLIGHTS
                              --------------------


The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders





                        VISTA PRIME MONEY MARKET FUND

                                                                 Year       Year      4/26/94*
                                                                 ended      ended      through
                                                               8/31/96    8/31/95     8/31/94+
                                                             --------   --------      -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                         $   1.00   $   1.00      $  1.00
                                                             --------   --------      -------
 Income From Investment Operations:
   Net Investment Income                                        0.054      0.055        0.014
  Net Gains or (Losses) in Securities
    (both realized and unrealized)                                 --     (0.003)          --
                                                             --------   --------      -------
  Total from Investment Operations                              0.054      0.052        0.014
                                                             --------   --------      -------
 Voluntary Capital Contribution                                    --      0.003           --
                                                             --------   --------      -------
 Less Distributions:
   Dividends from Net Investment Income                         0.054      0.055        0.014
                                                             --------   --------      -------
Net Asset Value, End of Period                               $   1.00   $   1.00      $  1.00
                                                             ========   ========      =======
TOTAL RETURN                                                     5.51%      5.62%        1.50%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)                     $724,544   $185,640      $57,961
 Ratio of Expenses to Average Net Assets#                        0.26%      0.27%        0.27%
 Ratio of Net Investment Income to Average Net Assets#           5.33%      5.57%        4.21%
 Ratio of Expenses without waivers and assumption of
  expenses
   to Average Net Assets#                                        0.26%      0.35%        0.37%
 Ratio of Net Investment Income without waivers and
   assumption of expenses to Average Net Assets#                 5.33%      5.49%        4.11%


  * Commencement of offering shares.



  # Short periods have been annualized.

                              FINANCIAL HIGHLIGHTS
                              --------------------


The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                       VISTA TAX FREE MONEY MARKET FUND

                                                        Year       Year      11/1/93*
                                                        ended      ended      through
                                                      8/31/96    8/31/95     8/31/94+
                                                     --------   --------     --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                 $   1.00   $   1.00     $   1.00
                                                     --------   --------     --------
 Income from Investment Operations:
   Net Investment Income                                0.034      0.035        0.019
                                                     --------   --------     --------
 Less Distributions:
   Dividends from Net Investment Income                 0.034      0.035        0.019
                                                     --------   --------     --------
Net Asset Value, End of Period                       $   1.00   $   1.00     $   1.00
                                                     ========   ========      =======
Total Return                                             3.40%      3.53%        1.95%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)             $148,536   $108,494     $110,332
 Ratio of Expenses to Average Net Assets#                0.31%      0.33%        0.34%
 Ratio of Net Investment Income to Average Net
  Assets#                                                3.33%      3.46%        2.38%
 Ratio of Expenses without waivers and assumption
  of expenses
   to Average Net Assets#                                0.31%      0.34%        0.34%
 Ratio of Net Investment Income without waivers and
   assumption of expenses to Average Net Assets#         3.33%      3.45%        2.38%


  * Commencement of offering shares.



  # Short periods have been annualized.

FUND OBJECTIVES AND
INVESTMENT APPROACH
-------------------

VISTA 100% U.S. TREASURY
SECURITIES MONEY MARKET FUND

The Fund's objective is to provide maximum current income consistent with maximum safety of principal and maintenance of liquidity.

The Fund invests in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. The Fund does not purchase securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, and does not enter into repurchase agreements. Income on direct investments in U.S. Treasury securities is generally not subject to state and local income taxes by reason of federal law. The dollar weighted average maturity of the Fund will be 90 days or less.

VISTA TREASURY PLUS MONEY
MARKET FUND

The Fund's objective is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity.


The Fund invests in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. In addition, the Fund will seek to enhance its yield by investing in repurchase agreements which are fully collateralized by obligations issued or guaranteed by the U.S. Treasury. The dollar weighted average maturity of the Fund will be 60 days or less.


VISTA FEDERAL MONEY
MARKET FUND

The Fund's objective is to provide current income consistent with preservation of capital and maintenance of liquidity.


The Fund invests primarily in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, and obligations issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. Government. Income on direct investments in U.S. Treasury securities and obligations of the agencies and instrumentalities in which the Fund invests is generally not subject to state and local income taxes by reason of federal law. The dollar weighted average maturity of the Fund will be 90 days or less. Due to state income tax considerations, the Fund will not enter into repurchase agreements.


--------------------------------------------------------------------------------

Shareholders of the above Funds that reside in a state that imposes an income tax should determine through consultation with their own tax advisors whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status, and whether the Fund's capital gains and other income, if any, when distributed will be subject to the state's income tax. See "How Dividends and Distributions are Made; Tax Information."

VISTA U.S. GOVERNMENT MONEY
MARKET FUND

The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

The Fund invests substantially all of its assets in obligations issued or guaranteed by the U.S. Treasury, or agencies or instrumentalities of the U.S. Government, and in repurchase agreements collateralized by these obligations. The dollar weighted average maturity of the Fund will be 60 days or less.

VISTA CASH MANAGEMENT FUND

The Fund's objective is to provide maximum current income consistent with the preservation of capital and the maintenance of liquidity.

The Fund invests in high quality, short-term U.S. dollar- denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short- term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria; (iv) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less.

VISTA PRIME MONEY
MARKET FUND

The Fund's objective is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in high quality, short-term U.S. dollar-denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria;

(iv) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 60 days or less.

VISTA TAX FREE MONEY
MARKET FUND

The Fund's objective is to provide as high a level of current income which is excluded from gross income for federal income tax purposes as is consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in a non-diversified portfolio of short-term, fixed rate and variable rate Municipal Obligations (as defined under "Additional Investment Policies of Vista Tax Free Money Market Fund"). As a fundamental policy, under normal market conditions the Fund will have at least 80% of its assets invested in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). Although the Fund will seek to invest 100% of its assets in such Municipal Obligations, it reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation. The dollar weighted average maturity of the Fund will be 90 days or less.

COMMON INVESTMENT
POLICIES
--------

In lieu of investing directly, each Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the applicable Fund.

Each Fund seeks to maintain a net asset value of $1.00 per share.


The Funds invest only in U.S. dollar-denominated high quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be rated in the highest short-term rating category by at least two national rating organizations ("NROs") (or one NRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures of the Trust. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these ratings requirements rather than the issuer of the security. Securities in which the Funds invest may not earn as high a level of current income as long-term or lower quality securities.


The Funds purchase only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations.

Although each Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

Vista Tax Free Money Market Fund is classified as a "non-diversified" fund under federal securities law. This Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified. Each Fund other than the Vista Tax Free Money Market Fund is classified as a "diversified" fund under federal securities laws.

There can be no assurance that any Fund will achieve its investment objective.


OTHER INVESTMENT PRACTICES

The Funds may also engage in the following investment practices when consistent with their overall objectives and policies. These practices, and certain associated risks, are more fully described in the SAI.


U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund and Vista Treasury Plus Money Market Fund may also invest in other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Certain U.S. Government Obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association (GNMA), are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government Obligations, such as obligations of Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD COMMITMENTS. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund and Vista Federal Money Market Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. Each Fund other than the Vista Tax Free Money Market Fund also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. Each Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. Each Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

STAND-BY COMMITMENTS.

Each Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, a Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.


STRIPS AND ZERO COUPON OBLIGATIONS. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligations are backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". Vista Cash Management Fund, Vista Prime Money Market Fund and Vista Tax Free Money Market Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.


FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Each Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which Vista Tax Free Money Market Fund, Vista Cash Management Fund and Vista Prime Money Market Fund may invest include participation certificates and, in the case of Vista Cash Management Fund and Vista Prime Money Market Fund, certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, a Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, a Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate a Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax exempt, and the Tax Free Fund would purchase such instruments based on opinions of bond counsel.


OTHER MONEY MARKET FUNDS. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund may invest up to 10% of its total assets in shares of other money market funds when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other money market funds.


PORTFOLIO TURNOVER. It is intended that the Funds will be fully managed by buying and selling securities, as well as holding securities to maturity. The frequency of the Funds' portfolio transactions will vary from year to year. In managing a Fund, the Fund's advisers will seek to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. More frequent turnover will generally result in higher transactions costs, including dealer mark-ups.

ADDITIONAL INVESTMENT
POLICIES OF VISTA CASH
MANAGEMENT FUND AND VISTA
PRIME MONEY MARKET FUND

Vista Cash Management Fund and Vista Prime Money Market Fund may also invest in the following instruments, when consistent with their overall objectives and policies. These instruments, and certain associated risks, are more fully described in the SAI.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks (including their foreign branches) and foreign banks (including their U.S. branches). These obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation. Foreign bank obligations involve certain risks associated with foreign investing.

ASSET-BACKED SECURITIES. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables.

MUNICIPAL OBLIGATIONS. The Funds may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which they may invest. Dividends paid by these Funds that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

SECURITIES OF FOREIGN GOVERNMENTS AND SUPRANATIONAL AGENCIES. The Funds intend to invest a substantial portion of their assets from time to time in securities of foreign governments and supranational agencies. The Funds will limit their investments in foreign government obligations to commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada. Obligations of supranational agencies, such as the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

CUSTODIAL RECEIPTS. The Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U.S. Government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

ADDITIONAL INVESTMENT
POLICIES OF VISTA TAX FREE
MONEY MARKET FUND

The following provides additional information regarding the permitted investments of Vista Tax Free Money Market Fund. These investments, and certain associated risks, are more fully described in the SAI.

MUNICIPAL OBLIGATIONS. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax).

Municipal Obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes. The Municipal Obligations in which the Fund invests may consist of municipal notes, municipal commercial paper and municipal bonds maturing or deemed to mature in 397 days or less.

The two principal classifications of Municipal Obligations are general obligation and revenue obligation securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue obligation securities, the credit quality of which is directly related to the private user of the facilities.

From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.


MUNICIPAL LEASE OBLIGATIONS. The Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. The Fund will limit its investments in non-appropriation leases to 10% of its assets. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.


LIMITING INVESTMENT RISKS
Specific regulations and investment restrictions help the Funds limit investment risks for their shareholders. These regulations and restrictions prohibit each Fund from: (a) with certain limited exceptions, investing more than 5% of its total assets in the securities of any one issuer (this limitation does not apply to the Vista Tax Free Money Market Fund or to U.S. Government Obligations held by the other Funds); (b) investing more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (c) investing more than 25% of its total assets in any one industry (excluding U.S. Government Obligations, bank obligations and, for the Vista Tax Free Money Market Fund, obligations of states, cities, municipalities or other public authorities, as well as municipal obligations secured by bank letters of credit or guarantees). A complete description of these and other investment policies is included in the SAI. Except for each Fund's investment objective, restriction
(c) above and investment policies designated as fundamental above or in the SAI, the Funds' investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.

RISK FACTORS

GENERAL. There can be no assurance that any Fund will be able to maintain a stable net asset value. Changes in interest rates may affect the value of the obligations held by the Funds. The value of fixed income securities varies inversely with changes in prevailing interest rates, although money market instruments are generally less sensitive to changes in interest rates than are longer-term securities. For a discussion of certain other risks associated with the Funds' additional investment activities, see "Other Investment Practices," "Additional Investment Policies of Vista Cash Management Fund and Vista Prime Money Market Fund" and "Additional Investment Policies of Vista Tax Free Money Market Fund."

VISTA CASH MANAGEMENT FUND AND VISTA PRIME MONEY MARKET FUND. These Funds are permitted to invest any portion of their assets in obligations of domestic banks (including their foreign branches), and in obligations of foreign issuers. The ability to concentrate in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Securities issued by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches), and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.


VISTA TAX FREE MONEY MARKET FUND. This Fund may invest without limitation in Municipal Obligations secured by letters of credit or guarantees from U.S. banks (including their foreign branches), and may also invest in Municipal Obligations backed by foreign institutions. These investments are subject to the considerations discussed in the preceding paragraphs relating to Vista Cash Management Fund and Vista Prime Money Market Fund. Changes in the credit quality of banks or other financial institutions backing the Fund's Municipal Obligations could cause losses to the Fund and affect its share price. Credit enhancements which are supplied by foreign or domestic banks are not subject to federal deposit insurance.


This Fund is "non-diversified," which may make the value of its shares more susceptible to developments affecting issuers in which the Fund invest. In addition, more than 25% of the assets of the Fund may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory developments.

Because this Fund will invest primarily in obligations issued by states, cities, public authorities and other municipal issuers, the Fund is susceptible to factors affecting such states and their municipal issuers. A number of municipal issuers have a recent history of significant financial and fiscal difficulties. If a municipal issuer is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected.

Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Fund.

MANAGEMENT
----------

THE FUNDS' ADVISERS

The Chase Manhattan Bank ("Chase") acts as investment adviser to each of the Funds pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of each of the Funds, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to each of the Funds, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Fund other than the Vista Cash Management Fund and the Vista Tax Free Money Market Fund, pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for each of these Funds on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of each such Fund's average daily net assets. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.


Texas Commerce Bank, National Association ("TCB") is the sub-investment adviser to the Vista Cash Management Fund and the Vista Tax Free Money Market Fund pursuant to a Sub-Investment Advisory Agreement between Chase and TCB. TCB has been in the investment counselling business since 1987 and is ultimately controlled and owned by The Chase Manhattan Corporation. TCB makes investment decisions for the Vista Cash Management Fund and the Vista Tax Free Money Market Fund on a day-to-day basis. For these services, TCB is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of each such Fund's average daily net assets. TCB is located at 600 Travis, Houston, Texas 77002.


HOW TO BUY, SELL
AND EXCHANGE SHARES
-------------------

HOW TO BUY SHARES

Institutional Shares may be purchased through selected financial service firms, such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with the Funds' distributor on each business day during which the Federal Reserve Bank of New York and the New York Stock Exchange are open for business ("Fund Business Day"). Qualified investors are defined as institutions, trusts, partnerships, corporations, qualified and other retirement plans and fiduciary accounts opened by a bank, trust company or thrift institution which exercises investment authority over such accounts.

Institutional Shares are sold without a sales load at the net asset value next determined after the Vista Service Center receives your order in proper form on any Fund Business Day. To receive that day's dividend, the Vista Service Center or Dealer must generally receive your order prior to a Fund's Cut-off Time. The Funds' Cut-off Times (Eastern time) are as follows:

Vista 100% U.S. Treasury
  Securities Money Market Fund       Noon
Vista Tax Free Money Market Fund     Noon
Vista Federal Money Market Fund      2:00 p.m.
Vista U.S. Government Money
  Market Fund                        2:00 p.m.
Vista Cash Management Fund           2:00 p.m.
Vista Prime Money Market Fund        2:00 p.m.
Vista Treasury Plus Money Market
  Fund                               4:00 p.m.


Each Fund reserves the right to set an earlier Cut-off Time on any Fund Business Day on which the Public Securities Association ("PSA") recommends an early close to trading on the U.S. Government securities market. Generally, such earlier Cut-off Time will be noon (Eastern time). The PSA is the trade association that represents securities firms and banks that underwrite, trade and sell debt securities, both domestically and internationally. Orders received for shares after a Fund's Cut-off Time and prior to 4:00 p.m., Eastern time on any Fund Business Day will not be accepted and executed on the same day except at the Funds' discretion. Orders received and not accepted after a Fund's Cut-off Time will be considered received prior to the Fund's Cut-off Time on the following Fund Business Day and processed accordingly. Orders for shares received and accepted prior to the Cut-off Times will be entitled to all dividends declared on that day. The Funds reserve the right to reject any purchase order.



All purchases of Institutional Shares must be paid for by federal funds wire. If federal funds are not received by the Vista Service Center by 4:00 Eastern time on the day of the purchase order, the order will be canceled. Any order received after the Cut-off Times noted above will not be accepted. Any funds received in connection with late orders will be invested on the next Fund Business Day.


Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening an account.

Dealers may offer additional services to their customers, including customized procedures for the purchase and redemption of Institutional Shares, such as pre-authorized or systematic purchase and withdrawal programs, "sweep" checking programs, cash advances, automated access and direct demand deposit debit.

MINIMUM INVESTMENTS. Each Fund has established a minimum initial investment amount of $1,000,000 for the purchase of Institutional Shares. Shareholders must maintain an average account balance of $1,000,000 in the Institutional Shares of a Fund at all times. There is no minimum for subsequent investments.

HOW TO SELL SHARES

You may redeem all or any portion of the shares in your account on any Fund Business Day at the net asset value next determined after a redemption request in proper form is furnished by you to your Dealer and transmitted to and received by the Vista Service Center. A wire redemption may be requested by telephone to the Vista Service Center. For telephone redemptions, call the Vista Service Center at 1-800-622-4273.

In making redemption requests, the names of the registered shareholders on your account and your account number must be supplied. The price you receive is the next net asset value calculated after your request is received in proper form. In order to allow the advisers to most effectively manage the Funds, investors are urged to make redemption requests as early in the day as possible.

Payment for redemption requests received in proper form prior to a Fund's Cut-off Time but no later than 2:00 p.m., Eastern time is normally made in federal funds wired to the redeeming shareholder on the same Fund Business Day. Payment for redemption requests received after the Cut-off Time or 2:00 p.m., Eastern time is normally made in federal funds wired to the redeeming shareholder on the next Fund Business Day. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.

You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Funds. Unless an investor indicates otherwise on the account application, the Funds will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Funds with his or her account registration and address as it appears on the Funds' records.

The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither a Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, or contact your Dealer. The Telephone Redemption

Privilege may be modified or terminated without notice.

SELLING SHARES THROUGH YOUR DEALER. Your Dealer must receive your request before the Cut-off Time for your Fund to receive that day's net asset value. Your representative will be responsible for furnishing all necessary documentation to the Vista Service Center.

INVOLUNTARY REDEMPTION OF ACCOUNTS. Each Fund may involuntarily redeem your shares if the aggregate net asset value of the shares of that Fund in your account is less than $1,000,000. In the event of any such redemption, you will receive at least 60 days' notice prior to the redemption.


HOW TO EXCHANGE YOUR SHARES

You can exchange your shares for Institutional Shares of certain other Vista money market funds at net asset value and for certain classes of shares of the Vista non-money market funds at net asset value plus any applicable sales charge, subject to any minimum investment requirement. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference.

A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Please read the prospectus carefully before investing and keep it for future reference. Shares of certain Vista funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Funds, the Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUNDS
VALUE THEIR SHARES
------------------

The net asset value of each class of shares of each Fund is currently determined daily as of 4:00 p.m., Eastern time on each Fund Business Day by dividing the net assets of a Fund attributable to such class by the number of shares of such class outstanding at the time the determination is made. Effective with the anticipated introduction of a new automated share purchase program by certain Dealers, the net asset value of shares of each class of Funds available through the program will also be determined as of 6:00 p.m.,

Eastern time on each Fund Business Day.

The portfolio securities of each Fund are valued at their amortized cost in accordance with federal securities laws, certain requirements of which are summarized under "Common Investment Policies." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price a Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share of each Fund will remain constant at $1.00 and the Funds will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. The Board of Trustees will review the holdings of each Fund at intervals it deems appropriate to determine whether that Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based upon amortized cost. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate.

HOW DIVIDENDS AND
DISTRIBUTIONS ARE MADE;
TAX INFORMATION
---------------

The net investment income of each class of shares of each Fund is declared as a dividend to the shareholders each Fund Business Day. Dividends are declared as of the time of day which corresponds to the latest time on that day that a Fund's net asset value is determined. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder arranges to receive dividends in cash or by ACH to a pre-established bank account, dividends are distributed in the form of additional shares. Dividends that are otherwise taxable are still taxable to you whether received in cash or additional shares. Net realized short-term capital gains, if any, will be distributed at least annually. The Funds do not expect to realize net long-term capital gains.

Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund.

Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to you. Each Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If a Fund does not qualify as a regulated investment company for any taxable year or does not make distributions as it intends, the Fund will be subject to tax on all of its income and gains.

Distributions by a Fund of its ordinary income and short-term capital gains are generally taxable to you as ordinary income. Distributions by Vista Tax Free

Money Market Fund of its tax-exempt interest income will not be subject to federal income tax. Such distributions will generally be subject to state and local taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which you reside. Distributions by a Fund of any net long-term capital gains would be taxable as such, regardless of the length of time you have held your shares. Distributions will be taxable in the same manner for federal income tax purposes whether received in cash or in shares through the reinvestment of distributions.

To the extent distributions are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, such distributions may be exempt from certain types of state and local taxes.

Early in each calendar year the Funds will notify you of the amount and tax status of distributions paid to you for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the Funds. You should consult your tax adviser to determine the precise effect of an investment in the Funds on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION
CONCERNING THE FUNDS
--------------------

ADMINISTRATOR

Chase acts as the Funds' administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.05% of each Fund's average daily net assets.

SUB-ADMINISTRATOR AND
DISTRIBUTOR

Vista Fund Distributors, Inc. ("VFD") acts as the Funds' sub-administrator and distributor. VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. For the sub-administrative services it performs, VFD is entitled to receive a fee from each Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at 101 Park Avenue, New York, New York 10178.

Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.

CUSTODIAN

Chase acts as custodian and fund accountant for each Fund and receives compensation under an agreement with the Funds. Securities and cash of each Fund may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

EXPENSES

Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


ORGANIZATION AND
DESCRIPTION OF SHARES

Each Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of a Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.


Each Fund issues multiple classes of shares. This Prospectus relates only to Institutional Shares of the Funds. Institutional Shares may be purchased only by qualified investors. See "How to Buy, Sell and Exchange Shares." The Funds offer other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-622-4273 to obtain additional information about other classes of shares of the Funds that are offered. Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation with respect to one class of shares over another.

The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.


Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION
-----------------------

Each Fund may advertise its annualized "yield" and its "effective yield." Annualized "yield" is determined by assuming that income generated by an investment in a Fund over a stated seven-day period (the "yield") will continue to be generated each week over a 52-week period. It is shown as a percentage of such investment. "Effective yield" is the annualized "yield" calculated assuming the reinvestment of the income earned during each week of the 52-week period. The "effective yield" will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment.

Vista Tax Free Money Market Fund may also quote a "tax equivalent yield," the yield that a taxable money market fund would have to generate in order to produce an after-tax yield equivalent to the tax free fund's yield. The tax equivalent yield of the Vista Tax Free Money Market Fund can then be compared to the yield of a taxable money market fund. Tax equivalent yields can be quoted on either a "yield" or "effective yield" basis.

Investment performance may from time to time be included in advertisements about the Funds. Performance is calculated separately for each class of shares. Because this performance information is based on historical earnings, it should not be considered as an indication or representation of future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of each Fund's portfolio, each Fund's operating expenses and which class of shares you purchase. Investment performance also reflects the risks associated with each Fund's investment objective and policies. These factors should be considered when comparing each Fund's investment results to those of other mutual funds and investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater if the limitation had not been in effect. Each Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[VISTA LOGO]

P.O. Box 419392
Kansas City, MO 64141-6392



                                                                    VINS-1-1296X

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[VISTA LOGO]

P.O. Box 419392
Kansas City, MO 64141-6392



                                                                    VINS-1-1296C

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[VISTA LOGO]

P.O. Box 419392
Kansas City, MO 64141-6392



                                                                     VINS-1-1296

                                 [VISTA LOGO]

                                  PROSPECTUS
                      VISTA[SM] PRIME MONEY MARKET FUND
                                Class B Shares
                     -----------------------------------
                     Investment Strategy: Current Income
                     -----------------------------------

December 27, 1996



This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its December 27, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.



Investors should be aware that Class B shares of the Fund are made available for exchange purposes only and that the yield on Class B shares will be substantially lower than other classes of shares of the Fund. Class B shares of the Fund carry the same 0.75% distribution fee as other Vista B shares.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



INVESTMENTS IN THE FUND ARE SUBJECT TO RISK-- INCLUDING POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

TABLE OF CONTENTS

Expense Summary ............................................................   4
 The expenses you pay on your Fund investment, including examples

Financial Highlights .......................................................   5
 The Fund's financial history

Fund Objective and Investment Approach .....................................   6

Other Investment Practices .................................................   6

Management .................................................................  11
 Chase Manhattan Bank, the Fund's adviser; Chase Asset
 Management, the Fund's sub-adviser

About Your Investment ......................................................  11

How to Buy, Sell and Exchange Shares .......................................  12

How the Fund Values Its Shares .............................................  15

How Dividends and Distributions Are Made; Tax Information 15 How the Fund distributes its earnings, and tax treatment related to those earnings


Other Information Concerning the Funds .....................................  16
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization



Performance Information ....................................................  19
 How performance is determined, stated and/or advertised

                                EXPENSE SUMMARY
                                ---------------

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.


 Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                                      None
Maximum Deferred Sales Charge
  (as a percentage of the lower of original purchase price or redemption proceeds)*        5.00%
Annual Fund Operating Expenses
  (as a percentage of average net assets)
Investment Advisory Fee                                                                    0.10%
12b-1 Fee **                                                                               0.75%
Shareholder Servicing Fee (after estimated waiver)***                                      0.22%
Other Expenses (after estimated waiver and reimbursement)***                               0.40%
                                                                                           ----
Total Fund Operating Expenses (after waiver of fee and expense reimbursement) ***          1.47%
                                                                                           ====


 Example
  Your investment of $1,000 would
  incur the following expenses,
  assuming 5% annual return:                         1 Year        3 Years         5 Years         10 Years
                                                     ------        -------         -------         --------
Class B Shares:
  Assuming complete redemption at the end  of
  the period+                                         $67            $80            $104            $160
 Assuming no redemptions                              $15            $46            $ 80            $160

  * The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "How to Buy, Sell and Exchange Shares."

 **Long-term shareholders in mutual funds with 12b-1 fees, such as Class B shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.


***Reflects current fee waiver and expense subsidy arrangements to maintain
   Total Fund Operating Expenses at the level indicated in the table above. Absent such arrangements, the Shareholder Servicing Fee would be 0.25%, and Total Fund Operating Expenses would be 1.50%.


  +Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The example should not be considered a representation of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund".

                              FINANCIAL HIGHLIGHTS
                              --------------------


The table set forth below provides selected per share data and ratios for one Class B Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this Annual Report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.



                        Vista Prime Money Market Fund

                                                                           Class B Shares
                                                               --------------------------------------
                                                                 Year           Year         4/21/94*
                                                                 ended          ended        through
                                                                8/31/96        8/31/95       8/31/94+
                                                                -------        -------       --------
Per Share Operating Performance:
Net Asset Value, Beginning of Period                            $  1.00        $ 1.00         $ 1.00
                                                                -------        -------        ------
 Income from Investment Operations:
  Net investment income                                           0.042         0.043          0.011
 Net Realized Loss on Securities                                     --        (0.003)            --
                                                                -------        -------        ------
 Total Income from Investment Operations                          0.042         0.040          0.011
                                                                -------        -------        ------
 Voluntary Capital Contribution                                      --         0.003             --
                                                                -------        -------        ------
Less Distributions:
 Dividends from Net Investment Income                             0.042         0.043          0.011
                                                                -------        -------        ------
Net Asset Value, End of Period                                  $  1.00        $ 1.00         $ 1.00
                                                                =======        =======         ======
Total Return                                                       4.25%         4.37%          1.11%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)                        $15,667        $4,880         $1,452
 Ratio of Expenses to Average Net Assets #                         1.47%         1.47%          1.47%
 Ratio of Net Investment Income to Average Net Assets #            4.17%         4.33%          2.96%
 Ratio of Expenses without waivers and assumption of
  expenses to
  Average Net Assets #                                             1.71%         2.53%          1.67%
 Ratio of Net Investment Income without waivers and
  assumption of
   expenses to Average Net Assets #                                3.93%         3.27%          2.76%



  * Commencement of offering shares.



  +In 1994 the Prime Money Market Fund changed its fiscal year-end from October 31 to August 31.



  # Short periods have been annualized.

FUND OBJECTIVE AND
INVESTMENT APPROACH
-------------------

The Fund's objective is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in high quality, short-term U.S. dollar-denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria; (iv) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 60 days or less.

In lieu of investing directly, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

The Fund is classified as a "diversified" fund under federal securities law.

OTHER INVESTMENT
PRACTICES
---------

The Fund seeks to maintain a net asset value of $1.00 per share.


The Fund invests only in U.S. dollar-denominated high quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be rated in the highest short-term rating category by at least two national rating organizations ("NROs") (or one NRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures of the Trust. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these ratings requirements rather than the issuer of the security. Securities in which the Fund invests may not earn as high a level of current income as long-term or lower quality securities.


The Fund purchases only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations. Although the Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

There can be no assurance that the Fund will achieve its investment objective.

The Fund may also engage in the following investment practices, when consistent with its overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in direct obligations of the U.S. Treasury. The Fund may also invest in other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Certain U.S. Government Obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association (GNMA), are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government Obligations, such as obligations of Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD COMMITMENTS. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. The Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involve a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

STAND-BY COMMITMENTS. The Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.


STRIPS AND ZERO COUPON OBLIGATIONS. The Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligations are backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.


FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Fund may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.


OTHER MONEY MARKET FUNDS. The Fund may invest up to 10% of its total assets in shares of other money market funds when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other money market funds.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks (including their foreign branches) and foreign banks (including their U.S. branches). These obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation. Foreign bank obligations involve certain risks associated with foreign investing.

ASSET-BACKED SECURITIES. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables.

MUNICIPAL OBLIGATIONS. The Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which it may invest. Dividends paid by the Fund that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

SECURITIES OF FOREIGN GOVERNMENTS AND SUPRANATIONAL AGENCIES. The Fund intends to invest a substantial portion of its assets from time to time in securities of foreign governments and supranational agencies. The Fund will limit its investments in foreign government obligations to the commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada. Obligations of supranational agencies, such as the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

CUSTODIAL RECEIPTS. The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U.S. Government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

PORTFOLIO TURNOVER. It is intended that the Fund will be fully managed by buying and selling securities, as well as holding securities to maturity. The frequency of the Fund's portfolio transactions will vary from year to year. In managing the Fund, the Fund's advisers will seek to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. More frequent turnover will generally result in higher transactions costs, including dealer mark-ups.

LIMITING INVESTMENT RISKS Specific regulations and investment restrictions help the Fund limit investment risks for shareholders. These regulations and restrictions prohibit the Fund from: (a) with certain limited exceptions, investing more than 5% of its total assets in the securities of any one issuer (this limitation does not apply to U.S. Government Obligations held by the Fund); (b) investing more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (c) investing more than 25% of its total assets in any one industry (excluding U.S. Government Obligations and bank obligations). A complete description of these and other investment policies is included in the SAI. Except for the Fund's investment objective, restriction (c) above and investment policies designated as fundamental above or in the SAI, the Fund's investment policies are not fundamental. The Trustees may change any non- fundamental investment policy without shareholder approval.

RISK FACTORS

There can be no assurance that the Fund will be able to maintain a stable net asset value. Changes in interest rates may affect the value of the obligations held by the Fund. The value of fixed income securities varies inversely with changes in prevailing interest rates, although money market instruments are generally less sensitive to changes in interest rates than are longer-term securities. For certain other risks associated with the Fund's additional investment activities, see the above discussion of those activities.

The Fund is permitted to invest any portion of its assets in obligations of domestic banks (including their foreign branches), and in obligations of foreign issuers. The ability to concentrate in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Securities issued by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of domestic obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

MANAGEMENT
----------

THE FUND'S ADVISERS

The Chase Manhattan Bank ("Chase") acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan
Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of the Fund's average daily net assets. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

ABOUT YOUR INVESTMENT
---------------------

Investors should be aware that Class B shares of the Fund are made available only for purposes of exchanges from Class B shares of other Vista funds. These shares are subject to a contingent deferred sales charge ("CDSC") if redeemed within a specified period after purchase. However, no contingent deferred sales charge is imposed on the Class B shares being disposed of in an exchange into the Fund.

Class B shares automatically convert into Class A shares, based on relative net asset value, at the beginning of the ninth year. For more information about the conversion of Class B shares, see the SAI. This discussion will include information about how shares acquired through reinvestment of distributions are treated for conversion purposes. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because of the higher combined 12b-1 and service fees. See "Other Information Concerning the Fund."

HOW TO BUY, SELL AND EXCHANGE SHARES
------------------------------------

HOW TO BUY SHARES


Class B shares of the Fund may only be acquired via exchange from the same class of another Vista fund and only if the account registrations are identical. Class B shares of the Fund are sold by the Fund's distributor without an initial sales load at the net asset value next determined after your exchange order is received in proper form on any business day during which the Federal Reserve Bank of New York and the New York Stock Exchange are open for business ("Fund Business Day"). To receive that day's dividend, the Vista Service Center or your investment representative or shareholder servicing agent must generally receive your order prior to the Fund's Cut-off Time, which is 2:00 p.m., Eastern time. The Fund reserves the right to set an earlier Cut-off Time on any Fund Business Day on which the Public Securities Association ("PSA") recommends an early close to trading on the U.S. Government Securities market. Generally, such earlier Cut-Off Time will be noon (Eastern time). The PSA is the trade association that represents securities firms and banks that underwrite, trade and sell debt securities, both domestically and internationally. Orders for shares received after the Fund's Cut-off Time and prior to 4:00 p.m., Eastern time on any Fund Business Day will not be accepted and executed on the same day except at the Fund's discretion. Orders received and not accepted after the Fund's Cut-off Time will be considered received prior to the Fund's Cut-off Time on the following Fund Business Day and processed accordingly. The Fund reserves the right to reject any purchase order.


Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or purchase price of shares being redeemed.

 Year       1      2      3      4      5      6      7       8+
----------------------------------------------------------------
CDSC        5%     4%     3%     3%     2%     1%     0%       0%

In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. The holding period of Class B shares of the Fund will be calculated from the date that the Class B shares were initially acquired in one of the other Vista funds. Those Class B shares being redeemed will be considered to represent capital appreciation or dividend and capital gain distribution reinvestments in other funds (if applicable) and then shares held for the longest period of time. As a result, the CDSC imposed should be the lowest possible rate. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For further information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares."

The CDSC will be waived on redemption of Class B shares arising out of death or disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. The SAI contains additional information about CDSC waivers.

HOW TO SELL SHARES

You can sell your Fund shares on any Fund Business Day either directly or through your investment representative or shareholder servicing agent. The Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.

SELLING SHARES DIRECTLY TO THE FUND. Send a signed letter of instruction to the Vista Service Center. The price you receive is the next net asset value calculated after your request is received in proper form, less any applicable CDSC.

If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner.
Contact the Vista Service Center for details.

The Fund generally sends you payment for your shares the Fund Business Day after your request is received in proper form, provided your request is received by the Vista Service Center prior to the Fund's Cut-off Time, and assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.

You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Fund. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.

The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, or contact your investment representative or shareholder servicing agent. The Telephone Redemption Privilege may be modified or terminated without notice.

SYSTEMATIC WITHDRAWAL PLAN. Make regular withdrawals of $100 or more monthly, quarterly or semi-annually. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE OR YOUR SHAREHOLDER SERVICING AGENT. Your investment representative or your shareholder servicing agent must receive your request before the Fund's Cut-off Time to receive that day's net asset value. Your representative will be responsible for furnishing all necessary documentation to the Vista Service Center.

INVOLUNTARY REDEMPTION OF ACCOUNTS. The Fund may involuntarily redeem your shares if the aggregate net asset value of the shares in your account is less than $500. In the event of any such redemption, you will receive at least 60 days' notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no CDSC will be imposed.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares for shares of the same class of certain other Vista funds at net asset value beginning 15 days after purchase, subject to any minimum investment requirement. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. In computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Shares of certain Vista funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving the Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND
VALUES ITS SHARES
-----------------

The net asset value of each class of the Fund's shares is currently determined daily as of 4:00 p.m., Eastern time on each Fund Business Day by dividing the net assets of the Fund attributable to such class by the number of shares of such class outstanding at the time the determination is made. Effective with the anticipated introduction of certain automated share purchase programs, the net asset value of shares of each class of the Fund will also be determined as of 6:00 p.m., Eastern time on each Fund Business Day if the Fund is available through these programs.

The portfolio securities of the Fund are valued at their amortized cost in accordance with federal securities laws, certain requirements of which are summarized under "Other Investment Practices." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price the Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share will remain constant at $1.00 and the Fund will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that it will be able to do so on a continuing basis. The Board of Trustees will review the holdings of the Fund at intervals it deems appropriate to determine whether the Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based upon amortized cost. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate.

HOW DIVIDENDS AND
DISTRIBUTIONS ARE
MADE; TAX INFORMATION
---------------------

The net investment income of each class of shares of the Fund is declared as a dividend to the shareholders on each Fund Business Day. Dividends are declared as of the time of day which corresponds to the latest time on that day that the Fund's net asset value is determined. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder arranges to receive dividends in cash or by ACH to a pre-established bank account, dividends are distributed in the form of additional shares. Dividends that are otherwise taxable are still taxable to you whether received in cash or additional shares. Net realized short-term capital gains, if any, will be distributed at least annually. The Fund does not expect to realize net long-term capital gains.

Net investment income for the Fund consists of all interest accrued and discounts earned less, amortization of any market premium on the portfolio assets of the Fund, and the accrued expenses of the Fund.

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to you. The Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make distributions as it intends, the Fund will be subject to tax on all of its income and gains.

Distributions by the Fund of its ordinary income and short-term capital gains are generally taxable to you as ordinary income. Such distributions will generally be subject to state and local taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which you reside. Distributions by the Fund of any net long-term capital gains would be taxable as such, regardless of the length of time you have held your shares. Distributions will be taxable in the same manner for federal income tax purposes whether received in cash or in shares through the reinvestment of distributions.

To the extent distributions are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, such distributions may be exempt from certain types of state and local taxes.

Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you for the preceding year. The foregoing is a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION
CONCERNING THE FUND
-------------------

Distribution Plans

The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Fund has adopted a Rule 12b-1 distribution plan which provides that the Fund will pay distribution fees at annual rates of up to 0.75% of the average daily net assets attributable to its Class B shares. Payments under the distribution plan shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class B shares, and are not tied to the amount of actual expenses incurred. Some activities intended to promote the sale of Class B shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Class B shares may also benefit the Fund's other shares and other Vista funds.

VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

SHAREHOLDER SERVICING AGENTS

The Fund has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers, including assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class B shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.


Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as shareholder servicing agents. For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.



Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.


ADMINISTRATOR AND
SUB-ADMINISTRATOR

Chase acts as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.05% of the Fund's average daily net assets.

VFD provides certain sub-
administrative services to the Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at 101 Park Avenue, New York, New York 10178.

CUSTODIAN

Chase acts as custodian and fund accountant for the Fund and receives compensation under an agreement with the Fund. Securities and cash of the Fund may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

EXPENSES

The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

ORGANIZATION AND
DESCRIPTION OF SHARES

The Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.

The Fund issues multiple classes of shares. This Prospectus relates only to Class B shares of the Fund. The Fund offers other classes of shares in addition to this class. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.

The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.


Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
-----------------------

The Fund may advertise its annualized "yield" and its "effective yield". Annualized "yield" is determined by assuming that income generated by an investment in the Fund over a stated seven-day period (the "yield") will continue to be generated each week over a 52-week period. It is shown as a percentage of such investment. "Effective yield" is the annualized "yield" calculated assuming the reinvestment of the income earned during each week of the 52-week period. The "effective yield" will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment.

Investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares. Because this performance information is based on historical earnings, it should not be considered as an indication or representation of future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater if the limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services.
See the SAI.

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
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
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
VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[VISTA LOGO]

P.O. Box 419392
Kansas City, MO 64141-6392

                                                                   VPRMB-1-1296X

December 27, 1996


                                  PROSPECTUS
                   VISTA(SM) U.S. GOVERNMENT MONEY MARKET FUND
                                Vista(SM) Shares

   Investment Strategy: Current Income


   This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its December 27, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call 1-800-LIPPER9. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                       TABLE OF CONTENTS

Expense Summary .............................................................................    3
The expenses you pay on your Fund investment, including examples

Financial Highlights ........................................................................    4
The Fund's financial history

Fund Objective and Investment Approach ......................................................    5
Investment Policies .........................................................................    5

Management ..................................................................................    7
Chase Manhattan Bank, the Funds' adviser; Chase Asset Management, the Fund's sub-adviser

How to Buy, Sell and Exchange Shares ........................................................    8
Exchange Feature ............................................................................   11

How the Fund Values its Shares ..............................................................   12

How Dividends and Distributions Are Made; Tax Information ...................................   13

How the Fund distributes its earnings, and tax treatment related to those earnings
Other Information Concerning the Fund .......................................................   14

Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization

Performance Information .....................................................................   17
How performance is determined, stated and/or advertised


EXPENSE SUMMARY

     Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on expenses incurred in the most recent fiscal year by the Fund. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.


                                                              Vista
                                                             Shares
                                                            -------

      Annual Fund Operating
         Expenses (as a percentage of average net assets)
      Investment Advisory Fee ..............................  0.10%
      12b-1 Fee * ..........................................  0.10%
      Shareholder Servicing Fee (after estimated waiver
        of fee)** ..........................................  0.22%
      Other Expenses .......................................  0.17%
      Total Fund Operating Expenses (after waivers of
        fees)** ............................................  0.59%




Example


    Your investment of $1,000 would incur the following expenses, assuming 5% annual return:

                     1 year ........................... $ 6
                     3 years ..........................  19
                     5 years ..........................  33
                     10 years .........................  74



----------
 * Long-term shareholders in mutual funds with 12b-1 fees, such as holders of Vista Shares of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
** Reflects current waiver arrangements to maintain Total Fund Operating
   Expenses at the levels indicated in the table above. Absent such waiver, the Shareholder Servicing Fee would be 0.35%, and Total Fund Operating Expenses would be 0.72%. Total Fund Operating Expenses reflect the agreement by Chase voluntarily to waive fees payable to it and/or reimburse expenses for a period of at least one year commencing on May 6, 1996 to the extent necessary to prevent Total Fund Operating Expenses of Vista Shares of the Fund from exceeding the amount indicated in the table. In addition, Chase has agreed to waive fees payable to it and/or reimburse expenses for a two year period commencing on May 6, 1996 to the extent necessary to prevent Total Fund Operating Expenses for Vista Shares of the Fund from exceeding 0.76% of average net assets during such period.



   The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.


   Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

FINANCIAL HIGHLIGHTS


   The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, 1177 Avenue of the Americas, New York, N.Y. 10036, whose report thereon is included in the Annual Report to Shareholders.



                                                         Year        Year     11/1/93       1/1/93*
                                                        ended       ended     through       through
                                                       8/31/96     8/31/95    8/31/94+     10/31/93
                                                      ---------    -------    -------     ---------
Per Share Operating Performance
-------------------------------
Net Asset Value, Beginning of Period                 $     1.00     $   1.00    $   1.00     $  1.00
                                                     ----------     --------    --------     -------
 Income from Investment Operations:
  Net Investment Income                                   0.049        0.049       0.025        0.019
                                                     ----------     --------    --------     --------
 Less Distributions:
  Dividends from Net Investment Income                    0.049        0.049       0.025        0.019
                                                     ----------     --------    --------     --------
Net Asset Value, End of Period                            $1.00     $   1.00    $   1.00     $   1.00
                                                     ==========     ========    ========     ========
Total Return                                               4.97%        5.05%       2.48%        2.02%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)             $2,057,023     $341,336    $335,365     $323,498
 Ratio of Expenses to Average Net Assets#                  0.65%        0.80%       0.80%        0.82%
 Ratio of Net Investment Income to Average Net
   Assets#                                                 4.83%        4.93%       2.94%        2.39%
 Ratio of Expenses without waivers and assumption
  of  expenses to Average Net Assets#                      0.73%        0.80%       0.80%        0.82%
 Ratio of Net Investment Income without waivers and
   assumption of expenses to Average Net Assets#           4.75%        4.93%       2.94%        2.39%


----------
* Commencement of offering shares.
+ In 1994 the Fund changed its fiscal year-end from October 31 to August 31. # Short periods have been annualized.

FUND OBJECTIVE AND INVESTMENT APPROACH

   The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

   The Fund invests substantially all of its assets in obligations issued or guaranteed by the U.S. Treasury, or agencies or instrumentalities of the U.S. Government, and in repurchase agreements collateralized by these obligations. The dollar weighted average maturity of the Fund will be 60 days or less.

INVESTMENT POLICIES

   As a matter of fundamental policy, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

   The Fund seeks to maintain a net asset value of $1.00 per share.


   The Fund invests only in U.S. dollar-denominated high quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be rated in the highest short-term rating category by at least two national rating organizations ("NROs") (or one NRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures of the Trust. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these ratings requirements rather than the issuer of the security. Securities in which the Fund invests may not earn as high a level of current income as long-term or lower quality securities.


   The Fund purchase only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations.

   Although the Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

   There can be no assurance that the Fund will achieve its investment objective.

Other Investment Practices


   The Fund may also engage in the following investment practices when consistent with their overall objectives and policies. These practices, and certain associated risks, are more fully described in the SAI.


   U.S. Government Obligations. The Fund may invest in direct obligations of the U.S. Treasury. The Fund may also invest in other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Certain U.S. Government Obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association (GNMA), are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government Obligations, such as obligations of Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

   Repurchase Agreements, Securities Loans and Forward Commitments. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. The Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

   Borrowings and Reverse Repurchase Agreements. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

   Stand-By Commitments. The Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.


   STRIPS and Zero Coupon Obligations. The Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligations are backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.


   Floating and Variable Rate Securities. The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. Demand features on certain floating or variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.


   Other Money Market Funds. The Fund may invest up to 10% of its total assets in shares of other money market funds when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other money market funds.


   Portfolio Turnover. It is intended that the Fund will be fully managed by buying and selling securities, as well as holding securities to maturity. The frequency of the Fund's portfolio transactions will vary from year to year. In managing the Fund, the Fund's advisers will seek to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. More frequent turnover will generally result in higher transactions costs, including dealer mark-ups.

Limiting Investment Risks

   Specific regulations and investment restrictions help the Fund limit investment risks for its shareholders. These regulations and restrictions prohibit the Fund from investing more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees). A complete description of other investment policies is included in the SAI. Except for the Fund's investment objective, investment policies designated as fundamental above or in the SAI, the Fund's investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.

Risk Factors

   General. There can be no assurance that the Fund will be able to maintain a stable net asset value. Changes in interest rates may affect the value of the obligations held by the Fund. The value of fixed income securities varies inversely with changes in prevailing interest rates, although money market instruments are generally less sensitive to changes in interest rates than are longer-term securities. For a discussion of certain other risks associated with the Fund's additional investment activities, see "Other Investment Practices."

MANAGEMENT
The Fund's Advisers

   The Chase Manhattan Bank ("Chase") acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

   Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Fund, pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of the Fund's average daily net assets. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

HOW TO BUY, SELL AND EXCHANGE SHARES

How to Buy Shares

   A Fund account can be opened through Lipper & Co. LLP with as little as $2,500 ($1,000 for IRAs, SEP-IRAs and the Systematic Investment Plan).

Initial Investments by Mail

   Shares of the Fund may be purchased by completing and signing an account application and mailing it, together with a check payable to "Lipper Mutual Funds", to:

                             Lipper Mutual Funds
                   c/o Chase Global Funds Services Company
                                P.O. Box 2798
                            Boston, MA 02208-2798

   When purchases are made by check, redemptions will not be allowed until clearance or the purchase check, which may take 15 calendar days or longer. In the event a check used to pay for shares is not honored by a bank, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by the Fund.

Initial Investment by Wire

   Shares of the Fund may also be purchased by wiring Federal Funds to the Fund's custodian (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:

   (a) The investor must telephone Chase Global Funds Service Co. ("CGFSC") (toll-free 1-800-LIPPER9) and provide name, address, telephone number, social security or tax I.D. number, the Fund and class of shares to be purchased, the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify CGFSC prior to wiring funds). An account number will then be provided:

   (b) The investor must instruct his or her bank to wire the specified amount to the Fund's custodian as follows:

                           The Chase Manhattan Bank
                             New York, N.Y. 10003
                              ABA # 0210-0002-1
                           DDA Acct. #910-2-753168
                          F/B/O Lipper Mutual Funds
                   Ref: Vista U.S. Government Money Market
                              Account Number______
                               Account Name ______

   (c) The investor must forward a completed and signed account application to CGFSC and mail a carbon copy of the account application (manually signed) to CGFSC at the address set forth above under "Initial Investments by Mail" as soon as possible. It is important that investors forward the account application to CGFSC in a timely manner, since shares of the Fund will not be redeemed, exchanged or transferred until CGFSC receives the shareholder's account application. Federal Funds purchases will be accepted only on days on which both the NYSE and the Fund's custodian are open for business.

Additional Investments

   An investor may add to his or her account by purchasing additional shares of the same class of the Fund's shares by mailing a check to CGFSC (payable to "Lipper Mutual Funds") at its address set forth above under "Initial Investments by Mail" or by wiring funds to the Fund's custodian using the procedures set forth above under "Initial Investment by Wire." You may make an additional investment at any time with as little as $100. It is important that the account number, account name, and the Fund and class of shares to be purchased are specified on the check or wire to ensure proper crediting to the investor's account.

   In order to ensure that wire orders are invested promptly, investors are requested to notify CGFSC prior to the wire date. Mail orders must include the "Invest by Mail" stub which accompanies each Fund's confirmation statement.

The Systematic Investment Plan

   CGFSC offers investors the ability to make regular investments of $100 or more per transaction through automatic periodic deduction from a bank savings or checking account. Investors electing to start this Systematic Investment Plan when opening an account should complete the appropriate section of the account application. Existing shareholders may begin the Plan at any time by sending a signed letter with signature guarantee and a deposit slip or voided check to CGFSC. Investors may call CGFSC at 1-800-LIPPER9 for complete instructions.

Processing of Purchase Orders


   Shares are sold without a sales load at the net asset value next determined after the Fund's distributor receives an order in proper form on any business day during which the Federal Reserve Bank of New York and the New York Stock Exchange are open for business (a "Fund Business Day"). In order for an investor to receive that day's dividend, CGFSC must generally receive the purchase order prior to 2:00 p.m., Eastern time (the Fund's Cut-off Time). The Fund intends to reject any purchase orders which are received on any Fund Business Day on which the Public Securities Association ("PSA") recommends an early close to trading on the U.S. Government securities market. The PSA is the trade association that represents securities firms and banks that underwrite, trade and sell debt securities, both domestically and internationally. Orders for shares received and accepted prior to 2:00 p.m. will be entitled to all dividends declared on that day. Orders received for shares after 2:00 p.m. and prior to 4:00 p.m., Eastern time on any Fund Business Day will not be accepted and executed on the same day except at the Fund's discretion. Orders received and not accepted after 2:00 p.m. will be considered received prior to 2:00 p.m. on the following Fund Business Day and processed accordingly.



   Orders for shares are accepted by the Fund after funds are converted to Federal Funds. Orders paid by check and received before 2:00 p.m. will generally be available for the purchase of shares the following Fund Business Day. The Fund reserves the right to reject any purchase order.

How to Sell Shares


   Investors may redeem Fund shares on any Fund Business Day either through Lipper & Co. LLP or CGFSC. The Fund will only forward redemption payments on shares for which it has collected payment. The price an investor receives is the next net asset value calculated after a redemption request is received in proper form.

Redemption through Lipper & Co., LLP

   Redemption requests may be made through Lipper & Co. LLP. The investment representative will be responsible for furnishing all necessary documentation to CGFSC located at 73 Tremont Street, Boston, MA 02208.

Redemption by Mail

   Redemption requests also may be mailed to CGFSC at the following address:

                             Lipper Mutual Funds
                   c/o Chase Global Funds Services Company
                                P.O. Box 2798
                       Boston, Massachusetts 02208-2798

   A mailed request to redeem shares must include the following:

   (a) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, as well as the Fund and class being redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

   (b) Any required signature guarantees (see "Signature Guarantees" below);
and

   (c) Other supporting legal documents in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

   Shareholders who are uncertain of the requirements for redemption should call 1-800-LIPPER9.

Signature Guarantee

   To protect investors, the Fund and CGFSC from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) or the registered address. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

   Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Exchange Act. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

   The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which must specify the total number of shares, Fund and class of shares to be redeemed; or (3) on all stock certificates tendered for redemption (in the event that all shares being redeemed are held in certificated form).


Redemption by Telephone


   Provided that an investor has previously established a telephone redemption privilege when completing an account application, a request for redemption of shares may be made by calling CGFSC at 1-800-LIPPER9 and requesting that redemption proceeds be mailed to the investor or wired to his or her bank. If an investor selects a telephone redemption privilege, the investor authorizes CGFSC to act on telephone instructions from any person representing himself or herself to be the investor or the investor's investment representative and reasonably believed by CGFSC to be genuine. The Fund will require CGFSC to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents nor CGFSC will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fradulent or unauthorized request. For information, consult CGFSC at 1-800-LIPPER9. When redeeming shares by telephone, an investor must have ready his or her name and account number, as well as Fund name, Social Security number or tax I.D. number and account address.

   To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to CGFSC at its address set forth above under "Redemption by Mail." Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. Please contact 1-800-LIPPER9 for further details. The telephone redemption privilege may be modified or terminated without notice.

Systematic Withdrawal Plan

   CGFSC offers investors the ability to make regular withdrawls of $100 or more monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a Systematic Withdrawl Plan. Call CGFSC at 1-800-LIPPER9 for complete instructions.

Processing of Redemption Orders

   The Fund generally sends payment for an investor's shares on the Fund Business Day after the investor's request is received in proper form, provided that the investor's request is received by Fund prior to 2:00 p.m., and assuming that the Fund has collected payment of the purchase price of such investor's shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.
Involuntary Redemption of Accounts

   An investor's shares may be redeemed involuntarily if the aggregate net asset value of the shares in the investor's account is less than $500 or if the investor purchases through the Systematic Investment Plan and fails to meet the required investment minimum within a twelve month period. In the event of any such redemption, an investor will receive at least 60 days' notice prior to the redemption.

EXCHANGE FEATURE

   CGFSC makes available to investors an exchange feature which allows investors to purchase, in exchange for shares of the Fund, shares of certain other funds in the Lipper Group of Funds, to the extent such shares are offered for sale in the investor's state of residence and the purchase meets the minimum investment and other eligibility requirements of the fund into which the investor is exchanging. If an investor wishes to use the exchange feature, he or she should consult his or her investment representative or CGFSC to determine if the feature is available and whether any other conditions are imposed on its use. The discussion of the exchange feature in this Prospectus supersedes the discussion of the exchange privilege in the SAI for investors purchasing shares through Lipper Mutual Funds.

   To use the exchange feature, an investor or his or her investment representative acting on his or her behalf must give exchange instructions to CGFSC by mail, or by telephone if the investor has previously established the telephone exchange privilege, as further described below. Shares will be exchanged at the next determined net asset value by effecting a redemption of shares of the Fund and a purchase of shares of the exchange fund. No fees are charged in connection with the exchange feature.

Before any exchange, an investor must obtain and should carefully review a copy of the current prospectus of the fund into which he or she wishes to exchange and should retain such copy for future reference.

   Exchanges may be subject to limitations as to amounts or frequency, and to other restrictions established by CGFSC to assure that exchanges do not disadvantage any of the funds in the Lipper Group of Funds or their shareholders. Shares held in broker "street name" may not be exchanged by mail or telephone; an investor must contact his or her investment representative to exchange such shares. CGFSC reserves the right to reject any exchange request in whole or in part. The exchange feature may be modified or terminated at any time.

   The exchange of shares of one fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

Exchange by Mail

   In order to exchange shares by mail, an investor must include in the exchange request his or her account number for his or her current fund, the name of his or her current fund and the class which he or she wishes to exchange from, the name of the fund into which he or she wishes to exchange, and the documents described in the procedures set forth above under "Redemption of Shares--Redemption by Mail." The request to exchange shares must be sent to:

                               Lipper Mutual Funds
                     c/o Chase Global Funds Services Company
                                  P.O. Box 2798
                              Boston, MA 02208-2798

HOW THE FUND VALUES ITS SHARES

   The net asset value of each class of shares of the Fund is currently determined daily as of 4:00 p.m., Eastern time on each Fund Business Day by dividing the net assets of the Fund attributable to such class by the number of shares of such class outstanding at the time the determination is made. Effective with the anticipated introduction of certain automated share purchase programs, the net asset value of shares of each class of the Fund available through the programs will also be determined as of 6:00 p.m., Eastern time on each Fund Business Day.

   The portfolio securities of the Fund are valued at their amortized cost in accordance with federal securities laws, certain requirements of which are summarized under "Common Investment Policies." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price the Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share of the Fund will remain constant at $1.00 and the Fund will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. The Board of Trustees will review the holdings of the Fund at intervals it deems appropriate to determine whether the Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based upon amortized cost. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate.

HOW DIVIDENDS AND DISTRIBUTIONS ARE MADE; TAX INFORMATION

   The net investment income of each class of shares of the Fund is declared as a dividend to the shareholders each Fund Business Day. Dividends are declared as of the time of day which corresponds to the latest time on that day that the Fund's net asset value is determined. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder arranges to receive dividends in cash or by ACH to a pre-established bank account, dividends are distributed in the form of additional shares. Dividends that are otherwise taxable are still taxable to you whether received in cash or additional shares. Net realized short-term capital gains, if any, will be distributed at least annually. The Fund does not expect to realize net long-term capital gains.

   Net investment income for the Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund.

   The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to you. The Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make distributions as it intends, the Fund will be subject to tax on all of its income and gains.

   Distributions by the Fund of its ordinary income and short-term capital gains are generally taxable to you as ordinary income. Distributions by the Fund of any net long-term capital gains would be taxable as such, regardless of the length of time you have held your shares. Distributions will be taxable in the same manner for federal income tax purposes whether received in cash or in shares through the reinvestment of distributions.

   To the extent distributions are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, such distributions may be exempt from certain types of state and local taxes.

   Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

   The foregoing is a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION CONCERNING THE FUND

Distribution Plans

   The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Fund has adopted a Rule 12b-1 distribution plan which provides that the Fund will pay distribution fees at annual rates of up to 0.10% of the average daily net assets attributable to its Vista Shares. Payments under the distribution plan shall be used to compensate or reimburse the Funds' distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Vista Shares, and are not tied to the amount of actual expenses incurred. Some activities intended to promote the sale of Vista Shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Vista Shares may also benefit the Fund's other shares and other Vista funds.

   VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater or entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

Shareholder Servicing Agents

   The Fund has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers, including assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.35% of the average daily net assets of the Vista Shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services. The Board of Trustees has determined that the amount payable in respect of "service fees" (as defined in the NASD Rules of Fair Practice) does not exceed 0.25% of the average annual net assets attributable to the Vista Shares of the Fund.


   Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as shareholder servicing agents. For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.

Chase may from time to time, at its own expense, provide compensation to certain selected dealers for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to 0.10% annually of the average net assets of the Fund attributable to shares of such Fund held by customers of such selected dealers. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase.

Administrator and Sub-Administrator

   Chase acts as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.05% of the Fund's average daily net assets.

   VFD provides certain sub-administrative services to the Fund pursuant to a distribution and sub- administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at 101 Park Avenue, New York, New York 10178.

Custodian

   Chase acts as custodian and fund accountant for the Fund and receives compensation under an agreement with the Fund. Securities and cash of the Fund may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.
Transfer Agent

   The Fund's Transfer Agent and Dividend Paying Agent is DST Systems, Inc., which is located at 210 West 10th Street, Kansas City, MO 64105.

Expenses


   The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


Organization and Description of Shares

   The Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. The share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of a Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.

   The Fund may issue multiple classes of shares. This Prospectus relates only to Vista Shares of the Fund. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800-348-4782 to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.

   The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.


   Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION

   The Fund may advertise its annualized "yield" and its "effective yield". Annualized "yield" is determined by assuming that income generated by an investment in a Fund over a stated seven-day period (the "yield") will continue to be generated each week over a 52-week period. It is shown as a percentage of such investment. "Effective yield" is the annualized "yield" calculated assuming the reinvestment of the income earned during each week of the 52-week period. The "effective yield" will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment.

   Investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares. Because this performance information is based on historical earnings, it should not be considered as an indication or representation of future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater if the limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

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



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


                                  [VISTA LOGO]

                                   PROSPECTUS
                       VISTA(SM) FEDERAL MONEY MARKET FUND
                          VISTA(SM) CASH MANAGEMENT FUND
                                 VISTA(SM) SHARES

                     -----------------------------------
                     INVESTMENT STRATEGY: CURRENT INCOME
                     -----------------------------------


                                                               December 27, 1996



This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in their December 27, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call Chase Global Funds Services Company at 1-800-344- 3092. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

INVESTMENTS IN THE FUNDS ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

Expense Summary ............................................................   3
 The expenses you pay on your Fund investment, including examples

Financial Highlights .......................................................   4
 The Funds' financial history

Fund Objectives and Investment Approach
 Vista Federal Money Market Fund ...........................................   6
 Vista Cash Management Fund ................................................   6

Common Investment Policies .................................................   6

Management .................................................................  11
 Chase Manhattan Bank, the Funds' adviser; Chase Asset Management and Texas Commerce Bank, the Funds' sub-advisers

How to Buy, Sell and Exchange Shares .......................................  12

How the Funds Value their Shares ...........................................  17

How Dividends and Distributions Are Made; Tax Information ..................  18

How the Funds distribute their earnings, and tax treatment related to those earnings


Other Information Concerning the Funds .....................................  19
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization

Performance Information ....................................................  22
 How performance is determined, stated and/or advertised

                                EXPENSE SUMMARY
                                ---------------

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in a Fund based on expenses incurred in the most recent fiscal year by each Fund. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.


                                                      Vista Federal             Vista Cash
                                                    Money Market Fund         Management Fund
                                                   -------------------       ------------------
                                                       Vista Shares            Vista Shares
Annual Fund Operating Expenses
  (as a percentage of average net assets)
Investment Advisory Fee                                 0.10%                    0.10%
12b-1 Fee *                                             0.10%                     n/a
Shareholder Servicing Fee (after estimated
  waiver of fee)**                                      0.25%                    0.32%
Other Expenses                                          0.25%                    0.17%
Total Fund Operating Expenses (after waivers
  of fees)**                                            0.70%                    0.59%
Examples
Your investment of $1,000 would incur the
  following expenses, assuming 5% annual return:
1 Year                                                   $ 7                      $ 6
3 years                                                   22                       19
5 years                                                   39                       33
10 years                                                  87                       74



 *Long-term shareholders in mutual funds with 12b-1 fees, such as holders of Vista Shares of the Vista Federal Money Market Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

**Reflects current waiver arrangements to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such waivers, the Shareholder Servicing Fee would be 0.35% for Vista Federal Money Market Fund and Vista Cash Management Fund, and Total Fund Operating Expenses would be 0.80% and 0.62%, respectively. Total Fund Operating Expenses for Vista Shares of the Vista Cash Management Fund reflect the agreement by Chase voluntarily to waive fees payable to it and/or reimburse expenses for a period of at least one year commencing on May 6, 1996 to the extent necessary to prevent Total Fund Operating Expenses from exceeding the amount indicated in the table. In addition, Chase has agreed to waive fees payable to it and/or reimburse expenses for a two year period commencing on May 6, 1996 to the extent necessary to prevent Total Fund Operating Expenses for Vista Shares of the Vista Cash Management Fund from exceeding 0.72% of average net assets during such period.

The table is provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that a Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.


Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in a Fund. The Funds understand that Shareholder Servicing Agents may credit the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from a Fund with respect to those accounts. See "Other Information Concerning the Funds."

                              FINANCIAL HIGHLIGHTS
                              --------------------


The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, located at 1177 Avenue of Americas, New York, NY 10036 whose report thereon is included in the Annual Report to Shareholders.


                          FEDERAL MONEY MARKET FUND
                          -------------------------


                                                                              Vista Shares
                                                                      ----------------------------
                                                                      Year       Year      5/9/94*
                                                                      ended      ended     through
                                                                    8/31/96    8/31/95     8/31/94
                                                                      -----      -----      ------
Per Share Operating Performance
Net Asset Value, Beginning of Period                              $   1.00   $   1.00     $  1.00
                                                                      -----      -----      ------
 Income from Investment Operations:
  Net Investment Income                                              0.048      0.051       0.013
                                                                      -----      -----      ------
  Total from Investment Operations                                   0.048      0.051       0.013
 Less Distributions:
  Dividends from Net Investment Income                               0.048      0.051       0.013
                                                                      -----      -----      ------
Net Asset Value, End of Period                                    $   1.00   $   1.00     $  1.00
                                                                      =====      =====      ======
Total Return                                                          4.83%      5.20%       1.26%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)                          $352,934   $203,399     $19,955
 Ratio of Expenses to Average Net Assets#                             0.70%      0.69%       0.40%
 Ratio of Net Investment Income to Average Net Assets#                4.79%      5.16%       4.36%
 Ratio of Expenses without waivers and assumption of expenses to
   Average Net Assets#                                                0.93%      0.93%       1.02%
 Ratio of Net Investment Income without waivers and assumptions
  of  expenses to Average Net Assets#                                 4.56%      4.92%       3.74%


* Commencement of offering shares.

# Short periods have been annualized.

                              FINANCIAL HIGHLIGHTS
                              --------------------


On May 3, 1996, the Hanover Cash Management Fund merged into Vista Cash Management Fund. The table set forth below provides selected per share data and ratios for one Hanover Cash Management Fund share (the accounting survivor of the merger) outstanding through May 3, 1996 and one Vista Share of the Vista Cash Management Fund outstanding for periods thereafter. This information is supplemented by financial statements and accompanying notes appearing in the Hanover Cash Management Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1995 and the Fund's Annual Report to Shareholders for the period ended August 31, 1996, which are both incorporated by reference into the SAI. Shareholders may obtain a copy of these annual reports by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, for the period ended August 31, 1996 has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Fund's Annual Report to Shareholders. Periods ended prior to December 1, 1995 were audited by other independent accountants.



                             CASH MANAGEMENT FUND
                             --------------------




                                    12/1/95**                                   Year Ended                                 1/17/89*
                                     through     ----------------------------------------------------------------------    through
                                     8/31/96      11/30/95     11/30/94    11/30/93    11/30/92    11/30/91    11/30/90    11/30/89*
                                   ----------    ----------    --------    --------    --------    --------    --------    --------
PER SHARE OPERATING
 PERFORMANCE
Net Asset Value, Beginning of
 Period                            $     1.00    $     1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                   ----------    ----------    --------    --------    --------    --------    --------    --------
 Income from Investment
  Operations:
  Net Investment Income                 0.037         0.054       0.036       0.027       0.035       0.059       0.077       0.076
                                   ----------    ----------    --------    --------    --------    --------    --------    --------
 Less Distributions:
  Dividends from Net
  Investment Income                     0.037         0.054       0.036       0.027       0.035       0.059       0.077       0.076
                                   ----------    ----------    --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period     $     1.00    $     1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                   ==========    ==========    ========    ========    ========    ========    ========    ========
Total Return                             3.69%         5.49%       3.62%       2.74%       3.51%       6.01%       7.94%       7.83%
Ratios/Supplemental Data
 Net Assets, End of Period
  (000 omitted)                    $1,621,212    $1,634,493    $990,045    $861,025    $560,173    $343,166    $196,103    $134,503
 Ratio of Expenses to
  Average Net Assets#                    0.60%         0.58%       0.58%       0.61%       0.67%       0.67%       0.67%       0.67%
 Ratio of Net Investment
   Income to Average
   Net Assets#                           4.91%         5.35%       3.62%       2.70%       3.41%       5.84%       7.65%       8.62%
 Ratio of Expenses without
  waivers and assumption
  of expenses to Average
  Net Assets#                            0.63%         0.62%       0.62%       0.64%       0.72%       0.73%       0.73%       0.74%
 Ratio of Net Investment
  Income without waivers and
  assumption of expenses to
  Average Net Assets                     4.88%         5.31%       3.58%       2.67%       3.36%       5.78%       7.59%       8.55%





 * Fund commenced operations January 17, 1989.
** In 1996, the Fund changed its fiscal year end from November 30 to August 31. # Short periods have been annualized.

FUND OBJECTIVES AND
INVESTMENT APPROACH
-------------------

VISTA FEDERAL
MONEY MARKET FUND

The Fund's objective is to provide current income consistent with preservation of capital and maintenance of liquidity.

The Fund invests primarily in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, and obligations issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. Government. Income on direct investments in U.S. Treasury securities and obligations of the agencies and instrumentalities in which the Fund invests is generally not subject to state and local income taxes by reason of federal law. The dollar weighted average maturity of the Fund will be 90 days or less. Due to state income tax considerations, the Fund will not enter into repurchase agreements.

Shareholders of the Fund that reside in a state that imposes an income tax should determine through consultation with their own tax advisors whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status, and whether the Fund's capital gains and other income, if any, when distributed will be subject to the state's income tax. See "How Dividends and Distributions are Made; Tax Information."

VISTA CASH MANAGEMENT FUND

The Fund's objective is to provide maximum current income consistent with the preservation of capital and the maintenance of liquidity.

The Fund invests in high quality, short-term U.S. dollar-denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short- term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria; (iv) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less.

COMMON INVESTMENT
POLICIES
--------

In lieu of investing directly, each Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the applicable Fund.

Each Fund seeks to maintain a net asset value of $1.00 per share.


The Funds invest only in U.S. dollar-denominated high quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be rated in the highest short-term rating category by at least two national rating organizations ("NROs") (or one NRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures of the Trust. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these ratings requirements rather than the issuer of the security. Securities in which the Funds invest may not earn as high a level of current income as long-term or lower quality securities.


The Funds purchase only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations.

Although each Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

Each Fund is classified as a "diversified" fund under federal securities law.

There can be no assurance that any Fund will achieve its investment objective.

OTHER INVESTMENT PRACTICES


The Funds may also engage in the following investment practices when consistent with their overall objectives and policies. These practices, and certain associated risks, are more fully described in the SAI.


U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury. Each Fund may also invest in other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Certain U.S. Government Obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association (GNMA), are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government Obligations, such as obligations of Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD COMMITMENTS. The Vista Cash Management Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. Each Fund also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. Each Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. Each Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

STAND-BY COMMITMENTS. Each Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, a Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.


STRIPS AND ZERO COUPON OBLIGATIONS. Each Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligations are backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". Vista Cash Management Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Each Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Vista Cash Management Fund may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, a Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, a Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate a Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.


OTHER MONEY MARKET FUNDS. Each Fund may invest up to 10% of its total assets in shares of other money market funds when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other money market funds.


PORTFOLIO TURNOVER. It is intended that the Funds will be fully managed by buying and selling securities, as well as holding securities to maturity. The frequency of the Funds' portfolio transactions will vary from year to year. In managing a Fund, the Fund's advisers will seek to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. More frequent turnover will generally result in higher transactions costs, including dealer mark-ups.

ADDITIONAL INVESTMENT POLICIES
OF VISTA CASH MANAGEMENT FUND

Vista Cash Management Fund may also invest in the following instruments, when consistent with its overall objective and policies. These instruments, and certain associated risks, are more fully described in the SAI.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks (including their foreign branches) and foreign banks (including their U.S. branches). These obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation. Foreign bank obligations involve certain risks associated with foreign investing.

ASSET-BACKED SECURITIES. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables.

MUNICIPAL OBLIGATIONS. The Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which it may invest. Dividends paid by this Fund that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

SECURITIES OF FOREIGN GOVERNMENTS AND SUPRANATIONAL AGENCIES. The Fund intends to invest a substantial portion of its assets from time to time in securities of foreign governments and supranational agencies. The Fund will limit its investments in foreign government obligations to commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada. Obligations of supranational agencies, such as the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

CUSTODIAL RECEIPTS. The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U.S. Government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

LIMITING INVESTMENT RISKS

Specific regulations and investment restrictions help the Funds limit investment risks for their shareholders. These regulations and restrictions prohibit each Fund from: (a) with certain limited exceptions, investing more than 5% of its total assets in the securities of any one issuer (this limitation does not apply to U.S. Government Obligations; (b) investing more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (c) investing more than 25% of its total assets in any one industry (excluding U.S. Government Obligations and bank obligations. A complete description of these and other investment policies is included in the SAI. Except for each Fund's investment objective, restriction
(c) above and investment policies designated as fundamental above or in the SAI, the Funds' investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.

RISK FACTORS

GENERAL. There can be no assurance that any Fund will be able to maintain a stable net asset value. Changes in interest rates may affect the value of the obligations held by the Funds. The value of fixed income securities varies inversely with changes in prevailing interest rates, although money market instruments are generally less sensitive to changes in interest rates than are longer-term securities. For a discussion of certain other risks associated with the Funds' additional investment activities, see "Other Investment Practices" and "Additional Investment Policies of Vista Cash Management Fund."

VISTA CASH MANAGEMENT FUND. This Fund is permitted to invest any portion of its assets in obligations of domestic banks (including their foreign branches), and in obligations of foreign issuers. The ability to concentrate in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Securities issued by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches), and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

MANAGEMENT
----------

The Funds' Advisers

The Chase Manhattan Bank ("Chase") acts as investment adviser to each of the Funds pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of each of the Funds, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to each of the Funds, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets. Chase is located at 270 Park

Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Federal Money Market Fund, pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for each of these Funds on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of each such Fund's average daily net assets. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

Texas Commerce Bank, National Association ("TCB") is the sub- investment adviser to the Vista Cash Management Fund pursuant to a Sub-Investment Advisory Agreement between Chase and TCB. TCB has been in the investment counselling business since 1987 and is ultimately controlled and owned by The Chase Manhattan Corporation. TCB makes investment decisions for the Vista Cash Management Fund on a day-to-day basis. For these services, TCB is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of each such Fund's average daily net assets. TCB is located at 600 Travis, Houston, Texas 77002.

HOW TO BUY, SELL
AND EXCHANGE SHARES
-------------------

PURCHASE OF SHARES

The minimum initial investment by a shareholder is $2,500 ($1,000 for IRAs, SEP-IRAs and the automatic investment plan). There is no minimum for additional investments. The Fund reserves the right, in its sole discretion, to reject any purchase order or cease offering shares for purchase at any time. No share certificates will be issued unless requested in writing. Subscriptions for shares are subject to acceptance by the Fund and are not binding until accepted.

Purchase by Mail: Shares of the Fund may be purchased by sending a completed Application (included with this Prospectus or obtainable from the Fund) to "Gintel Group", c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798, accompanied by a check payable to Gintel Group in payment for the shares. Applications sent to the Fund will be forwarded to Chase Global Funds Services Company and will not be effective until received by Chase Global Funds Services Company. Special forms are required for IRA and Keogh subscriptions and may be obtained by contacting the Fund. When purchases are made by check, redemptions will not be allowed until clearance of the purchase check, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through ACH will not be allowed until clearance of the payment, hich may take 7 business days or longer. In the event a check used to pay for shares is not honored by a bank, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by the Fund.

Purchase by Exchange: Shares of the Fund may be exchanged for shares of any other fund within the Gintel Group, to the extent such shares are offered for sale in the investor's state of residence. Before any exchange, an investor must obtain and should carefully review a copy of the current prospectus of the fund into which he or she wishes to exchange and should retain such copy for future reference. When opening an account by exchange, the new account must be established with the same name(s), address, and tax identification number as the other account and must meet that fund's minimum initial investment and other eligibility requirements. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. If an investor wishes to use the exchange feature, he or she should consult his or her investment representative or Chase Global Funds Services Company to determine if the feature is available and whether any other conditions are imposed on its use. The discussion of the exchange feature in this Prospectus supersedes the discussion of the exchange privileges in the SAI for investors purchasing shares through the Gintel Group. Purchase by exchange may be executed by either mail or telephone but in every instance must comply with the purchase and redemption procedures set forth in the Prospectus. Neither Chase Global Funds Services Company nor the Fund will be liable for acting upon such instructions, regardless of the authority or absence thereof of the person giving the instructions, or for any loss, expense, or cost arising out of any exchange by telephone, whether or not properly authorized and directed. An investor will bear the risk of loss. The staff of the Securities and Exchange Commission is currently examining whether such responsibilities may be disclaimed. The accuracy of telephone transactions should be verified immediately upon the receipt of confirmation statement.

Purchase by Wire: Investors may purchase shares by wire by first telephoning Chase Global Funds Services Company at 1-800-344- 3092 for instructions and wire control number and subsequently wiring Federal funds and registration instructions to:

                             The Chase Manhattan Bank
                               New York, NY 10003
                                ABA# 0210-0002-1
                              F/B/O The Gintel Group
                               Acct. # 910-2-732980
                               Ref: [Name of Fund]

                       Account Number ___________________

                       Account Name: ____________________

Purchase by Automatic Investment: Investors may purchase shares on a regular basis, (the first, the fifteenth, or the first and fifteenth of each month), by automatically transferring a specified dollar amount ($100 minimum) from their regular checking or NOW account to their specified Gintel Group Account. Special forms are required for this automatic investment plan and may be obtained by contacting the Fund. Existing shareholders may begin the Plan at any time by sending a signed letter with signature guarantee and a deposit slip or voided check.

ADDITIONAL INVESTMENTS

An investor may add to his or her account by purchasing additional shares of the same class of the Fund's shares by mailing a check to the Gintel Group (payable to "Gintel Group") at its address set forth above under "Purchases by Mail" or by wiring funds to the Fund's custodian using the procedures set forth above under "Purchases by Wire." It is important that the account number, account name and the Fund and class of shares to be purchased are specified on the check or wire to ensure proper crediting to the investor's account.

Confirmed purchases will be done only at the discretion of the Investment
Advisor.

Purchase of shares of the Fund may also be made through registered securities dealers who have entered into selected dealer agreements with the Distributor. A dealer who agrees to process an order on behalf of an investor may charge the investor a fee for this service.

The offering price of each Fund share is the net asset value per share next computed after the subscriber's application is received by Chase Global Funds Services Company. The net asset value per share is determined by dividing the market value of the Fund's securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund's shares outstanding. The Fund will determine net asset value of its shares on each "Fund Business Day", which is any day the New York Stock Exchange is open for business exclusive of national holidays.

All ordinary income dividends and capital gains distributions are automatically reinvested at net asset value unless the Chase Global Funds Services Company receives written notice from a shareholder at least 30 days prior to the record date requesting that the distributions and dividends be distributed to the investor in cash.

Shares are sold without a sales load at the net asset value next determined after Chase Global Funds Services Company receives your order in proper form on any business day during which the Federal Reserve Bank of New York and the New York Stock Exchange are open for business ("Fund Business Day"). To receive that day's dividend, Chase Global Funds Services Company or your investment representative or shareholder servicing agent must generally receive your order prior to a Fund's Cut-off Time. The Funds' Cut-off Times (Eastern time) are as follows:

Vista Federal Money
  Market Fund ............. 2:00 p.m.
Vista Cash Management
  Fund .................... 2:00 p.m.



Each Fund reserves the right to set an earlier Cut-off Time on any Fund Business Day on which the Public Securities Association ("PSA") recommends an early close to trading on the U.S. Government securities market. Generally, such earlier Cut-off Time will be noon (Eastern time). The PSA is the trade association that represents securities firms and banks that underwrite, trade and sell debt securities, both domestically and internationally. Orders for shares received and accepted prior to the Cut-off Times will be entitled to all dividends declared on that day. Orders received for shares after a Fund's Cut-off Time and prior to 4:00 p.m., Eastern time on any Fund Business Day will not be accepted and executed on the same day except at the Funds' discretion. Orders received and not accepted after a Fund's Cut-off Time will be considered received prior to the Fund's Cut-off Time on the following Fund Business Day and processed accordingly. Orders for shares are accepted by each Fund after funds are converted to federal funds. Orders paid by check and received before a Fund's Cut-off Time will generally be available for the purchase of shares the following Fund Business Day. The Funds reserve the right to reject any purchase order.


REDEMPTION OF SHARES

Upon receipt by Chase Global Funds Services Company of a request in proper form, the Fund will redeem shares at its next determined net asset value. There is no assurance that the net asset value received upon redemption will be greater than that paid by a shareholder upon purchase. The Fund will forward redemption payments only on shares for which it has collected payment.

Redemption by Mail: Shares may be redeemed by sending a written redemption request to Gintel Group, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Any written request sent to the Fund will be forwarded to Chase Global Funds Services Company and the effective date of the redemption request will be when the request is received in proper form by Chase Global Funds Services Company. The redemption value of each Fund share is the net asset value per share next computed after the redemption request is received in proper form. Where share certificates have been issued, a shareholder must endorse the certificates and include them in the redemption request. "Proper form" means that the request for redemption must include the following:

1. A letter of instruction specifying the Fund name, the account number, and the number of shares or the dollar amount to be redeemed and signed by all registered owners exactly as their names appear on the account.

2. Signatures must be guaranteed by an eligible guarantor institution as described in Rule 17Ad-15 under the Securities and Exchange Act of 1934. Such institutions include banks, brokers, securities dealers, credit unions, securities exchanges, clearing agencies and savings associations. On and after August 24, 1992, the eligible guarantor institution must be a participant in a recognized signature guarantee program such as the STAMP program of the Securities Transfer Association. Until August 24, 1992, eligible guarantor institutions previously approved by Chase Global Funds Services Company (commercial banks and members of domestic stock exchanges) will continue to be approved. Eligible guarantor institutions not previously approved by Chase Global Funds Services Company and not yet members of a recognized signature guarantee program, must make application to that company. For complete information or a copy of Chase Global Funds Services Company's signature guarantee Standards, Procedures and Guidelines, please contact the Transfer Agent at (800) 344-3092. A notary public is not an acceptable guarantor.

3. Other supporting legal documents, if required, in the case of estates, trusts, guardianships, corporations, pension and profit sharing plans and other organizations. Shareholders should contact Chase Global Funds Services Company,
(800) 344- 3092, to obtain further information on the specific documentation required.

Payment will be made for redeemed shares as soon as practicable, but generally no later than five business days after proper receipt of redemption notification. Payment will be made by check, unless a shareholder arranges for the proceeds of redemption requests to be sent by Federal fund wire to a designated bank account, in which case a wire charge (currently $8.00 per wire) will be deducted from the account. Shareholders should contact Chase Global Funds Services Company, (800) 344-3092, to obtain further information on this service and the related charges.

Redemption by Telephone: Shareholders who authorize telephone redemptions in the Application may redeem shares by telephone instructions to Chase Global Funds Services Company which will wire or mail the proceeds of redemptions to the bank and bank account number specified in the Application or mail the proceeds to the address of record, except that telephone redemptions of less than $1000 will be mailed. Redemptions of $1000 or more will be charged a wire fee (currently $8.00 per wire) which will be deducted from the account. Any change in the bank account specified in the Application must be made in writing with a signature guarantee as described above for redemptions by mail. If an investor selects a telephone redemption privilege, the investor authorizes Chase Global Funds Services Company to act on telephone instructions from any person representing himself or herself to be the investor or the investor's investment representative and reasonably believed by Chase Global Funds Services Company to be genuine. The Fund will require Chase Global Funds Services Company to employ reasonable procedures, such as requiring a form of personal identification, to confirm that the instructions are genuine and, if it does not follow such procedures, the Fund may be liable for losses due to unauthorized or fraudulent requests. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents nor Chase Global Funds Services Company will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult Chase Global Fund's Services Company at (800) 344-3092. The telephone redemption privilege may be modified or terminated without notice.

Automatic Redemptions: A shareholder who owns shares of the Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. The Shareholder may request a declining balance withdrawal, a fixed dollar withdrawal, a fixed share withdrawal, or a fixed percentage withdrawal (based on the current value of the account) on a monthly, quarterly, semiannual or annual basis. When a shareholder reaches age 59-1/2 and begins to receive distributions from an IRA or other retirement plan invested in the Fund, the shareholder can arrange to have a regular monthly or quarterly redemptions made under Systematic Withdrawal Plan. In this case it is not necessary for the account value to be $10,000 or more. Further Information on establishing a Systematic Withdrawal Plan may be obtained by calling the Fund.

PROCESSING OF
REDEMPTION ORDERS

The Fund generally sends payment for an investor's shares on the Fund Business Day after the investor's request is received in proper form, provided that the investor's request is received by the Fund prior to the Fund's Cut-off Time and assuming that the Fund has collected payment of the purchase price of such investor's shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.

Sales of shares of the Fund may also be made through registered securities dealers who have entered into selected dealer agreements with the Distributor. A dealer who agrees to process an order on behalf of an investor may charge the investor a fee for this service.

With the exception of IRA or Keogh accounts, the Fund reserves the right to close an investor's account if the account has dropped below $500 in value for a period of three months or longer other than as a result of a decline in the net asset value per share or if an investor purchases through an automatic investment plan and fails to meet the Fund's investment minimum within a twelve-month period. Shareholders are notified at least 60 days prior to any proposed redemption and invited to add to their account if they wish to continue as a shareholder of the Fund; however the Fund does not presently contemplate making such redemptions.

Confirmed redemptions will be done only at the discretion of the Investment Advisor.

HOW THE FUNDS
VALUE THEIR SHARES
------------------

The net asset value of each class of shares of each Fund is currently determined daily as of 4:00 p.m., Eastern time on each Fund Business Day by dividing the net assets of a Fund attributable to such class by the number of shares of such class outstanding at the time the determination is made. Effective with the anticipated introduction of certain automated share purchase programs, the net asset value of shares of each class of Funds available through the programs will also be determined as of 6:00 p.m., Eastern time on each Fund Business Day.

The portfolio securities of each Fund are valued at their amortized cost in accordance with federal securities laws, certain requirements of which are summarized under "Common Investment Policies." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price a Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share of each Fund will remain constant at $1.00 and the Funds will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. The Board of Trustees will review the holdings of each Fund at intervals it deems appropriate to determine whether that Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based upon amortized cost. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate.

HOW DIVIDENDS AND
DISTRIBUTIONS ARE MADE;
TAX INFORMATION
---------------

The net investment income of each class of shares of each Fund is declared as a dividend to the shareholders each Fund Business Day. Dividends are declared as of the time of day which corresponds to the latest time on that day that a Fund's net asset value is determined. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder arranges to receive dividends in cash or by ACH to a pre-established bank account, dividends are distributed in the form of additional shares. Dividends that are otherwise taxable are still taxable to you whether received in cash or additional shares. Net realized short-term capital gains, if any, will be distributed at least annually. The Funds do not expect to realize net long-term capital gains.

Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund.

Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to you. Each Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If a Fund does not qualify as a regulated investment company for any taxable year or does not make distributions as it intends, the Fund will be subject to tax on all of its income and gains.

Distributions by a Fund of its ordinary income and short-term capital gains are generally taxable to you as ordinary income.

Distributions by the Tax Free Funds of their tax-exempt interest income will not be subject to federal income tax. Such distributions will generally be subject to state and local taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which you reside. Distributions by a Fund of any net long-term capital gains would be taxable as such, regardless of the length of time you have held your shares. Distributions will be taxable in the same manner for federal income tax purposes whether received in cash or in shares through the reinvestment of distributions.

To the extent distributions are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, such distributions may be exempt from certain types of state and local taxes.

Early in each calendar year the Funds will notify you of the amount and tax status of distributions paid to you for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the Funds. You should consult your tax adviser to determine the precise effect of an investment in the Funds on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION
CONCERNING THE FUNDS
--------------------

DISTRIBUTION PLANS

The Funds' distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Federal Money Market Fund has adopted a Rule 12b-1 distribution plan which provides that such Fund will pay distribution fees at annual rates of up to 0.10% of the average daily net assets attributable to its Vista Shares. There is no distribution plan for the Vista Cash Management Fund. Payments under the distribution plan shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Vista Shares, and are not tied to the amount of actual expenses incurred. Some activities intended to promote the sale of Vista Shares will be conducted generally by the Vista Family of Funds, and activities intended to promote a Fund's Vista Shares may also benefit the Fund's other shares and other Vista funds.

VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater or entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

SHAREHOLDER
SERVICING AGENTS

Each Fund has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers, including assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.35% of the average daily net assets of the Vista Shares of each Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services. The Board of Trustees has determined that the amount payable in respect of "service fees" (as defined in the NASD Rules of Fair Practice) does not exceed 0.25% of the average annual net assets attributable to the Vista Shares of each Fund.


Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as shareholder servicing agents. For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.


Chase may from time to time, at its own expense, provide compensation to certain selected dealers for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to 0.10% annually of the average net assets of a Fund attributable to shares of such Fund held by customers of such selected dealers. Such compensation does not represent an additional expense to a Fund or its shareholders, since it will be paid by Chase.

ADMINISTRATOR
AND SUB-ADMINISTRATOR

Chase acts as the Funds' administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.05% of each Fund's average daily net assets.

VFD provides certain sub- administrative services to each Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from each Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at 101 Park Avenue, New York, New York 10178.

CUSTODIAN

Chase acts as custodian and fund accountant for each Fund and receives compensation under an agreement with the Funds. Securities and cash of each Fund may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

TRANSFER AGENT AND
DIVIDEND PAYING AGENT

DST Systems, Inc. located at 210 W. 10th Street, Kansas City, MO 64105 serves as the Funds' transfer agent and dividend paying agent.

EXPENSES

Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

ORGANIZATION AND
DESCRIPTION OF SHARES


Each Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of a Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.


Each Fund may issue multiple classes of shares. This Prospectus relates only to Vista Shares of the Funds. Certain Funds offer other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800-344-3092 to obtain additional information about other classes of shares of the Funds that are offered. Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation with respect to one class of shares over another.

The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.


Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
-----------------------

Each Fund may advertise its annualized "yield" and its "effective yield". Annualized "yield" is determined by assuming that income generated by an investment in a Fund over a stated seven-day period (the "yield") will continue to be generated each week over a 52-week period. It is shown as a percentage of such investment. "Effective yield" is the annualized "yield" calculated assuming the reinvestment of the income earned during each week of the 52-week period. The "effective yield" will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment.

Investment performance may from time to time be included in advertisements about the Funds. Performance is calculated separately for each class of shares. Because this performance information is based on historical earnings, it should not be considered as an indication or representation of future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of each Fund's portfolio, each Fund's operating expenses and which class of shares you purchase. Investment performance also reflects the risks associated with each Fund's investment objective and policies. These factors should be considered when comparing each Fund's investment results to those of other mutual funds and investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater if the limitation had not been in effect. Each Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                                  VISTA [LOGO]

                            FAMILY OF MUTUAL FUNDS
                          MANAGED BY CHASE MANHATTAN

                                  PROSPECTUS
                         VISTA(sm) TAX FREE INCOME FUND
                             Class A and B Shares
                         Investment Strategy: Income


December 27, 1996



This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its December 27, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                              TABLE OF CONTENTS

Expense Summary                                                              4
 The expenses you might pay on your Fund investment, including examples
Financial Highlights                                                         6
 How the Fund has performed
Fund Objectives                                                              8
Investment Policies                                                          8
  The kinds of securities in which the Fund invests, investment policies and techniques, and risk
Management                                                                  14
  Chase Manhattan Bank, the Fund's adviser; Chase Asset Management, the Fund's sub-adviser, and the individuals who manage the Fund
About Your Investment                                                       15
 Alternative sales arrangements
How to Buy, Sell and Exchange Shares                                        16
How the Fund Values Its Shares                                              23
How Distributions Are Made; Tax Information                                 23
  How the Fund distributes its earnings, and tax treatment related to those earnings
Other Information Concerning the Fund                                       24
  Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization
Performance Information                                                     27
  How performance is determined, stated and/or advertised
Make the Most of Your Vista Privileges                                      29

                               EXPENSE SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

                                                          Class A     Class B
                                                          Shares       Shares
                                                          -------     -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)                            4.50%        None
Maximum Deferred Sales Charge (as a percentage of the
  lower of original purchase price or redemption
  proceeds)*                                               None         5.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee (after estimated waiver)**         0.15%        0.15%
12b-1 Fee***                                               0.25%        0.75%
Shareholder Servicing Fee
  (after estimated waiver, where indicated)                0.01%**      0.25%
Other Expenses                                             0.49%        0.49%
                                                          -------     -------
Total Fund Operating Expenses (after waiver of fee)**      0.90%        1.64%
                                                          =======     =======

EXAMPLES
Your investment of $1,000
would incur the following
expenses, assuming 5% annual
return:                          1 Year     3 Years     5 Years     10 Years
                                 ------     -------     -------     --------
Class A Shares+                    $54        $72         $ 93        $151
Class B Shares:
 Assuming complete redemption
  at the end of the
  period++ +++                     $67        $82         $109        $175
 Assuming no redemptions+++        $17        $52         $ 89        $175

  *The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "How to Buy, Sell and Exchange Shares."


 **Reflects current waiver arrangements to maintain Total Fund Operating
   Expenses at the levels indicated in the table above. Absent such waivers, the Investment Advisory Fee would be 0.30% for Class A and Class B shares, the Shareholder Servicing Fee would be 0.25% for Class A shares, and Total Fund Operating Expenses would be 1.29% and 1.79% for Class A and Class B shares, respectively.


***Long-term shareholders in mutual funds with 12b-1 fees, such as Class A and Class B shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

   +Assumes deduction at the time of purchase of the maximum sales charge.

  ++Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.

 +++Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of the ninth year after purchase. See "How to Buy, Sell and Exchange Shares".

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.


Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Class A Share and one Class B Share. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report is included in the Annual Report to Shareholders.



                          VISTA TAX FREE INCOME FUND

                                                                                    Class A
                                                   Year      Year     11/1/93      Year      Year
                                                  Ended     ended     through     ended     ended
                                                 8/31/96   8/31/95    8/31/94+   10/31/93  10/31/92  10/31/91  10/31/90
                                                 -------   -------    --------   --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period             $11.85     $11.70    $12.70      $11.52    $11.12     $10.43    $10.58
                                                 ------     ------    ------      ------    ------     ------   ------
 Income from Investment Operations:
    Net Investment Income                         0.580      0.585     0.475       0.662     0.731      0.727     0.723
  Net Gains or Losses in Securities
   (both realized and unrealized)                (0.007)     0.147    (0.847)      1.412     0.556      0.693    (0.094)
                                                  ------    ------    ------      ------    ------     ------    ------
  Total from Investment Operations                0.573      0.732    (0.372)      2.074     1.287      1.420     0.629
                                                  ------    ------    ------      ------    ------     ------    ------
 Less Distributions:
  Dividends from net investment income            0.583      0.582     0.475       0.662     0.731      0.726     0.726
  Distributions from capital gains                   --         --     0.153       0.237     0.156         --     0.055
                                                  ------    ------    ------      ------    ------     ------    ------
  Total Distributions                             0.583      0.582     0.628       0.899     0.887      0.726     0.781
                                                  ------    ------    ------      ------    ------     ------    ------
Net Asset Value, End of Period                   $11.84     $11.85    $11.70      $12.70    $11.52     $11.12    $10.43
                                                  ======    ======    ======      ======    ======     ======    ======
Total Return(1)                                    4.88%      6.53%    (2.99%)     18.72%    11.99%     13.98%     6.18%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)       $ 70,480    $88,783   $98,054     $83,672   $17,548     $5,425    $3,973
 Ratio of Expenses to Average Net Assets#          0.90%      0.85%     0.58%       0.23%     0.00%      0.04%     0.12%
 Ratio of Net Income to Average Net Assets#        4.83%      5.07%     4.75%       5.25%     6.26%      6.71%     6.86%
 Ratio of Expenses without waivers and
   assumption of expenses to Average Net Assets#   1.46%      1.47%     1.29%       1.20%     2.34%      4.04%     2.50%
 Ratio of Net Investments Income without
   waivers and assumption of expenses to
   Average Net Assets#                             4.27%      4.45%     4.04%       4.28%     3.92%      2.71%    4.48%
Portfolio Turnover Rate                             210%       233%     258%         149%      266%       211%      89%

                                                                                            Class  B
                                                                          9/4/87*     Year      Year     11/4/93**
                                                                            to       Ended     ended      through
                                                 10/31/89    10/31/88    10/31/87   8/31/96    8/31/95    8/31/94
                                                 --------    --------    --------   -------    -------   --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period              $10.63      $10.08      $10.00    $11.77      $11.65     $12.51
                                                  ------      ------      ------    ------      ------     ------
 Income from Investment Operations:
    Net Investment Income                          0.756       0.738       0.059     0.486       0.498      0.423
  Net Gains or Losses in Securities
  (both realized and unrealized)                   0.006       0.603       0.021    (0.006)      0.140     (0.707)
                                                  ------      ------      ------    ------      ------     ------
  Total from Investment Operations                 0.762       1.341       0.080     0.480       0.638      (0.284)
                                                  ------      ------      ------    ------      ------     ------
 Less Distributions:
    Dividends from net investment income           0.759       0.791          --     0.490       0.518       0.423
    Distributions from capital gains               0.053         --           --        --          --       0.153
                                                  ------     ------       ------    ------      ------     -------
  Total Distributions                              0.812      0.791           --     0.490       0.518       0.576
                                                  ------     ------       ------    ------      ------   -----------
Net Asset Value, End of Period                    $10.58     $10.63       $10.08    $11.76      $11.77      $11.65
                                                  ======     ======       ======    ======      ======    =========
Total Return(1)                                     7.48%     13.83%        5.41%     4.10%       5.70%      (2.35%)
   %)
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)          $3,196     $1,197         $101   $14,329     $14,265     $11,652
 Ratio of Expenses to Average Net Assets#           0.00%      0.00%        0.00%     1.65%       1.61%       1.47%
 Ratio of Net Income to Average Net Assets#         7.06%      7.50%        7.35%     4.08%       4.31%       3.95%
 Ratio of Expenses without waivers and
   assumption of expenses to Average Net Assets#    2.50%      2.00%        2.00%     1.95%       1.97%       1.81%
  Ratio of Net Investments Income without
   waivers and assumption of expenses to
   Average Net Assets#                              4.56%      5.50%        5.35%     3.78%       3.95%       3.61%
Portfolio Turnover Rate                              257%       422%          94%      210%        233%        258

   * Commencement of operations.
  ** Commencement of offering shares.
   + In 1994 the Tax Free Income Fund changed ifs fiscal year-end from October
     31 to August 31.
 (1) Total returns are calculated before taking into account effect of 4.50% sales charge.
   # Short periods have been annualized.

                                        6 & 7

FUND OBJECTIVES

   Vista Tax Free Income Fund seeks to provide monthly dividends which are excluded from gross income for federal tax purposes, as well as to protect the value of its shareholders' investment, by investing primarily (i.e., at least 80% of its assets under normal conditions) in Municipal Obligations. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

INVESTMENT POLICIES
INVESTMENT APPROACH
The Fund invests primarily in Municipal Obligations (as defined under "Municipal Obligations"). As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation.

   The Fund's investments may include, among other instruments, fixed, variable or floating rate general obligation and revenue bonds, zero coupon securities, inverse floaters and bonds with interest rate caps. The Fund's Municipal Obligations will be rated at time of purchase at least in the category Baa, MIG-3 or VMIG-3 by Moody's Investors Service, Inc. ("Moody's"), or BBB or SP-2 by Standard & Poor's Corporation ("S&P"), or BBB or FIN-3 by Fitch Investors Service, Inc. ("Fitch") or comparably rated by another national rating organization, or, if unrated, considered by the Fund's advisers to be of comparable quality.

   There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security. The Fund's advisers may adjust the average maturity of the Fund's portfolio based upon their assessment of the relative yields available on securities of different maturities and their expectations of future changes in interest rates.

   The Fund is classified as a "non-diversified" fund under federal securities law. The Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified.

   For temporary defensive purposes, the Fund may invest without limitation in high quality money market instruments and repurchase agreements, the interest income from which may be taxable to shareholders as ordinary income for federal income tax purposes.

   In lieu of investing directly, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

MUNICIPAL OBLIGATIONS
"Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

   The two principal classifications of Municipal Obligations are general obligation and revenue obligation securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue obligation securities, the credit quality of which is directly related to the private user of the facilities.

   From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.


MUNICIPAL LEASE OBLIGATIONS. The Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.


OTHER INVESTMENT PRACTICES
The Fund may also engage in the following investment practices when consistent with the Fund's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.


MONEY MARKET INSTRUMENTS. The Fund may invest in cash or high-quality, short-term money market instruments. Such instruments may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

STAND-BY COMMITMENTS. The Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.


STRIPS AND ZERO COUPON OBLIGATIONS. The Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligations are backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.


FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Fund may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax exempt, and the Fund would purchase such instruments based on opinions of bond counsel.


INVERSE FLOATERS AND INTEREST RATE CAPS. The Fund may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates, and will be more volatile in response to interest rates changes than that of a fixed-rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than municipal securities which do not include such a structure.



OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.


DERIVATIVES AND RELATED INSTRUMENTS. The Fund may invest its assets in derivative and related instruments to hedge various market risks or to increase the Fund's income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Fund's obligations. The Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward interest rate contracts; and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.


There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Fund is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investment of the Fund. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Fund may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.

PORTFOLIO TURNOVER. The frequency of the Fund's portfolio transactions will vary from year to year. The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for the Fund to qualify as a registered investment company under federal tax law. See "How Distributions are Made; Tax Information" and "Other Information Concerning the Fund--Certain Regulatory Matters."

LIMITING INVESTMENT RISKS
Specific investment restrictions help the Fund limit investment risks for its shareholders. These restrictions prohibit the Fund from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (b) investing more than 25% of its total assets in any one industry (this would apply to municipal obligations backed only by the assets and revenues of nongovernmental users, but excludes obligations of states, cities, municipalities or other public authorities). A complete description of these and other investment policies is included in the SAI. Except for the Fund's investment objective, restriction (b) above and investment policies designated as fundamental above or in the SAI, the Fund's investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.

RISK FACTORS
Changes in interest rates may affect the value of the obligations held by the Fund. The value of fixed income securities varies inversely with changes in prevailing interest rates. For a discussion of certain other risks associated with the Fund's additional investment activities, see "Other Investment Practices" and "Municipal Obligations."

   Because the Fund will invest primarily in obligations issued by states, cities, public authorities and other municipal issuers, the Fund is susceptible to factors affecting such states and their municipal issuers. A number of municipal issuers have a recent history of significant financial and fiscal difficulties. If an issuer in which the Fund invests is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected. See the SAI for further information.

   Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Fund.


   The Fund may invest up to 25% of its total assets in Municipal Obligations secured by letters of credit or guarantees from U.S. and foreign banks, and other foreign institutions. The dependence on banking institutions may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in the banking industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.


   Obligations backed by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

   Because the Fund is "non-diversified," the value of its shares is more susceptible to developments affecting issuers in which the Fund invests. In addition, more than 25% of the Fund's assets may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory developments.

MANAGEMENT
THE FUND'S ADVISERS
The Chase Manhattan Bank ("Chase") acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.30% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.15% of the Fund's average daily net assets. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

Pamela Hunter, Vice President of Chase, has been responsible for the day-to-day management of the Fund since its inception in 1987. Ms. Hunter is part of a team providing fixed income strategy and product development. Ms. Hunter has been employed at Chase (including its predecessors) since 1980.

ABOUT YOUR INVESTMENT
ALTERNATIVE SALES ARRANGEMENTS
CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any sales charges when they are redeemed. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares have lower combined 12b-1 and service fees than Class B shares. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") if redeemed within a specified period after purchase. Class B shares also have higher combined 12b-1 and service fees than Class A shares.


Class B shares automatically convert into Class A shares, based on relative net asset value, at the beginning of the ninth year after purchase. For more information about the conversion of Class B shares, see the SAI. This discussion will include information about how shares acquired through reinvestment of distributions are treated for conversion purposes. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because of the higher combined 12b-1 and service fees. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

Which arrangement is best for you? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge might consider Class B shares. In almost all cases, investors planning to purchase $250,000 or more of the Fund's shares will pay lower aggregate charges and expenses by purchasing Class A shares.

HOW TO BUY, SELL AND
EXCHANGE SHARES

HOW TO BUY SHARES
You can open a Fund account with as little as $2,500 ($1,000 for IRAs, SEP-IRAs and the Systematic Investment Plan) and make additional investments at any time with as little as $100. You can buy Fund shares three ways-through an investment representative, through the Fund's distributor by calling the Vista Service Center, or through the Systematic Investment Plan.

All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, credit cards and cash will not be accepted. The Fund reserves the right to reject any purchase order or cease offering shares for purchase at any time. When purchases are made by check, redemptions will not be allowed until clearance of the purchase check, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through ACH will not be allowed until clearance of your payment, which may take 7 business days or longer.

BUYING SHARES THROUGH THE FUND'S DISTRIBUTOR. Complete and return the enclosed application and your check in the amount you wish to invest to the Vista Service Center.


BUYING SHARES THROUGH SYSTEMATIC INVESTING. You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank checking or savings account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin such a plan at any time by sending a signed letter and a deposit slip or voided check to the Vista Service Center. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.


Shares are sold at the public offering price based on the net asset value next determined after the Vista Service Center receives your order in proper form. In most cases, in order to receive that day's public offering price, the Vista Service Center must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price. Orders for shares are accepted by the Fund after funds are converted to federal funds. Orders paid by check and received by 2:00 p.m., Eastern Time will generally be available for the purchase of shares the following business day.


If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your Class A shares unless you request them. Due to the conversion feature of Class B shares, certificates for Class B shares will not be issued and all Class B shares will be held in book entry form.

                                Class A Shares

The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

                                                              Amount of
                                 Sales charge as a            sales charge
                                 percentage of:               reallowed to
                                 -------------------------    dealers as a
Amount of transaction at         Offering     Net amount      percentage of
  offering price ($)              Price        invested       offering price
------------------------------------------------------------------------------
Under 100,000                     4.50          4.71              4.00
100,000 but under 250,000         3.75          3.90              3.25
250,000 but under 500,000         2.50          2.56              2.25
500,000 but under 1,000,000       2.00          2.04              1.75

There is no initial sales charge on purchases of Class A shares of $1 million or more.

The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

                                Class B Shares

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the purchase of the current market value or the cost of shares being redeemed.

Year             1       2      3       4      5       6      7      8+
-------------- ------  ------ ------  ------ ------  ------ ------ -------
CDSC             5%      4%     3%      3%     2%      1%     0%      0%

In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares." The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares, and the distributor receives the entire amount of any CDSC you pay.

GENERAL
You may be eligible to buy Class A shares at reduced sales charges. Consult your investment representative or the Vista Service Center for details about Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in the enclosed application and in the SAI. In addition, sales charges will not apply to shares purchased with redemption proceeds received within the prior ninety days from non-Vista mutual funds on which the investor paid a front-end or contingent deferred sales charge.

A participant-directed employee benefit plan participating in a "multi-fund" program approved by the Board of Trustees may include amounts invested in the other mutual funds participating in such program for purposes of determining whether the plan may purchase Class A shares at net asset value. These investments will also be included for purposes of the discount privileges and programs described above.

The Fund may sell Class A shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Vista fund shares) financial institution trust departments investing an aggregate of $1 million or more in the Vista Family of Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Vista Family of Funds.

No initial sales charge will apply to the purchase of Class A shares of the Fund by an investor seeking to invest the proceeds of a qualified retirement plan where a portion of the plan was invested in the Vista Family of Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate serves as trustee or custodian of the plan or manages some portion of the plan's assets.

Purchases of Class A shares of the Fund may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of Class A shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may be made for retirement and deferred compensation plans and trusts used to fund those plans.

Purchases of Class A shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Vista Service Center.

Shareholders of record of any Vista fund as of November 30, 1990 and certain immediate family members may purchase Class A shares of the Fund with no initial sales charge for as long as they continue to own Class A shares of any Vista fund, provided there is no change in account registration. Shareholders of record of any portfolio of The Hanover Funds, Inc. or The Hanover Investment Funds, Inc. as of May 3, 1996 and certain related investors may purchase Class A shares of the Fund with no initial sales charge for as long as they continue to own shares of any Vista fund following this date, provided there is no change in account registration.

The Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company. The CDSC will be waived on redemption of Class B shares arising out of death or disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. The SAI contains additional information about purchasing the Fund's shares at reduced sales charges.


The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds. Shareholders of other Vista funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.


HOW TO SELL SHARES
You can sell your Fund shares any day the New York Stock Exchange is open, either directly to the Fund or through your investment representative. The Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.

SELLING SHARES DIRECTLY TO THE FUND. Send a signed letter of instruction to the Vista Service Center, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form, less any applicable CDSC. In order to receive that day's net asset value, the Vista Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.

The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Fund. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.

The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

SYSTEMATIC WITHDRAWAL. You can make regular withdrawals of $50 or more ($100 or more for Class B accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE. Your investment representative must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Vista Service Center, and may charge you for its services.

INVOLUNTARY REDEMPTION OF ACCOUNTS. The Fund may involuntarily redeem your shares if at such time the aggregate net asset value of the shares in your account is less than $500 or if you purchase through the Systematic Investment Plan and fail to meet the Fund's investment minimum within a twelve month period. In the event of any such redemption, you will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no CDSC will be imposed.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares for shares of the same class of certain other Vista funds at net asset value beginning 15 days after purchase. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC.

However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. In computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

An exchange of Class B shares into any of the Vista money market funds other than the Class B shares of the Vista Prime Money Market Fund will be treated as a redemption--and therefore subject to the conditions of the CDSC--and a subsequent purchase. Class B shares of any Vista non-money market fund may be exchanged into the Class B shares of the Vista Prime Money Market Fund in order to continue the aging of the initial purchase of such shares.

For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Shares of certain Vista funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving the Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

REINSTATEMENT PRIVILEGE.

Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption). Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

HOW THE FUND VALUES
ITS SHARES

The net asset value of each class of the Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each business day of the Fund, by dividing the net assets of the Fund attributable to that class by the total number of outstanding shares of that class. Values of assets held by the Fund are determined on the basis of their market or other fair value, as described in the SAI.

HOW DISTRIBUTIONS ARE
MADE; TAX INFORMATION

The Fund declares dividends daily and distributes any net investment income at least monthly. The Fund distributes any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

You can choose from three distribution options: (1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash or by ACH. You can change your distribution option by notifying the Vista Service Center in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the class on which the distributions are paid. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

If a check representing a Fund distribution is not cashed within a specified period, the Vista Service Center will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund or in another Vista fund. If the Vista Service Center does not receive your election, the distribution will be reinvested in the Fund. Similarly, if correspondence sent by the Fund or the Vista Service Center is returned as "undeliverable," distributions will automatically be reinvested in the Fund.

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its income and gains on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

Distributions by the Fund of its tax-exempt interest income will not be subject to federal income tax. Such distributions will generally be subject to state and local taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which the shareholder resides.

All other Fund distributions will be taxable as ordinary income, except that any distributions of net long-term capital gains will be taxable as such, regardless of how long you have held the shares. Distributions will be treated in the same manner for Federal income tax purposes whether received in cash or in shares through the reinvestment of distributions.

Investors should be careful to consider the tax implications of purchasing shares just prior to the next distribution date. Those investors purchasing shares just prior to a distribution will be taxed on the entire amount of the taxable distribution received, even though the net asset value per share on the date of such purchase reflected the amount of such distribution.

Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION
CONCERNING THE FUND

DISTRIBUTION PLANS

The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted Rule 12b-1 distribution plans for Class A and Class B shares which provide that the Fund will pay distribution fees at annual rates of up to 0.25% and 0.75% of the average daily net assets attributable to Class A and Class B shares of the Fund, respectively. Payments under the distribution plans shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class A and Class B shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares maintained in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Some activities intended to promote the sale of Class A and Class B shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other Vista funds.

VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

SHAREHOLDER SERVICING AGENTS
The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Class A or Class B shares of the Fund. These services include assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A and Class B shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

Shareholder servicing agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents.


Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.

ADMINISTRATOR AND SUB-ADMINISTRATOR
Chase act as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets.

VFD provides certain sub- administrative services to the Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at 101 Park Avenue, New York, New York 10178.

CUSTODIAN
Chase acts as custodian and fund accountant for the Fund and receives compensation under an agreement with the Trust. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

EXPENSES
The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

ORGANIZATION AND
DESCRIPTION OF SHARES
The Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.


THE FUND ISSUES MULTIPLE CLASSES OF SHARES. This Prospectus relates to Class A and Class B shares of the Fund. The Fund may offer other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.



The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.



Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.



UNIQUE CHARACTERISTICS OF MASTER/FEEDER
FUND STRUCTURE



Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund is permitted to invest all of its investable assets in a separate registered investment company (a "Portfolio"). In that event, a shareholder's interest in the Fund's underlying investment securities would be indirect. In addition to selling a beneficial interest to the Fund, a Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Portfolio on the same terms and conditions and would pay a proportionate share of such Portfolio's expenses. However, other investors in a Portfolio would not be required to sell their shares at the same public offering price as the Fund, and might bear different levels of ongoing expenses than the

Fund. Shareholders of the Fund should be aware that these differences may result in differences in returns experienced in the different funds that invest in a Portfolio. Such differences in return are also present in other mutual fund structures.



Smaller funds investing in a Portfolio could be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund were to withdraw from a Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio could become less diverse, resulting in increased portfolio risk. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in a Portfolio could have effective voting control of such Portfolio. Under this master/feeder investment approach, whenever the Trust was requested to vote on matters pertaining to a Portfolio, the Trust would hold a meeting of shareholders of the Fund and would cast all of its votes in the same proportion as did the Fund's shareholders. Shares of the Fund for which no voting instructions had been received would be voted in the same proportion as those shares for which voting instructions had been received. Certain changes in a Portfolio's objective, policies or restrictions might require the Trust to withdraw the Fund's interest in such Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Portfolio). The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.



State securities regulations generally would not permit the same individuals who are disinterested Trustees of the Trust to be Trustees of a Portfolio absent the adoption of procedures by a majority of the disinterested Trustees of the Trust reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Fund will not adopt a master/feeder structure under which the disinterested Trustees of the Trust are Trustees of the Portfolio unless the Trustees of the Trust, including a majority of the disinterested Trustees, adopt procedures they believe to be reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.



If the Fund invests all of its investable assets in a Portfolio, investors in the Fund will be able to obtain information about whether investment in the Portfolio might be available through other funds by contacting the Fund at 1-800-622-4273. In the event the Fund adopts a master/feeder structure and invests all of its investable assets in a Portfolio, shareholders of the Fund will be given at least 30 days' prior written notice.


PERFORMANCE INFORMATION

The Fund's investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares, in the manner described in the SAI. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of such class on the last day of that period. "Effective yield" is the "yield" calculated assuming the reinvestment of income earned, and will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment. "Tax equivalent yield" is the yield that a taxable fund would have to generate in order to produce an after-tax yield equivalent to the Fund's yield. The tax equivalent yield of the Fund can then be compared to the yield of a taxable fund. Tax equivalent yields can be quoted on either a "yield" or "effective yield" basis.



"Total return" for the one-, five- and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of Class B shares). Total return may also be presented for other periods or without reflecting sales charges. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if such sales charges were used.


All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                    MAKE THE MOST OF YOUR VISTA PRIVILEGES

The following services are available to you as a Vista mutual fund shareholder.

[bullet] SYSTEMATIC INVESTMENT PLAN--Invest as much as you wish ($100 or more) in the first or third week of any month. The amount will be automatically transferred from your checking or savings account.


[bullet] SYSTEMATIC WITHDRAWAL PLAN--Make regular withdrawals of $50 or more
         ($100 or more for Class B accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts.


[bullet] SYSTEMATIC EXCHANGE--Transfer assets automatically from one Vista account to another on a regular, prearranged basis. There is no additional charge for this service.

[bullet] FREE EXCHANGE PRIVILEGE--Exchange money between Vista funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange.

[bullet] REINSTATEMENT PRIVILEGE--Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

         Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

For more information about any of these services and privileges, call your shareholder servicing agent, investment representative or the Vista Service Center at 1-800-34-VISTA. These privileges are subject to change or termination.

                     (This Page Intentionally Left Blank)

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392


TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036


VISTA [LOGO]
FAMILY OF MUTUAL FUNDS
MANAGED BY CHASE MANHATTAN


P.O. Box 419392
Kansas City, MO 64141-6392


                                                            VTFI-1-1296

                                 [Vista logo]

                                     VISTA
                             FAMILY OF MUTUAL FUNDS
                           MANAGED BY CHASE MANHATTAN

                                  PROSPECTUS
                   VISTA(SM) NEW YORK TAX FREE INCOME FUND
                             CLASS A AND B SHARES

                         INVESTMENT STRATEGY: INCOME

December 27, 1996

This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its December 27, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                 [blank page]

                              TABLE OF CONTENTS

Expense Summary                                                                           4
 The expenses you might pay on your Fund investment, including examples
Financial Highlights                                                                      6
 How the Fund has performed
Fund Objectives                                                                           8
Investment Policies                                                                       8
 The kinds of securities in which the Fund invests, investment policies and techniques, and risks
Management                                                                               15
 Chase Manhattan Bank, the Fund's adviser; Chase Asset Management, the Fund's sub-adviser, and the individuals who manage the Fund
About Your Investment                                                                    15
 Alternative sales arrangements
How to Buy, Sell and Exchange Shares                                                     16
How the Fund Values Its Shares                                                           23
How Distributions Are Made; Tax Information                                              23
 How the Fund distributes its earnings, and tax treatment related to those earnings
Other Information Concerning the Fund                                                    24
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization
Performance Information                                                                  29
 How performance is determined, stated and/or advertised
Make the Most of Your Vista Privileges                                                   30

                               EXPENSE SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

                                                                               Class A      Class B
                                                                                Shares       Shares
                                                                             ------------  ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering
  price)                                                                         4.50%        None
Maximum Deferred Sales Charge
  (as a percentage of the lower of original purchase price or redemption
  proceeds)*                                                                     None         5.00%

ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)
Investment Advisory Fee (after estimated waiver)**                               0.26%        0.26%
12b-1 Fee***                                                                     0.25%        0.75%
Shareholder Servicing Fee (after estimated waiver, where indicated)              0.01%**      0.25%
Other Expenses                                                                   0.38%        0.38%
                                                                             ------------  ------------
Total Fund Operating Expenses (after waiver of fee)**                            0.90%        1.64%
                                                                             ============  ============

EXAMPLES
Your investment of $1,000 would
incur the following expenses,
assuming 5% annual return:                        1 Year      3 Years      5 Years      10 Years
                                                ----------------------- ------------  -------------
Class A Shares+                                     $54         $72         $ 93          $151
Class B Shares:
  Assuming complete redemption at the end of
  the period++ +++                                  $67         $82         $109          $175
 Assuming no redemptions +++                        $17         $52         $ 89          $175

  * The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "How to Buy, Sell and Exchange Shares."

 ** Reflects current waiver arrangements to maintain Total Fund Operating
    Expenses at the levels indicated in the table above. Absent such waivers, the Investment Advisory Fee would be 0.30% for Class A and Class B shares, the Shareholder Servicing Fee would be 0.25% for Class A shares, and Total Fund Operating Expenses would be 1.18% and 1.68% for Class A and Class B shares, respectively.

*** Long-term shareholders in mutual funds with 12b-1 fees, such as Class A and Class B shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

  + Assumes deduction at the time of purchase of the maximum sales charge.

 ++ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.

+++ Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of the ninth year after purchase. See "How to Buy, Sell and Exchange Shares."

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

                             FINANCIAL HIGHLIGHTS

The table set forth below provides selected per share data and ratios for one Class A Share and one Class B Share. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report is included in the Annual Report to Shareholders.

                     VISTA NEW YORK TAX FREE INCOME FUND

                                                                     Class A
                                            ---------------------------------------------------------
                                                 Year ended       11/1/93           Year ended
                                            --------------------- through     -----------------------
                                             8/31/96    8/31/95    8/31/94+    10/31/93    10/31/92
                                            --------- ----------- ----------- ----------- -----------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period         $ 11.47    $  11.30   $  12.27    $  11.18     $ 11.24
                                            --------- ----------- ----------- ----------- -----------
Income from Investment Operations: Net
  Investment Income                            0.555       0.570      0.473       0.592       0.473
 Net Gains or (Losses) in Securities
   (both realized and unrealized)             (0.077)      0.167     (0.688)      1.281       0.274
                                            --------- ----------- ----------- ----------- -----------
 Total from Investment Operations              0.478       0.737     (0.215)      1.873       0.747
Less Distributions: Dividends from Net
  Investment Income                            0.558       0.567      0.472       0.591       0.473
 Distributions from Capital Gains                 --          --      0.283       0.194       0.334
                                            --------- ----------- ----------- ----------- -----------
 Total Distributions                           0.558       0.567      0.755       0.785       0.807
                                            --------- ----------- ----------- ----------- -----------
Net Asset Value, End of Period               $ 11.39    $  11.47   $  11.30    $  12.27     $ 11.18
                                            ========= =========== =========== =========== ===========
Total Return(1)                                 4.20%       6.82%     (1.81%)     17.31%       8.57%
Ratios/Supplemental Data Net Assets,
End of Period (000 omitted)                  $96,102    $104,168   $103,113    $120,809     $48,420
 Ratio of Expenses to Average Net Assets#       0.90%       0.85%      0.76%       0.75%       0.75%
 Ratio of Net Investment Income to
  Average#                                      4.76%       5.11%      4.89%       4.86%       5.74%
 Net Assets Ratio of Expenses with out
  waivers and assumption of expenses to
  Average Net Assets#                           1.27%       1.37%      1.25%       1.11%       1.41%
 Ratio of Net Investment Income without
  waivers and assumption
  of expenses to Average Net Assets#            4.39%       4.59%      4.40%       4.50%       5.08%
Portfolio Turnover Rate                          156%        122%       162%        150%        280%

                             Class A                                        Class B
    ----------------------------------------------------------  ---------------------------------
                      Year ended                     9/4/87*        Year ended        11/4/93**
     ----------------------------------------------    to       --------------------   through
     10/31/91    10/31/90    10/31/89    10/31/88   10/31/87    8/31/96    8/31/95     8/31/94
    ---------------------- ----------- ----------- -----------  --------- ---------  ------------
      $ 10.48    $ 10.60     $ 10.62      $10.08     $10.00     $ 11.41    $ 11.27     $ 12.11
    ---------------------- ----------- ----------- -----------  --------- ---------  ------------
        0.635      0.671       0.739       0.701      0.053       0.469      0.485       0.419
        0.762     (0.100)      0.045       0.590      0.027      (0.086)     0.162      (0.543)
    ---------------------- ----------- ----------- -----------  --------- ---------  ------------
         1.40      0.571       0.784       1.291      0.080       0.383      0.647      (0.124)
        0.635      0.672       0.741       0.751      0.000       0.463      0.507       0.433
        0.000      0.020       0.063       0.000      0.000          --         --       0.283
    ---------------------- ----------- ----------- -----------  --------- ---------  ------------
        0.635      0.692       0.804       0.751      0.000       0.463      0.507       0.716
    ---------------------- ----------- ----------- -----------  --------- ---------  ------------
      $ 11.25    $ 10.48     $ 10.60      $10.62     $10.08     $ 11.33    $ 11.41     $ 11.27
    ====================== =========== =========== ===========  ========= =========  ============
        13.68%      5.56%       7.69%      13.24%      5.41%       3.46%      5.99%      (1.11%)
      $24,062    $20,413     $17,545      $5,557     $  101     $13,657    $10,633     $ 7,234
         0.76%      0.71%       0.20%       0.00%      0.00%       1.65%      1.61%       1.51%
         5.85%      6.34%       6.90%       7.16%      7.49%       4.01%      4.35%       4.28%
         1.71%      1.68%       2.30%       1.50%      1.50%       1.76%      1.87%       1.76%
         4.90%      5.38%       4.81%       5.66%      5.99%       3.90%      4.09%       4.03%
          353%       143%        286%        362%        90%        156%       122%        162%

  * Commencement of operations.

 ** Commencement of offering shares.

  + In 1994 the New York Tax Free Income Fund changed its fiscal year-end from October 31 to August 31.

(1) Total return figures are calculated before taking into account effect of 4.50% sales charge.

  # Short periods have been annualized.

FUND OBJECTIVES

Vista New York Tax Free Income Fund seeks to provide monthly dividends which are excluded from gross income for federal tax purposes and exempt from New York State and New York City personal income taxes, as well as to protect the value of its shareholders' investment. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

INVESTMENT POLICIES

INVESTMENT APPROACH

The Fund invests primarily in New York Municipal Obligations (as defined under "Municipal Obligations"). As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in New York Municipal Obligations the interest on which, in the opinion of bond counsel, does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax and New York State and New York City personal income taxes. For temporary defensive purposes, the Fund may exceed this limitation.

The Fund's investments may include, among other instruments, fixed, variable or floating rate general obligation and revenue bonds, zero coupon securities, inverse floaters and bonds with interest rate caps. The Fund's Municipal Obligations will be rated at least in the category Baa, MIG-3 or VMIG-3 by Moody's Investors Service, Inc. ("Moody's"), or BBB or SP-2 by Standard & Poor's Corporation ("S&P") or BBB or FIN-3 by Fitch Investors Service, Inc. ("Fitch") or comparably rated by another national rating organization, or, if unrated, considered by the Fund's advisers to be of comparable quality.

There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security. The Fund's advisers may adjust the average maturity of the Fund's portfolio based upon their assessment of the relative yields available on securities of different maturities and their expectations of future changes in interest rates.

The Fund is classified as a "non-diversified" fund under federal securities law. The Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified.

For temporary defensive purposes, the Fund may invest without limitation in high quality money market instruments and repurchase agreements, the interest income from which may be taxable to shareholders as ordinary income for federal income tax purposes.

In lieu of investing directly, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

MUNICIPAL OBLIGATIONS

"Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). "New York Municipal Obligations" are Municipal Obligations of the State of New York and its political subdivisions and of Puerto Rico, other U.S. territories and their political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from New York State and New York City personal income taxes. Municipal Obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

The two principal classifications of Municipal Obligations are general obligation and revenue obligation securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue obligation securities, the credit quality of which is directly related to the private user of the facilities.

From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

MUNICIPAL LEASE OBLIGATIONS. The Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Fund may invest contain "non- appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Although "non- appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.

OTHER INVESTMENT PRACTICES

The Fund may also engage in the following investment practices when consistent with the Fund's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.

MONEY MARKET INSTRUMENTS. The Fund may invest in cash or high-quality, short-term money market instruments. Such instruments may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

STAND-BY COMMITMENTS. The Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.

STRIPS AND ZERO COUPON OBLIGATIONS. The Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligations are backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Fund may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax exempt, and the Fund would purchase such instruments based on opinions of bond counsel.

INVERSE FLOATERS AND INTEREST RATE CAPS. The Fund may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates, and will be more volatile in response to interest rates changes than that of a fixed-rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than municipal securities which do not include such a structure.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

DERIVATIVES AND RELATED INSTRUMENTS. The Fund may invest its assets in derivative and related instruments to hedge various market risks or to increase the Fund's income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Fund's obligations. The Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward interest rate contracts; and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Fund is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investment of the Fund. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Fund may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.

PORTFOLIO TURNOVER. The frequency of the Fund's portfolio transactions will vary from year to year. The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for the Fund to qualify as a registered investment company under federal tax law. See "How Distributions are Made; Tax Information" and "Other Information Concerning the Fund-- Certain Regulatory Matters."

LIMITING INVESTMENT RISKS

Specific investment restrictions help the Fund limit investment risks for its shareholders. These restrictions prohibit the Fund from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (b) investing more than 25% of its total assets in any one industry (this would apply to municipal obligations backed only by the assets and revenues of nongovernmental users, but excludes obligations of states, cities, municipalities or other public authorities). A complete description of these and other investment policies is included in the SAI. Except for restriction
(b) above and investment policies designated as fundamental above or in the SAI, the Fund's investment policies (including its objective) are not fundamental. The Trustees may change any non- fundamental investment policy without shareholder approval.

RISK FACTORS

Changes in interest rates may affect the value of the obligations held by the Fund. The value of fixed income securities varies inversely with changes in prevailing interest rates. For a discussion of certain other risks associated with the Fund's additional investment activities, see "Other Investment Practices" and "Municipal Obligations."

Because the Fund will invest primarily in obligations issued by the State of New York and its cities, public authorities and other municipal issuers, the Fund is susceptible to factors affecting the State of New York and its municipal issuers. The State of New York and New York City have a recent history of significant financial and fiscal difficulties. If the State of New York or any of its local government entities is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected. See the SAI for further information.

Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Fund.

The Fund may invest up to 25% of its total assets in Municipal Obligations secured by letters of credit or guarantees from U.S. and foreign banks, and other foreign institutions. The dependence on banking institutions may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in the banking industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Obligations backed by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

Because the Fund is "non- diversified," the value of its shares is more susceptible to developments affecting issuers in which the Fund invests. In addition, more than 25% of the Fund's assets may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory developments, particularly in light of the fact that the issuers in which the Fund invests will generally be located in the State of New York.

MANAGEMENT

THE FUND'S ADVISERS

The Chase Manhattan Bank ("Chase") acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly- owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.30% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.15% of the Fund's average daily net assets. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

Pamela Hunter, Vice President of Chase, has been responsible for the day-to-day management of the Fund since its inception in 1987. Ms. Hunter is part of a team providing fixed income strategy and product development. Ms. Hunter has been employed at Chase (including its predecessors) since 1980.

ABOUT YOUR INVESTMENT

ALTERNATIVE SALES ARRANGEMENTS

CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any sales charges when they are redeemed. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares have lower combined 12b-1 and service fees than Class B shares. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") if redeemed within a specified period after purchase. Class B shares also have higher combined 12b-1 and service fees than Class A shares.

Class B shares automatically convert into Class A shares, based on relative net asset value, at the beginning of the ninth year after purchase. For more information about the conversion of Class B shares, see the SAI. This discussion will include information about how shares acquired through reinvestment of distributions are treated for conversion purposes. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because of the higher combined 12b-1 and service fees. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

Which arrangement is best for you? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge might consider Class B shares. In almost all cases, investors planning to purchase $250,000 or more of the Fund's shares will pay lower aggregate charges and expenses by purchasing Class A shares.

HOW TO BUY, SELL
AND EXCHANGE SHARES

HOW TO BUY SHARES

You can open a Fund account with as little as $2,500 ($1,000 for IRAs, SEP-IRAs and the Systematic Investment Plan) and make additional investments at any time with as little as $100. You can buy Fund shares three ways--through an investment representative, through the Fund's distributor by calling the Vista Service Center, or through the Systematic Investment Plan.

All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, credit cards and cash will not be accepted. The Fund reserves the right to reject any purchase order or cease offering shares for purchase at any time. When purchases are made by check, redemptions will not be allowed until clearance of the purchase check, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through ACH will not be allowed until clearance of your payment, which may take 7 business days or longer.

BUYING SHARES THROUGH THE FUND'S DISTRIBUTOR. Complete and return the enclosed application and your check in the amount you wish to invest to the Vista Service Center.

BUYING SHARES THROUGH SYSTEMATIC INVESTING. You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank checking or savings account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin such a plan at any time by sending a signed letter and a deposit slip or voided check to the Vista Service Center. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

Shares are sold at the public offering price based on the net asset value next determined after the Vista Service Center receives your order in proper form. In most cases, in order to receive that day's public offering price, the Vista Service Center must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price. Orders for shares are accepted by the Fund after funds are converted to federal funds. Orders paid by check and received by 2:00 p.m., Eastern Time will generally be available for the purchase of shares the following business day.

If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your Class A shares unless you request them. Due to the conversion feature of Class B shares, certificates for Class B shares will not be issued and all Class B shares will be held in book entry form.

                                Class A Shares

The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

                                         Sales charge as a
                                          percentage of:
                                   -----------------------------       Amount of sales charge
Amount of transaction at             Offering      Net amount         reallowed to dealers as a
offering price                         Price        invested        percentage of offering price
 --------------------------------- ------------- --------------- -----------------------------------
Under 100,000                          4.50           4.71                      4.00
100,000 but under 250,000              3.75           3.90                      3.25
250,000 but under 500,000              2.50           2.56                      2.25
500,000 but under 1,000,000            2.00           2.04                      1.75

There is no initial sales charge on purchases of Class A shares of $1 million or more.

The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

                                Class B Shares

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the purchase price of shares being redeemed.


Year         1      2       3      4       5       6      7      8+
---------  ------  ------ ------  ------ ------  ------ ------ -------
CDSC         5%     4%      3%     3%      2%      1%     0%      0%


In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares." The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares, and the distributor receives the entire amount of any CDSC you pay.

GENERAL

You may be eligible to buy Class A shares at reduced sales charges. Consult your investment representative or the Vista Service Center for details about Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in the enclosed application and in the SAI. In addition, sales charges will not apply to shares purchased with redemption proceeds received within the prior ninety days from non-Vista mutual funds on which the investor paid a front-end or contingent deferred sales charge.

A participant-directed employee benefit plan participating in a "multi-fund" program approved by the Board of Trustees may include amounts invested in the other mutual funds participating in such program for purposes of determining whether the plan may purchase Class A shares at net asset value. These investments will also be included for purposes of the discount privileges and programs described above.

The Fund may sell Class A shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker- dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Vista fund shares) financial institution trust departments investing an aggregate of $1 million or more in the Vista Family of Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Vista Family of Funds.

No initial sales charge will apply to the purchase of Class A shares of the Fund by an investor seeking to invest the proceeds of a qualified retirement plan where a portion of the plan was invested in the Vista Family of Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate serves as trustee or custodian of the plan or manages some portion of the plan's assets.

Purchases of Class A shares of the Fund may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of Class A shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

Purchases of Class A shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Vista Service Center.

Shareholders of record of any Vista fund as of November 30, 1990 and certain immediate family members may purchase Class A shares of the Fund with no initial sales charge for as long as they continue to own Class A shares of any Vista fund, provided there is no change in account registration. Shareholders of record of any portfolio of The Hanover Funds, Inc. or The Hanover Investment Funds, Inc. as of May 3, 1996 and certain related investors may purchase Class A shares of the Fund with no initial sales charge for as long as they continue to own shares of any Vista fund following this date, provided there is no change in account registration.

The Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company. The CDSC will be waived on redemption of Class B shares arising out of death or disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. The SAI contains additional information about purchasing the Fund's shares at reduced sales charges.

The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker- dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.

Shareholders of other Vista funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

HOW TO SELL SHARES

You can sell your Fund shares any day the New York Stock Exchange is open, either directly to the Fund or through your investment representative. The Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.

SELLING SHARES DIRECTLY TO THE FUND. Send a signed letter of instruction to the Vista Service Center, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form, less any applicable CDSC. In order to receive that day's net asset value, the Vista Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.

The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Fund. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.

The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

SYSTEMATIC WITHDRAWAL. You can make regular withdrawals of $50 or more ($100 or more for Class B accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE. Your investment representative must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Vista Service Center, and may charge you for its services.

INVOLUNTARY REDEMPTION OF ACCOUNTS. The Fund may involuntarily redeem your shares if at such time the aggregate net asset value of the shares in your account is less than $500, or if you purchase through the Systematic Investment Plan and fail to meet the Fund's investment minimum within a twelve month period. In the event of any such redemption, you will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no CDSC will be imposed.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares for shares of the same class of certain other Vista funds at net asset value beginning 15 days after purchase. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. In computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

An exchange of Class B shares into any of the Vista money market funds other than the Class B shares of the Vista Prime Money Market Fund will be treated as a redemption--and therefore subject to the conditions of the CDSC-- and a subsequent purchase. Class B shares of any Vista non-money market fund may be exchanged into the Class B shares of the Vista Prime Money Market Fund in order to continue the aging of the initial purchase of such shares.

For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Shares of certain Vista funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving the Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

REINSTATEMENT PRIVILEGE. Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption). Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

HOW THE FUND
VALUES ITS SHARES

The net asset value of each class of the Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each business day of the Fund, by dividing the net assets of the Fund attributable to that class by the total number of outstanding shares of that class. Values of assets held by the Fund are determined on the basis of their market or other fair value, as described in the SAI.

HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION

The Fund declares dividends daily and distributes any net investment income at least monthly. The Fund distributes any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

You can choose from three distribution options: (1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash or by ACH. You can change your distribution option by notifying the Vista Service Center in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the class on which the distributions are paid. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

If a check representing a Fund distribution is not cashed within a specified period, the Vista Service Center will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund or in another Vista fund. If the Vista Service Center does not receive your election, the distribution will be reinvested in the Fund. Similarly, if correspondence sent by the Fund or the Vista Service Center is returned as "undeliverable," distributions will automatically be reinvested in the Fund.

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its ordinary income and gains on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

Distributions by the Fund of its tax-exempt interest income will not be subject to federal income tax, but generally will be subject to state and local taxes. However, to the extent paid out interest on New York Municipal Obligations, such distributions will also be exempt from New York State and New York City personal income taxes for a New York individual resident shareholder.

All other Fund distributions will be taxable as ordinary income, except that any distributions of net long- term capital gains will be taxable as such, regardless of how long you have held the shares. Distributions will be treated in the same manner for federal income tax purposes whether received in cash or in shares through the reinvestment of distributions.

Investors should be careful to consider the tax implications of purchasing shares just prior to the next distribution date. Those investors purchasing shares just prior to a distribution will be taxed on the entire amount of the taxable distribution received, even though the net asset value per share on the date of such purchase reflected the amount of such distribution.

Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION
CONCERNING THE FUND

DISTRIBUTION PLANS

The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted a Rule 12b-1 distribution plans for Class A and Class B shares which provide that the Fund will pay distribution fees at annual rates of up to 0.25% and 0.75% of the average daily net assets attributable to Class A and Class B shares of the Fund, respectively. Payments under the distribution plans shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class A and Class B shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares maintained in the Fund by customers of these broker-dealers.

Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Some activities intended to promote the sale of Class A and Class B shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other Vista funds.

VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; and occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

SHAREHOLDER
SERVICING AGENTS

The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Class A or Class B shares of the Fund. These services include assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to .25% of the average daily net assets of Class A and Class B shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

Shareholder servicing agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents.

Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholers, since it will be paid by Chase and/or VFD.

ADMINISTRATOR
AND SUB-ADMINISTRATOR

Chase acts as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets.

VFD provides certain sub- administrative services to the Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at 101 Park Avenue, New York, New York 10178.

CUSTODIAN

Chase acts as custodian and fund accountant for the Fund and receives compensation under an agreement with the Trust. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

EXPENSES

The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

ORGANIZATION AND
DESCRIPTION OF SHARES

The Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

THE FUND ISSUES MULTIPLE CLASSES OF SHARES. This Prospectus relates to Class A and Class B shares of the Fund. The Fund may offer other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.

The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

UNIQUE CHARACTERISTICS OF MASTER/FEEDER
FUND STRUCTURE

Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund is permitted to invest all of its investable assets in a separate registered investment company (a "Portfolio"). In that event, a shareholder's interest in the Fund's underlying investment securities would be indirect. In addition to selling a beneficial interest to the Fund, a Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Portfolio on the same terms and conditions and would pay a proportionate share of such Portfolio's expenses. However, other investors in a Portfolio would not be required to sell their shares at the same public offering price as the Fund, and might bear different levels of ongoing expenses than the Fund. Shareholders of the Fund should be aware that these differences may result in differences in returns experienced in the different funds that invest in a Portfolio. Such differences in return are also present in other mutual fund structures.

Smaller funds investing in a Portfolio could be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund were to withdraw from a Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio could become less diverse, resulting in increased portfolio risk. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in a Portfolio could have effective voting control of such Portfolio. Under this master/feeder investment approach, whenever the Trust was requested to vote on matters pertaining to a Portfolio, the Trust would hold a meeting of shareholders of the Fund and would cast all of its votes in the same proportion as did the Fund's shareholders. Shares of the Fund for which no voting instructions had been received would be voted in the same proportion as those shares for which voting instructions had been received. Certain changes in a Portfolio's objective, policies or restrictions might require the Trust to withdraw the Fund's interest in such Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Portfolio). The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

State securities regulations generally would not permit the same individuals who are disinterested Trustees of the Trust to be Trustees of a Portfolio absent the adoption of procedures by a majority of the disinterested Trustees of the Trust reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Fund will not adopt a master/feeder structure under which the disinterested Trustees of the Trust are Trustees of the Portfolio unless the Trustees of the Trust, including a majority of the disinterested Trustees, adopt procedures they believe to be reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.

If the Fund invests all of its investable assets in a Portfolio, investors in the Fund will be able to obtain information about whether investment in the Portfolio might be available through other funds by contacting the Fund at 1-800-622-4273. In the event the Fund adopts a master/feeder structure and invests all of its investable assets in a Portfolio, shareholders of the Fund will be given at least 30 days' prior written notice.

PERFORMANCE INFORMATION

The Fund's investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares, in the manner described in the SAI. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of such class on the last day of that period. "Effective yield" is the "yield" calculated assuming the reinvestment of income earned, and will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment. "Tax equivalent yield "is the yield that a taxable fund would have to generate in order to produce an after-tax yield equivalent to the Fund's yield. The tax equivalent yield of the Fund can then be compared to the yield of a taxable Fund. Tax equivalent yields can be quoted on either a "yield" or "effective yield" basis.

"Total return" for the one-, five- and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of Class B shares). Total return reflects the deduction of the maximum initial sales charge in the case of Class A shares, but does not reflect the deduction of any contingent deferred sales charge in the case of Class B shares. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if such sales charges were used.

All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                    MAKE THE MOST OF YOUR VISTA PRIVILEGES

The following services are available to you as a Vista mutual fund shareholder.

[bullet] SYSTEMATIC INVESTMENT PLAN--Invest as much as you wish ($100 or more) in the first or third week of any month. The amount will be automatically transferred from your checking or savings account.

[bullet] SYSTEMATIC WITHDRAWAL PLAN--Make regular withdrawals of $50 or more ($100 or more for Class B accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts.

[bullet] SYSTEMATIC EXCHANGE--Transfer assets automatically from one Vista account to another on a regular, prearranged basis. There is no additional charge for this service.

[bullet] FREE EXCHANGE PRIVILEGE--Exchange money between Vista funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange.

[bullet] REINSTATEMENT PRIVILEGE--Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

For more information about any of these services and privileges, call your shareholder servicing agent, investment representative or the Vista Service Center at 1-800-34-VISTA. These privileges are subject to change or termination.

                     (This Page Intentionally Left Blank)

[LOT A COVER]

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036


[logo]
VISTA
FAMILY OF MUTUAL FUND
MANAGED BY CHASE MANHATTAN

P.O. Box 419392
Kansas City, MO 64141-6392


                                                                   VNYTF-1-1296X

[LOT C COVER]

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036


[logo]
VISTA
FAMILY OF MUTUAL FUND
MANAGED BY CHASE MANHATTAN

P.O. Box 419392
Kansas City, MO 64141-6392


                                                                     VNYT-1-1296

                                  [VISTA LOGO]

                                   PROSPECTUS
                       VISTA[SM] CALIFORNIA INTERMEDIATE
                             TAX FREE INCOME FUND
                       ---------------------------------
                         Investment Strategy: Income
                       ---------------------------------


December 27, 1996



This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its December 27, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUND ARE SUBJECT TO RISK-- INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

Expense Summary ............................................................   4
 The expenses you might pay on your Fund investment, including examples

Financial Highlights .......................................................   5
 How the Fund has performed

Fund Objective .............................................................   6

Investment Policies ........................................................   6
 The kinds of securities in which the Fund invests, investment policies and techniques, and risks

Management .................................................................  12
 Chase Manhattan Bank, the Fund's adviser; Chase Asset Management, the Fund's sub-adviser, and the individuals who manage the Fund

How to Buy, Sell and Exchange Shares .......................................  13

How the Fund Values Its Shares .............................................  19

How Distributions Are Made; Tax Information ................................  19
 How the Fund distributes its earnings, and tax treatment related to those earnings


Other Information Concerning the Fund ......................................  20
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization



Performance Information ....................................................  23
 How performance is determined, stated and/or advertised



Make the Most of Your Vista Privileges .....................................  25

                                EXPENSE SUMMARY
                                ---------------

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on expenses incurred in the most recent fiscal year. The example shows the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.


SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)                                 4.50%
Maximum Deferred Sales Charge (as a percentage of the
  lower of original purchase price or redemption
  proceeds)                                                     None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee (after estimated waiver)*               0.05%
12b-1 Fee (after estimated waiver) * **                         0.10%
Shareholder Servicing Fee (after estimated waiver)*             0.00%
Other Expenses (after estimated waiver)*                        0.45%
                                                               ------
Total Fund Operating Expenses (after waivers of fees)*          0.60%
                                                               ======


EXAMPLE
Your investment of $1,000 would
incur the following expenses,
assuming 5% annual return:           1 Year    3 Years     5 Years      10 Years
                                     ------    -------     -------      --------
Shares+                               $51         $63         $77         $117


  *Reflects current waiver arrangements to maintain Total Fund Operating
   Expenses at the level indicated in the table above. Absent such waivers, the Investment Advisory Fee, 12b-1 Fee and Shareholder Servicing Fee would be 0.30%, 0.25% and 0.25%, respectively, and Total Fund Operating Expenses would be 1.35%.


 **Long-term shareholders in mutual funds with 12b-1 fees, such as shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

  + Assumes deduction at the time of purchase of the maximum sales charge.

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The example should not be considered a representation of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

                              FINANCIAL HIGHLIGHTS
                              --------------------


The table set forth below provides selected per share data and ratios for one Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report is included in the Annual Report to Shareholders.



              VISTA CALIFORNIA INTERMEDIATE TAX FREE INCOME FUND


                                                             Year ended           11/1/93        7/15/93*
                                                       ----------------------     through        through
                                                       8/31/96       8/31/95      8/31/94+        10/31/93
                                                       --------      --------     ---------     -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                  $   9.89      $  9.69       $  10.30        $ 10.22
                                                       --------      --------     ---------     -----------
 Income From Investment Operations:
  Net Investment Income                                  0.473        0.505          0.320          0.166
  Net Gains or (Losses) in Securities
   (both realized and unrealized)                        0.013        0.200         (0.408)         0.081
                                                       --------      --------     ---------     -----------
  Total from Investment Operations                       0.486        0.705         (0.088)         0.247
                                                       --------      --------     ---------     -----------
 Less Distributions:
  Dividends from Net Investment Income                   0.476        0.505          0.404          0.165
  Distributions from Capital Gains                       0.090          --           0.118             --
                                                       --------      --------     ---------     -----------
  Total distributions                                    0.566        0.505          0.522          0.165
                                                       --------      --------     ---------     -----------
Net Asset Value, End of Period                        $   9.81      $  9.89       $   9.69       $  10.30
                                                       ========      ========     =========     ===========
Total Return (1)                                          5.00%        7.55%        (0.86%)          2.42%
Ratios/Supplemental Data
  Net Assets, End of Period (000 omitted)             $ 28,298      $32,746        $36,264       $ 41,728
 Ratio of Expenses to Average Net Assets#                 0.60%        0.52%          0.52%          0.52%
 Ratio of Net Investment Income to Average
   Net Assets#                                            4.77%        5.24%          4.88%          4.83%
 Ratio of Expenses without waivers and
   assumption of expenses to Average Net Assets#          1.47%        1.40%          1.37%          1.33%
 Ratio of Net Investment Income without waivers
   and assumption of expenses to Average
   Net Assets#                                            3.90%        4.36%          4.03%          4.02%
Portfolio Turnover Rate                                    188%          94%            93%            40%


  * Commencement of offering shares.


  + In 1994 the California Intermediate Tax Free Income Fund changed its fiscal year-end from October 31 to August 31.


(1) Total returns are calculated before taking into account effect of 4.50% sales charge.



  # Short periods have been annualized.

FUND OBJECTIVE
--------------

Vista California Intermediate Tax Free Income Fund seeks to provide current income exempt from federal and California personal income taxes. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

INVESTMENT POLICIES
-------------------

INVESTMENT APPROACH

The Fund invests primarily in California Municipal Obligations (as defined under "Municipal Obligations"). As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in California Municipal Obligations or in securities of territories and political subdivisions of the U.S. Government the interest on which is deemed to be exempt from federal, state and local income taxes. The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in securities which constitute a preference item which would be subject to the alternative minimum tax for noncorporate investors ("AMT Items") or securities the interest on which is subject to federal and California personal income taxes. For temporary defensive purposes, the Fund may exceed this limitation.


The Fund's investments may include, among other instruments, fixed, variable or floating rate general obligation and revenue bonds, zero coupon securities, inverse floaters and bonds with interest rate caps. The Fund's Municipal Obligations will be rated at time of purchase at least in the category Baa, MIG-3 or VMIG-3 by Moody's Investors Service, Inc. ("Moody's"), BBB or SP-3 by Standard & Poor's Corporation ("S&P"), or BBB or FIN-3 by Fitch Investors Service, Inc. ("Fitch") or comparably rated by another national rating organization, or, if unrated, considered by the Fund's advisers to be of comparable quality.


The Fund's investments have an average maturity of 10 years or less. The Fund's advisers may adjust the average maturity of the Fund's portfolio based upon their assessment of the relative yields available on securities of different maturities and their expectations of future changes in interest rates.

The Fund is classified as a "non- diversified" fund under federal securities law. The Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified.

In lieu of investing directly, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.


MUNICIPAL OBLIGATIONS
"Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). "California Municipal Obligations" are obligations of the State of California, its local governments and political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from federal income taxes and California personal income taxes and is not subject to the alternative minimum tax for noncorporate investors. Municipal Obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.


The two principal classifications of Municipal Obligations are general obligation and revenue obligation securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue obligation securities, the credit quality of which is directly related to the private user of the facilities.

From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.


MUNICIPAL LEASE OBLIGATIONS. The Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.



OTHER INVESTMENT PRACTICES
The Fund may also engage in the following investment practices when consistent with the Fund's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.


MONEY MARKET INSTRUMENTS. The Fund may invest in cash or high-quality, short-term money market instruments. Such instruments may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.


STAND-BY COMMITMENTS. The Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.

STRIPS AND ZERO COUPON OBLIGATIONS. The Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligations are backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.


FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Fund may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax exempt and the Fund would purchase such instruments based on opinions of bond counsel.


INVERSE FLOATERS AND INTEREST RATE CAPS. The Fund may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates, and will be more volatile in response to interest rates changes than that of a fixed-rate obligation.

Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than municipal bonds which do not include such a structure.


OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in shares of other investment companies, when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.


DERIVATIVES AND RELATED INSTRUMENTS. The Fund may invest its assets in derivative and related instruments to hedge various market risks or to increase the Fund's income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Fund's obligations. The Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward interest rate contracts; and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.


There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Fund is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investment of the Fund. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Fund may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.

PORTFOLIO TURNOVER. The frequency of the Fund's portfolio transactions will vary from year to year. The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for the Fund to qualify as a registered investment company under federal tax law. See "How Distributions are Made; Tax Information" and "Other Information Concerning the Fund--Certain Regulatory Matters."

LIMITING INVESTMENT RISKS
Specific investment restrictions help the Fund limit investment risks for its shareholders. These restrictions prohibit the Fund from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (b) investing more than 25% of its total assets in any one industry (this would apply to municipal obligations backed only by the assets and revenues of nongovernmental users, but excludes obligations of states, cities, municipalities or other public authorities). A complete description of these and other investment policies is included in the SAI. Except for restriction (b) above and investment policies designated as fundamental above or in the SAI, the Fund's investment policies (including its objective) are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.

RISK FACTORS
Changes in interest rates may affect the value of the obligations held by the Fund. The value of fixed income securities varies inversely with changes in prevailing interest rates. For a discussion of certain other risks associated with the Fund's additional investment activities, see "Other Investment Practices" and "Municipal Obligations."

Because the Fund will invest primarily in obligations issued by the State of California and its cities, public authorities and other municipal issuers, the Fund is susceptible to factors affecting the State of California and its municipal issuers. The State of California and certain California counties have a recent history of significant financial and fiscal difficulties. California's Orange County recently defaulted on certain of its indebtedness. If the State of California or any of its local government entities is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected.
See the SAI for further information.

Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Fund.


The Fund may invest up to 25% of its total assets in Municipal Obligations secured by letters of credit or guarantees from U.S. and foreign banks, and other foreign institutions. The dependence on banking institutions may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in the banking industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.


Obligations backed by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

Because the Fund is "non- diversified," the value of its shares is more susceptible to developments affecting issuers in which the Fund invests. In addition, more than 25% of the Fund's assets may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory developments, particularly in light of the fact that the issuers in which the Fund invests will generally be located in the State of California.

MANAGEMENT
----------

THE FUND'S ADVISERS

The Chase Manhattan Bank ("Chase") acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.30% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.15% of the Fund's average daily net assets. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

Pamela Hunter, Vice President of Chase, has been responsible for the day-to-day management of the Fund since its inception in 1993. Ms. Hunter is part of a team providing fixed income strategy and product development. Ms. Hunter has been employed at Chase (including its predecessors) since 1980.

HOW TO BUY, SELL
AND EXCHANGE SHARES
-------------------

HOW TO BUY SHARES

You can open a Fund account with as little as $2,500 ($1,000 for IRAs, SEP-IRAs and the Systematic Investment Plan) and make additional investments at any time with as little as $100. You can buy Fund shares three ways-through an investment representative, through the Fund's distributor by calling the Vista Service Center, or through the Systematic Investment Plan.

All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, credit cards and cash will not be accepted. The Fund reserves the right to reject any purchase order or cease offering shares for purchase at any time. When purchases are made by check, redemptions will not be allowed until clearance of the purchase check, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through ACH will not be allowed until clearance of your payment, which may take 7 business days or longer.

BUYING SHARES THROUGH THE FUND'S DISTRIBUTOR. Complete and return the enclosed application and your check in the amount you wish to invest to the Vista Service Center.

BUYING SHARES THROUGH SYSTEMATIC INVESTING. You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank checking or savings account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin such a plan at any time by sending a signed letter and a deposit slip or voided check to the Vista Service Center. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.


Shares are sold at the public offering price based on the net asset value next determined after the Vista Service Center receives your order in proper form. In most cases, in order to receive that day's public offering price, the Vista Service Center must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price. Orders for shares are accepted by the Fund after funds are converted to federal funds. Orders paid by check and received by 2:00 p.m., Eastern Time will generally be available for the purchase of shares the following business day.

If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your shares unless you request them.

An investor who purchases shares pays a sales charge at the time of purchase. As a result, shares are not subject to any sales charges when they are redeemed. Certain purchases of shares qualify for reduced sales charges. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."


The public offering price of shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

                                      Sales charge as a
                                       percentage of:
                                   ----------------------
Amount of transaction at                                         Amount of sales charge
offering price($)                  Offering    Net amount       reallowed to dealers as a
                                    Price       invested      percentage of offering price
------------------------           --------    ----------     ----------------------------
Under 100,000                        4.50         4.71                    4.00
100,000 but under 250,000            3.75         3.90                    3.25
250,000 but under 500,000            2.50         2.56                    2.25
500,000 but under 1,000,000          2.00         2.04                    1.75


There is no initial sales charge on purchases of shares of $1 million or more.

The Fund's distributor pays broker-dealers commissions on net sales of shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

GENERAL
You may be eligible to buy shares at reduced sales charges. Consult your investment representative or the Vista Service Center for details about Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in the enclosed application and in the SAI. In addition, sales charges will not apply to shares purchased with redemption proceeds received within the prior ninety days from non-Vista mutual funds on which the investor paid a front-end or contingent deferred sales charge.

A participant-directed employee benefit plan participating in a "multi-fund" program approved by the Board of Trustees may include amounts invested in the other mutual funds participating in such program for purposes of determining whether the plan may purchase shares at net asset value. These investments will also be included for purposes of the discount privileges and programs described above.

The Fund may sell shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Vista fund shares) financial institution trust departments investing an aggregate of $1 million or more in the Vista Family of Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Vista Family of Funds.

No initial sales charge will apply to the purchase of shares of the Fund by an investor seeking to invest the proceeds of a qualified retirement plan where a portion of the plan was invested in the Vista Family of Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate serves as trustee or custodian of the plan or manages some portion of the plan's assets.

Purchases of shares of the Fund may be made with no initial sales charge through an investment adviser or financial planner who charges a fee for its services. Purchases of shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or
(ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may be made for retirement and deferred compensation plans and trusts used to fund those plans.

Purchases of shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Vista Service Center.

Shareholders of record of any Vista fund as of November 30, 1990 and certain immediate family members may purchase shares of the Fund with no initial sales charge for as long as they continue to own Class A shares of any Vista fund, provided there is no change in account registration. Shareholders of record of any portfolio of The Hanover Funds, Inc. or The Hanover Investment Funds, Inc. as of May 3, 1996 and certain related investors may purchase shares of the Fund with no initial sales charge for as long as they continue to own shares of any Vista fund following this date, provided there is no change in account registration.

The Fund may sell shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company. The SAI contains additional information about purchasing the Fund's shares at reduced sales charges.

The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.


For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.


Shareholders of other Vista funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

HOW TO SELL SHARES

You can sell your Fund shares any day the New York Stock Exchange is open, either directly to the Fund or through your investment representative. The Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.

SELLING SHARES DIRECTLY TO THE FUND. Send a signed letter of instruction to the Vista Service Center, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form. In order to receive that day's net asset value, the Vista Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. The Fund usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.

The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service Center of an address change within the preceding 15 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Fund. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.

The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

SYSTEMATIC WITHDRAWAL. You can make regular withdrawals of $50 or more monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE. Your investment representative must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Vista Service Center, and may charge you for its services.

INVOLUNTARY REDEMPTION OF ACCOUNTS. The Fund may involuntarily redeem your shares if at such time the aggregate net asset value of the shares in your account is less than $500 or if you purchase through the Systematic Investment Plan and fail to meet the Fund's investment minimum within a twelve month period. In the event of any such redemption, you will receive at least 60 days notice prior to the redemption.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares for shares of the same class of certain other Vista funds at net asset value beginning 15 days after purchase. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference.

For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment representative or the Vista Service Center for prospectuses of other

Vista funds. Shares of certain Vista funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving the Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

REINSTATEMENT PRIVILEGE. Shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

HOW THE FUND
VALUES ITS SHARES
-----------------

The net asset value of each class of the Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each business day of the Fund, by dividing the net assets of the Fund by the total number of outstanding shares. Values of assets held by the Fund are determined on the basis of their market or other fair value, as described in the SAI.

HOW DISTRIBUTIONS ARE
MADE; TAX INFORMATION
---------------------

The Fund declares dividends daily and distributes any net investment income at least monthly. The Fund distributes any net realized capital gains at lease annually. Distributions from capital gains are made after applying any available capital loss carryovers.

You can choose from three distribution options: (1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash or by ACH. You can change your distribution option by notifying the Vista Service Center in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

If a check representing a Fund distribution is not cashed within a specified period, the Vista Service Center will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund or in another Vista fund. If the Vista Service Center does not receive your election, the distribution will be reinvested in the Fund. Similarly, if correspondence sent by the Fund or the Vista Service Center is returned as "undeliverable," distributions will automatically be reinvested in the Fund.

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its income and gains on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

Distributions by the Fund of its tax-exempt interest income will not be subject to federal income tax, but generally will be subject to state and local taxes. However, to the extent paid out of interest on California Municipal Obligations, such distributions will also be exempt from California personal income taxes for a California individual resident shareholder.

All other Fund distributions will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxable as such, regardless of how long you have held the shares. Distributions will be treated in the same manner for federal income tax purposes whether received in cash or in shares through the reinvestment of distributions.

Investors should be careful to consider the tax implications of purchasing shares just prior to the next distribution date. Those investors purchasing shares just prior to a distribution will be taxed on the entire amount of the taxable distribution received, even though the net asset value per share on the date of such purchase reflected the amount of such distribution.

Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION
CONCERNING THE FUND
-------------------

DISTRIBUTION PLAN

The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS

Group, Inc. and is unaffiliated with Chase. The Trust has adopted a Rule 12b-1 distribution plan which provides that the Fund will pay distribution fees at annual rates of up to 0.25% of the average daily net assets attributable to shares of the Fund. Payments under the distribution plan shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of shares maintained in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Some activities intended to promote the sale of shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's shares may also benefit the Fund's other shares and other Vista funds.

VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and education meetings within and outside the U.S.

SHAREHOLDER
SERVICING AGENTS

The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own shares of the Fund. These services include assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

Shareholder servicing agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as shareholder servicing agents.

Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.

ADMINISTRATOR AND
SUB-ADMINISTRATOR

Chase acts as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets.

VFD provides certain sub-administrative services to the Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at 101 Park Avenue, New York, New York 10178.

CUSTODIAN

Chase acts as custodian and fund accountant for the Fund and receives compensation under an agreement with the Trust. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

EXPENSES

The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

ORGANIZATION AND
DESCRIPTION OF SHARES

The Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted.

This Prospectus relates to shares of the Fund. The Fund may offer other classes of shares in addition to this class. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.

The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.


Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


PERFORMANCE
INFORMATION
-----------

The Fund's investment performance may from time to time be included in advertisements about the Fund. "Yield" is calculated by dividing the annualized net investment income calculated pursuant to federal rules per share during a recent 30-day period by the maximum public offering price per share of such class on the last day of that period. "Effective yield" is the "yield" calculated assuming the reinvestment of income earned, and will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment. "Tax equivalent yield "is the yield that a taxable fund would have to generate in order to produce an after-tax yield equivalent to the Fund's yield. The tax equivalent yield of the Fund can then be compared to the yield of a taxable fund. Tax equivalent yields can be quoted on either a "yield" or "effective yield" basis.


"Total return" for the one-, five- and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price. Total return may also be presented for other periods or without reflecting sales charges. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if such sales charges were used.


All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                    MAKE THE MOST OF YOUR VISTA PRIVILEGES
                    --------------------------------------


The following services are available to you as a Vista mutual fund shareholder. SYSTEMATIC INVESTMENT PLAN--Invest as much as you wish ($100 or more) in the first or third week of any month. The amount will be automatically transferred from your checking or savings account.


SYSTEMATIC WITHDRAWAL PLAN--Make regular withdrawals of $50 or more monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan.


SYSTEMATIC EXCHANGE--Transfer assets automatically from one Vista account to another on a regular, prearranged basis. There is no additional charge for this service.

FREE EXCHANGE PRIVILEGE--Exchange money between Vista funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange. REINSTATEMENT PRIVILEGE--Shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

For more information about any of these services and privileges, call your shareholder servicing agent, investment representative or the Vista Service Center at 1-800-34-VISTA. These privileges are subject to change or termination.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[VISTA LOGO]

P.O. Box 419392
Kansas City, MO 64141-6392



                                                                     VCI-1-1296X

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST SYSTEMS, INC.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[VISTA LOGO]

P.O. Box 419392
Kansas City, MO 64141-6392


                                                                      VCI-1-1296

                                  (VISTA LOGO)

                                   PROSPECTUS
                           VISTA TAX FREE INCOME FUND
                                     Class A


                           ---------------------------

                           INVESTMENT STRATEGY: INCOME

                           ---------------------------
                                                             December 27, 1996



This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its December 27, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call Chase Global Funds Services Company at 1-800-344-3092. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

Expense Summary ...................................................................     3
  The expenses you might pay on your Fund investment, including examples

Financial Highlights ..............................................................     4
  How the Fund has performed

Fund Objectives ...................................................................     6

Investment Policies ...............................................................     6
  The kinds of securities in which the Fund invests, investment policies and techniques, and risks

Management ........................................................................    12
Chase Manhattan Bank, the Fund's adviser; Chase Asset Management, the Fund's sub-adviser, and the individuals who manage the Fund

About Your Investment .............................................................    13
  Alternative sales arrangements

How to Buy, Sell and Exchange Shares ..............................................    13

How the Fund Values its Shares ....................................................    20

How Distributions Are Made; Tax Information .......................................    20
  How the Fund distributes its earnings, and tax treatment related to those earnings

Other Information Concerning the Fund .............................................    22
Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization

Performance Information ...........................................................    25
  How performance is determined, stated and/or advertised


                                EXPENSE SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.


                                                                        Class A
                                                                         Shares
                                                                        -------
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price) ................................    4.50%
Maximum Deferred Sales Charge (as a percentage of the lower
of original purchase price or redemption proceeds) ...................    None

Annual Fund Operating Expenses
 (as a percentage of average net assets)
Investment Advisory Fee (after estimated waiver)* ....................    0.15%
12b-1 Fee** ..........................................................    0.25%
Shareholder Servicing Fee (after estimated waiver, where indicated) ..    0.01%*
Other Expenses .......................................................    0.49%
                                                                          -----
Total Fund Operating Expenses (after waiver of fee)* .................    0.90%
                                                                          =====

Examples

Your investment of $1,000 would
incur the following expenses,
assuming 5% annual return:             1 Year   3 Years    5 Years    10 Years
                                       ------   -------    -------    ---------
Class A Shares+ ....................    $54       $72       $93         $151



 *Reflects current waiver arrangements to maintain Total Fund Operating
  Expenses at the levels indicated in the table above. Absent such waivers, the Investment Advisory Fee would be 0.30%, the Shareholder Servicing Fee would be 0.25%, and Total Fund Operating Expenses would be 1.29%.

**Long-term shareholders in mutual funds with 12b-1 fees, such as Class A shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
 +Assumes deduction at the time of purchase of the maximum sales charge.


The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.



Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

                             FINANCIAL HIGHLIGHTS



The table set forth below provides selected per share data and ratios for one Class A Share. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information in the table below, have been audited by Price Waterhouse LLP, independent accountants, located at 1177 Avenue of the Americas, New York, New York 10036, whose report is included in the Annual Report to Shareholders.



                          VISTA TAX FREE INCOME FUND
--------------------------------------------------------------------------------

                                                                                Class A
                                                    -------------------------------------------------------------
                                                                                                  Year ended
                                                                                             --------------------
                                                     Year          Year        11/1/93
                                                     ended         ended       through
                                                    8/31/96       8/31/95      8/31/94+      10/31/92   10/31/92
                                                    -------       -------      -------       --------   ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                $ 11.85       $ 11.70      $ 12.70       $ 11.52      $ 11.12
                                                    -------       -------      -------       -------      -------

Income from Investment Operations:
  Net Investment Income                               0.580         0.585        0.475         0.662        0.731
  Net Gains or (Losses) in Securities
   (both realized and unrealized)                    (0.007)        0.147       (0.847)        1.412        0.556
                                                    -------       -------      -------       -------      -------

Total from Investment Operations                      0.573         0.573       (0.372)        2.074        1.287
                                                    -------       -------      -------       -------      -------

Less Distributions:
  Dividends from net investment income                0.583         0.582        0.475         0.662        0.731
  Distributions from capital gains                       --            --        0.153         0.237        0.156
                                                    -------       -------      -------       -------      -------
Total Distributions                                   0.583         0.582        0.628         0.899        0.887
                                                    -------       -------      -------       -------      -------

Net Asset Value, End of Period                      $ 11.84       $ 11.85      $ 11.70       $ 12.70      $ 11.52
                                                    =======       =======      =======       =======      =======

Total Return (1)                                       4.88%         6.53%       (2.99%)       18.72%       11.99%

Ratios/Supplemental Data
  Net Assets, End of Period (000 omitted)           $70,480       $88,783      $98,054       $83,672      $17,548
  Ratio of Expenses to Average Net Assets              0.90%         0.85%        0.58%#        0.23%        0.00%
  Ratio of Net Investment Income to
    Average Net Assets                                 4.83%         5.07%        4.75%#        5.25%        6.26%
  Ratio of Expenses without waivers and
    assumption of expenses to
    Average Net Assets                                 1.46%         1.47%        1.29%#        1.20%        2.34%

  Ratio of Net Investment Income
    without waivers and assumption of
    expenses to Average Net Assets                     4.27%         4.45%        4.03%#        4.28%        3.92%

Portfolio Turnover Rate                                 210%          233%         258%          149%         266%

                                                                              Class A
                                                   --------------------------------------------------------------
                                                                                                          9/4/87*
                                                   -------------------------------------------------        to
                                                   10/31/91      10/31/90     10/31/89      10/31/88     10/31/87
                                                   --------      --------     --------      --------     --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                $ 10.43       $ 10.58      $ 10.63       $ 10.08      $ 10.00
                                                    -------       -------      -------       -------      -------

Income from Investment Operations:
  Net Investment Income                               0.727         0.723        0.756         0.738        0.059
  Net Gains or (Losses) in Securities
   (both realized and unrealized)                     0.693        (0.094)       0.006         0.603        0.021

Total from Investment Operations                      1.420         0.629        0.762         1.341        0.080
                                                    -------       -------      -------       -------      -------
Less Distributions:
  Dividends from net investment income                0.726         0.726        0.759         0.791           --
  Distributions from capital gains                       --         0.055        0.053            --           --
                                                    -------       -------      -------       -------      -------
Total Distributions                                   0.726         0.781        0.812         0.791           --
                                                    -------       -------      -------       -------      -------
Net Asset Value, End of Period                      $ 11.12       $ 10.43      $ 10.58       $ 10.63      $ 10.08
                                                    =======       =======      =======       =======      =======

Total Return (1)                                      13.98%         6.18%        7.48%        13.83%        5.41%

Ratios/Supplemental Data
  Net Assets, End of Period (000 omitted)           $ 5,425       $ 3,973      $ 3,196       $ 1,197      $   101
  Ratio of Expenses to Average Net Assets              0.04%         0.12%        0.00%         0.00%        0.00%#
  Ratio of Net Investment Income to
    Average Net Assets                                 6.71%         6.86%        7.06%         7.50%        7.35%#
  Ratio of Expenses without waivers and
    assumption of expenses to
    Average Net Assets                                 4.04%         2.50%        2.50%         2.00%        2.00%#

  Ratio of Net Investment Income
    without waivers and assumption of
    expenses to average Net Assets                     2.71%         4.48%        4.56%         5.50%        5.35%#

Portfolio Turnover Rate                                 211%           89%         157%          422%          94%


----------
* Commencement of operations.


+ In 1994 the Tax Free Income Fund changed its fiscal year-end from October 31 to August 31.


(1) Total returns are calculated before taking into account effect of 4.50% sales charge.



# Short periods less than one year have been annualized.



                                      4 & 5

FUND OBJECTIVES

Vista Tax Free Income Fund seeks to provide monthly dividends which are excluded from gross income for federal tax purposes, as well as to protect the value of its shareholders' investment, by investing primarily (i.e., at least 80% of its assets under normal conditions) in Municipal Obligations. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

INVESTMENT POLICIES

Investment Approach

The Fund invests primarily in Municipal Obligations (as defined under "Municipal Obligations"). As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation.

The Fund's investments may include, among other instruments, fixed, variable or floating rate general obligation and revenue bonds, zero coupon securities, inverse floaters and bonds with interest rate caps. The Fund's Municipal Obligations will be rated at time of purchase at least in the category Baa, MIG-3 or VMIG-3 by Moody's Investors Service, Inc. ("Moody's"), or BBB or SP-2 by Standard & Poor's Corporation ("S&P"), or BBB or FIN-3 by Fitch Investors Service, Inc. ("Fitch") or comparably rated by another national rating organization, or, if unrated, considered by the Fund's advisers to be of comparable quality.

There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security. The Fund's advisers may adjust the average maturity of the Fund's portfolio based upon their assessment of the relative yields available on securities of different maturities and their expectations of future changes in interest rates.

The Fund is classified as a "non- diversified" fund under federal securities law. The Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified.

For temporary defensive purposes, the Fund may invest without limitation in high quality money market instruments and repurchase agreements, the interest income from which may be taxable to shareholders as ordinary income for federal income tax purposes.

In lieu of investing directly, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

Municipal Obligations

"Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

The two principal classifications of Municipal Obligations are general obligation and revenue obligation securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue obligation securities, the credit quality of which is directly related to the private user of the facilities.

From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

Municipal Lease
Obligations.

The Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.

OTHER INVESTMENT PRACTICES

The Fund may also engage in the following investment practices when consistent with the Fund's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.

Money Market Instruments. The Fund may invest in cash or high-quality, short-term money market instruments. Such instruments may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.


U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Repurchase Agreements and Forward Commitments. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

Borrowings and Reverse Repurchase Agreements. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.


Stand-By Commitments. The Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.

STRIPS AND ZERO COUPON OBLIGATIONS. The Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligations are backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Fund may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax exempt, and the Fund would purchase such instruments based on opinions of bond counsel.


INVERSE FLOATERS AND INTEREST RATE CAPS. The Fund may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates, and will be more volatile in response to interest rates changes than that of a fixed-rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than municipal securities which do not include such a structure.


OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.


DERIVATIVES AND RELATED INSTRUMENTS. The Fund may invest its assets in derivative and related instruments to hedge various market risks or to increase the Fund's income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Fund's obligations. The Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward interest rate contracts; and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.


There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Fund is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investment of the Fund. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Fund may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.

PORTFOLIO TURNOVER. The frequency of the Fund's portfolio transactions will vary from year to year. The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for the Fund to qualify as a registered investment company under federal tax law. See "How Distributions are Made; Tax Information" and "Other Information Concerning the Fund--Certain Regulatory Matters."

LIMITING INVESTMENT RISKS

Specific investment restrictions help the Fund limit investment risks for its shareholders. These restrictions prohibit the Fund from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (b) investing more than 25% of its total assets in any one industry (this would apply to municipal obligations backed only by the assets and revenues of nongovernmental users, but excludes obligations of states, cities, municipalities or other public authorities). A complete description of these and other investment policies is included in the SAI. Except for the Fund's investment objective, restriction (b) above and investment policies designated as fundamental above or in the SAI, the Fund's investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.


RISK FACTORS

Changes in interest rates may affect the value of the obligations held by the Fund. The value of fixed income securities varies inversely with changes in prevailing interest rates. For a discussion of certain other risks associated with the Fund's additional investment activities, see "Other Investment Practices" and "Municipal Obligations."

Because the Fund will invest primarily in obligations issued by states, cities, public authorities and other municipal issuers, the Fund is susceptible to factors affecting such states and their municipal issuers. A number of municipal issuers have a recent history of significant financial and fiscal difficulties. If an issuer in which the Fund invests is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected. See the SAI for further information.

Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Fund.


The Fund may invest up to 25% of its total assets in Municipal Obligations secured by letters of credit or guarantees from U.S. and foreign banks, and other foreign institutions. The dependence on banking institutions may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in the banking industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Obligations backed by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

Because the Fund is "non-diversified," the value of its shares is more susceptible to developments affecting issuers in which the Fund invests. In addition, more than 25% of the Fund's assets may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory developments.

MANAGEMENT

The Fund's Advisers

The Chase Manhattan Bank ("Chase") acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.30% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.15% of the Fund's average daily net assets. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

Pamela Hunter, Vice President of Chase, has been responsible for the day-to-day management of the Fund since its inception in 1987. Ms. Hunter is part of a team providing fixed income strategy and product development. Ms. Hunter has been employed at Chase (including its predecessors) since 1980.

ABOUT YOUR INVESTMENT

CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any sales charges when they are redeemed. Certain purchases of Class A shares qualify for reduced sales charges. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

HOW TO BUY, SELL
AND EXCHANGE SHARES


PURCHASE OF SHARES

The minimum initial investment by a shareholder is $2,500, including IRAs and Keoghs. There is no minimum for additional investments. The Fund reserves the right, in its sole discretion, to reject any purchase order or cease offering shares for purchase at any time. No share certificates will be issued unless requested in writing. Subscriptions for shares are subject to acceptance by the Fund and are not binding until accepted.


Purchase by Mail: Shares of the Fund may be purchased by sending a completed Application (included with this Prospectus or obtainable from the Fund) to Gintel Group, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798, accompanied by a check payable to "Gintel Group" in payment for the shares. Applications sent to the Fund will be forwarded to Chase Global Funds Services Company and will not be effective until received by Chase Global Funds Services Company. Special forms are required for IRA and Keogh subscriptions and may be obtained by contacting the Fund. When purchases are made by check, redemptions will not be allowed until clearance of the purchase check, which may take 15 calendar days or longer. In addition, the redemption or shares purchased through ACH will not be allowed until clearance of the payment, which may take 7 business days or longer. In the event a check used to pay for shares is not honored by a bank, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by the Fund.

Purchase by Exchange: Shares of the Fund may be exchanged for shares of any other fund within the Gintel Group, to the extent such shares are offered for sale in the investor's state of residence. Before any exchange, an investor must obtain and should carefully review a copy of the current prospectus of the fund into which he or she wishes to exchange and should retain such copy for future reference. When opening an account by exchange, the new account must be established with the same name(s), address, and tax identification number as the other account and must meet that fund's minimum initial investment and other eligibility requirements. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. If an investor wishes to use the exchange feature, he or she should consult his or her investment representative or Chase Global Funds Services Company to determine if the feature is available and whether any other conditions are imposed on its use. The discussion of the exchange feature in this Prospectus supersedes the discussion of the exchange privileges in the SAI for investors purchasing shares through the Gintel Group. Purchase by exchange may be executed by either mail or telephone but in every instance must comply with the purchase and redemption procedures set forth in the Prospectus. Neither Chase Global Funds Services Company nor the Fund will be liable for acting upon such instructions, regardless of the authority or absence thereof of the person giving the instructions, or for any loss, expense, or cost arising out of any exchange by telephone, whether or not properly authorized and directed. An investor will bear the risk of loss. The staff of the Securities and Exchange Commission is currently examining whether such responsibilities may be disclaimed. The accuracy of telephone transactions should be verified immediately upon the receipt of confirmation statement.

Purchase by Wire: Investors may purchase shares by wire by first telephoning Chase Global Funds Services Company at 1-800-344- 3092 for instructions and wire control number and subsequently wiring Federal funds and registration instructions to:

                            The Chase Manhattan Bank
                               New York, NY 10003
                                ABA# 0210-0002-1
                             F/B/O The Gintel Group
                              Acct. # 910-2-732980
                            Ref: Tax Free Income Fund
                                 Account Number
                            ------------------------
                                  Account Name:
                            ------------------------

Purchase by Automatic Investment: Investors may purchase shares on a regular basis, (the first, the fifteenth, or the first and fifteenth of each month), by automatically transferring a specified dollar amount ($100 minimum) from their regular checking or NOW account to their specified Gintel Group Account. Special forms are required for this automatic investment plan and may be obtained by contacting the Fund. Existing shareholders may begin the plan at any time by sending a signed letter with signature guarantee and a deposit slip or voided check.

ADDITIONAL INVESTMENTS

An investor may add to his or her account by purchasing additional shares of the same class of the Fund's shares by mailing a check to the Gintel Group (payable to "Gintel Group") at its address set forth above under "Purchases by Mail" or by wiring funds to the Fund's custodian using the procedures set forth above under "Purchases by Wire." It is important that the account number, account name and the Fund and class of shares to be purchased are specified on the check or wire to ensure proper crediting to the investor's account.

PROCESSING OF PURCHASE ORDERS

Shares are sold at the public offering price based on the net asset value next determined after the Fund's distributor receives an order in proper form. In most cases, in order for an investor to receive that day's public offering price, Chase Global Funds Services Company must generally receive the purchase order prior to the close of regular trading on the New York Stock Exchange. If an investor buys shares through his or her investment representative, the representative must have received the order before the close of regular trading on the New York Stock Exchange in order to receive that day's public offering price. Orders for shares are accepted by the Fund after funds are converted to Federal Funds. Orders paid by check and received before 2:00 p.m. will generally be available for the purchase of shares the following Fund Business Day.

Confirmed purchases will be done only at the discretion of the Investment
Advisor.

Purchase of shares of the Fund may also be made through registered securities dealers who have entered into selected dealer agreements with the Distributor. A dealer who agrees to process an order on behalf of an investor may charge the investor a fee for this service.

The offering price of each Fund share is the net asset value per share next computed after the subscriber's application is received by Chase Global Funds Services Company. The net asset value per share is determined by dividing the market value of the Fund's securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund's shares outstanding. The Fund will determine net asset value of its shares on each "Fund Business Day", which is any day the New York Stock Exchange is open for business exclusive of national holidays.

All ordinary income dividends and capital gains distributions are automatically reinvested at net asset value unless the Chase Global Funds Services Company receives written notice from a shareholder at least 30 days prior to the record date requesting that the distributions and dividends be distributed to the investor in cash.

CLASS A SHARES

The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

                                   Sales charge as a
                                     percentage of:
                                   --------------------   reallowed to dealers as a
Amount of transaction at         Offering    Net amount    reallowed to dealers as a
offering price($)                 Price        price      percentage of offering price
-------------------------------  --------    ----------  ------------------------------
Under 100,000 .................    4.50         4.71                4.00
100,000 but under 250,000......    3.75         3.90                3.25
250,000 but under 500,000 .....    2.50         2.56                2.25
500,000 but under 1,000,000 ...    2.00         2.04                1.75


There is no initial sales charge on purchases of Class A shares of $1 million or more.

The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

GENERAL

You may be eligible to buy Class A shares at reduced sales charges. Consult your investment representative or Chase Global Funds Services Company for details about Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in the enclosed application and in the SAI. In addition, sales charges will not apply to shares purchased with redemption proceeds received within the prior ninety days from non-Vista mutual funds on which the investor paid a front-end or contingent deferred sales charge.

A participant-directed employee benefit plan participating in a "multi-fund" program approved by the Board of Trustees may include amounts invested in the other mutual funds participating in such program for purposes of determining whether the plan may purchase Class A shares at net asset value. These investments will also be included for purposes of the discount privileges and programs described above.

The Fund may sell Class A shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker- dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Vista fund shares) financial institution trust departments investing an aggregate of $1 million or more in the Vista Family of Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Vista Family of Funds.

No initial sales charge will apply to the purchase of Class A shares of the Fund by an investor seeking to invest the proceeds of a qualified retirement plan where a portion of the plan was invested in the Vista Family of Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate serves as trustee or custodian of the plan or manages some portion of the plan's assets.



Purchases of Class A shares of the Fund may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of Class A shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.


Purchases of Class A shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor.

The Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company.

The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

REDEMPTION OF SHARES

Upon receipt by Chase Global Funds Services Company of a request in proper form, the Fund will redeem shares at its next determined net asset value. There is no assurance that the net asset value received upon redemption will be greater than that paid by a shareholder upon purchase. The Fund will forward redemption payments only on shares for which it has collected payment.

Redemption by Mail: Shares may be redeemed by sending a written redemption request to Gintel Group, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Any written request sent to the Fund will be forwarded to Chase Global Funds Services Company and the effective date of the redemption request will be when the request is received in proper form by Chase Global Funds Services Company. The redemption value of each Fund share is the net asset value per share next computed after the redemption request is received in proper form. In order to receive that day's net asset value, Chase Global Funds Services Company must receive an investor's request before the close of regular trading on the New York Stock Exchange. Where share certificates have been issued, a shareholder must endorse the certificates and include them in the redemption request. "Proper form" means that the request for redemption must include the following:

1. A letter of instruction specifying the Fund name, the account number, and the number of shares or the dollar amount to be redeemed and signed by all registered owners exactly as their names appear on the account.

2. Signatures must be guaranteed by an eligible guarantor institution as described in Rule 17Ad-15 under the Securities and Exchange Act of 1934. Such institutions include banks, brokers, securities dealers, credit unions, securities exchanges, clearing agencies and savings associations. On and after August 24, 1992, the eligible guarantor institution must be a participant in a recognized signature guarantee program such as the STAMP program of the Securities Transfer Association. Until August 24, 1992, eligible guarantor institutions previously approved by Chase Global Funds Services Company (commercial banks and members of domestic stock exchanges) will continue to be approved. Eligible guarantor institutions not previously approved by Chase Global Funds Services Company and not yet members of a recognized signature guarantee program, must make application to that company. For complete information or a copy of Chase Global Funds Services Company's signature guarantee Standards, Procedures and Guidelines, please contact the Transfer Agent at (800) 344-3092. A notary public is not an acceptable guarantor.

3. Other supporting legal documents, if required, in the case of estates, trusts, guardianships, corporations, pension and profit sharing plans and other organizations. Shareholders should contact Chase Global Funds Services Company,
(800) 344- 3092, to obtain further information on the specific documentation required.

Payment will be made for redeemed shares as soon as practicable, but generally no later than five business days after proper receipt of redemption notification. Payment will be made by check, unless a shareholder arranges for the proceeds of redemption requests to be sent by Federal fund wire to a designated bank account, in which case a wire charge (currently $8.00 per wire) will be deducted from the account. Shareholders should contact Chase Global Funds Services Company, (800) 344- 3092, to obtain further information on this service and the related charges.

Redemption by Telephone: Shareholders who authorize telephone redemptions in the Application may redeem shares by telephone instructions to Chase Global Funds Services Company which will wire or mail the proceeds of redemptions to the bank and bank account number specified in the Application or mail the proceeds to the address of record, except that telephone redemptions of less than $1000 will be mailed. Redemptions of $1000 or more will be charged a wire fee (currently $8.00 per wire) which will be deducted from the account. Any change in the bank account specified in the Application must be made in writing with a signature guarantee as described above for redemptions by mail. If an investor selects a telephone redemption privilege, the investor authorizes Chase Global Funds Services Company to act on telephone instructions from any person representing himself or herself to be the investor or the investor's investment representative and reasonably believed by Chase Global Funds Services Company to be genuine. The Fund will require Chase Global Funds Services Company to employ reasonable procedures, such as requiring a form of personal identification, to confirm that the instructions are genuine and, if it does not follow such procedures, the Fund may be liable for losses due to unauthorized or fraudulent requests. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents nor Chase Global Funds Services Company will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult Chase Global Funds Services Center at (800)-344-3092. The telephone redemption privilege may be modified or terminated without notice.


Automatic Redemptions: A shareholder who owns shares of the Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. The Shareholder may request a declining balance withdrawal, a fixed dollar withdrawal, a fixed share withdrawal, or a fixed percentage withdrawal (based on the current value of the account) on a monthly, quarterly, semiannual or annual basis. When a shareholder reaches age 59-1/2 and begins to receive distributions from an IRA or other retirement plan invested in the Fund, the shareholder can arrange to have a regular monthly or quarterly redemptions made under Systematic Withdrawal Plan. In this case it is not necessary for the account value to be $10,000 or more. Further Information on establishing a Systematic Withdrawal Plan may be obtained by calling the Fund.

PROCESSING OF REDEMPTION ORDERS

The Fund generally sends payment for an investor's shares on the business day after the investor's request is received in proper form, assuming that the Fund has collected payment of the purchase price of such investor's shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.

Sales of shares of the Fund may also be made through registered securities dealers who have entered into selected dealer agreements with the Distributor. A dealer who agrees to process an order on behalf of an investor may charge the investor a fee for this service.

With the exception of IRA or Keogh accounts, the Fund reserves the right to close an investor's account if the account has dropped below $500 in value for a period of three months or longer other than as a result of a decline in the net asset value per share or if an investor purchases through an automatic investment plan and fails to meet the Fund's investment minimum within a twelve-month period. Shareholders are notified at least 60 days prior to any proposed redemption and invited to add to their account if they wish to continue as a shareholder of the Fund; however the Fund does not presently contemplate making such redemptions.

Confirmed redemptions will be done only at the discretion of the Investment Advisor.

HOW THE FUND VALUES ITS SHARES

The net asset value of each class of the Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each business day of the Fund, by dividing the net assets of the Fund attributable to that class by the total number of outstanding shares of that class. Values of assets held by the Fund are determined on the basis of their market or other fair value, as described in the SAI.

HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION

The Fund declares dividends daily and distributes any net investment income at least monthly. The Fund distributes any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

You can choose from three distribution options: (1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash or by ACH. You can change your distribution option by notifying Chase Global Funds Services Company in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the class on which the distributions are paid. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

If a check representing a Fund distribution is not cashed within a specified period, Chase Global Funds Services Company will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund. If Chase Global Funds Services Company does not receive your election, the distribution will be reinvested in the Fund. Similarly, if correspondence sent by the Fund or Chase Global Funds Services Company is returned as "undeliverable," distributions will automatically be reinvested in the Fund.

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its income and gains on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

Distributions by the Fund of its tax-exempt interest income will not be subject to federal income tax. Such distributions will generally be subject to state and local taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which the shareholder resides.

All other Fund distributions will be taxable as ordinary income, except that any distributions of net long- term capital gains will be taxable as such, regardless of how long you have held the shares. Distributions will be treated in the same manner for Federal income tax purposes whether received in cash or in shares through the reinvestment of distributions.

Investors should be careful to consider the tax implications of purchasing shares just prior to the next distribution date. Those investors purchasing shares just prior to a distribution will be taxed on the entire amount of the taxable distribution received, even though the net asset value per share on the date of such purchase reflected the amount of such distribution.

Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION CONCERNING THE FUND

DISTRIBUTION PLAN

The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted Rule 12b-1 distribution plans for Class A shares which provide that the Fund will pay distribution fees at annual rates of up to 0.25% and 0.75% of the average daily net assets attributable to Class A shares of the Fund, respectively. Payments under the distribution plans shall be used to compensate or reimburse the Fund's distributor and broker- dealers for services provided and expenses incurred in connection with the sale of Class A Shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Some activities intended to promote the sale of Class A shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Class A shares may also benefit the Fund's other shares and other Vista funds.

VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater or entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

SHAREHOLDER SERVICING AGENTS

The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Class A shares of the Fund. These services include assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.



Shareholder servicing agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents. For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.


Chase may from time to time, at its own expense, provide compensation to certain selected dealers for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such selected dealers. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase.

ADMINISTRATOR AND SUB-ADMINISTRATOR

Chase act as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets.

VFD provides certain sub- administrative services to the Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at 101 Park Avenue, New York, New York 10178.

Custodian

Chase acts as custodian and fund accountant for the Fund and receives compensation under an agreement with the Trust. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

DST Systems, Inc. located at 210 W. 10th Street, Kansas City, MO 64105 serves as the Fund's transfer agent and dividend paying agent.

EXPENSES

The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

ORGANIZATION AND DESCRIPTION OF SHARES

The Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

THE FUND ISSUES MULTIPLE CLASSES OF SHARES. This Prospectus relates to Class A shares of the Fund. The Fund may offer other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800- 344-3092 to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.


The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.



Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.



UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND STRUCTURE

Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund is permitted to invest all of its investable assets in a separate registered investment company (a "Portfolio"). In that event, a shareholder's interest in the Fund's underlying investment securities would be indirect. In addition to selling a beneficial interest to the Fund, a Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Portfolio on the same terms and conditions and would pay a proportionate share of such Portfolio's expenses. However, other investors in a Portfolio would not be required to sell their shares at the same public offering price as the Fund, and might bear different levels of ongoing expenses than the Fund. Shareholders of the Fund should be aware that these differences may result in differences in returns experienced in the different funds that invest in a Portfolio. Such differences in return are also present in other mutual fund structures.



Smaller funds investing in a Portfolio could be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund were to withdraw from a Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns.

Additionally, the Portfolio could become less diverse, resulting in increased portfolio risk. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in a Portfolio could have effective voting control of such Portfolio. Under this master/feeder investment approach, whenever the Trust was requested to vote on matters pertaining to a Portfolio, the Trust would hold a meeting of shareholders of the Fund and would cast all of its votes in the same proportion as did the Fund's shareholders. Shares of the Fund for which no voting instructions had been received would be voted in the same proportion as those shares for which voting instructions had been received. Certain changes in a Portfolio's objective, policies or restrictions might require the Trust to withdraw the Fund's interest in such Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Portfolio). The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

State securities regulations generally would not permit the same individuals who are disinterested Trustees of the Trust to be Trustees of a Portfolio absent the adoption of procedures by a majority of the disinterested Trustees of the Trust reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Fund will not adopt a master/feeder structure under which the disinterested Trustees of the Trust are Trustees of the Portfolio unless the Trustees of the Trust, including a majority of the disinterested Trustees, adopt procedures they believe to be reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.

If the Fund invests all of its investable assets in a Portfolio, investors in the Fund will be able to obtain information about whether investment in the Portfolio might be available through other funds by contacting the Fund at 1-800-622-4273. In the event the Fund adopts a master/feeder structure and invests all of its investable assets in a Portfolio, shareholders of the Fund will be given at least 30 days' prior written notice.


PERFORMANCE INFORMATION


The Fund's investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares, as described in the SAI. "Yield" for each class of shares is calculated by dividing the annualized net investment income calculated pursuant to federal rules per share during a recent 30-day period by the maximum public offering price per share of such class on the last day of that period. "Effective yield" is the "yield" calculated assuming the reinvestment of income earned, and will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment. "Tax equivalent yield" is the yield that a taxable fund would have to generate in order to produce an after-tax yield equivalent to the Fund's yield. The tax equivalent yield of the Fund can then be compared to the yield of a taxable fund. Tax equivalent yields can be quoted on either a "yield" or "effective yield" basis.

"Total return" for the one-, five- and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price. Total return may also be presented for other periods or without reflecting sales charges. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if such sales charges were used.



All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                                                                  STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                             December 27, 1996


                 VISTA(SM) U.S. GOVERNMENT MONEY MARKET FUND
           VISTASM 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
                        VISTA(SM) CASH MANAGEMENT FUND
                      VISTA(SM) PRIME MONEY MARKET FUND
                     VISTA(SM) FEDERAL MONEY MARKET FUND
                   VISTASM TREASURY PLUS MONEY MARKET FUND
                      VISTASM TAX FREE MONEY MARKET FUND
                VISTASM CALIFORNIA TAX FREE MONEY MARKET FUND
                 VISTASM NEW YORK TAX FREE MONEY MARKET FUND
                        VISTA(SM) TAX FREE INCOME FUND
                    VISTASM NEW YORK TAX FREE INCOME FUND
             VISTASM CALIFORNIA INTERMEDIATE TAX FREE INCOME FUND

                  101 Park Avenue, New York, New York 10178

   This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses offering shares of Vista Tax Free Income Fund, Vista California Intermediate Tax Free Income Fund and Vista New York Tax Free Income Fund (collectively the "Income Funds"), and Vista U.S. Government Money Market Fund, Vista 100% U.S. Treasury Securities Money Market Fund, Vista Cash Management Fund, Vista Prime Money Market Fund, Vista Federal Money Market Fund, Vista Treasury Plus Money Market, Vista Tax Free Money Market Fund, Vista California Tax Free Money Market Fund and Vista New York Tax Free Money Market Fund (collectively the "Money Market Funds"). Any reference to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting Vista Fund Distributors, Inc. ("VFD"), the Funds' distributor (the "Distributor"), at the above-listed address. This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

For more information about your account, simply call or write the Vista Service Center at:

1-800-622-4273
Vista Service Center
P.O. Box 419392

Kansas City, MO 64141 MFT-SAI



                                                                         MFT-SAI

Table of Contents Page                                                      Page
-------------------------------------------------------------------------------
The Funds ................................................................     3
Investment Policies and Restrictions .....................................     3
Performance Information ..................................................    19
Determination of Net Asset Value .........................................    24
Purchases, Redemptions and Exchanges .....................................    25
Tax Matters ..............................................................    28
Management of the Trust and Funds ........................................    34
Independent Accountants ..................................................    50
Certain Regulatory Matters ...............................................    50
General Information ......................................................    50
Appendix A Description of Certain Obligations Issued
 or Guaranteed by U.S. Government Agencies or Instrumentalities ..........   A-1
Appendix B Description of Ratings ........................................   B-1
Appendix C Special Investment Considerations Relating to New York
  Municipal Obligations ..................................................   C-1
Appendix D Special Investment Considerations Relating to California
  Municipal Obligations ..................................................   D-1

                                   THE FUNDS

   Mutual Fund Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994. The Trust presently consists of 12 separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares." The Income Funds, Tax Free Money Market Fund, New York Tax Free Money Market Fund and California Tax Free Money Market Fund are collectively referred to herein as the "Tax Free Funds."

   On August 25, 1994, the shareholders of each of the existing classes of Shares of the Vista U.S. Government Money Market Fund, Vista Global Money Market Fund, Vista Prime Money Market Fund, Vista Tax Free Money Market Fund, Vista California Money Market Fund, Vista New York Tax Free Money Market Fund, Vista Tax Free Income Fund, Vista New York Tax Free Income Fund and the Vista California Intermediate Tax Free Income Fund approved the reorganization of each of such Funds into newly-created series of Mutual Fund Trust, effective October 28, 1994. Prior to such approvals, each of such Funds were series of Mutual Fund Group, an affiliated investment company.

   On December 4, 1992, the shareholders of each of the existing classes of Shares of Vista Global Money Market Fund and Vista U.S. Government Money Market Fund approved the reorganization of each of such Funds into newly-created series of Mutual Fund Group, effective January 1, 1993. Prior to such approvals, on December 4, 1992, the shareholders of each of the five existing series of Trinity Assets Trust (Trinity Money Market Fund, Trinity Government Fund, Trinity Bond Fund, Trinity Short-Term Bond Fund and Trinity Equity Fund) (collectively, the "Trinity Funds") approved the reorganization of each of the Trinity Funds into newly-created series of the Trust, effective January 1, 1993. Vista Global Money Market Fund and Trinity Money Market Fund were reorganized into classes of Shares of "Vista Worldwide Money Market Fund", which changed its name to "Vista Global Money Market Fund" as of December 31, 1992. Vista U.S. Government Money Market Fund and Trinity Government Fund were reorganized into classes of Shares of "Vista Government Cash Fund", which changed its name to "Vista U.S. Government Money Market Fund" as of December 31, 1992.

   On May 3, 1996, The U.S. Treasury Money Market Fund of The Hanover Funds, Inc. ("Hanover") merged into the Vista Shares of Treasury Plus Money Market Fund, The Government Money Market Fund of Hanover merged into the Vista Shares of U.S. Government Money Market Fund, The Cash Management Fund of Hanover merged into the Vista Shares of Vista Global Money Market Fund (The Cash Management Fund of Hanover was the accounting survivor of this merger), The Tax Free Money Market Fund of Hanover merged into the Vista Shares of Tax Free Money Market Fund, The New York Tax Free Money Market Fund of Hanover merged into the Vista Shares of New York Tax Free Money Market Fund, and The 100% U.S. Treasury Securities Money Market Fund of Hanover merged into the Vista Shares of The 100% U.S. Treasury Securities Money Market Fund. The foregoing mergers are referred to herein as the "Hanover Reorganization."

   Effective as of May 6, 1996, Vista Global Money Market Fund changed its name to Vista Cash Management Fund.

   The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. The Chase Manhattan Bank ("Chase") is the investment adviser for the Funds. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub- advisers.

                     INVESTMENT POLICIES AND RESTRICTIONS

                             Investment Policies


   The Prospectuses set forth the various investment policies applicable to each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus.

As used in this Statement of Additional Information, with respect to those Funds and policies for which they apply, the terms "Municipal Obligations" and "tax-exempt securities" have the meanings given to them in the relevant Fund's Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B. For a general discussion of special investment considerations relating to investing in (i) New York and (ii) California Municipal Obligations, see Appendices C and D, respectively.

   The management style used for the Funds emphasizes several key factors. Portfolio managers consider the security quality that is, the ability of the debt issuer to make timely payments of principal and interest. Also important in the analysis is the relationship of a bond's yield and its maturity, in which the managers evaluate the risks of investing in long-term higher-yielding securities. Managers also use a computer model to simulate possible fluctuations in prices and yields if interest rates change. Another step in the analysis is comparing yields on different types of securities to determine relative risk/reward profiles.

   U.S. Government Securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and
(2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. Vista Federal Money Market Fund generally limits its investments in agency and instrumentality obligations to obligations the interest on which is generally not subject to state and local income taxes by reason of federal law. Agencies and instrumentalities issuing such obligations include the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, The General Services Administration, Federal Home Loan Banks, the Tennessee Valley Authority and the Student Loan Marketing Association. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix A.

   In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities

(including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

   Bank Obligations. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings and Loan Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

   Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

   Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

   Commercial Paper and Other Short-Term Obligations. The commercial paper and other short- term obligations of U.S. and foreign corporations which may be purchased by the Vista Prime Money Market Fund and the Vista Cash Management Fund, other than those of bank holding companies, include obligations which are (i) rated Prime-1 by Moody's, A-1 by S&P, or F-1 by Fitch, or comparably rated by another NRO; or (ii) determined by the advisers to be of comparable quality to those rated obligations which may be purchased by the Vista Prime Money Market Fund and the Vista Cash Management Fund at the date of purchase or which at the date of purchase have an outstanding debt issue rated in the highest rating category by Moody's, S&P, Fitch or another NRO. The commercial paper and other short-term obligations of U.S. banks holding companies which may be purchased by the Vista Prime Money Market Fund and the Vista Cash Management Fund include obligations issued or guaranteed by bank holding companies with total assets exceeding $1 billion. For purposes of the size standards with respect to banks and bank holding companies, "total deposits" and "total assets" are determined on an annual basis by reference to an institution's then most recent annual financial statements.


   Repurchase Agreements. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 102% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by a Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Tax Free Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.


   Reverse Repurchase Agreements. Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by such Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved.

   High Quality Municipal Obligations. Investments by the Tax Free Money Market Funds will be made in unrated Municipal Obligations only if they are determined to be of comparable quality to permissable rated investments on the basis of the advisers' credit evaluation of the obligor or of the bank issuing a participation certificate, letter of credit or guaranty, or insurance issued in support of the obligation. High Quality instruments may produce a lower yield than would be available from less highly rated instruments. The Board of Trustees has determined that Municipal Obligations which are backed by the credit of the U.S. Government will be considered to have a rating equivalent to Moody's Aaa.

   If, subsequent to purchase by a Tax Free Money Market Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest short-term rating category (the two highest categories in the case of the New York and California Tax Free Money Market Funds) by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Board of Trustees determines that it is no longer of comparable quality or (b) a Money Market Fund's advisers become aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Board of Trustees will reassess promptly whether such security presents minimal credit risk and will cause such Money Market Fund to take such action as it determines is in its best interest and that of its shareholders; provided that the reassessment required by clause
(b) is not required if the portfolio security is disposed of or matures within five business days of the advisers becoming aware of the new rating and the Fund's Board is subsequently notified of the adviser's actions.

   To the extent that a rating given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Prospectuses and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the advisers also will evaluate these securities and the creditworthiness of the issuers of such securities.

   Forward Commitments. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although, with respect to any Tax Free Fund, short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

   Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which, for consideration by investors in the Tax Free Funds, are not exempt from federal, state or local taxation.

   To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

   Illiquid Securities. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

   One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' purchases and sales of Rule 144A securities and Section 4(2) paper.

   Stand-by Commitments. When a Fund purchases securities it may also acquire stand-by commitments with respect to such securities. Under a stand-by commitment, a bank, broker-dealer or other financial institution agrees to purchase at a Fund's option a specified security at a specified price.

   The amount payable to a Money Market Fund upon its exercise of a stand-by commitment with respect to a Municipal Obligation normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid by the Fund on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, a Money Market Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. The Money Market Funds value stand-by commitments at zero for purposes of computing their net asset value per share.

   The stand-by commitments that may be entered into by the Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment. Not more than 10% of the total assets of a Money Market Fund will be invested in Municipal Obligations that are subject to stand-by commitments from the same bank or broker-dealer.

    Floating and Variable Rate Securities; Participation Certificates. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Investments by the Income Funds in floating or variable rate securities normally will involve industrial development or revenue bonds that provide for a periodic adjustment in the interest rate paid on the obligation and may, but need not, permit the holder to demand payment as described above. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them. The floating or variable rate demand instruments in which the Money Market Funds may invest are payable on demand on not more than seven calendar days' notice.

   The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

   In the case of a Money Market Fund, the Board of Trustees may determine that an unrated floating or variable rate security meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets such quality criteria, or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality", no credit support from a bank or other financial institution will be necessary. The Board of Trustees will re-evaluate each unrated floating or variable rate security on a quarterly basis to determine that it continues to meet a Money Market Fund's high quality criteria. If an instrument is ever deemed to fall below a Money Market Fund's high quality standards, either it will be sold in the market or the demand feature will be exercised.

   The securities in which certain Funds may be invested include participation certificates, issued by a bank, insurance company or other financial institution, in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

   A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

   The advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity. Participation Certificates will only be purchased by a Tax Free Fund if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Fund.

   Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

   The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. With respect to a Money Market Fund, the maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. With respect to the Income Funds, if vari-able rate securities are not redeemed through the demand feature, they mature on a specified date which may range up to thirty years from the date of issuance.

   Tender Option Floating or Variable Rate Certificates. The Money Market Funds may invest in tender option bonds. A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The trust sets a floating or variable rate on a daily or weekly basis which is established through a remarketing agent. These types of derivatives, to be money market eligible under Rule 2a-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long term bond and the rate on the short term floating or variable rate security.

   Supranational Obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

   Securities Loans. To the extent specified in its Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or the possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

   Zero Coupon and Stripped Obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

   Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

   Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

   Additional Policies Regarding Derivative and Related Transactions Introduction. As explained more fully below, the Income Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various other over-the-counter instruments.

   Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways:
First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

   Each Income Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

   The value of some derivative or similar instruments in which the Income Funds invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and like other investments of the Funds the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers accurately forecast such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

   Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

   Risk Factors. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. The advisers may accurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss.

   Specific Uses and Strategies. Set forth below are explanations various strategies involving derivatives and related instruments which may be used by the Income Funds.

   Options on Securities and Securities Indexes. The Funds may PURCHASE, SELL or EXERCISE call and put options on (i) securities, (ii) securities indexes, and (iii) debt instruments.

   Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over- the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

   One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

   In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a fund writing a covered call (i.e., where the underlying securities are held by the fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The Funds will not write uncovered options.

   If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

   Futures Contracts and Options on Futures Contracts. The Funds may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

   The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

   Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract or buy a futures option to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract or buy a futures option to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

   When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. Funds may engage in cross-hedging by purchasing or selling futures or options on a security different from the security position being hedged to take advantage of relationships between the two securities.

   Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

   Forward Contracts. A Fund may also use forward contracts to hedge against changes in interest- rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

   Interest Rate Transactions. The Income Funds may employ interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward exchange contracts, and interest rate swaps.

   An Income Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Income Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that an Income Fund is contractually obligated to make. If the other party to and interest rate swap defaults, an Income Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, each Income Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its interest rate swap position.

   An Income Fund may enter into interest rate swaps to the maximum allowed limits under applicable law. An Income Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by an Income Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.

   Structured Products. The Income Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

   The Income Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When an Income Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Income Fund anticipates it will invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. An Income Fund is permitted to invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although an Income Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of an Income Fund's fundamental investment limitation related to borrowing and leverage.

   Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, an Income Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Income Funds invest may be deemed illiquid and subject to their limitation on illiquid investments.

   Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

   Additional Restrictions on the Use of Futures and Option Contracts. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

   When an Income Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

   The Income Funds' ability to engage in the transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of securities held for less than three months.

   In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by an Income Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

                           Investment Restrictions

   The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

   Each Fund may not:

      (1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

      (2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

      (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) with respect to a Fund's permissible futures and options transactions in U.S. Government securities, positions in options and futures shall not be subject to this restriction; (ii) the Money Market Funds may invest more than 25% of their total assets in obligations issued by banks, including U. S. banks; (iii) New York Tax Free Money Market Fund, California Tax Free Money Market Fund and Tax Free Money Market Fund may invest more than 25% of their respective assets in municipal obligations secured by bank letters of credit or guarantees, including participation certificates and (iv) more than 25% of the assets of California Intermediate Tax Free Income Fund may be invested in municipal obligations secured by bank letters of credit or guarantees;

      (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

      (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

      (6) issue any senior security (as defined in the 1940 Act), except that
   (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

      (7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security. In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

   In addition, each Fund is subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

      (1) Each Fund other than the Tax Free Funds may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities); each Tax Free Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

      (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund.

      (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

      (4) Each Income Fund may not invest more than 15% of its net assets in illiquid securities; each Money Market Fund may not invest more than 10% of its net assets in illiquid securities.

      (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

      (6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. It is the Trust's position that proprietary strips, such as CATS and TIGRS, are United States Government securities. How-ever, the Trust has been advised that the staff of the Securities and Exchange Commission's Division of Investment Management does not consider these to be United States Government securities, as defined under the 1940 Act.

   For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

   In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive that the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.


   In order to comply with certain regulatory policies, as a matter of operating policy, each Fund will not invest for the purpose of exercising control or management.


   As a nonfundamental operating policy, the California Intermediate Tax Free Income Fund will limit its investments in municipal obligations secured by bank letters of credit or guarantees to not more than 25% of its total assets. As a nonfundamental operating policy, the Money Market Funds will not invest more than 25% of their respective total assets in obligations issued by foreign banks (other than foreign branches of U.S. banks), and the Tax Free Money Market Funds will not invest more than 25% of their respective total assets in obligations secured by letters of credit or guarantees from foreign banks (other than foreign branches of U.S. banks).

   If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

               Portfolio Transactions and Brokerage Allocation

  Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Funds' investments are reviewed by the Board of Trustees. The Funds' portfolio managers may serve other clients of the advisers in a similar capacity. Money market instruments are generally purchased in principal transactions; thus, the Money Market Funds generally pay no brokerage commissions.

   The frequency of an Income Fund's portfolio transactions the portfolio turnover rate will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Income Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

   For the fiscal year ended October 31, 1993, the period from November 1, 1993 through August 31, 1994, the fiscal year ended August 31, 1995, and the fiscal year ended August 31, 1996, the annual rates of portfolio turnover for the following Funds were as follows:

   The Tax Free Income Fund: 149%, 258%, 233% and 210%, respectively; The New York Tax Free Income Fund: 150%, 162%, 122% and 156%, respectively;

   For the period July 16, 1993 through October 31, 1993, from November 1, 1993 through August 31, 1994, the fiscal year ended August 31, 1995, and the fiscal year ended August 31, 1996, the California Intermediate Tax Free Income Fund had portfolio turnover rates of 40%, 93%, 94% and 188%, respectively.

   Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub- advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

   Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub- adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

   Under the advisory and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

   The management fees that the Funds pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staff.

   In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the adviser or sub-advisers may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the adviser's or sub-advisers' reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the adviser or a sub- adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

                           PERFORMANCE INFORMATION

   From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

   A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

   Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values (in the case of the Income Funds) of the classes of shares of a Fund will vary based on market conditions, the current market value of the securities held by a Fund and changes in the Fund's expenses. The advisers, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

   In connection with the Hanover Reorganization, the Vista 100% U.S. Treasury Securities Money Market Fund was established to receive the assets of The 100% U.S. Treasury Securities Money Market Fund of Hanover, and the Vista Cash Management Fund (formerly known as the Vista Global Money Market Fund), which received the assets of The Cash Management Fund of Hanover, adopted the financial history of The Cash Management Fund of Hanover. Performance results presented for each class of the Vista 100% U.S. Treasury Securities Money Market Fund and the Vista Cash Management Fund will be based upon the performance of The 100% U.S. Treasury Securities Money Market Fund and The Cash Management Fund of Hanover, respectively, for periods prior to the consummation of the Hanover Reorganization.

   Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

   Advertisements for the Vista funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.

                             Total Rate of Return

   A Fund's or class's total rate of return for any period will be calculated by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.


   The average annual total rate of return figures for the Class A shares of the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges) for the one and five year periods ended August 31, 1996, and for the period from September 8, 1987 (commencement of business operations) to August 31, 1996, were as follows:

   The Tax Free Income Fund: 4.88%, 7.64% and 8.92%, respectively; The New York Tax Free Income Fund: 4.20%, 7.48% and 8.36%, respectively.

   With the current maximum sales charge for Class A shares of 4.50% reflected, the average annual total rate of return figures for the same periods would be as follows:

   The Tax Free Income Fund: 0.16%, 7.11% and 8.36%, respectively; The New York Tax Free Income Fund: -0.49%, 6.50% and 7.80%, respectively.

   The average rate of total return for the California Intermediate Tax Free Income Fund (excluding the effects of any applicable sales charges) for the one year period ended August 31, 1996 and from the inception date of July 15, 1993 through August 31, 1996 were 5.00% and 4.48%, respectively. With the current maximum sales charge of 4.50% reflected, the average annual total rate of return for the same periods would be 0.27% and 2.95%, respectively.

   The average annual total rate of return figures for the Class B shares of the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions for the one year period ended August 31, 1996, and for the period from commencement of business operations on November 4, 1993 to August 31, 1996 were as follows:

   The Tax Free Income Fund: 4.10% and 2.58%, respectively. The New York Tax Free Income Fund: 3.46% and 2.92%, respectively.


   The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                                Yield Quotations

   Any current "yield" quotation for a class of shares of an Income Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.

   Any current "yield" for a class of shares of a Money Market Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one Share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose, the net change in account value would reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation for a class of shares of a Money Market Fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. A portion of a Tax Free Money Market Fund's income used in calculating such yields may be taxable.

   Any taxable equivalent yield quotation of a class of shares of a Tax Free Fund, whether or not it is a Money Market Fund, shall be calculated as follows. If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation (as determined in accordance with the appropriate calculation described above) divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not tax-exempt.

                                                           Effective
                                          Current          Compound
                                         Annualized        Annualized
                                           Yield             Yield
                                       as of 8/31/96     as of 8/31/96
                                        -------------    ---------------
U. S. Government Money Market Fund
 Vista Shares                               4.78%             4.90%
 Premier Shares                             4.82%             4.94%
 Institutional Shares                       5.12%             5.25%
Prime Money Market Fund
 B Shares                                   4.07%             4.15%
 Premier Shares                             5.09%             5.22%
 Institutional Shares                       5.28%             5.42%
Federal Money Market Fund
 Vista Shares                               4.78%             4.89%
 Premier Shares                             4.98%             5.10%
 Institutional Shares                       5.19%             5.32%
Treasury Plus Money Market Fund
 Vista Shares                               4.65%             4.75%
 Premier Shares                             4.72%             4.83%
 Institutional Shares                       4.97%             5.09%
100% U.S. Treasury Securities
 Money Market Fund
 Vista Shares                               4.55%             4.65%
 Premier Shares                             4.59%             4.69%
 Institutional Shares                       4.87%             4.99%
Cash Management Fund
 Vista Shares                               4.90%             5.02%
 Premier Shares                             4.99%             5.12%
 Institutional Shares                       5.24%             5.38%

                                                   Effective
                                   Current          Compound       Annualized
                                 Annualized        Annualized    Tax Equivalent
                                   Yield             Yield           Yield**
                               as of 8/31/96     as of 8/31/96   as of 8/31/96
                               -------------     -------------  ---------------
Tax Free Money Market Fund

 Vista Shares                       2.90%             2.94%              4.80%
 Premier Shares                     2.96%             3.01%              4.91%
 Institutional Shares               3.21%             3.26%              5.31%
California Tax Free
 Money Market Fund                  2.87%             2.91%              5.34%
New York Tax Free
 Money Market Fund                  2.81%             2.84%              5.25%

                                                         Tax Equivalent
                                      Thirty-Day           Thirty-Day
                                       Yield                Yield**
                                    as of 8/31/96        as of 8/31/96
                                    --------------      ---------------
Tax Free Income Fund
 Class A Shares                        4.70%                 7.78%
 Class B Shares                        4.15%                 6.87%
New York Tax Free Income Fund
 Class A Shares                        4.39%                 8.22%
 Class B Shares                        3.86%                 7.26%
California Intermediate Tax Free
 Income Fund                           4.45%                 8.28%

----------
 * Performance presented in the table for each class of these Funds is based upon the performance of their respective predecessor funds (which had fiscal years ending on November 30, 1995).

   Performance presented for each class of each of these Funds is based on the historical expenses and performance of the single class of shares of its predecessor fund and does not reflect the current distribution, service and/or other expenses that an investor would incur as a holder of Vista, Premier or Institutional Shares of such Fund. Vista Shares of these Funds currently bear expenses in excess of those borne by Premier Shares and Premier Shares currently bear expenses in excess of those borne by Institutional Shares. If such current expenses were reflected in the yields presented for these Funds, the yields for Institutional Shares would exceed those presented for Premier Shares and the yields for Premier Shares would exceed those presented for Vista Shares.


** The tax equivalent yields assume a federal income tax rate of 39.6% for the Tax Free Money Market Fund and Tax Free Income Fund, a combined New York State, New York City and federal income tax rate of 46.80% for the New York Tax Free Money Market Fund and New York Tax Free Income Fund and a combined California State and federal income tax rate of 46.24% for the California Tax Free Money Market Fund and California Intermediate Tax Free Income Fund.

                      Non-Standardized Performance Results

   The table below reflects the net change in the value of an assumed initial investment of $10,000 in the following Funds (excluding the effects of any applicable sales charges) for the period from the commencement date of business for each such Fund (i.e., either September 8, 1987 for the Tax Free Income and New York Tax Free Income Funds or July 16, 1993 for the California Intermediate Tax Free Income Fund.) The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.


                                Value of        Value of      Value of
                                 Initial         Capital
       Period Ended              $10,000         Gains      Reinvested      Total
      August 31, 1996          Investment    Distribution    Dividends      Value
--------------------------     ------------    ------------    ---------   --------
The Tax Free Income Fund:
 A Shares                        $11,840         $1,171         $8,497     $21,508
 B Shares                          9,400            129          1,215      10,745
The New York Tax Free
 Income Fund:
 A Shares                         11,390          1,532          7,610      20,532
 B Shares                          9,356            249          1,238      10,843
The California
  Intermediate
 Tax Free
 Income Fund                       9,599            232          1,636      11,467


   With the current maximum sales charge of 4.50% for Class A shares, and the currently applicable CDSC for Class B shares for each period length, reflected, the figures for the same periods would be as follows:



                                Value of        Value of
                                 Initial         Capital     Value of
       Period Ended              $10,000         Gains      Reinvested      Total
      August 31, 1996          Investment    Distribution    Dividends      Value
--------------------------     ------------    ------------    ---------   --------
The Tax Free Income Fund:
 A Shares                        $11,307         $1,118         $8,115     $20,540
 B Shares                          9,118            129          1,215      10,463
The New York Tax Free
 Income Fund:
 A Shares                         10,877          1,463          7,268      19,608
 B Shares                          9,075            249          1,238      10,563
The California
  Intermediate
 Tax Free
 Income Fund                       9,167            221          1,563      10,951



                       DETERMINATION OF NET ASSET VALUE

   As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition,to the days listed above (other than Good Friday), the Funds are closed for business on the following holidays: Martin Luther King Day, Columbus Day, and Veteran's Day.

   The Money Market Funds' portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter accrediting discounts and amortizing premiums at a constant rate to maturity. Pursuant to the rules of the Securities and Exchange Commission, the Board of Trustees has established procedures to stabilize the net asset value of each Money Market Fund at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the $1.00 amortized cost price per share. If fluctuating interest rates cause the market value of a Money Market Fund's portfolio to approach a deviation of more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider what action, if any, should be initiated. Such action may include redemption of shares in kind (as described in greater detail below), selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations.

   The Money Market Funds have established procedures designed to ensure that their portfolio securities meet their high quality criteria.

   Bonds and other fixed income securities (other than short-term obligations) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

   Interest income on long-term obligations in an Income Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                     PURCHASES, REDEMPTIONS AND EXCHANGES

   The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application.

   Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

   Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

   Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any Vista money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.


   The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

   Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or
(ii) cost of any shares acquired and still held in the Fund, or any other Vista fund excluding any Vista money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

   An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

   A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.


   Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any Vista money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the Vista non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.


   The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution form an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500


   Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

   A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

                                  TAX MATTERS

   The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.


               Qualification as a Regulated Investment Company

   Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without a deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement. Because certain Funds invest all of their assets in Portfolios which will be classified as partnerships for federal income tax purposes, such Funds will be deemed to own a proportionate share of the income of the Portfolio into which each contributes all of its assets for purposes of determining whether such Funds satisfy the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).


   In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

   In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

   Further, the Code also treats as ordinary income, a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by such Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to such Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction; and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). Built-in losses will be preserved where a Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to a Fund's shareholders.

   In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if: (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto); or (3) the asset is stock and the Fund grants an in-the- money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

   Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

   Transactions that may be engaged in by certain of the Funds (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long- term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The Internal Revenue Service (the "IRS") has held in several private rulings that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code
Section 1256.

   Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

   In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government Securities.

   If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                 Excise Tax on Regulated Investment Companies

   A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"))(Tax-exempt interest on municipal obligations is not subject to the excise tax). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

   For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

   Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


                              Fund Distributions

   Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders of a Fund. Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

   A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

   Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

   Each Tax Free Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax Free Fund's taxable year at least 50% of the its total assets consists of tax-exempt municipal obligations. Distributions from a Tax Free Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax Free Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax Free Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

   AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. Exempt- interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

   Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax Free Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Tax Free Fund will likely be subject to tax on dividends paid by the Tax Free Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

   Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

   Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

   Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

   Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

   A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                         Sale or Redemption of Shares

   Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that a Money Market Fund will do this. In such a case and any case involving the Income Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

   If a shareholder (1) incurs a sales load in acquiring shares of a Fund,
(2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

   Although the Funds generally retains the right to pay the redemption price of shares in kind with securities (instead of cash) the Trust has filed an election under Rule 18f-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (approximately $250,000).

                             Foreign Shareholders

   Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

   If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.

   If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

   In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

   The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

            Effect of Future Legislation; Local Tax Considerations

   The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

   Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                     MANAGEMENT OF THE TRUST AND THE FUNDS

                            Trustees and Officers

   The Trustees and of the Trust officers and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.


   Fergus Reid, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 64. Address: 202 June Road, Stamford, CT 06903.

   Richard E. Ten Haken--Trustee; Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System. Age: 62. Address: 4 Barnfield Road, Pittsford, NY 14534.


   William J. Armstrong--Trustee. Vice President and Treasurer,
Ingersoll-Rand Company (Woodcliff Lake, New Jersey). Age: 54. Address: 49 Aspen Way, Upper Saddle River, NJ 07458.


   John R.H. Blum--Trustee. Attorney in private practice; formerly a Partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture State of Connecticut, 1992-1995. Age: 67. Address: 322 Main Street, Lakeville,CT 06039.

   Joseph J. Harkins--Trustee. Retired; Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices since 1954. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 65. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.


   *H. Richard Vartabedian--Trustee and President of the Trust. Consultant, Republic Bank of New York; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Age: 60. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.

   Stuart W. Cragin, Jr.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 63. Address: 108 Valley Road, Cos Cob, CT 06807.


   Irving L. Thode--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Age: 65. Address: 80 Perkins Road, Greenwich, CT 06830.

   *W. Perry Neff--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; Director and Chairman of The Hanover Funds, Inc.; Director, Chairman and President of The Hanover Investment Funds, Inc. Age: 69.
Address: RR 1 Box 102, Weston, VT 05181.

   Roland R. Eppley, Jr.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; Director of The Hanover Funds, Inc. Age:
64. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.

   W.D. MacCallan--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp.; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age: 69. Address:
624 East 45th Street, Savannah, GA 31405.
   Martin R. Dean--Treasurer and Assistant Secretary. Associate Director, Accounting Services, BISYS Fund Services; formerly Senior Manager, KPMG Peat Marwick (1987-1994). Age: 33. Address: 3435 Stelzer Road, Columbus, OH 43219.

   Ann E. Bergin--Secretary. First Vice President, BISYS Fund Services, Inc.; formerly, Senior Vice President, Administration, Concord Financial Group (1991-1995); Assistant Vice President, Dreyfus Service Corporation (1982-1991). Age: 36. Address: 125 West 55th Street, New York, NY 10019.



----------
* Asterisks indicate those Trustees that are "interested persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being an officer of the Trust. The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blum, Cragin, Thode, Armstrong, Harkins, Reid and Vartabedian. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal period ended August 31, 1996.



   The Board of Trustees of the Trust has established an Investment Committee. The members of the Investment Committee are Messrs. Vartabedian (Chairman) and Reid, as well as Leonard M. Spalding, President of Vista Capital Management. The function of the Investment Committee is to review the investment management process of the Trust.



   The Trustees and officers of the Trust appearing in the table above also serve in the same capacities with respect to Mutual Fund Group, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio, International Equity Portfolio and New Growth Opportunities Portfolio (these entities, together with the Trust, are referred to below as the "Vista Funds").



           Remuneration of Trustees and Certain Executive Officers:

   Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Effective August 21, 1995, each Trustee of the Vista Funds receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Members of committees receive a meeting fee only if the committee meeting is held on a day other than a day on which a regularly scheduled meeting is held. Prior to August 21, 1995, the annual retainer was $36,000 and the per-meeting fee was $1,000. The Chairman of the Trustees and the Chairman of the Investment Committee each receive a 50% increment over regular Trustee total compensation for serving in such capacities for all the investment companies advised by the adviser.


   Set forth below is information regarding compensation paid or accrued during the fiscal year ended August 31, 1996 for each Trustee of the Trust:

                                                                               New
                           U.S.                                               York     California
                                                      Tax                      Tax
                        Government                   Free        Prime        Free       Tax Free
                           Money         Cash        Money       Money        Money       Money
                          Market     Management     Market       Market      Market       Market
                           Fund          Fund        Fund         Fund        Fund         Fund
                         ----------    ---------    --------   ---------     --------    ---------
Fergus Reid, III,       $21,989.79    $9,147.97   $4,395.95    $8,730.30   $3,980.78     $397.65
Trustee
Richard E. Ten Haken,    14,659.88     6,098.69    2,930.59     5,820.22    2,653.82      265.12
Trustee
William J. Armstrong,    14,659.88     6,098.69    2,930.59     5,820.22    2,653.82      265.12
Trustee
John R.H. Blum,          14,786.88     6,141.29    2,946.35     5,904.86    2,675.35      262.56
Trustee

                                      35

                                                                              New
                                                                              York     California
                           U.S.                       Tax                      Tax
                        Government                   Free        Prime        Free       Tax Free
                           Money         Cash        Money       Money        Money       Money
                          Market     Management     Market       Market      Market       Market
                           Fund          Fund        Fund         Fund        Fund         Fund
                         ----------    ---------    --------   ---------     --------    ---------
Joseph J. Harkins,       14,659.88     6,098.69    2,930.59     5,820.22    2,653.82      265.12
Trustee
H. Richard               21,989.79     9,147.97    4,395.95     8,730.30    3,980.78      397.68
Vartabedian, Trustee
Stuart W. Cragin,        14,659.88     6,098.69    2,930.59     5,820.22    2,653.82      265.12
Jr., Trustee
Irving L. Thode,         14,659.88     6,098.69    2,930.59     5,820.22    2,653.82      265.12
Trustee
W. Perry Neff,
  Trustee                 3,556.90     2,034.48      781.87       959.91      723.89       42.80
Roland R. Eppley,
  Jr.,                    3,556.90     2,034.48      781.87       959.91      723.89       42.80
Trustee
W.D. MacCallan,           3,196.07     1,834.43      708.46       859.36      654.46       38.19
Trustee


                                                                            California       100% U.S.
                                      Treasury                     Tax     Intermediate       Treasury
                         Federal        Plus        New York      Free       Tax Free       Securities
                          Money        Money        Tax Free     Income       Income       Money Market
                          Market       Market        Income
                           Fund         Fund          Fund        Fund         Fund            Fund
                       ---------     ---------      --------   ---------     --------      ------------
Fergus Reid, III,      $4,607.55     $3,216.71      $906.34     $803.95       $259.10       $2,027.93
Trustee
Richard E. Ten          3,071.67      2,144.42       604.23      535.97        172.74        1,351.95
Haken, Trustee
William J.              3,071.67      2,144.42       604.23      535.97        172.74        1,351.95
Armstrong, Trustee
John R.H. Blum,         3,088.06      2,156.63       612.12      542.49        174.56        1,351.95
Trustee
Joseph J. Harkins,      3,071.67      2,144.42       604.23      535.97        172.74        1,351.95
Trustee
H. Richard              4,607.55      3,216.71       906.34      803.95        259.10        2,027.93
Vartabedian, Trustee
Stuart W. Cragin, Jr.   3,071.67      2,144.42       604.23      535.97        172.74        1,351.95
Trustee
Irving L. Thode,        3,071.67      2,144.42       604.23      535.97        172.74        1,351.95
Trustee
W. Perry Neff,            554.96      1,466.23        91.69       77.28         25.52        1,351.95
Trustee
Roland R. Eppley, Jr.     554.96      1,466.23        91.69       77.28         25.52        1,351.95
Trustee
W.D. MacCallan,           499.01      1,324.63        81.70       69.06         22.80        1,228.33
Trustee

                                   Pension or          Total
                                   Retirement       Compensation
                                     Benefits
                                     Accrued            From
                                     as Fund       "Fund Complex"
                                    Expenses            (1)
                                   -------------   ---------------
Fergus Reid, III, Trustee            48,110           $90,000
Richard E. Ten Haken, Trustee        27,043            58,500
William J. Armstrong, Trustee        30,330            58,500
John R.H. Blum, Trustee              34,875            60,000
Joseph J. Harkins, Trustee           39,323            60,000
H. Richard Vartabedian,
  Trustee                            35,389            90,000
Stuart W. Cragin, Jr., Trustee       25,473            60,000
Irving L. Thode, Trustee             30,282            60,000
W. Perry Neff, Trustee                    0            43,500
Roland R. Eppley, Jr., Trustee            0            43,500
W.D. MacCallan, Trustee                   0            42,000

----------
(1) Data reflects total compensation earned during the period January 1, 1996 to December 31, 1996 for service as a Trustee to all Funds advised by the adviser.


              Vista Funds Retirement Plan for Eligible Trustees

   Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser or sub-adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

   Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of October 31, 1996, the estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, Thode, Neff, Eppley and MacCallan are 11, 11, 8, 11, 5, 3, 3, 3, 6, 7, and 6, respectively.

                  Highest Annual Compensation Paid by All
                                Vista Funds
                 -----------------------------------------
                 $40,000    $45,000    $50,000    $55,000
   Years of
   Service       Estimated Annual Benefits Upon Retirement
-------------    -----------------------------------------
10               $40,000    $45,000    $50,000    $55,000
9                 36,000     40,500     45,000     49,500
8                 32,000     36,000     40,000     44,000
7                 28,000     31,500     35,000     38,500
6                 24,000     27,000     30,000     33,000
5                 20,000     22,500     25,000     27,500


   Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of Vista funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.


   Messrs. Ten Haken, Thode and Vartabedian have each executed a deferred compensation agreement for the 1996 calendar year and as of October 31, 1996 they had contributed $17,400, $45,000 and $67,500, respectively.


   The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


   As of October 31, 1996, the Trustees and officers as a group owned less than 1% of each Fund's outstanding shares, all of which were acquired for investment purposes.


                             Adviser and Sub-Advisers

   Chase acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement, dated as of May 6, 1996 (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, Chase provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The advisers to the Funds furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

   Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

   Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

   In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordi-nary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

   Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.

   Chase, on behalf of the Funds (other than the Cash Management Fund and the Tax Free Money Market Fund), has entered into an investment sub-advisory agreement dated as of May 6, 1996 with Chase Asset Management, Inc. ("CAM"). Texas Commerce Bank, National Association ("TCB") is the sub-investment adviser to the Cash Management Fund and the Tax Free Money Market Fund pursuant to a separate sub- investment advisory agreement between Chase and TCB dated as of May 6, 1996. With respect to the day- to-day management of the Funds, under the sub-advisory agreements, the sub-advisers make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales. The sub-advisers may, in their discretion, provide such services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-adviser. This arrangement will not result in the payment of additional fees by the Funds.


   Chase, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Also included among the Chase accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


   CAM is a wholly-owned operating subsidiary of the Adviser. CAM is registered with the Securities and Exchange Commission as an investment adviser and was formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function, and the same individuals who serve as portfolio managers for CAM also serve as portfolio managers for Chase.

   TCB has been in the investment counselling business since 1987 and is ultimately controlled and owned by Chase Manhattan Corporation. TCB renders investment advice to a wide variety of corporations, pension plans, foundations, trusts and individuals.

   In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the relevant Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month- to-month basis. For its services under its sub-advisory agreement, CAM (or TCB in the case of the Cash Management Fund and the Tax Free Money Market Fund) will be entitled to receive with respect to each such Fund, such compensation, payable by the adviser out of its advisory fee, as is described in the relevent Prospectuses.


   For the fiscal years ended October 31, 1993, the period from November 1, 1993 through August 31, 1994, and the year ended August 31, 1995, Chase was paid or accrued the following investment advisory fees with respect to the following Funds, and voluntarily waived the amounts in parentheses following such fees with respect to each such period:

                                    Fiscal                      Fiscal         Fiscal
                                    Year-        11/1/93        Year-          Year-
                                    ended        through        ended          ended
Fund                               10/31/93      8/31/94       8/31/95        8/31/96
-----------------------------     -----------    ---------    -----------    -----------
Tax Free Money Market Fund:
 Paid or Accrued                   $486,073      $371,535      $440,282       $602,984
 Waived                           ($ 17,981)       none          none           none
New York Tax Free Money
Market Fund:
 Paid or Accrued                   $454,872      $279,493      $381,647       $564,728
 Waived                           ($ 22,825)
Tax Free Income Fund:
 Paid or Accrued                   $127,952      $252,244      $307,093       $286,711
 Waived                           ($127,952)    ($219,741)    ($287,095)     ($222,662)
New York Tax Free Income
  Fund:
 Paid or Accrued                   $267,793      $288,134      $333,493       $328,622
 Waived
                                  ($118,398)    ($172,770)    ($219,772)     ($105,922)



   For the period April 18, 1994 through August 31, 1994, Chase was paid or accrued investment advisory fees, and voluntarily waived the amounts in parentheses, $32,325 ($31,465) and $6,249 ($5,890) for the Federal Money Market Fund and the Treasury Plus Money Market Fund, respectively.

   For the period November 15, 1993 through August 31, 1994, Chase was paid or accrued investment advisory fees, and voluntarily waived the amounts in parentheses, $234,255 ($76,970) for the Prime Money Market Fund.

   For the period October 31, 1993 through August 31, 1994, Chase was paid or accrued investment advisory fees, and voluntarily waived the amounts in parentheses, $100,182 ($100,182) for the California Intermediate Tax Free Income Fund.

   For the fiscal period ended October 31, 1993, and the period from November 1, 1993 through August 31, 1994, Chase was paid or accrued investment advisory fees with respect to the California Tax Free Money Market Fund and voluntarily waived the amount in parentheses following such fees: $74,175 ($67,313) and $47,854 ($43,069).

   For the period November 1, 1993 through August 31, 1994, Chase was paid or accrued investment advisory fees with respect to the U.S. Government Money Market Fund: of $887,334.

   For the period December 1, 1995 through August 31, 1996, Chase was paid or accrued investment advisory fees and voluntarily waived the amount in parentheses, $1,518,404 ($197,536), for the 100% U.S. Treasury Securities Money Market Fund

   For the period December 1, 1995 through August 31, 1996, Chase was paid or accrued investment advisory fees and voluntarily waived the amount in parenthese, $1,781,610 ($195,420) for the Cash Management Fund

   For the years ended August 31, 1995 and August 31, 1996 Chase was paid or accrued advisory fees, and voluntarily waived the amounts in parentheses:

                                    Fiscal         Fiscal
                                    Year-          Year-
                                    Ended          Ended
                                   8/31/95        8/31/96
                                  -----------    -----------
Federal Money Market Fund
 Paid or Accrued                  $  389,075     $  590,313
 Waived                          ($  118,975)        none
Treasury Plus Money Market
  Fund
 Paid or Accrued                  $   22,663     $  665,556
 Waived                                none           none
Prime Money Market Fund
 Paid or Accrued                  $  352,679     $1,110,393
 Waived                           $  216,306     ($   50,805)
California Intermediate
Tax Fee Income Fund
 Paid or Accrued                  $  102,004     $   92,752
 Waived                          ($  102,004)   ($   90,335)
California Tax Free
Money Market Fund
 Paid or Accrued                  $   55,870     $   48,544
 Waived                          ($   44,112)   ($   37,587)
U.S. Government
Money Market Fund
 Paid or Accrued                  $1,440,186     $2,959,311
 Waived                                none           none


                                Administrator

   Pursuant to an Administration Agreement (the "Administration Agreement"), Chase serves as administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

   Under the Administration Agreement Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omis-sion in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

   In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal years; and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

   In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

   For the period November 15, 1993 through August 31, 1994, Chase was paid or accrued administration fees, and voluntarily waived the amounts in parentheses, $117,129 ($18,992) for the Prime Money Market Fund.


   For the period April 18, 1994 through August 31, 1994, Chase was paid or accrued administration fees, and voluntarily waived the amounts in parentheses, $16,161 ($3,123) for the Federal Money Market Fund and $11,331($11,331) for the Treasury Plus Money Market Fund, respectively.



   For the period from November 1, 1993 through August 31, 1994, Chase was paid or accrued the following administration fees with respect to the California Tax Free Money Market Fund and voluntarily waived the amounts in parentheses: $23,926 ($19,141).



   For the period November 1, 1993 through August 31, 1994, Chase was paid or accrued administration fees, and voluntarily waived the amounts in parentheses: $443,694 for the U.S. Government Money Market Fund, $185,769 for the Tax Free Money Market Fund, $139.747 for the New York Tax Free Money Market Fund, $84,082 ($68.719) for the Tax Free Income Fund, $96,046 ($61,425) for the New York Tax Free Income Fund and $33,394 ($33,394) for the California Intermediate Tax Free Income Fund, respectively.



   For the period December 1, 1995 through August 31, 1996, Chase was paid or accrued administration fees of $741,264 for the 100% U.S. Treasury Securities Money Market Fund



   For the period December 1, 1995 through August 31, 1996, Chase was paid or accrued administration fees of $872,983 for the Cash Management Fund


   For the years ended August 31, 1995 and August 31, 1996 Chase was paid or accrued administration fees, and voluntarily waived the amounts in parentheses for the following Funds:


                                    Fiscal         Fiscal
                                    Year-          Year-
                                    Ended          Ended
                                   8/31/95        8/31/96
                                  -----------    -----------
Federal Money Market Fund
 Paid or Accrued                   $194,538      $295,156
 Waived                           ($ 61,243)        none
Treasury Plus Money Market
  Fund
 Paid or Accrued                   $ 11,331      $332,778

                                   Fiscal         Fiscal
                                    Year-          Year-
                                    Ended          Ended
                                   8/31/95        8/31/96
                                  -----------    -----------
 Waived                           ($ 11,331)    ($   49,071)
Prime Money Market Fund
 Paid or Accrued                   $176,340      $  550,477
 Waived                           ($ 88,982)    ($   33,604)
California Intermediate
Tax Fee Income Fund
 Paid or Accrued                   $ 34,001      $   30,917
 Waived                           ($ 34,001)    ($   30,917)
California Tax Free
Money Market Fund
 Paid or Accrued                   $ 27,935      $   24,272
 Waived                           ($ 21,527)    ($   15,097)
U.S. Government
Money Market Fund
 Paid or Accrued                   $720,093      $1,479,655
 Waived                               none            none
Tax Free Money Market Fund
 Paid or Accrued                   $220,141      $  301,492
 Waived                               none            none
New York Tax Free Money
Market Fund
 Paid or Accrued                   $190,823      $  282,364
 Waived                               none            none
Tax Free Income Fund
 Paid or Accrued                   $102,364      $   95,431
 Waived                           ($ 64,572)    ($   52,872)
New York Tax Free Income Fund
 Paid or Accrued                   $111,164      $  109,422
 Waived                           ($ 81,265)    ($   17,600)


                              Distribution Plans

   The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") including Distribution Plans on behalf of the Class A and Class B shares of the Tax Free Income Fund and the New York Tax Free Income Fund, the Class B shares of the Prime Money Market Fund, the shares of the California Intermediate Tax Free Income Fund, the Vista Shares of the Money Market Funds (except the Cash Management Fund), and the Premier Shares of the U.S. Government Money Market Fund, which provides that each of such classes of such Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. There is no distribution plan for the Cash Management Fund. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.

   Class B shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Income Funds of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

   No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

   The Institutional Shares of the Money Market Funds have no distribution plan. There is no distribution plan for Premier Shares for any Money Market Fund other than the U.S. Government Money Market Fund.

   Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A shares, 0.25% annualized of the average net asset value of the Class B shares, or 0.25% annualized of the average daily net asset value of the shares of the California Intermediate Tax Free Income Fund maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Income Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares of the Income Funds, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B shares.

   Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

   Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on October 13, 1995. Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of the class of such Fund to which it applies (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

   For the fiscal year ended August 31, 1996, the Distributor was paid or accrued the following Distribution Fees and voluntarily waived the amounts in parenthesis following such fees with respect to the Shares of each Fund:


 U.S. Government Money Market Fund Vista
  Shares                                             $912,482
 Premier Shares                                    $1,087,140
100% Treasury Securities Money Market
  Fund Vista Shares                                  $530,117
Treasury Plus Money Market Fund Vista
  Shares                                             $499,192
Prime Money Market Fund B Shares                      $65,891
Federal Money Market Fund Vista Shares               $251,673
Tax Free Money Market Fund Vista Shares              $452,351
                                                     ($52,717)
 Premier Shares                                      $219,460
                                                    ($109,730)
New York Tax Free Money Market Fund Vista            $988,412
  Shares                                            ($141,228)
California Tax Free Money Market Fund                 $97,471
                                                     ($16,309)
Tax Free Income Fund A Shares                        $201,911
                                                     ($28,105)
Tax Free Income Fund B Shares                        $111,045
New York Tax Free Income Fund                        $241,773
  A Shares                                           ($32,880)
New York Tax Free Income Fund
  B Shares                                            $96,234
California Intermediate Fud                           $77,294
                                                     ($70,104)

   With respect to the Vista Shares of the New York Tax Free Money Market Fund, the Distribution Fee of $847,184 accrued or paid to the Distributor was allocated as follows: printing postage and handling --$181,213; sales compensation--$519,324; advertising and administrative filings--$146,478;

   With respect to the Vista Shares of the Tax Free Money Market Fund, the Distribution Fee of $399,634 accrued or paid to the Distributor was allocated as follows: printing postage and handling--$85,482; sales compensation--$244,976; advertising & administrative filings--$69,097;

   With respect to the Vista Shares of the Federal Money Market Fund, the Distribution Fee of $251,673 accrued or paid to the Distributor was allocated as follows: printing postage and handling--$53,833; sales compensation--$154,276; advertising & administrative filings--$43,514;



   With respect to the Shares of the California Tax Free Money Market Fund, the Distribution Fee of $81,162 accrued or paid to the Distributor was allocated as follows: printing postage and handling--$17,361; sales compensation--$49,752; advertising & administrative filings--$14,033;

   With respect to the A Shares of the Tax Free Income Fund, the Distribution Fee of $173,806 accrued or paid to the Distributor was allocated as follows: printing postage and handling--$37,177; sales compensation--$106,543; advertising & administrative filings--$30,051;

   With respect to the A Shares of the New York Tax Free Income Fund, the Distribution Fee of $208,893; accrued or paid to the Distributor was allocated as follows: printing postage and handling--$44,682; sales compensation--$128,051; advertising & administrative filings $36,118;

   With respect to Shares of the California Intermediate Tax Free Income Fund, the Distribution Fee of $7,190 accrued or paid to the Distributor was allocated as follows: printing postage and handling --$1,538;

sales compensation--$4,407; advertising & administrative filings--$1,243;

   With respect to the Vista Shares of the U.S. Government Money Market Fund, the Distribution Fee of $912,482 accrued or paid to the Distributor was allocated as follows: printing postage and handling-- $195,180; sales compensation--$559,351; advertising & administrative filings--$157,768.

   With respect to the Vista Shares of the 100% Treasury Securities Money Market Fund, the Distribution Fee of $530,117 accrued or paid to the Distributor was allocated as follows: printing postage and handling-- $113,392; sales compensation--$324,962; advertising & administrative filings--$91,657

   For the fiscal period ended August 31, 1996, the Distributor was paid or accrued the following Distribution Fees and voluntarily waived the amounts in parenthesis following such fees with respect to the Premier Shares of the following Funds:

   With respect to the Premier Shares of the Tax Free Money Market Fund, the Distribution Fee of $109,730 accrued or paid to the Distributor was allocated as follows: printing postage and handling-- $23,471; sales compensation--$67,264; advertising & administrative filings--$18,972

   With respect to the Premier Shares of the U.S. Government Money Market Fund, the Distribution Fee of $1,087,140 accrued or paid to the Distributor was allocated as follows: printing postage and handling $232,539; sales compensation--$666,417; advertising & administrative filings--$187,967


                Distribution and Sub-Administration Agreement

   The Trust has entered into a Distribution and Sub-Administration Agreement dated August 24, 1995 (prior to such date, the Distributor served the Trust pursuant to a contract dated August 23, 1994 (April 15, 1994 with respect to the Treasury Plus Money Market Fund and Federal Money Market Fund)) (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plans. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

   The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

   In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

   In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. The Distributor may voluntarily agree to from time to time waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1993,the period November 1, 1993 through August 31, 1994, the year ended August 31, 1995 and the fiscal year ended August 31, 1996, the Distributor was paid or accrued the following sub- administration fees under the Distribution Agreement, and voluntarily waived the amounts in parentheses following such fees:


   For the years ended August 31, 1995 and August 31, 1996 the Distributor was paid or accrued sub- administration fees, and voluntarily waived the amounts in parentheses for the following Funds:


                                    Fiscal
                                    Period          Fiscal         Fiscal
                                    11/1/93         Year-          Year-
                                    through         Ended          Ended
                                    8/31/94        8/31/95        8/31/96
                                  ------------    -----------    -----------
Federal Money Market Fund
 Paid or Accrued                  $ 16,161*         194,538        295,156
 Waived                             15,733            9,048             --
Treasury Plus Money Market Fund
 Paid or Accrued                     3,123*          11,331        332,778
 Waived                              2,944           11,331         16,881
Prime Money Market Fund
 Paid or Accrued                   117,129*         176,342        550,477
 Waived                                 --               --             --
California Intermediate
Tax Fee Income Fund
 Paid or Accrued                    16,696           17,001         15,438
 Waived                                 --               --             --
California Tax Free
Money Market Fund
 Paid or Accrued                    23,926           27,935         24,272
 Waived                                 --               --             --
U.S. Government
Money Market Fund
 Paid or Accrued                   443,694          720,093      1,479,655
 Waived                                 --              --              --
100% Treasury Securities
Money Market Fund
 Paid or Accrued                        --              --         265,361
 Waived                                 --              --              --
Cash Management Fund
 Paid or Accrued                        --              --         402,255
 Waived                                 --              --              --
Tax Free Money Market Fund
 Paid or Accrued                   185,769         220,141         301,492

                                    Fiscal
                                    Period          Fiscal         Fiscal
                                    11/1/93         Year-          Year-
                                    through         Ended          Ended
                                    8/31/94        8/31/95        8/31/96
                                  ------------    -----------    -----------
 Waived                                  --             --             --
New York Tax Free Money
Market Fund
 Paid or Accrued                    139,747        190,823        282,364
 Waived                                  --             --             --
Tax Free Income Fund
 Paid or Accrued                     42,041         51,182         47,721
 Waived                               2,137             --             --
New York Tax Free Income Fund
Paid or Accrued                      48,024         55,725         54,712
Waived                                   --             --             --


----------
* Represents fees paid or accrued from November 15, 1993 through August 31, 1994 for the Prime Money Market and for the period from April 18, 1994 through August 31, 1994 for the Treasury Plus Money Market Fund and the Federal Money Market Fund.

          Shareholder Servicing Agents, Transfer Agent and Custodian

   The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law.

   Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund on a month-to-month basis. Fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived for the following periods were as follows:

                                 11/1/93             9/1/94               12/1/95
                                 through             through              through
                                 8/31/94             8/31/95              8/31/96
                            -----------------   -----------------    ------------------
Fund                        payable    waived   payable    waived     payable    waived
----                        -------    ------   -------    ------    --------    ------
U.S. Government
Money Market Fund
 Vista Shares               713,799          --     816,674          --   3,193,687     791,007
 Premier Shares             518,683          --     684,952          --   2,336,485     194,645
100% Treasury
Securities Money
Market Fund
 Vista Shares                    --          --          --          --   4,161,761     803,962
 Premier Shares                  --          --          --          --         126          --
Cash Management
Fund
 Vista Shares               559,995      50,574     348,526     106,710   4,086,512     143,866
 Premier Shares             401,859          --     422,032          46     368,896      30,771
Treasury Plus
Money Market Fund
 Vista Shares                   n/a         n/a         n/a         n/a   1,747,171     711,428
 Premier Shares                  17          17       2,970       2,970     172,057      21,998
Federal Money Market
Fund
 Vista Shares                 2,635       2,635     353,730     140,653     880,856     584,851
 Premier Shares               3,571       3,571     109,180      15,790     455,489      41,636
Prime Money Market Fund
 B Shares                       687          --      10,080       5,488      25,702      25,702
 Premier Shares             217,100          --      82,617      72,534     910,639     214,388
Tax Free Money
Market Fund
 Vista Shares               312,937          --     367,259          --   1,029,700     264,273
 Premier Shares             353,241     226,331     344,945     131,039     465,133     139,053
N.Y. Tax Free
Money Market Fund           698,735          --     954,117          --   1,976,547     415,903
California Tax Free
Money Market Fund           119,635     119,635     139,735     139,735     169,905     152,096
Tax Free Income Fund
 A Shares                   196,918     169,386     223,990     179,192     201,911     173,806
 B Shares                    13,285          --      31,921          --      37,015          --
N.Y. Tax Free Income
  Fund
 A Shares                   233,497     179,364     256,481     205,185     241,773     208,893
 B Shares                     6,614          --      21,430          --      32,078          --
California Intermediate
 Tax Free Fund               83,485      83,485      85,003      85,003      77,293      77,293


   There is no Shareholder Servicing Agent, and thus no shareholder servicing fees, for the Institutional Shares of the Money Market Funds.

   The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

   Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund for which Chase receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for the Funds. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245. For additional information, see the Prospectuses.

                           INDEPENDENT ACCOUNTANTS

   The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended August 31, 1996, and the related financial highl ights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. Price Waterhouse LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

   The financial statements incorporated herein by reference from The Hanover Funds, Inc.'s Annual Reports to Shareholders for the year ended November 30, 1995, and the related financial highlights for the Vista 100% U.S. Treasury Securities Money Market Fund and the Vista Cash Management Fund for the periods prior to December 1, 1995 which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing. KPMG Peat Marwick LLP has offices at 345 Park Avenue, New York, New York 10154.



                          CERTAIN REGULATORY MATTERS

   Banking laws, including the Glass-Steagall Act as currently interpreted, prohibit bank holding companies and their affiliates from sponsoring, organizing, controlling, or distributing shares of, mutual funds, and generally prohibit banks from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks or their affiliates from acting as investment adviser, administrator or custodian to mutual funds or from purchasing mutual fund shares as agent for a customer. Chase and the Trust believe that Chase (including its affiliates) may perform the services to be performed by it as described in the Prospectus and this Statement of Additional Information without violating such laws. If future changes in these laws or interpretations required Chase to alter or discontinue any of these services, it is expected that the Board of Trustees would recommend alternative arrangements and that investors would not suffer adverse financial consequences. State securities laws may differ from the interpretations of banking law described above and banks may be required to register as dealers pursuant to state law.



   Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                             GENERAL INFORMATION
              Description of Shares, Voting Rights and Liabilities


   Mutual Fund Trust is an open-end, management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994. Because certain of the Funds comprising the Trust are "non-diversified", more than 5% of any of the assets of any such Fund may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund. The fiscal year-end of the Funds in the Trust is August 31.


   The Trust currently consists of 12 series of shares of beneficial interest, par value $.001 per share. With respect to the Money Market Funds and certain of the Income Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre- emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

   Shareholders of the Vista Shares, Premier Shares and Institutional Shares of the Money Market Funds bear the fees and expenses described herein and in the Prospectuses. The fees paid by the Vista Shares to the Distributor and Shareholder Servicing Agent under the distribution plans and shareholder servicing arrangements for distribution expenses and shareholder services provided to investors by the Distributor and Shareholder Servicing Agents, absent waivers, generally are more than the respective fees paid under distribution plans and shareholder servicing arrangements adopted for the Premier Shares. The Institutional Shares pay no distribution or Shareholder Servicing fee. As a result, absent waivers, at any given time, the net yield on the Vista Shares will be lower than the yield on the Premier Shares and the yield on the Premier Shares will be lower than the yield on Institutional Shares. Standardized yield quotations will be computed separately for each class of shares of a Fund.

   The Vista Tax Free Income Fund and Vista New York Tax Free Income Fund offer both Class A and Class B shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

   Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

   The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

   Certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for shares of the Money Market Funds or Class B shares of the Income Funds.


   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

   The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


   The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               Principal Holders

   As of November 30, 1996, the following persons owned of record, directly or indirectly, 5% or more of the outstanding shares of the following classes of the following Funds:


Vista US Government Money Market Fund--Vista Shares


CUDD & COMPANY                                                   18.48%
OMNIBUS ACCOUNT # 1
PTIS DIV ATTN: ANDREW C. OLSON
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY 10036-8701

CHEMICAL BANK                                                      8.90%
ADMINISTRATIVE SERVICES
ATTN: SEVAN MARINOS
AIS SECTION 31/270
270 PARK AVENUE
NEW YORK, NY 10017-2014

Vista US Government Money Market Fund--Premier Shares
CHASE MANHATTAN BANK NA                                           33.48%
ATTN: DEBORAH DERENZO
4 NEW YORK PLAZA FL 9
NEW YORK, NY 10004-2413

CHASE MANHATTAN BANK NA                                           16.87%
GLOBAL SEC SERVICES OMNIBUS
ATTN: ALEX KWONG
3 CHASE METRO TECH CENTER
7TH FLOOR
BROOKLYN, NY 11245-0002

PENLIN & CO                                                       12.62%
CHASE LINCOLN FIRST BANK
ATTN: P WHALEN
PO BOX 1412
ROCHESTER, NY 14603-1412

NATIONAL FINANCIAL SERV CORP                                       6.57%
FOR THE EXCL BEN OF OUR CUST
ATTN: MIKE MCLAUGHLIN
CHURCH STREET STATION PO BOX 3908
NEW YORK, NY 10008-3908

Vista US Government Money Market Fund--Institutional Shares
CHASE MANHATTAN BANK NA                                           30.71%
ATTN: DEBORAH DERENZO
4 NEW YORK PLAZA FL 9
NEW YORK, NY 10004-0002

PRUDENTIAL INSURANCE COMPANY                                      19.44%

STEVEN MARRERO
450 W 33RD ST FL 15
NEW YORK, NY 10001-2603

CHASE MANHATTAN BANK NA                                           14.92%
GLOBAL SEC SERVICES OMNIBUS
ATTN: ALEX KWONG
3 CHASE METRO TECH CENTER
7TH FLOOR
BROOKLYN, NY 11245-0002

ODYSSEY PARTNERS LP                                               10.01%
C/O LAWRENCE LEVITT
31 W 52ND ST
NEW YORK, NY 10019-6118

Vista Cash Management Fund--Vista Shares

CHEMICAL BANK                                                     11.00%
ADMINISTRATIVE SERVICES
ATTN: SEVAN MARINOS
AIS SECTION 31/270
270 PARK AVENUE
NEW YORK, NY 10017-2014

CHASE MANHATTAN BANK NA                                            7.39%
GLOBAL SEC SERVICES OMNIBUS
ATTN: ALEX KWONG
3 CHASE METRO TECH CENTER
7TH FLOOR
BROOKLYN, NY 11245

Vista Cash Management Fund--Premier Shares

CHASE MANHATTAN BANK NA                                           25.87%
GLOBAL SEC SERVICES OMNIBUS
ATTN: ALEX KWONG
3 CHASE METRO TECH CENTER
7TH FLOOR
BROOKLYN, NY 11245-0002

NATIONAL FINANCIAL SERV CORP                                      14.69%
FOR THE EXCL BEN OF OUR CUST
ATTN: MIKE MCLAUGHLIN
CHURCH STREET STATION
PO BOX 3908
NEW YORK, NY 10008-3908

CHASE MANHATTAN BANK NA                                            8.60%
SPECIAL ACTIVITY AC FOR EXCLUSIVE
BENEFIT OF CPA CUSTOMERS OF CMB NA
PROOF & CONTROL/ATTN: JOHN MOLLOY
2000 MARCUS AVENUE-1
NEW HYDE PARK, NY 11042-1063

CUDD & COMPANY                                                     7.86%
OMNIBUS ACCOUNT #1
PTIS DIV ATTN: ANDREW C OLSON
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY 10036-8701

CHASE MANHATTAN BANK NA                                            7.22%
METROPOLITAN COMMUNITY BANK
ATTN: JOHN MOLLOY
PROOF & CONTROL
1985 MARCUS AVENUE-2
NEW HYDE PARK, NY 11042-1081

Vista Cash Management Fund--Institutional Shares

CHASE MANHATTAN BANK NA                                           51.63%
GLOBAL SEC SERVICES OMNIBUS
ATTN: ALEX KWONG
3 CHASE METRO TECH CENTER
7TH FLOOR
BROOKLYN, NY 11245-0002

CUDD & COMPANY                                                    15.62%
OMNIBUS ACCOUNT #1
PTIS DIV ATTN: ANDREW C OLSON
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY 10036-8701

NATIONAL FINANCIAL SERV CORP                                       6.92%
FOR THE EXCL BEN OF OUR CUST
ATTN: MIKE MCLAUGHLIN
CHURCH STREET STATION
PO BOX 3908
NEW YORK, NY 10008-3908

Vista Prime Money Market Fund--Institutional Shares

CHASE MANHTTAN BANK NA                                            40.86%
ATTN: DEBORAH DERENZO
4 NEW YORK PLAZA FL 9
NEW YORK, NY 10004-2413

CHASE MANHATTAN BANK NA                                           20.08%
GLOBAL SEC SERVICES OMNIBUS
ATTN: ALEX KWONG
3 CHASE METRO TECH CENTER
7TH FLOOR
BROOKLYN, NY 1245-0002

CHEMICAL BANK-OMNIBUS                                              7.94%
F/B/O INSTITUTIONAL CUSTODY
4 NEW YORK PLAZA FL 4
NEW YORK, NY 10004-2413

IRWIN HOME EQUITY CORP TR 96-2                                     6.51%
PREFUNDING
C/O CHASE MANHATTAN BANK
450 W 33RD ST
NEW YORK, NY 10001-2603

Vista Prime Money Market Fund--Premier Shares

CHASE MANHATTAN BANK NA                                           68.93%
ATTN: DEBORAH DERENZO
4 NEW YORK PLAZA FL 9
NEW YORK, NY 10004-2413

CHASE SALLIE MAE EDUCATION LOAN                                    7.31%
TRUST
UA DTD OCT 01 96
ATTN: RICHARD LORENZEN
450 W 33RD ST 15TH FLR
NEW YORK, NY 10001-2603

Vista Treasury Plus Money Market Fund--Vista Shares

OBIE & CO                                                         19.02%
C/O TEXAS COMMERCE BANK
ATTN: STIF UNIT 17 HCB 98
PO BOX 2558
HOUSTON, TX 77252-2558

CHEMICAL BANK                                                      8.37%
ADMINISTRATIVE SERVICES
ATTN: SEVAN MARINOS
AIS SECTION 31/270
270 PARK AVENUE
NEW YORK, NY 10017-2014

CHASE MANHATTAN BANK NA                                            5.01%
ATTN: DEBORAH DERENZO
4 NEW YORK PLAZA FL 9
NEW YORK, NY 10004-2413

Vista Treasury Plus Money Market Fund--Premier Shares

CHASE MANHATTAN BANK NA                                           66.32%
ATTN: DEBORAH DERENZO
4 NEW YORK PLAZA FL 9
NEW YORK, NY 10004-2413

PHOTRONICS INCORPORATED                                            8.03%
ATTN: ROBERT J BOLLO
15 SECOR ROAD
BROOKFIELD, CT 06804-3937

TRENWICK GROUP INC                                                 5.39%
C/O LORI STALOWICZ
METRO CENTER ONE STATION PLACE
STAMFORD, CT 06902

Vista Treasury Plus Money Market Fund--Institutional Shares


CHASE MANHATTAN BANK NA                                           31.24%
ATTN: DEBORAH DERENZO
4 NEW YORK PLAZA FL 9
NEW YORK, NY 10004-2413

AT&T CAPITAL CORPORATION                                          12.56%
ATTN: KATHLEEN BECK
ATT CAPITAL CORP
44 WHIPPANY RD 2ND FLR
MORRISTOWN, NJ 07960-4558

MURRAY PARTNERS LP                                                 9.86%
C/O JEFFERY A ARONSON
270 MADISON AVE STE 1302
NEW YORK, NY 10016

CHASE MANHATTAN BANK NA                                            7.91%
GLOBAL SEC SERVICES OMNIBUS
ATTN: ALEX KWONG
3 CHASE METRO TECH CENTER 7TH FLOOR
BROOKLYN, NY 11245-0002

OBIE & CO                                                          7.84%
C/O TEXAS COMMERCE BANK
ATTN: STIF UNIT 17 HCB 98
PO BOX 2558
HOUSTON, TX 77252-2558

MUNICH REINSURANCE ESCROW                                          6.34%
ATTN: CHRISTOPHER GREENE
450 WEST 33RD ST FL 15
NEW YORK, NY 10001-2603

Vista Federal Money Market Fund--Vista Shares

CHASE MANHATTAN BANK NA                                           15.63%
METROPOLITAN COMMUNITY BANK
ATTN: JOHN MOLLOY
PROOF & CONTROL
1985 MARCUS AVENUE-2
NEW HYDE PARK, NY 11042-1081

Vista Federal Money Market Fund--Premier Shares

NATIONAL FINANCIAL SERV CORP                                      45.61%
FOR THE EXCL BEN OF OUR CUST
ATTN: MIKE MCLAUGHLIN
CHURCH STREET STATION
PO BOX 3908
NEW YORK, NY 10008-3908

CHASE MANHATTAN BANK NA                                           30.53%
SPECIAL ACTIVITY AC FOR EXCLUSIVE
BENEFIT OF CPA CUSTOMERS OF CMB NA
PROOF & CONTROL/ATTN: JOHN MOLLOY
1985 MARCUS AVENUE-2
NEW HYDE PARK, NY 11042-1081

Vista Federal Money Market Fund--Institutional Shares

CUDD & COMPANY                                                    46.05%
OMNIBUS ACCOUNT#1
PTIS DIV ATTN: ANDREW C OLSON
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY 10036-8701

CHASE MANHATTAN BANK NA                                           23.23%
ATTN: DEBORAH DERENZO
4 NEW YORK PLAZA FL 9
NEW YORK, NY 10004-2413

HEALTH MANAGEMENT SYSTEMS INC                                     11.15%
ATTN: BARBARA MOUNADI
401 PARK AVES FL 4
NEW YORK, NY 10016-8808

Vista Tax Free Money Market Fund--Vista Shares

CUDD & COMPANY                                                    31.91%
OMNIBUS ACCOUNT #1
PTIS DIV ATTN: ANDREW C OLSON
VALERIE DUNBAR-INSTL TRUST GRP
450 W 33RD STREET FL 15
NEW YORK, NY 10001-2603

CHEMICAL BANK                                                     23.17%
ADMINISTRATIVE SERVICES
ATTN: SEVAN MARINOS
AIS SECTION 31/270
270 PARK AVE

NEW YORK, NY 10017-2014
OBIE & CO                                                         10.32%
C/O TEXAS COMMERCE BANK
ATTN: STIF UNIT 17 HCB 98
PO BOX 2558
HOUSTON, TX 77252-2558

Vista Tax Free Money Market Fund--Premier Shares

CUDD & COMPANY                                                    52.58%
CHASE MANHATTAN BANK NA PTIS DIV
ATTN: ANDREW C OLSON 35TH FL
1211 AVE OF THE AMERICAS
NEW YORK, NY 10036-8701

NATIONAL FINANCIAL SERV CORP                                       6.61%
FOR THE EXCL BEN OF OUR CUST
ATTN: MIKE MCLAUGHLIN
CHURCH STREET STATION
PO BOX 3908
NEW YORK, NY 10008-3908

CHASE MANHATTAN BANK NA                                            5.57%
METROPOLITAN COMMUNITY BANK
ATTN: JOHN MOLLOY
PROOF & CONTROL
1985 MARCUS AVENUE-2
NEW HYDE PARK, NY 11042-1081

Vista Tax Free Money Market Fund--Institutional Shares

CUDD & COMPANY                                                    53.46%
OMNIBUS ACCOUNT #1
PTIS DIV ATTN: ANDREW C OLSON
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY 10036-8701

UNION BANK OF SWITZERLAND NY                                      16.07%
BRANCH AS CUSTODIAN
ATTN: ANDREW FOX
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105-0199

NOMURA RESEARCH INSTITUTE AMERICA INC                             10.67%
NICHOLAS CURCIO VP CONTROLLER
2 WORLD FINANCIAL CENTER 18TH FLR
NEW YORK, NY 10281-1008

Vista 100% US Treasury Securities Money Market Fund--Vista Shares

CHEMICAL BANK                                                     13.20%
ADMINISTRATIVE SERVICES
ATTN: SEVAN MARINOS
AIS SECTION 31/270
270 PARK AVENUE
NEW YORK, NY 10017-2014

Vista 100% US Treasury Securities Money Market Fund--Premier Shares

DVI COMMUNICATIONS INC                                            38.83%
170 BROADWAY FL 11
NEW YORK, NY 10038-4154

ALLALEMDJIAN FUR CORP                                             37.55%
234 W 30TH ST
NEW YORK, NY 10001-4901

JOHN P ENGEL & ASSOCIATES                                         23.56%
1740 BROADWAY FL 25
NEW YORK, NY 10019-4315

Vista 100% US Treasury Securities Money Market Fund--Institutional Shares

LOUISIANA PACIFIC                                                 49.29%
ATTN: AURA V CALDAS
450 W 33RD ST FL 15
NEW YORK, NY 10001-2603

CHASE MANHATTAN BANK NA                                           31.48%
GLOBAL SEC SERVICES OMNIBUS
ATTN: ALEX KWONG
3 CHASE METRO TECH CENTER
7TH FLOOR
BROOKLYN, NY 11245-0002
OBIE & CO                                                         13.92%

C/O TEXAS COMMERCE BANK
ATTN: STIF UNIT 17 HCB 98
PO BOX 2558
HOUSTON, TX 77252-2558

Vista New York, Tax Free Money Market Fund--Vista Shares

CUDD & COMPANY                                                    26.47%
C/O CHASE MANHATTAN BANK
PTIS DIV ATTN: ANDREW C OLSON
1211 AVE OF THE AMERICAS 35TH FL
NEW YORK, NY 10036-8701

CHEMICAL BANK                                                     15.21%
ADMINISTRATIVE SERVICES
ATTN: SEVAN MARINOS
AIS SECTION 31/270
270 PARK AVENUE
NEW YORK, NY 10017-2014

CHASE MANHATTAN BANK NA                                           11.86%
METROPOLITAN COMMUNITY BANK
ATTN: JOHN MOLLOY
PROOF & CONTROL
1985 MARCUS AVENUE-2
NEW HYDE PARK, NY 11042-1081

NATIONAL FINANCIAL SERV CORP                                       8.17%
FOR THE EXCL BEN OF OUR CUST
ATTN: MIKE MCLAUGHLIN
CHURCH STREET STATION
PO BOX 3908
NEW YORK, NY 10008-3908

CHASE MANHATTAN BANK NA                                            6.54%
SPECIAL ACTIVITY AC FOR EXCLUSIVE
BENEFIT OF CPA CUSTOMERS OF CMB NA
PROOF & CONTROL/ATTN: JOHN MOLLOY
1985 MARCUS AVENUE-2
NEW HYDE PARK, NY 11042-1081

Vista California Tax Free Money Market Fund--Vista Shares

UNION BANK OF SWITZERLAND NY                                      37.27%
ATTN: ANDREW FOX VP
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105-0199

CUDD & COMPANY                                                    31.73%
C/O CHASE MANHATTAN BANK
PTIS DIV ATTN: ANDREW C OLSON
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY 10036-8701

NATIONAL FINANCIAL SERV CORP                                      14.14%
FOR THE TXCL BEN OF OUR CUST
ATTN: MIKE MCLAUGHLIN
CHURCH STREET STATION
PO BOX 3908
NEW YORK, NY 1008-3908

Vista New York Tax Free Income Fund--A Shares

CUDD & COMPANY                                                    23.89%
CUSTODY DIVISION
1211 6TH AVENUE 35TH FLOOR

NEW YORK, NY 10036-8701
CUDD & COMPANY                                                     5.53%
CUSTODY DIVISON
1211 6TH AVENUE 35TH FLOOR
NEW YORK, NY 10036-8701

Vista Tax Free Income Fund--A Shares
CUDD & COMPANY                                                     5.26%
CUSTODY DIVISION
1211 6TH AVENUE 35TH FLOOR
NEW YORK,NY 10036-8701

                             Financial Statements


   The 1996 Annual Report to Shareholders of each Fund including the reports of independent accountants, financial highlights and financial statements for the fiscal year ended August 31, 1996 contained therein, are incorporated herein by reference.

              Specimen Computations of Offering Prices Per Share

New York Tax Free Income Fund (specimen computations)
Net Asset Value and Redemption Price per Share of Beneficial Interest at August 31, 1996   $11.39
Maximum Offering Price per Share ($ 11.39 divided by .955) (reduced on purchases of
  $100,000 or more)                                                                        $11.93
New York Tax Free Income Fund B Shares (specimen computations)
Net Asset Value and Redemption Price per Share of Beneficial Interest at August 31, 1996   $11.33
Tax Free Income Fund (specimen computations)
Net Asset Value and Redemption Price per Share of Beneficial Interest at August 31, 1996   $11.84
Maximum Offering Price per Share ($11.84 divided by .955) (reduced on purchases of
  $100,000 or more)                                                                        $12.40
Tax Free Income Fund B Shares (specimen computations)
Net Asset Value and Redemption Price per Share of Beneficial Interest at August 31, 1996   $11.76
California Intermediate Tax Free Income Fund (specimen computations)
Net Asset Value and Redemption Price per Share of Beneficial Interest at August 31, 1996   $ 9.81
Maximum Offering Price per Share ($ 9.81 divided by .955) (reduced on purchases of
  $100,000 or more)                                                                        $10.27
The Shares of the Money Market Funds are offered for sale at Net Asset Value

                                   APPENDIX A
                      DESCRIPTION OF CERTAIN OBLIGATIONS
                   ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                        AGENCIES OR INSTRUMENTALITIES

   Federal Farm Credit System Notes and Bonds--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

   Maritime Administration Bonds--are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

   FNMA Bonds--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.

   FHA Debentures--are debentures issued by the Federal Housing
Administration of the U.S. Government and are guaranteed by the U.S.
Government.

   FHA Insured Notes--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. Government.


   GNMA Certificates--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.



   FHLMC Certificates and FNMA Certificates--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.


   GSA Participation Certificates--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.

   New Communities Debentures--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

   Public Housing Bonds--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

   Penn Central Transportation Certificates--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

   SBA Debentures--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.


   Washington Metropolitan Area Transit Authority Bonds--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.


   FHLMC Bonds--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

   Federal Home Loan Bank Notes and Bonds--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

   Student Loan Marketing Association ("Sallie Mae") Notes and Bonds--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

   D.C. Armory Board Bonds--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

   Export-Import Bank Certificates--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

   In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

   Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                           DESCRIPTION OF RATINGS*

   The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

           Description of Moody's four highest municipal bond ratings

   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


    Description of Moody's three highest ratings of state and municipal notes



   Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature- variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:



   MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.



   MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

  MIG-3/VMIG-3--Notes bearing this designation are of favorable quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


      Description of Standard & Poor's four highest municipal bond ratings

   AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

   AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

   A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   Plus (+) or Minus ( ): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                    Description of Standard & Poor's ratings
                 of municipal notes and tax-exempt demand bonds

   A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

   --Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

   --Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

   Note rating symbols are as follows:

   SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

   SP-2--Satisfactory capacity to pay principal and interest.

   SP-3--Speculative capacity to pay principal and interest.

   Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

   The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/B-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

     Description of Standard & Poor's two highest commercial paper ratings

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

   B-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

           Description of Moody's two highest commercial paper ratings

   Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

   Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries;
(2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short- term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 Description of Fitch's ratings of municipal notes and tax-exempt demand bonds

                            Municipal Bond Ratings

   The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

   AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

   A--Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstance than bonds with higher ratings.


   BBB--Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.



   Plus and minus signs are used by Fitch to indicate the relative position of credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                               Short-Term Ratings

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

   F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


   F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.



   F-3--Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

                                  APPENDIX C

                  SPECIAL INVESTMENT CONSIDERATIONS RELATING TO
                          NEW YORK MUNICIPAL OBLIGATIONS

   Some of the significant financial considerations relating to the investments of the New York Municipal Bond Fund in New York municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

                                New York State

   New York State Financing Activities. There are a number of methods by which New York State (the 'State') may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the New York State Legislature (the 'Legislature') and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

   The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANS may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.

   The State may also, pursuant to specific constitutional authorization, directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The constitutional provisions allowing a State-guarantee of certain Port Authority of New York and New Jersey debt stipulates that no such guaranteed debt may be outstanding after December 31, 1996. State-guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

   Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

   The State employs additional long-term financing mechanisms, lease-purchase and contractual- obligation financing, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the

Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the New York Local Government Assistance Corporation ('LGAC') to restructure the way the State makes certain local aid payments. The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

   The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees although there can be no assurance that such a default or call will not occur in the future.

   The State also employs moral obligation financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and statutory provisions require the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority although there can be no assurance that such a default will not occur in the future.

   The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1996-97 fiscal year. The State expects to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $101 million in COPs during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.

   Borrowings by other public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total $2.15 billion, including costs of issuances, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1996-97 capital projects. Included therein are borrowings by (i) DASNY for SUNY, The City University of New York ("CUNY"), health facilities, and mental health facilities; (ii) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) UDC (doing business as the Empire State Development Corporation) for prison and youth facilities; (iv) the Housing Finance Agency ("HFA") for housing programs; and (v) borrowings by the Environmental Facilities Corporation ("EFC") or other authorities. In addition, the Legislature has authorized DASNY to refinance a $787 million pension obligation of the State.

   In the 1996 legislative session, the Legislature approved the Governor's proposal to present to the voters in November 1996 a $1.75 billion State general obligation bond referendum to finance various environmental improvement and remediation projects. If the Clean Water, Clean Air Bond Act is approved by the voters, the amount of general obligation bonds issued during the 1996-97 fiscal year may increase above the $411 million currently included in the 1996-97 Borrowing Plan to finance a portion of this new program.

   In addition to the arrangements described above, State law provides for State municipal assistance corporations, which are Authorities authorized to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York ("MAC") was created to provide financing assistance to New York City (the "City"). To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York State Sales Tax for the Benefit of New York City, the State-imposed Stock Transfer Tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984.

   State Financial Operations. The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

   Although the State ranks 22nd in the nation for its State tax burden, the State has the second highest combined state and local tax burden in the United States. In 1991, total State and local taxes in New York were $3,349 per capita, compared with $1,475 per capita in 1980. Between 1980 and 1991, State and local taxes per capita increased at approximately the same rate in the State as in the nation as a whole with per capita taxes in the State increasing by 127% while such taxes increased 111% in the nation. The State Division of the Budget ("DOB") believes, however, that it is more informative to describe the state and local tax burden in terms of its relationship to personal income. In 1992, total State and local taxes in New York were $154.70 per $1,000 of personal income, compared with $152.70 in 1980. Between 1980 and 1992, State and local taxes per $1,000 of personal income increased at a slower rate in the State than in the nation as a whole with such taxes in the State increasing by 1.3 percent while such taxes increased 4 percent in the nation. The State and its localities have used these taxes to develop and maintain their respective transportation networks, public schools and colleges, public health systems, other social services, and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

   The national economy began expanding in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State, and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. DOB forecasted that national economic growth would weaken, but not turn negative, during the course of 1995 before beginning to rebound. This dynamic is often described as a 'soft landing.'

   The national economy achieved the desired 'soft landing' in 1995, as growth slowed from 6.2 percent in 1994 to a rate sufficiently slow to inhibit the buildup of inflationary pressures. This was achieved without any material pause in the economic expansion, although recession worries flared in the late spring and early summer. Growth in the national economy is expected to moderate during 1996. Real GDP grew only 0.9 percent in the fourth quarter of 1995, and there were declines in the leading economic indicators in four of the past five months. It is anticipated that slow economic growth will continue through the first half of 1996 and inflationary pressures will be modest in 1996. Economic growth will gradually accelerate in the second half of 1996 as the lower level of interest rates over the last year is expected to stimulate economic activity. Economic growth, as measured by the nation's nominal GDP, is projected to expand by 4.3 percent in 1996 versus 4.6 in 1995. In 1992 dollars, real GDP is expected to grow 1.8 percent as compared with the 2.1 percent growth in 1995. By either measure, economic growth is projected to be noticeably slower for 1996 than 1995.

   To stimulate economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatements from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, the State has created 40 'economic development zones' in economically distressed regions of the States. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones. There can be no assurance that these programs will be successful.



   From 1994 to 1995 the annual growth rates of most economic indicators for the State improved. The pace of private sector employment expansion and personal income and wage growth all accelerated. Government employment fell as workforce reductions were implemented at federal, State and local levels. Similar to the nation, some moderation of growth is expected in the year ahead. Private sector employment is expected to continue to rise, although somewhat more slowly than in 1995, while public employment should continue to fall, reflecting government budget cutbacks. Anticipated continued restraint in wage settlements, a lower rate of employment growth and falling interest rates are expected to slow personal income growth significantly.

   The State's current fiscal year commenced on April 1, 1996, and ends on March 31, 1997, and is referred to herein as the State's 1995-96 fiscal year.

   The State's budget for the State's 1996-97 fiscal year, commencing on April 1, 1996, was enacted by the Legislature on July 13, 1996. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year. The 1996-97 State Financial Plan is updated in October and January. The 1996-97 State Financial Plan is projected to be balanced on a cash basis. Total General Fund receipts and transfers from other funds are projected to be $33.17 billion, while total General Fund disbursements and transfers to other funds are projected to be $33.12 billion. After adjustments for comparability, the adopted 1996-97 budget projects a year-over-year increase in General Fund disbursements of 0.2 percent. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher than projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources.

   The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. Actual results could differ materially and adversely from projections and those projections may be changed materially and adversely from time to time.

   The 1996-97 State Financial Plan includes actions that will have an effect on the budget outlook for State fiscal year 1996-97 and beyond. The State Division of the Budget estimates that the 1996-97 State Financial Plan contains actions that provide non-recurring resources or savings totaling approximately $1.3 billion, or 3.9% of total General Fund receipts. These include the use of $481 million in surplus funds available from the Medical Malpractice Insurance Association, $134 million in savings from a refinancing of certain pension obligations, $88 million in projected savings from bond refundings, and $36 million in surplus fund transfers. The balance is composed of $314 million in resources carried forward from the State's 1995-96 fiscal year and various other actions, including that portion of the proposed tax amnesty program that is projected to be non-recurring.

   The State closed projected budget gaps of $5.0 billion and $3.9 billion for its 1995-96 and 1996-97 fiscal years, respectively. The 1997-98 gap was projected at $1.44 billion, based on the Governor's proposed budget of December 1995. As a result of changes made in the enacted budget, that gap is now expected to be larger.

   The out-year projection will be impacted by a variety of factors. Enacted tax reductions, which reduced receipts in the 1996-97 State fiscal year by an incremental $2.4 billion, are projected to reduce receipts in the 1997-98 State fiscal year by an additional increment of $2.1 billion. The use of up to $1.3 billion of non- recurring resources in 1996-97, and the annualized costs of certain program increases in the 1996-97 enacted budget, will both add additional pressure in closing the 1997-98 gap. However, actions undertaken in the State's 1996-97 fiscal year, such as workforce reductions, health care and education reforms, and strict controls on State agency spending, are expected to provide larger recurring savings in State fiscal year 1997- 98. Sustained growth in the State's economy and continued declines in welfare caseload and Medicaid costs would produce additional savings in the 1997-98 Financial Plan.

   In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the Federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

   On October 29, 1996, the State issued its second quarterly update to the 1996-97 State Financial Plan based on updated economic forecasts, actual receipts and disbursements for the first six months of the fiscal year and an assessment of changing program requirements. The update reflects a balanced 1996-97 State Financial Plan, with a reserve for contingencies in the General Fund of $300 million, which will be utilized to help offset a variety of potential risks and other unexpected contingencies that the State may face during the balance of the 1996-97 fiscal year. Actual receipts through the first two quarters of the 1996-97 State fiscal year reflect stronger-than-expected growth in most taxes, with actual receipts exceeding expectations by $276 million, and, based on the revised economic outlook and actual receipts for the first six months of 1996-97, projected General Fund receipts for the 1996-97 State fiscal year have been increased by $420 million.

   Uncertainties with regard to the economy, as well as the outcome of certain litigation now pending against the State, could produce adverse effects on the State's projections of receipts and disbursements. For example, changes to current levels of interest rates or deteriorating world economic conditions could have an adverse effect on the State economy and produce results in the current fiscal year that are worse than predicted. Similarly, adverse judgments in legal proceedings against the State could exceed amounts reserved in the 1996-97 Financial Plan for payment of such judgments and produce additional unbudgeted costs to the State.

   On August 13, 1996, the State Comptroller released a report in which he identified several risks to the State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $3 billion for the State's 1997-98 fiscal year and approximately $3.2 billion for the State's 1998-99 fiscal year. The 1997-98 fiscal year estimate by the State Comptroller is within the range previously discussed by the State Division of the Budget.

   The Governor is required to submit a balanced budget to the State Legislature and has indicated that he will close any potential imbalance in the 1997-98 Financial Plan primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. It is expected by the State Division of the Budget that the State's 1997-98 Financial Plan will reflect a continuing strategy of substantially reduced State spending, including agency consolidations, reductions in the State workforce, and efficiency and productivity initiatives. The division of the Budget intends to update the State Financial Plan and provide an update to the Annual Information Statement upon release of the 1997-98 Executive Budget.

   On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. On October 16, 1996, the Governor submitted the State's TANF implementation plan to the federal government, as required under the new federal welfare law. Legislation will be required to implement the State's TANF plan. The Governor has indicated that he plans to introduce legislation necessary to conform with federal law shortly, and that he may submit amendments to the State plan if necessary. The Governor's proposals will be available for consideration by the Legislature either before the end of calendar 1996 or in the 1997 legislative session. It is expected by the State that funding levels provided under the federal TANF block grant will be higher than currently anticipated in the State's financial plan. However, the net fiscal impact of any changes to the State's welfare programs that are necessary to conform with federal law will be dependent upon such factors as the ability of the State to avoid any federal fiscal penalties, the level of additional resources required to comply with any new State and/or federal requirements, and the division of non-federal welfare costs between the State and its localities. States are required to comply with the new federal welfare reform law no later than July 1, 1997. Given the size and scope of the changes required under federal law, it is likely that these proposals will produce extensive public discussions. There can be no assurances that the State Legislature will enact welfare reform proposals as submitted by the Governor and as required under federal law.



   In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. A delay in the adoption of the State's budget beyond the statutory April 1 deadline could delay the projected receipt by the City of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

   The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1995-96 fiscal year (the '1995-96 State Financial Plan') was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan is updated quarterly pursuant to law in July, October and January.

   The 1995-96 budget is the first to be enacted in the administration of Governor George Pataki, who assumed office on January 1, 1995. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-year decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6 percent. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to increase by only 2.5 percent from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0 percent annually.

   In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the 1995-96 State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

   The 1995-96 State Financial Plan contemplates closing this gap based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The 1995-96 State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts. There can be no assurance that these gap-closing measures can be implemented as planned.



   The following discussion summarizes updates to the 1995-96 State Financial Plan and recent fiscal years with particular emphasis on the State's General Fund. Pursuant to statute, the State updates the financial plan at least on a quarterly basis. Due to changing economic conditions and information, public statements or reports may be released by the Governor, members of the Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially and adversely from the information provided herein.

   The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1995-96 fiscal year, the General Fund is expected by the State to account for approximately 49 percent of total governmental-fund receipts and 71 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

   The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts are projected to be $33.110 billion, an increase of $48 million over total receipts in the prior fiscal year. Total General Fund disbursements are projected to be $33.055 billion, an increase of $344 million over the total amount disbursed and transferred in the prior fiscal year.

   In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds.

   Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise more than 40 percent of total government funds receipts and disbursements in the 1995-96 fiscal year, about three-quarters of that activity relates to Federally-funded programs.

   Projected receipts in this fund type total $25.547 billion, an increase of $1.316 billion over the prior year. Projected disbursements in this fund type total $26.002 billion, an increase of $1.641 billion over 1994-95 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, are projected to total $19.209 billion in the 1995-96 fiscal year. Remaining projected spending of $6.793 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority (the 'MTA') funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

   Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1996-97 fiscal year, activity in these funds is expected to comprise 6 percent of total governmental receipts and disbursements.

   Total receipts in this fund type are projected at $3.58 billion. Disbursements from this fund type are projected to be $3.85 billion, a decrease of $120 million (3.1 percent) over prior-year levels, due in part to a reclassification of economic development projects to the category of grants to local governments in the General Fund. The Dedicated Highway and Bridge Trust Fund is the single largest dedicated fund, comprising an estimated $920 million (24 percent) of the activity in this fund type. Total spending for capital projects will be financed through a combination of sources: federal grants (28 percent), public authority bond proceeds (34 percent), general obligation bond proceeds (12 percent), and pay-as-you-go revenues (26 percent).



   Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. This fund is expected to comprise 4 percent of total governmental fund receipts and disbursements in the 1996-97 fiscal year. Receipts in these funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.

   The Debt Service Fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. In the 1996-97 fiscal year, total disbursements in this fund type are projected at $2.58 billion, an increase of $164 million or 16.8 percent. The projected transfer from the General Fund of $1.59 billion is expected to finance 62 percent of these payments.

   The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. A narrative description of cash-basis results in the General Fund is presented below, followed by a tabular presentation of the actual General Fund results for the prior three fiscal years.

   New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of TRANs. A national recession, followed by the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last four fiscal years, however, the State has recorded balanced budgets on a cash basis, with positive fund balances as described below.

   The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The DOB reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

   The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

   General Fund receipts totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels. Mid-year spending reductions, taken as part of a management review undertaken in October at the direction of the Governor, yielded savings from Medicaid utilization controls, office space consolidation, overtime and contractual expense reductions, and statewide productivity improvements achieved by State agencies.

   Together with decreased social services spending, this management review accounts for the bulk of the decline in spending.

   The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.



   General Fund receipts totaled $33.16 billion, an increase of 2.9 percent from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent from the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.

   The State ended its 1993-94 fiscal year with a General Fund cash surplus, primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. A deposit of $268 million was made to the CRF, with a withdrawal during the year of $3 million, and a deposit of $67 million was made to the TSRF. These three transactions result in the change in fund balance of $332 million. In addition, a deposit of $1.14 billion was made to the tax refund reserve account, of which $1.03 billion was available for budgetary purposes in the 1994-95 fiscal year. (For more information on the personal income tax refund reserve account, see Table 5.) The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The General Fund closing balance was $399 million, of which $265 million was on deposit in the CRF and $134 million in the TSRF. The CRF was initially funded with a transfer of $100 million attributable to a positive margin recorded in the 1992-93 fiscal year.

   General Fund receipts totaled $32.23 billion, an increase of 2.6 percent from 1992-93 levels. General Fund disbursements totaled $31.90 billion for the 1993-94 fiscal year, 3.5 percent higher than the previous fiscal year. Receipts were higher in part due to improved tax collections from renewed State economic growth although the State continued to lag behind the national economic recovery. Disbursements were higher due in part to increased local assistance costs for school aid and social services, accelerated payment of certain Medicaid expenses, and the cost of an additional payroll for State employees.

   Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection, beginning in the 1993-94 fiscal year, of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues are used to support the capital programs of the Department of Transportation and the MTA.

   In the Special Revenue Funds, disbursements increased from $22.72 billion to $26.26 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.

   Disbursements in the Capital Projects Funds grew from $3.10 billion to $3.97 billion over the last three years, as spending for transportation and mental hygiene programs increased, partially offset by declines for corrections and environmental programs. The composition of this fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased. The increase in the negative fund balance in 1994-95 resulted from delays in reimbursements caused by delays in the timing of public authority bond sales.
   Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued implementation of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund.



   The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. For example, various proposals relating to federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

   The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

   Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

   Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

   The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Annual Information Statement. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

   In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Leg-islature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.



   On January 13, 1992, Standard & Poor's ("S&P") lowered its rating on the State's general obligation bonds from A to A--and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993 S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P revised its outlook to positive and, on August 5, 1996, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On July 26, 1996, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

   On June 6, 1990, Moody's changed its ratings on all of the State's outstanding general obligation bonds from A1 to A, the rating having been A1 since May 27, 1986. On November 12, 1990, Moody's confirmed the A rating. In 1992, S&P lowered the State's general obligation bond rating to A-, where it currently remains and was affirmed on July 13, 1995. Prior to this, on March 26, 1990, S&P lowered its rating of all of the State's outstanding general obligation bonds from AA- to A. Previous S&P ratings were AA-from August, 1987 to March, 1990 and A+ from November, 1982 to August, 1987.

   Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of September 30, 1995 there were 17 Authorities that had outstanding debt of $100 million or more each, and the aggregate outstanding debt, including refunding bonds, of all state public authorities was $73.45 billion.

   There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities.

   In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements if local assistance payments are so diverted, the affected localities could seek additional State assistance.

   Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to carry out mass transit and commuter services.

   The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The New York State HFA, the New York State Urban Development Corporation and certain other Authorities have in the past required and continue to require substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain other statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.



   Metropolitan Transportation Authority. The MTA oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend for operating support upon a system of State, local government and TBTA support, and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

   Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993 the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1996-97 fiscal year, total State assistance to the MTA is estimated by the State to be approximately $1.09 billion.

   State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan will supersede the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

   There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

   Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1996-97 fiscal year.

   Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

   Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.



   Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

   Municipal Indebtedness. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State other than the City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.

   From time to time, proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

   Litigation. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve:
(i) employee welfare benefit plans seeking a declaratory judgment nullifying on the ground of federal preemption provisions of Section 2807-c of the Public Health Law and implementing regulations which impose a bad debt and charity care allowance on all hospital bills and a 13 percent surcharge on inpatient bills paid by employee welfare benefit plans; (ii) several challenges to provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology; (iii) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central and upstate New York; (iv) challenges to the practice of using patients' Social Security benefits for the costs of care of patients of State Office of Mental Health facilities; (v) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (vi) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers;
(viii) alleged responsibility of the State Department of Environmental Conservation for a plaintiff's inability to complete construction of a cogeneration facility in a timely fashion and the damages suffered thereby;
(ix) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (x) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; (xi) a challenge to the constitutionality of petroleum business tax assessments authorized by Tax Law SS 301; and (xii) an action for reimbursement from the State for certain costs arising out of the provision of preschool services and programs for children with handicapping conditions, pursuant to Sections 4410 (10) and
(11) of the Education Law.

   Adverse developments in the proceedings described above or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1996, the State reports its estimated liability for awards and anticipated unfavorable judgments at $474 million. There can be no assurance that an adverse decision in any of the above cited proceedings would not exceed the amount of the 1996-97 State Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan.



                                New York City

   The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. The City's financial plans are usually prepared quarterly, and the annual financial report for its most recent completed fiscal year is prepared at the end of October of each year.

   In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities and a 'Control Period' from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or 'substantial likelihood and imminence' of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its "Covered Organizations" (i.e., those which receive or may receive money from the City directly, indirectly or contingently) operate under a four-year financial plan, which the City prepares annually and updates periodically and which includes the City's capital revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current four-year financial plan projects substantial budget gaps for each of the 1997 through 1999 fiscal years, before implementation of the proposed gap-closing program contained in the current financial plan. The City is required to submit its financial plans to review bodies, including the Control Board.

   Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State. Unforseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

   Implementation of the Financial Plan is also dependent upon the ability of the City and certain Covered Organizations to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. The City currently projects that if no action is taken, it will exceed its State Constitutional general debt limit beginning in City fiscal year 1998. The current Financial Plan includes certain alternative methods of financing a portion of the City's capital program which require State or other outside approval. Future developments concerning the City or its Covered Organizations, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such Covered Organizations and may also affect the market for their outstanding securities.



   The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and Financial Plan compliance by, the City and its Covered Organizations. According to recent staff reports, the City's economy has experienced weak employment and moderate wage and income growth throughout the mid-1990s. Although this trend is expected to continue for the rest of the decade, there is the risk of a slowdown in the City's economy in the next few years, which would depress revenue growth and put further strains on the City's budget. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial future budget gaps that must be closed with reduced expenditures and/or increased revenues.

   The 1997-2000 Financial Plan projects revenues and expenditures for the 1997 fiscal year balanced in accordance with GAAP. The projections for the 1997 fiscal year reflect proposed actions to close a previously projected gap of approximately $2.6 billion for the 1997 fiscal year. The proposed actions for the 1997 fiscal year include (i) additional agency actions totaling $1.2 billion; (ii) a revised tax reduction program which would increase projected tax revenues by $385 million due to the four year extension of the 12.5% personal income tax surcharge and other actions; (iii) savings resulting from cost containment in entitlement programs to reduce City expenditures and additional proposed State aid of $75 million; (iv) the assumed receipt of revenues relating to rent payments for the City's airports totaling $269 million, which are currently the subject of a dispute with the Port Authority; (v) the sale of the City's television station for $207 million; and (vi) pension cost savings totaling $134 million resulting from a proposed increase in the earnings assumption for pension assets from 8.5% to 8.75%, $40 million of which the City currently does not expect to be achieved. There can be no assurance that these gap-closing measures can be implemented as planned.

   The Financial Plan also sets forth projections for the 1998 through 2000 fiscal years and projects gaps of $1.7 billion, $2.7 billion and $3.4 billion for the 1998, 1999 and 2000 fiscal years, respectively.

   The projections for the 1997 through 2000 fiscal years assume (i) approval by the Governor and the State Legislature of the extension of the 12.5% personal income tax surcharge, which is projected to provide revenue of $171 million, $447 million, $478 million and $507 million in the 1997 through 2000 fiscal years, respectively, (ii) collection of the projected rent payments for the City's airports, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases thereto through pending legal actions; (iii) the ability of HHC and BOE to identify actions to offset substantial City and State revenue reductions and the receipt by BOE of additional State aid; and
(iv) State approval of the cost containment initiatives and State aid proposed by the City. The Financial Plan does not reflect any increased costs which the City might incur as a result of welfare legislation recently enacted by Congress.

   The City's financial plans have been the subject of extensive public comment and criticism. On July 16, 1996, the staff of the City Comptroller issued a report on the Financial Plan. The report concluded that the City's fiscal situation remains serious, and that the City faces budgetary risks of approximately $787 million to $941 million for the 1997 fiscal year, which increase to $4.16 billion to $4.31 billion for fiscal year 2000.

   In connection with the Financial Plan, the City has outlined a gap-closing program for the 1998 through 2000 fiscal years to substantially reduce the remaining $1.7 billion, $2.7 billion and $3.4 billion projected budget gaps for such fiscal years. This program, which is not specified in detail, assumes additional agency programs to reduce expenditures or increase revenues by $674 million, $959 million and $1.1 billion in the 1998 through 2000 fiscal years, respectively; additional reductions in entitlement cost of $400 million, $750 million and $1.0 billion in the 1998 through 2000 fiscal years, respectively; additional savings of $250 million, $300 million and $500 million in the 1998 through 2000 fiscal years, respectively, resulting from restructuring City government by consolidating operations, privatization and mandate management and other initiatives; additional proposed federal and State aid of $105 million, $200 million and $300 million in the 1998 through 2000 fiscal years, respectively; additional revenue initiatives and asset sales of $155 million, $350 million and $400 million in the 1998 through 2000 fiscal years, respectively; and the availability in each of the 1998 through 2000 fiscal years of $100 million of the General Reserve.



   The City's projected budget gaps for the 1999 and 2000 fiscal years do not reflect the savings expected to result from prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 1998 budget are not taken into account in projecting the budget gaps for the 1999 and 2000 fiscal years.

   Although the City has maintained balanced budgets in each of its last sixteen fiscal years, and is projected to achieve balanced operating results for the 1997 fiscal year, there can be no assurance that the gap- closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

                                 Assumptions

   The 1997-2000 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1997-2000 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1997 through 2000 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

   The projections and assumptions contained in the 1997-2000 Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized. The principal projections and assumptions described below are based on information available in May 1996.

   Substantially all of the City's full-time employees are members of labor unions. The Financial Emergency Act requires that all collective bargaining agreements entered into by the City and the Covered Organizations be consistent with the City's current financial plan, except for certain awards arrived at through impasse procedures. During a Control Period, and subject to the foregoing exception, the Control Board would be required to disapprove collective bargaining agreements that are inconsistent with the City's current financial plan.

   Under applicable law, the City may not make unilateral changes in wages, hours or working conditions under any of the following circumstances: (i) during the period of negotiations between the City and a union representing municipal employees concerning a collective bargaining agreement; (ii) if an impasse panel is appointed, then during the period commencing on the date on which such panel is appointed and ending sixty days thereafter or thirty days after it submits its report, whichever is sooner, subject to extension under certain circumstances to permit completion of panel proceedings; or (iii) during the pendency of an appeal to the Board of Collective Bargaining. Although State law prohibits strikes by municipal employees, strikes and work stoppages by employees of the City and the Covered Organizations have occurred.



   The 1997-2000 Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to federal or State funds, will decrease from an estimated level of 206,716 on June 30, 1996 to an estimated level of 203,793 by June 30, 2000, before implementation of the gap closing program outlined in the Financial Plan.

   Contracts with all of the City's municipal unions expired in the 1995 and 1996 fiscal years. The City has reached settlements with unions representing approximately two-thirds of the City's workforce. The Financial Plan reflects the costs of the settlements and assumes similar increases for all other City-funded employees.

   The terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement. Legislation passed in February 1996 will place collective bargaining matters relating to police and firefighters, including impasse proceedings, under the jurisdiction of the State Public Employment Relations Board ("PERB"), instead of the New York City Office of Collective Bargaining ("OCB"). OCB considers wage levels of municipal employees in similar cities in the United States in reaching its determinations, while PERB's determinations take into account wage levels in both private and public employment in comparable communities, particularly within the State. In addition, PERB can approve only two-year contracts, unlike OCB which can approve longer contracts. For these reasons, among others, PERB jurisdiction could result in labor settlements which impose higher costs on the City than those reached under existing procedures. On January 23, 1996, the City requested the Office of Collective Bargaining to declare an impasse against the Patrolmen's Benevolent Association ("PBA") and the Uniformed Firefighters Association ("UFA"). In addition, on February 29, 1996, the City commenced an action in the State Supreme Court seeking a declaratory judgment confirming that OCB, rather than PERB, has jurisdiction over collective bargaining matters relating to police. On April 10, 1996, the Court issued a decision which found the legislation in violation of the home rule provisions of the State Constitution, and held that OCB and not PERB had jurisdiction over collective bargaining matters relating to police. On September 12, 1996, the Appellate Division, First Department affirmed this decision. The PBA has appealed the Apellate Division decision.

   The projections for the 1997 through 2000 fiscal years reflect the costs of the settlements with the United Federation of Teachers ("UFT") and a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37"), which together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. There can be no assurance that the City will reach an agreement with the unions that have not yet reached a settlement with the City on the terms contained in the Financial Plan.

   In the event of a collective bargaining impasse, the terms of wage settlements could be determined through statutory impasse procedures, which can impose a binding settlement except in the case of collective bargaining with the UFT, which may be subject to non-binding arbitration. On January 23, 1996, the City requested the Office of Collective Bargaining to declare an impasse against the PBA and the UFA.

   From time to time, the Control Board staff, MAC, OSDC, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

   On July 16, 1996, the City Comptroller issued a report on the Financial Plan, which concluded that the City's fiscal situation remains serious. With respect to the 1997 fiscal year, the report identified between $787 million and $941 million in potential risks, including (i) $319 million in airport related payments from the Port Authority that are the subject of arbitration;
(ii) $202 million to $266 million in risks related to BOE resulting primarily from unidentified expenditure reductions and projected State aid which has not been appropriated by the State Legislature; (iii) possible tax revenue shortfalls totaling $69 million, reflecting the potential impact that rising interest rates may have on the economy; and (iv) $144 million relating to projected overtime savings. In addition, the report noted that HHC has not provided any details with respect to assumed expenditure reductions and revenue enhancements to close a projected deficit for the 1997 fiscal year, and that HHC faces additional uncertainties, including the impact of reform of the State's health care reimbursement methodology, lower Medicaid and Medicare revenues due to proposed reductions by the Federal Government and the impact of proposals to privatize certain hospital facilities. The report also noted that the City's capital budget includes risks in the 1997 fiscal year of $777 million, including $607 million in capital from the proposed sale of the City's water and sewer system, which the City Comptroller has opposed and which was ruled unconstitutional in a unanimous decision of the Appellate Division of the State Supreme Court.

   With respect to fiscal years 1998 through 2000, the report identified total risks of between $2.47 billion and $2.58 billion for the 1998 fiscal year, $3.38 billion and $3.53 billion for the 1999 fiscal year and $4.16 billion and $4.31 billion for fiscal year 2000, which include the gaps identified in the Financial Plan and the same categories of risks for fiscal years 1998 through 2000 that the report identified for the 1997 fiscal year. With respect to the City's capital budget for the 1998 through 2000 fiscal years, the report identified risks of $1.5 billion, $1.7 billion and $1.4 billion, respectively, including the risk that the proposed Infrastructure Finance Agency may not be approved by the State Legislature. The report also noted that the City's reliance on $1.5 billion of nonrecurring actions for the 1997 fiscal year to close current year budget gaps and, therefore, defer them into future fiscal years, has resulted in a rapid increase in the size of estimated budget gaps for the later years of the Financial Plan. The largest of these recent budget actions include City labor contracts, which defer major costs until the end of the contract period, bond refundings, and the sale of Mitchell- Lama mortgages. In a subsequent report, the City Comptroller set forth various proposals to relieve overcrowding in the public schools, including year-round schooling, double shifts, busing to nearby schools with available space, and federal funding for new school construction and renovation projects.

   On July 18, 1996, the staff of the OSDC issued a report on the Financial Plan. The report concluded that, while the City will end the 1996 fiscal year with a balanced budget, the City has made no progress towards structural budget balance, despite its headcount and entitlement reduction programs and higher revenue collections. The report noted that the City relied on $1.4 billion in non-recurring resources to achieve budget balance in the 1996 fiscal year and, as a result, future projected gaps have increased to the largest the City has ever faced. The report projected budget gaps of $74 million, $1.8 billion, $2.7 billion and $3.5 billion, and identified additional risks of $774 million, $1.3 billion, $1.0 billion and $1.1 billion, for the 1997 through 2000 fiscal years, respectively. The principal risks identified in the report relate to (i) uncertain State education aid and mandate relief, and unspecified expenditure reductions, relating to BOE, totaling $327 million in the 1997 fiscal year and $402 million in each of the 1998, 1999 and 2000 fiscal years; (ii) the receipt of Port Authority lease payments totaling $314 million and $226 million in the 1997 and 1998 fiscal years, respectively; (iii) State approval of a four-year extension to the City's personal income tax surcharge which would generate revenues of $171 million, $447 million, $478 million and $507 million in the 1997 through

2000 fiscal years, respectively; and (iv) the receipt of $200 million in the 1998 fiscal year in connection with a proposed sale of the New York Coliseum. The report noted that the large future budget gaps result primarily from tax cuts and the cost of labor agreements, and that revenues are projected to increase 1.2% per year during the period covered by the Financial Plan, while expenditures are projected to increase 6% per year. The report further noted that the City's economy is heavily dependent on profits in the securities sector, which are volatile, and that there is a strong likelihood of a downturn in the national and local economies during the period of the Financial Plan, which creates a risk to City tax collections beyond those quantified in the report. In addition, the report noted that HHC could face a budget gap of approximately $370 million for the 1997 fiscal year, resulting from lower hospital utilization and other factors, and, with respect to the capital plan, the report noted that the City anticipates funding over the next four years of approximately $5.7 billion which is uncertain, including financing from the proposed sale of the water and sewer system, savings from amendments to the Wicks Law and the proceeds from the sale of bonds issued by the proposed Infrastructure Finance Authority.



   On July 18, 1996, the staff of the Control Board issued a report on the Financial Plan. The report identified risks totaling $594 million, $1.1 billion, $851 million and $813 million, for the 1997 fiscal year, the 1998 fiscal year, the 1999 fiscal year and fiscal year 2000, respectively. The principal risks identified in the report included (i) revenues from the proposed extension of the 12.5% personal income tax surcharge totaling $171 million, $394 million, $419 million and $445 million in the 1997 through 2000 fiscal years, respectively, which requires State legislation; (ii) implementation by BOE of various actions, totaling $56 million in the 1997 fiscal year and $334 million in each of the 1998 through 2000 fiscal years, which include unspecified reductions and uncertain State funding; (iii) the receipt of $314 million and $226 million from the Port Authority in the 1997 and 1998 fiscal years, respectively, which is the subject of arbitration; and
(iv) the potential for greater than forecast overtime spending totaling between $71 and $77 million in each of the 1997 through 2000 fiscal years. Taking into account the risks identified in the report and the unprecedented gaps projected in the Financial Plan, the Control Board identified projected gaps of $2.8 billion, $3.5 billion and $4.2 billion for the 1998 fiscal year, the 1999 fiscal year and fiscal year 2000, respectively. The report concluded that the City has not addressed its underlying problems, which include inadequate and unstable revenue growth, high debt service expenditures and increasing costs of health care and employee fringe benefits. The report noted that by fiscal year 2000, City-funded revenues will have grown by only 6.1% since the 1996 fiscal year, which is substantially below the expected rate of inflation, while expenditures are expected to grow at about the expected rate of inflation. The report noted that this problem is increased by the volatility and cyclicality of the City's tax revenues, which do not grow uniformly from one year to the next and which are sensitive to fluctuations of the securities industry. The report further noted that the City is approaching the limit on outstanding general obligation debt permitted under the State Constitution and, as a result, has proposed the creation of the Infrastructure Finance Authority. In addition, the report stated that the City's structural imbalance has led to insufficient funding for maintaining the existing capital plant through the expense budget, and questioned whether the current capital plan is affordable over the long term.

   On October 9, 1995, Standard & Poor's issued a report which concluded that proposals to replace the graduated Federal income tax system with a 'flat' tax could be detrimental to the creditworthiness of certain municipal bonds. The report noted that the elimination of Federal income tax deductions currently available, including residential mortgage interest, property taxes and state and local income taxes, could have a severe impact on funding methods under which municipalities operate. With respect to property taxes, the report noted that the total valuation of a municipality's tax base is affected by the affordability of real estate and that elimination of mortgage interest deduction would result in a significant reduction in affordability and, thus, in the demand for, and the valuation of, real estate. The report noted that rapid losses in property valuations would be felt by many municipalities, hurting their revenue raising abilities. In addition, the report noted that the loss of the current deduction for real property and state and local income taxes from Federal income tax liability would make rate increases more difficult and increase pressures to lower existing rates, and that the cost of borrowing for municipalities could increase if the tax-exempt status of municipal bond interest is worth less to investors. Finally, the report noted that tax anticipation notes issued in anticipation of property taxes could be hurt by the imposition of a flat tax, if uncertainty is introduced with regard to their repayment revenues, until property values fully reflect the loss of mortgage and property tax deductions.



   On December 17, 1996, the Control Board issued a report noting that the City's general tax revenues are growing much more slowly than the City's expenditures, which will make it increasingly difficult to balance the budget. On the same day, the staff of the City Comptroller issued a report which tended to support the Control Board report, finding that the rate of growth of personal income in the City was much lower than the national rate.

   The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $2.4 billion of short-term obligations for fiscal year 1997 to finance the current estimate of its seasonal cash flow needs for the 1997 fiscal year. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion and $2.25 billion in the 1993 and 1992 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes exceeding those expected early in such fiscal years.

   The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1997-2000 Financial Plan. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1996 amounted to approximately $2.8 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City's Corporation Counsel.

   On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A-to BBB+ and removed City bonds from CreditWatch. S&P stated that 'structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector.' Other factors identified by S&P's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels.

   Fitch Investors Service, Inc. ('Fitch') rates City general obligation bonds A-. Moody's rating for City general obligation bonds is Baa1. On March 1, 1996, Moody's stated that the rating for the City's Baa1 general obligation bonds remains under review for a possible downgrade pending the outcome of the adoption of the City's budget for the 1997 fiscal year and in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Since July 15, 1993, Fitch has rated City bonds A-. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert although Fitch stated that the outlook remains negative. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.

   In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 10, 1995, S&P revised its rating of City bonds downward to BBB+, as discussed above. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. Since July 15, 1993, Fitch has rated City bonds A-.

                                   APPENDIX D

                      SPECIAL INVESTMENT CONSIDERATIONS
                 RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS

                                    Overview

   The financial condition of the State of California ("California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the Vista California Tax Free Money Market Fund or the Vista California Intermediate Tax Free Income Fund, or result in the default of existing obligations, including obligations which may be held by the Vista California Tax Free Money Market Fund or the Vista California Intermediate Tax Free Income Fund. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from California, as publicly available prior to the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

   During the early 1990's California experienced significant financial difficulties, which have reduced its credit standing but the state's finances have improved since 1995. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

   Economic Factors. California's economy is the largest among the 50 states (accounting for almost 13% of the nation's output of goods and services) and one of the largest in the world. California's population of more than 32 million represents over 12% of the total United States population and grew by 27% in the 1980s. While California's substantial population growth during the 1980's stimulated local economic growth and diversification and sustained a real estate boom between 1984 and 1990, it has increased strains on California's limited water resources and demands for government services and may impede future economic growth. Population growth slowed since 1991 even while substantial immigration has continued, due to a significant increase in outmigration by California residents. Generally, the household incomes of new residents have been substantially lower (and their education and welfare utilization higher) than those of departing households, which may have a major long-term socioeconomic and fiscal impact. However, with the California economy improving, the recent net outmigration within the Continental U.S. is expected to decrease or be reversed.

   From mid-1990 to late 1993, California's economy suffered its worst recession since the 1930s, with over 700,000 jobs lost. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Most of the losses were related to cuts in federal defense spending.


   Since the start of 1994, the California economy has been experiencing recovery and growth. The State Department of Finance reports net job growth, particularly in construction and related manufacturing, wholesale and retail trade, electronics, exports, transportation, recreation and services. This growth has offset the continuing but slowing job losses in the aerospace industry and restructuring of the finance and utility sectors. Pre-recession job levels were reached in early 1996, and job growth is estimated to remain strong for the next few years.

               Constitutional and Statutory Limitations on Taxes,
                        Other Charges and Appropriations

   Limitations on Property Taxes. Certain California Instruments may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing power of California local governments and districts is limited by Article XIIIA of the California "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.


   Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.


   Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use.

   Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, the so-called "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

   Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

   Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

   In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

   The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.


   Appropriation Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non- tax funds, including bond proceeds.

   Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post 1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

   The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfer of service responsibilities between governmental units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.


   "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues for several years after 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. The State's 1996-97 Budget Act provides for State appropriations more than $7 billion under the Article XIIIB limit. Local governments may by voter approval exceed their spending limits for up to four years.


   A 1986 initiative statute, called "Proposition 62," imposed additional limits on local governments, by requiring either majority or 2/3 voter approval for any increases in "general taxes" or "special taxes," respectively (other than property taxes, which are unchangeable). Court decisions had struck down most of Proposition 62 and many local governments, especially cities, had enacted or raised local "general taxes" without voter approval. In September, 1995, the California Supreme Court overruled the prior cases, and upheld the constitutionality of Proposition 62. Many aspects of this decision remain unclear (such as its impact on charter (home rule) cities, and whether it will have retroactive effect), but its future effect will be to further limit the fiscal flexibility of many local governments.


   Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies of their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these articles on California Instruments. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either these articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service or their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.



   State Debt. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Total outstanding general obligation bonds and lease purchase debt of California increased from $9.4 billion at June 30, 1987 to $23.3 billion at October 1, 1996. The State also had outstanding at October 1, 1996 $272 million of general obligation commercial paper notes which will be refunded into long-term bonds at a later date. In FY1995-96, debt service on general obligation bonds and lease purchase debt was approximately 5.2% of General Fund revenues. State voters approved $5.0 billion of new bond authorizations on the March 26, 1996 ballot, and an additional $2.1 billion on the November 5, 1996 ballot.

   Recent Financial Results. The principal sources of General Fund revenues in 1994-1995 were the California personal income tax (43% of total revenues), the sales tax (34%), bank and corporation taxes

(13%), and the gross premium tax on insurance (3%). California maintains a Special Fund for Economic Uncertainties ("SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund. Because of the recession, the SFEU has not been funded for the past four years.


   General. Throughout the 1980s, California state spending increased rapidly as California's population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest state program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of California General Fund revenues (currently about 35%).

   Since the start of 1990-91 Fiscal Year, California has faced adverse economic, fiscal and budget conditions. The economic recession seriously affected California's tax revenues. It also caused increased expenditures for health and welfare programs. California is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

   Recent Budgets. As a result of these factors, among others, from the late 1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the Years 1991-92 to 1994-95, including: significant cuts in health and welfare program expenditures;

     transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

     transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

     reduction in growth of support for higher education programs, coupled with increases in student fees;

     revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

     increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

     various one-time adjustment and accounting changes. Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.


   The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in Fiscal Year 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in Fiscal Years 1993-94 through 1995-96, which have reduced the accumulated budget deficit to less than $100 million as of June 30, 1996.

   The State Department of Finance estimated that the General Fund received revenues of about $46.1 billion in FY 1995-96, about $2 billion higher than was originally expected, as a result of the strengthening economy. Expenditures totaled about $45.4 billion, also about $2 billion higher than budgeted, in part because of the constitutional requirement to disburse revenues to local school districts, and in part because federal actions to reduce welfare costs and to pay for costs of illegal immigrants were not forthcoming.



   A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants.



   The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short-term notes which matured in a subsequent fiscal year to finance its ongoing deficit and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowing during a fiscal year.



   Current Budget. The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the Fiscal Year are estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures.

   The following are principal features of the 1996-97 Budget Act:

   1. Funding for schools and community college districts increased by $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class- size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2 percent) was funded. The funding increases have brought K-12 expenditures to almost $4,800 per pupil, an almost 15% increase over the level prevailing during the recession years.

   2. Proposed cuts in health and welfare totaling $660 million. All of these cuts require federal law changes (including welfare reform, which was enacted), federal waivers, or federal budget appropriations in order to be achieved. Ultimate federal actions after enactment of the Budget Act will allow the State to save only about $360 million of this amount.

   3. A 4.9 percent increase in funding for the University of California and the California State University system, with no increases in student fees for the second consecutive year.

   4. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund.

   With signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriated a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The General Fund fund balance, however, still reflects $1.6 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001- 02, about equally split between outlays from the General Fund and from schools' entitlements. The 1996-97 Budget Act contained a $150 million appropriation from the General Fund toward this settlement.

   The Department of Finance projected, when the Budget Act was passed, that, on June 30, 1997, the State's available internal borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no external cross-fiscal year borrowing will be needed. The State will continue to rely on internal borrowing and intra-year external note borrowing to meet its cash flow requirements.



   The Department of Finance has reported that, through the first five months of the 1996-97 fiscal year, General Fund revenues have been about $460 million (2.7%) above projection, reflecting the continued strength of the State's economic recovery. This is offset by required increased payments to schools, and lower than expected savings resulting from federal welfare reform actions. The State has not yet given any prediction of how the federal welfare reform law will impact the State's finances, or those of its local agencies; this State is in the midst of making many decisions concerning implementation of the new welfare law. A complete update of the FY 1996-97 budget will be released by the Governor in early January, 1997, along with his proposed budget for FY 1997-98.



   Bond Ratings. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. In 1996, Fitch and Standard & Poor's raised their ratings of California's general obligation bonds, which are currently assigned ratings of "A+" from Standard & Poor's, "Al" from Moody's and "A+" from Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of California to make payment on such obligations in the event of default.



   Legal Proceedings. Calfornia is involved in certain legal proceedings (described in California's recent financial statements) that, if decided against California, may require California to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the state's recent budget compromises. The matters covered by these lawsuits include a deferral of payments by California to the Public Employees Retirement System and reductions in welfare payments. These cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.


                           Obligations of Other Issuers

   Other Issuers of California Instruments. There are a number of state agencies, instrumentalities and political subdivisions of the State of California that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of California.

   State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of California's General Fund surplus to local agencies, the reallocation of certain state revenues to local agencies and the assumption of certain governmental functions by the State of California to assist municipal issuers to raise revenues. Through 1990-91, local assistance (including public schools) accounted for around 75% of General Fund spending. To reduce California General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer a total of $3.9 billion of property tax revenues to school districts, representing loss of all the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up part of this shortfall, the Legislature proposed, and voters approved in 1993, dedicating 0.5% of the sales tax to counties and cities for public safety purposes. In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs.


   To the extent that California should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of state assistance to local governments may continue to be reduced. Any such reductions in state aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. A number of counties, both rural and urban, have also indicated that their budgetary condition is extremely serious. At the start of the 1995-96 fiscal year, Los Angeles County, the largest in the State, had to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget. The County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which recently emerged from federal bankruptcy protection, has substantially reduced services and personnel in order to live within much reduced means.


   Assessment Bonds. California Instruments which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

   California Long-Term Lease Obligations. Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased in unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g. due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

   Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a state receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State of California was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the District's lease. The trial court upheld the validity of the lease, and the case was subsequently settled. Any ultimate judgment in any future case against the position taken by the Trustee may have adverse implications for lease transactions of a similar nature by other California entities.

                              Other Considerations

The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in state regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

   Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g. because of major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

   Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which typically are the issuers of tax allocation securities) no longer receive an increase in tax incrment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

   The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California Instruments in which the California Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Instruments.

   Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any security in the California Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or state government to appropriate sufficient funds within their respective budget limitations.

                               MUTUAL FUND TRUST

                           PART C. OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits



          (a) Financial statements:


             In Part A: Financial Highlights

             In Part B: Financial Statements and the Reports thereon for the
                        Funds filed herein for the fiscal year ended August 31, 1996 are incorporated by reference into Part B as part of the 1996 Annual Reports to Shareholders for such Funds as filed with the Securities and Exchange Commission by the Registrant on Form N-30D on November 5, 1996, accession number 0000950123-96-006191 and on Form N-30D on November 5, 1996, accession number 0000950123-96-006192. Financial Statements and the Reports thereon for The 100% U.S. Treasury Securities Money Market Fund and The Cash Management Fund of The Hanover Funds, Inc. for the fiscal year ended November 30, 1995 are incorporated by reference into Part B as part of the 1995 Annual Reports to Shareholders for such funds as filed with the Securities and Exchange Commission by The Hanover Funds, Inc. on Form N-30D on February 2, 1996, accession number 0000950123-96-000335.


              In Part C: None.

          (b) Exhibits:



Exhibit
Number
-------
1           Declaration of Trust. (1)
2           By-laws. (1)
3           None.
4           Specimen share certificate. (4)
5(a)        Form of Investment Advisory Agreement. (1) and (3)
5(b)        Form of Interim Investment Advisory Agreement.(6)
5(c)        Form of Proposed Investment Advisory Agreement.(6)
5(d)        Form of Proposed Investment Subadvisory Agreement between The Chase
            Manhattan Bank and Chase Asset Management, Inc.(6)
5(e)        Form of Proposed Investment Sub-Advisory Agreement between The
            Chase Manhattan Bank and Texas Commerce Bank, National
            Association. (7)
5(f)        Form of Administration Agreement. (1) and (3)
5(g)        Form of Administration Agreement.(6)
6(a)        Form of Distribution and Sub-Administration Agreement. (1)
6(b)        Distribution and Sub-Administration Agreement dated August 21,
            1995.(6)
7(a)        Retirement Plan for Eligible Trustees.(6)
7(b)        Deferred Compensation Plan for Eligible Trustees.(6)
8(a)        Form of Custodian Agreement. (1)
8(b)        None.
9(a)        Form of Transfer Agency Agreement. (1)
9(b)        Form of Shareholder Servicing Agreement. (1)
9(c)        Form of Shareholder Servicing Agreement. (6)
9(d)        Agreement and Plan of Reorganization and Liquidation.(6)
10(a)       Opinion of Reid & Priest re: Legality of Securities being
            Registered. (2)
11(a)       Consent of Price Waterhouse LLP. (10)
11(b)       Consent of KPMG Peat Marwick LLP. (10)
12          None.
13          N/A.
14          None.
15(a)       Forms of Rule 12b-1 Distribution Plans including Selected Dealer
            Agreements and Shareholder Service Agreements. (1) and (3)
15(b)       Form of Proposed Rule 12b-1 Distribution Plan (including forms of
            Selected Dealer Agreement and Shareholder Servicing Agreement).(6)
16.         Schedule for Computation of Each Performance Quotation.(6)

17.         Financial Data Schedule. (8)

18.         Form of Rule 18f-3 Multi-Class Plan. (6)

99. Power of Attorney for: Fergus Reid, III, H. Richard Vartabedian, William J. Armstrong, John R. H. Blum, Stuart W. Cragin, Jr.,
            Joseph J. Harkins, Irving L. Thode, W. Perry Neff, Roland R. Eppley, Jr., W. D. MacCallan. (9)

-------------------
(1) Filed as an Exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on February 14, 1994.
(2) Filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on April 18, 1994.
(3) Filed as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on August 29, 1994.
(4) Filed as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on October 28, 1994.
(5) Filed as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of the Registrant (File No. 33- 75250) as filed with the Securities and Exchange Commission on October 31, 1995.
(6) Filed as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the Registrant as filed with the Securities and Exchange Commission on December 28, 1995.
(7) Filed as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant as filed with the Securities and Exchange Commission on March 7, 1996.
(8) Filed as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant as filed with the Securities and Exchange Commission on April 22, 1996.
(9) Filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant as filed with the Securities and Exchange Commission on September 6, 1996.
(10) Filed herewith.

ITEM 25.  Persons Controlled by or Under Common
          Control with Registrant

          Not applicable

ITEM 26.  Number of Holders of Securities


                                                                  Number of Record
                                                                   Holders as of
         Title of Series                                          November 30, 1996
         ---------------                                          -----------------
                                                                        None

                                    Vista         Premier  Institutional Class A    Class B
                                    Shares        Shares      Shares     Shares     Shares
                                    ------        ------   -----------   -------    -------
Vista(SM) Treasury Plus
   Money Market Fund                   N/A           40         38         N/A        N/A

Vista(SM) Federal Money
   Market Fund                       9,554          263         24         N/A        N/A

Vista(SM) U.S. Government
   Money Market Fund                 7,915          594        182         N/A        N/A

Vista(SM) Cash Management
   Fund                              9,417          391         72         N/A        N/A

Vista(SM) Prime Money
   Market Fund                         N/A          162         60         N/A        469

Vista(SM) Tax Free Money
   Market Fund                       1,237          166         21         N/A        N/A

Vista(SM) California Tax Free
   Money Market Fund                    82          N/A        N/A         N/A        N/A

Vista(SM) New York Tax Free
   Money Market Fund                 5,193          N/A        N/A         N/A        N/A

Vista(SM) 100% U.S. Treasury
   Securities Money Market Fund      5,130            8         11         N/A        N/A

                                    Vista         Premier  Institution  Class A    Class B
                                    Shares        Shares      Shares    Shares     Shares
                                    ------        ------   -----------  -------    -------

Vista(SM) Tax Free Income
   Fund                                N/A          N/A        N/A      2,689        547

Vista(SM) New York Tax Free
   Income Fund                         N/A          N/A        N/A      2,827        472

Vista(SM) California Intermediate
   Tax Free Income Fund                N/A          N/A        N/A        635        N/A



ITEM 27.  Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

          Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



ITEM 28(a)  Business and Other Connections of Investment Adviser


          The Chase Manhattan Bank (the "Adviser") is a commercial bank providing a wide range of banking and investment services.

          To the knowledge of the Registrant, none of the Directors or executive officers of the Adviser, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the Adviser also hold or have held various positions with bank and non-bank affiliates of the Adviser, including its parent, The Chase Manhattan Corporation. Each Director listed below is also a Director of The Chase Manhattan Corporation.


                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     the Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------
Thomas G. Labreque       Chairman of the Board,        Chairman, Chief Executive Officer
                         Chief Executive Officer       and a Director of The Chase
                         and Director                  Manhattan Corporation and a
                                                       Director of AMAX, Inc.

Richard J. Boyle         Vice Chairman of the          Vice Chairman of the Board and a
                         Board and Director            Director of The Chase Manhattan
                                                       Corporation and Trustee of
                                                       Prudential Realty Trust

Robert R. Douglass       Vice Chairman of the          Vice Chairman of the Board and a
                         Board and Director            Director of The Chase Manhattan
                                                       Corporation and Trustee of HRE
                                                       Properties

Joan Ganz Cooney         Director                      Chairman of the Executive
                                                       Committee of the Board of
                                                       Trustees, formerly Chief Executive
                                                       Officer of Children's Television
                                                       Workshop and a Director of each
                                                       of Johnson & Johnson,
                                                       Metropolitan Life Insurance
                                                       Company and Xerox Corporation

Edward S. Finkelstein    Director                      Retired Chairman and Chief
                                                       Executive Officer and Director of
                                                       R.H. Macy & Co., Inc. and a
                                                       Director of Time Warner Inc.

                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     the Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------

H. Laurance Fuller       Director                      Chairman, President, Chief
                                                       Executive Officer and Director of
                                                       Amoco Corporation and Director of
                                                       Abbott Laboratories

Howard C. Kauffman       Director                      Retired President of Exxon
                                                       Corporation and a Director of each
                                                       of Pfizer Inc. and Ryder System,
                                                       Inc.

Paul W. MacAvoy          Director                      Dean of Yale School of
                                                       Organization and Management

David T. McLaughlin      Director                      President and Chief Executive
                                                       Officer of The Aspen Institute,
                                                       Chairman of Standard Fuse
                                                       Corporation and a Director of each
                                                       of ARCO Chemical Company and
                                                       Westinghouse Electric Corporation

Edmund T. Pratt, Jr.     Director                      Chairman Emeritus, formerly
                                                       Chairman and Chief Executive
                                                       Officer, of Pfizer Inc. and a
                                                       Director of each of Pfizer, Inc.,
                                                       Celgene Corp., General Motors
                                                       Corporation and International Paper
                                                       Company

Henry B. Schacht         Director                      Chairman and Chief Executive
                                                       Officer of Cummins Engine
                                                       Company, Inc. and a Director of
                                                       each of American Telephone and
                                                       Telegraph Company and CBS Inc.

A. Alfred Taubman        Director                      Chairman and Director, formerly
                                                       also Chief Executive Officer, of
                                                       The Taubman Company, Inc.,
                                                       majority shareholder and Chairman
                                                       of Sotheby's Holdings, Inc., owner
                                                       of Woodward & Lothrop, Inc. and
                                                       its subsidiary, John Wanamaker,
                                                       and Chairman of A&W
                                                       Restaurants, Inc. and a Director of
                                                       R.H. Macy & Co., Inc.

                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     the Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------

Donald H. Trautlein      Director                      President and Chief Executive
                                                       Officer of The Aspen Institute,
                                                       Chairman of Standard Fuse
                                                       Corporation and a Director of
                                                       each of ARCO Chemical
                                                       Company and Westinghouse
                                                       Electric Corporation

Kay R. Whitmore          Director                      Chairman of the Board,
                                                       President and Chief Executive
                                                       Officer and Director of Eastman
                                                       Kodak Company

Item 28(b)

Chase Asset Management ("CAM" is an Investment Advisor providing investment services to institutional clients.

         To the knowledge of the Registrant, none of the Directors or executive officers of the CAM, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the CAM also held or have held various positions with bank and non-bank affiliates of the Advisor, including its parent. The Chase Manhattan Corporation.


                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     the Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------
James Zeigon             Chairman and Director         Director of Chase
                                                       Asset Management
                                                       (London) Limited

Steven Prostano          Executive Vice President      Chief Operating Officer
                         and Chief Operating Officer   and Director of Chase
                                                       Asset Management
                                                       (London) Limited

Mark Richardson          President and Chief           Chief Investment Officer
                         Investment Officer            and Director of Chase
                                                       Asset Management
                                                       (London) Limited


Item 28(c)

Texas Commerce Bank National Association ("TCB") is an Investment Adviser and its business has been that of a national bank.

          To the knowledge of the Registrant, none of the Directors or executive officers of TCB, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors or executive officers of TCB also hold or have held various positions with bank and non-bank affiliates of the Adviser, including its parent, The Chase Manhattan Corporation.


                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     Sub-Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------
John L. Adams            Director, Vice Chairman       None

Elaine B. Agather        Chairman and CEO, TCB-        None
                         Fort Worth, Vice Chairman,
                         TCB-Metroplex


                                      C-6


                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     Sub-Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------

David W. Biegler         Director                      Chairman, President and CEO,
                                                       ENSERCH Corporation, 300 South
                                                       St. Paul St., Dallas, TX 75201

Robert W. Bishop         Executive Vice President      None

Alan R. Buckwalter, III  Director, Vice Chairman       None

H. Worth Burke           Executive Vice President      None

Charles W. Duncan        Director                      Investments, 600 Travis,
                                                       Houston, TX 77002-3007

Dan S. Hallmark          Chairman and CEO              None
                         TCB-Beaumont

Dennis R. Hendrix        Director                      Chairman, PanEnergy Corp.,
                                                       P.O. Box 1642, Houston, TX
                                                       77251-1642

Harold S. Hook           Director                      Chairman and CEO, American
                                                       General Corporation, P.O. Box
                                                       3247, Houston TX 77253

                                      C-7


                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     Sub-Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------

Robert C. Hunter         Director, Vice Chairman       None

Ed Jones                 President and CEO, TCB-       None
                         Midland

R. Bruce LaBoon          Director                      Managing Partner, Liddell, Sapp,
                                                       Zivley, Hill & LaBoon, L.L.P.,
                                                       3400 Texas Commerce Tower,
                                                       Houston, TX 77002-3004

Shelaghmichael           Executive Vice President      None
C. Lents

S. Todd Maclin           President, TCB-Dallas,        None
                         Executive Vice President

Beverly H. McCaskill     Executive Vice President      None

Joe C. McKinney          Chairman and CEO TCB-San      None
                         Antonio

                                      C-8



                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     Sub-Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------

Scott J. McLean          Chairman and CEO TCB-El Paso  None

Randal B. McLelland      President and CEO, TCB-       None
                         Rio Grande Valley

David L. Mendez          Executive Vice President      None

W. Merriman Morton       Chairman and CEO TCB-Austin   None

Paul Poullard            Exective Vice President       None

Jeffrey B. Reitman       General Counsel               None

Edward N. Robinson       Executive Vice President      None

Ann V. Rogers            Executive Vice President      None

                                      C-9


                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     Sub-Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------

Marc J. Shapiro          Director, Chairman,           None
                         President and CEO

Larry L. Shryock         Executive Vice President      None

Kenneth L. Tilton        Executive Vice President      None
                         and Controller

Harriet S. Wasserstrum   Executive Vice President      None

Gary K. Wright           Executive Vice President      None



ITEM 29.  Principal Underwriters

          (a) Vista Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. is the underwriter for the Registrant.

          (b) The following are the Directors and officers of Vista Fund Distributors, Inc. The principal business address of each of these persons, with the exception of Mr. Spicer, is 101 Park Avenue, New York, New York 10178. The principal business address of Mr. Spicer is One Bush Street, San Francisco, California 94104.

                                    Position and Offices            Position and Offices
Name                                with Distributor                with the Registrant
----                                --------------------            --------------------
William B. Blundin            Director Chief Executive Officer             None

Richard E. Stierwalt          Director Chief Operating Officer             None

Timothy M. Spicer             Director Chairman of the Board               None

Joseph Kissel                 President                                    None

George Martinez               Chief Compliance Officer                     Secretary and
                              and Secretary                                Assistant Treasurer

                  (c)  Not applicable


ITEM 30.  Location of Accounts and Records

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                  Name                                 Address
                  ----                                 -------
Vista Fund Distributors, Inc.                          101 Park Avenue,
                                                       New York, NY 10022

DST Systems, Inc.                                      210 W. 10th Street,
                                                       Kansas City, MO 64105

The Chase Manhattan Bank                               270 Park Avenue,
                                                       New York, NY 10017

The Chase Manhattan Bank                               One Chase Square,
                                                       Rochester, NY 14363

Chase Asset Management, Inc.                           1211 Avenue of the
                                                       Americas,
                                                       New York, NY 10036

Texas Commerce Bank, National Association              600 Travis,
                                                       Houston, TX 77002

ITEM 31.  Management Services

          Not applicable


ITEM 32.  Undertakings

          (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

          (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has certified that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 27th day of December, 1996.

                                     MUTUAL FUND TRUST


                                     By /s/ H. Richard Vartabedian
                                        --------------------------
                                        H. Richard Vartabedian
                                        President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


 /s/ Fergus Reid, III                  Chairman              December 27, 1996
-------------------------------        and Trustee
     Fergus Reid, III


 /s/ William J. Armstrong               Trustee              December 27, 1996
-------------------------------
     William J. Armstrong


 /s/ John R.H. Blum                     Trustee              December 27, 1996
-------------------------------
     John R.H. Blum


 /s/ Joseph J. Harkins                  Trustee              December 27, 1996
-------------------------------
     Joseph J. Harkins

 /s/ Richard E. Ten Haken
-------------------------------         Trustee              December 27, 1996
     Richard E. Ten Haken


 /s/ Stuart W. Cragin, Jr.              Trustee              December 27, 1996
-------------------------------
     Stuart W. Cragin, Jr.


 /s/ Irving L. Thode                    Trustee              December 27, 1996
-------------------------------
     Irving L. Thode


 /s/ H. Richard Vartabedian             President            December 27, 1996
-------------------------------         and Trustee
     H. Richard Vartabedian


 /s/ W. Perry Neff                      Trustee              December 27, 1996
-------------------------------
     W. Perry Neff


 /s/ Roland R. Eppley, Jr.              Trustee              December 27, 1996
-------------------------------
     Roland R. Eppley, Jr.


 /s/ W.D. MacCallan                     Trustee              December 27, 1996
-------------------------------
     W.D. MacCallan


/s/ Martin Dean                         Treasurer and        December 27, 1996
-------------------------------         Principal
    Martin Dean                         Accounting
                                        Officer

                                 EXHIBIT INDEX


Exhibit
Number
-------

11(a)     Consent of Price Waterhouse LLP.

11(b)     Consent of KPMG Peat Marwick LLP.